Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THE WORD “[REDACTED]”.

ASSET PURCHASE AGREEMENT

among

THE PREMCOR REFINING GROUP INC.,

THE PREMCOR PIPELINE CO.,

DELAWARE CITY REFINING COMPANY LLC

and

DELAWARE PIPELINE COMPANY LLC

dated

April 7, 2010

v

EXHIBITS

Exhibit A	Assignment of Contracts
Exhibit B-1	Buyer Guaranty
Exhibit B-2	Seller Guaranty
Exhibit C	Dispute Resolution Procedures
Exhibit D	Environmental Agreement
Exhibit E	Knowledge Individuals

TABLE OF CONTENTS

Page
Exhibit F	Transition Services Agreement
Exhibit G	Deeds
Exhibit H	Bill of Sale
Exhibit I	Assignment of Rights of Way
Exhibit J	Terminalling Agreement
Exhibit K	Special Provisions Regarding Hydrocarbon Inventory in Certain Tanks
Exhibit L	Certain DNREC Orders Subject to Closing Condition
Exhibit M	Certain DNREC Permit Conditions Subject to Closing Conditions

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into as of April 7, 2010 (the “Execution Date”) by and among THE PREMCOR REFINING GROUP INC., a Delaware corporation (“Premcor Refining”). THE PREMCOR PIPELINE CO., a Delaware corporation (“Premcor Pipeline”). DELAWARE CITY REFINING COMPANY LLC, a Delaware limited liability company (“Delaware City Refining”), and DELAWARE PIPELINE COMPANY LLC a Delaware limited liability company (“Delaware Pipeline”). Premcor Refining and Premcor Pipeline are sometimes herein referred to individually as a “Seller” and collectively as the “Sellers”. Delaware City Refining and Delaware Pipeline are sometimes herein referred to individually as a “Buyer” and collectively as the “Buyers”.

RECITALS

A. Premcor Refining and Premcor Pipeline are both indirect wholly owned subsidiaries of Valero Energy Corporation, a Delaware corporation (“Valero”)

B. Premcor Refining owns a petroleum refinery in Delaware City, Delaware. Premcor Refining permanently ceased refining operations in Delaware City on November 20, 2009 and shut down all of the refinery process units and numerous other related assets (such assets, together with certain shut-down gasification and power generating assets, are more particularly defined elsewhere in this Agreement as the “Refining Assets,” and cessation of refining operations and shut down of the Refining Assets is sometimes herein referred to as the “Shutdown”). Subsequent to the Shutdown, Premcor Refining has continued to operate certain logistics assets at the site, including the docks, tank farm and truck rack, as well as the wastewater treatment plant (such assets which Premcor Refining continues to operate are more particularly defined elsewhere in this Agreement as the “Terminal Assets”).

C. Premcor Pipeline owns a 16” nominal diameter pipeline, which is approximately 23.4 miles in length, and which runs between the Delaware City refinery and SUNOCO’s Twin Oaks Station in Delaware County, Pennsylvania (the “Pipeline”).

D. Sellers desire to sell, transfer and convey the Assets (as defined below) to Buyers, and Buyers desire to purchase the Assets from Sellers, upon the terms and subject to the conditions set forth below.

E. In order to induce Buyers and Sellers to enter into and consummate the transactions contemplated by this Agreement, Buyer Guarantor and Seller Guarantor have executed and delivered the Buyer Guaranty and the Seller Guaranty, respectively, on the Execution Date.

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NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and covenants contained herein, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS AND CONSTRUCTION

Section 1.1 Definitions. As used in this Agreement (including in the Recitals), the following terms shall have the following meanings:

“Affiliate” means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise, and ownership of 50% or more of the voting securities of another Person shall create a rebuttable presumption that such Person controls such other Person.

“Agreement” has the meaning given such term in the preamble of this Agreement.

“Applicable Rate” means a rate per annum which shall be equal to the sum of LIBOR plus 2.0%.

“Assets” has the meaning given such term in Section 2.1.

“Assigned Contracts” means all Contracts (including the Material Contracts) of Sellers that are exclusively used in the day-to-day maintenance and operation of the Assets and the conduct of the Business as of the Execution Date, excluding (i) the Excluded Contracts, and (ii) the Collective Bargaining Agreements and all other agreements between Sellers and the Union.

“Assignment of Contracts” shall mean an assignment and assumption of contracts covering Assigned Contracts in the form attached hereto as Exhibit A.

“Assignment of Rights of Way” means the Assignment and Bill of Sale of Rights of Way, Easements, Licenses, Permits and Other Pipeline Interests in the form attached hereto as Exhibit I.

“Assumed Obligations” has the meaning given such term in Section 2.6.

“Authorization” means any franchise, permit, license, authorization, order, certificate, registration, variance, settlement, compliance plan or other consent or approval granted by any Governmental Authority (i) under any Law, or (ii) under or pursuant to any Judgment or material contract with any such Governmental Authority.

“Bill of Sale” means a Bill of Sale in the form attached hereto as Exhibit H.

“Books and Records” means all books and records of Sellers which are or were exclusively used by or for the Refinery or the Pipeline and are related to the Business or Assets up to the Closing Date including: (i) all design manuals, operation and safety manuals, blueprints, engineering studies and engineering reports; system engineering and design information; and all associated data files and data bases to the extent such systems exist exclusively for the operation of the Assets and can be delivered by Sellers to Buyers; and (ii) Sellers’ operational and technical records relating exclusively to the Assets prior to the Closing

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Date. For the avoidance of doubt, Books and Records specifically excludes (w) all records, documents, plans, strategies and financial records related to the transactions contemplated by this Agreement; (x) any records, documents, plans, strategies, process management procedures and procedures and financial records which pertain to other refineries, pipelines, terminals and facilities owned by Sellers or their Affiliates, (y) employee personnel and medical records (other than any training records that Sellers can share without violating privacy or other Law for those Employees and Former Employees that are hired by Buyers within one year after the Closing Date, upon written request from Buyers for such training records), and (z) any of Sellers’ minute books and records, Tax Returns or other materials which do not relate exclusively to the Assets or the Business conducted by Sellers utilizing the Assets or any part thereof.

“Breach Notice” has the meaning given such term in Section 5.3.

“Business” means, as context requires, either (i) the business as conducted by Sellers prior to the Shutdown, utilizing the Assets in the ownership and operation of the Refinery and the Pipeline, and/or (ii) the logistics activities conducted by Sellers after the Shutdown, utilizing the Terminal Assets and/or the Pipeline.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

“Buyer” and “Buyers” have the meanings given such terms in the preamble of this Agreement.

“Buyer Guarantor” means PBF Energy Partners LP, a Delaware limited partnership.

“Buyer Guaranty” means the guaranty agreement that has been issued by the Buyer Guarantor and delivered to Sellers on the Execution Date, a copy of which is attached hereto as Exhibit B-1.

“Buyer Indemnitees” means Buyers, their Affiliates and their respective officers, directors, employees, partners, agents, representatives, and their successors and permitted assigns.

“Buyer Third Person Consent” means any Third Person Consent required under (i) any organizational document of Buyers, or (ii) any material contract to which Buyers are a party or by which they or their assets are bound.

“Casualty” has the meaning given such term in Section 10.1.

“Claim” means any demand, claim, action, investigation, inquiry, notice of violation, legal proceeding or arbitration, whether or not ultimately determined to be valid.

“Closing” and “Closing Date” have the meanings given such terms in Section 2.4.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

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“Collective Bargaining Agreements” has the meaning given such term in Section 3.12.

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of August 14, 2009, by and between Valero Energy Corporation and PBF Investments, LLC.

“Contract(s)” means any written, oral, implied or other promise, agreement, contract, understanding, arrangement, license instrument, note, guaranty, indemnity, representation, warranty, assignment, power of attorney, certificate, purchase order, work order, commitment, covenant, assurance or undertaking of any nature, including all amendments, modifications and supplements thereto, but excluding the Rights of Way, the Permits, Authorizations, this Agreement and any agreements to be entered into pursuant to this Agreement.

“Customs” has the meaning given such term in Section 8.7.

“Deeds” has the meaning given such term in Section 2.5(b).

“Diligence Representative” has the meaning given such term in Section 5.4(a).

“Disclosure Schedules” means the disclosure schedules delivered by Sellers to Buyers or Buyers to Sellers, as the case may be, on the Execution Date. The Disclosure Schedules have been arranged in sections corresponding to the numbered sections of this Agreement.

“Dispute Resolution Procedures” means the procedures set forth in Exhibit C.

“Dollars” and the symbol “$” mean the lawful currency of the United States of America.

“Employees” means the employees employed by VSI or its Affiliates in connection with the Business as of the Execution Date.

“Environmental Agreement” means the Environmental Agreement entered into by and between Buyers and Sellers as of the Execution Date, a copy of which is attached hereto as Exhibit D.

“Environmental Law” has the meaning given such term in the Environmental Agreement.

“Environmental Liabilities” has the meaning given such term in the Environmental Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity which is (or at any relevant time was) a member of a “controlled group of corporations” with, under “common control” with, or a member of an “affiliated service group” with, the Sellers as defined in Section 414(b), (c), (m) or (o) of the Code, or under “common control” with the Seller, within the meaning of Section 4001(b)(1) of ERISA.

“Excluded Assets” has the meaning given such term in Section 2.2.

“Excluded Contract” has the meaning given such term in Section 3.5(b).

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“Execution Date” has the meaning given such term in the preamble of this Agreement.

“Former Employees” means employees employed by VSI or its Affiliates in connection with the Business at any time during the one year period prior to the Execution Date, other than Employees.

“FTZ” has the meaning given such term in Section 8.7.

“FTZ Board” has the meaning given such term Section 8.7.

“Governmental Authority” means any national, federal, regional, state, local or other governmental agency, authority, administrative agency, regulatory body, commission, instrumentality, court or arbitral tribunal having governmental or quasi-governmental powers.

“Hazardous Materials” has the meaning given such term in the Environmental Agreement.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Improvements” means all buildings, structures, docks, facilities, improvements, fixtures and aboveground and underground piping and storage tanks and appurtenances which may be located on or within the Refinery Land, areas within any pipeline easements appurtenant to the Refinery Land, areas on, within or under Real Property Leases, or the land covered by the Rights of Way.

“Indemnification Deductible” means $1,000,000.

“Indemnified Party” has the meaning given such term in Section 12.4(a).

“Indemnifying Party” has the meaning given such term in Section 12.4(a).

“Intellectual Property” has the meaning given such term in Section 3.13.

“Judgments” means all judgments, orders, decrees, consents, directives, settlements or any other similar requirement imposed, issued or assessed by, or entered into with, applicable Governmental Authorities pursuant to any Law.

“Knowledge” and “Known” mean, in the case of Seller, the actual knowledge of the individuals listed in Part I of Exhibit E, in their capacities as employees of Sellers or any of their Affiliates, without independent investigation or inquiry and, in the case of Buyers, the actual knowledge of the individuals listed in Part II of Exhibit E, in their capacities as employees of Buyers or any of their Affiliates, without independent investigation or inquiry.

“Law” means any applicable law (including common law), statute or ordinance of any nation or state, including the United States of America, and any political subdivision thereof, including any state of the United States of America, any rule, regulation, legally enforceable policy, protocol, proclamation or executive order promulgated by any Governmental Authority,

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any rule or regulation of any self-regulatory organization such as a securities exchange, or any applicable decree or Judgment having the effect of law in any such jurisdiction, excluding any Environmental Law.

“Leased Vehicles” has the meaning given such term in Section 8.5.

“LIBOR” means for each applicable day, the rate stated in the “Money Rates” section of The Wall Street Journal published on such day as the one month London Interbank Offered Rate; and if The Wall Street Journal is not published on such day, then the aforesaid rate in the most recent edition of The Wall Street Journal preceding such day shall be utilized for such day.

“Lien” means any mortgage, pledge, security interest, lien, deed of charge, right of first refusal or first offer, floating charge or other charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, or the filing of or agreement to give any security interest, charge or financing statement under the Laws or Environmental Laws of any jurisdiction.

“Litigation” means any action, case, suit, investigation or other proceeding pending before any Governmental Authority or any arbitration proceeding.

“Loss” means, subject to Section 12.5 and Section 12.6, all damages, natural resource damages, penalties, fines, related costs, amounts paid in settlement, liabilities, obligations, losses, related expenses and fees, including costs of study or investigation thereof, court costs, costs of defense and reasonable attorneys’ fees and expenses in connection therewith.

“Material Adverse Effect” means a material adverse effect on the Assets taken as a whole; provided, however, that in no event shall any effect that results from any of the following be deemed to constitute a Material Adverse Effect: (a) this Agreement or any actions taken in compliance with this Agreement, the transactions contemplated hereby, or the pendency or announcement thereof, (b) changes or conditions generally affecting the industry in which the Sellers operate, (c) changes in general economic, regulatory or political conditions (including interest rate and currency fluctuations), (d) changes in Law or Environmental Law, (e) changes in accounting principles, (f) acts of war, insurrection, sabotage or terrorism, unless, in the case of each of the clauses (b)-(f) above, such change has a disproportionately adverse effect on the Business or Assets as compared to the effect oh the assets of other participants in the industry.

“Material Contract” has the meaning given such term in Section 3.5(a).

“Motiva Agreement” means that certain Asset Purchase Agreement dated March 30, 2004 by and between Motiva Enterprises LLC and Premcor Refining as amended by First Amendment to Asset Purchase Agreement dated April 30, 2004.

“Multi-Site Contract” has the meaning given such term in Section 8.4.

“Obligations” shall mean duties, liabilities and obligations, whether vested, absolute or contingent, primary or secondary, direct or indirect, known or unknown, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated, due or to become due, and whether contractual, statutory or otherwise.

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“Other Agreements” means the Terminalling Agreement, the Environmental Agreement, and the Transition Services Agreement.

“Owned Vehicles” has the meaning given such term in Section 8.5.

“Pension Plans” has the meaning given such term in the definition of Seller Plan.

“Permits” means all consents, permits, licenses, orders, registrations, certificates, approvals or other similar rights, authorizations or directives from any Governmental Authority which are necessary to the ownership and operation of the Assets, but excluding the Rights of Way.

“Permitted Lien” means:

(i) Liens set forth in Section 1.1(d) of the Disclosure Schedules;

(ii) Liens imposed by Law and incidental to the construction, maintenance, development or operation of the Business or the Assets, if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by Seller;

(iii) Liens for Taxes, assessments, obligations under workers’ compensation or other social welfare legislation or other requirements, charges or levies of any Governmental Authority, in each case not yet overdue or which are being contested in good faith by Seller;

(iv) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions on the Real Property (i) described in the Title Commitments, (ii) contained in any Real Property Lease, or (iii) that do not materially interfere with, materially impair or materially impede the operation, value or use of the Assets affected thereby;

(v) pre-printed standard exceptions in the Title Policy;

(vi) pledges and deposits to secure the performance of bids, tenders, trade or government contracts (other than for repayment of borrowed money), leases, licenses, statutory obligations, surety bonds, performance bonds and completion bonds or as otherwise incurred in the ordinary course of business that do not materially interfere with, impair or impede the Business as currently conducted by Seller and which are transferred to Buyers hereunder or are otherwise the responsibility of Buyers hereunder after Closing;

(vii) any Liens consisting of (A) statutory landlord’s liens under leases to which either Seller is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (B) rights reserved to or vested in any Governmental Authority by Law to control or regulate any property of Sellers, or to limit the use of such property in any manner which does not materially impair the use of such property for the purposes for which it is held by Sellers, (C) obligations or duties to any Governmental Authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in

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any Governmental Authority to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, or (D) zoning or other land use or Environmental Laws and ordinances of any Governmental Authority, in each case that do not materially detract from the value or marketability of the property affected or interfere with, impede or impair the Business as currently conducted by Sellers;

(viii) Liens in respect of Judgments with respect to which an appeal or other proceeding for review is being prosecuted and with respect to which a stay of execution pending such appeal or such proceeding for review has been obtained, so long as the underlying Litigation is a Retained Liability;

(ix) mechanic’s and materialmen’s Liens and similar charges filed of record but (A) are being contested in good faith, (B) for which either Seller is the beneficiary of a contractual indemnity from another Person, or (C) for which the applicable statutory foreclosure period or other enforcement rights have lapsed, provided that the underlying Claim or Obligation forming the basis for any such Lien or charge is a Retained Liability;

(x) Liens that will be paid in full or released on or prior to the Closing Date;

(xi) Non-monetary Liens that would not reasonably be expected to materially interfere with, materially impede or materially impair the operation or value of the Assets or the Business as currently conducted by Sellers or as conducted immediately prior to the Shutdown; and

(xii) Liens caused or created by Buyers or any Affiliates or Diligence Representatives of Buyers.

“Person” means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

“Pipeline” has the meaning given such term in the recitals of this Agreement.

“Post-Closing Tax Period” has the meaning given such term in Section 8.2(f).

“Pre-Closing Tax Period” has the meaning given such term in Section 8.2(f).

“Premcor Pipeline” has the meaning given such term in the preamble of this Agreement.

“Premcor Refining” has the meaning given such term in the preamble of this Agreement.

“Purchase Price” has the meaning given such term in Section 2.3.

“Real Property” means the Refinery Land, together with (i) all Improvements located thereon and (ii) all easements, licenses, rights and appurtenances relating to the Refinery Land or Improvements.

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“Real Property Leases” shall mean the rights and incidents of interests of Sellers in and to all real property leased by Sellers and comprising any portion of the Refinery, together with all of Sellers’s right, title and interest in the leasehold estate described in the leases covering such real property.

“Refinery” means Seller’s former petroleum refinery located in Delaware City, Delaware, including the Refining Assets and the Terminal Assets, but excluding any Excluded Assets.

“Refinery Land” means the tracts or parcels of land, and interests in land, owned or leased by Premcor Refining and on which the Refinery is located, as described in Section 1.1(a) of the Disclosure Schedules.

“Refining Assets” means the process units, refinery buildings, electric generating equipment and facilities, gasification equipment and facilities, assets under construction, spare parts and supplies, and other equipment and facilities located at the Refinery and described in Section 1.1(b) of the Disclosure Schedules.

“Repair Costs” has the meaning given such term in Section 10.2(a).

“Repair Cost Dispute” has the meaning given such term in Section 10.2(c).

“Repair Negotiation Period” has the meaning given such term in Section 10.2(b).

“Represented Employee” means an Employee represented by the Union.

“Retained Liabilities” has the meaning given such term in Section 2.7.

“Retained Litigation” has the meaning given such term in Section 2.7(c).

“Retained Product Inventory” means the refined petroleum products that Premcor. retains title to at Closing and thereafter stores in the Refinery tankage pursuant to the Terminalling Agreement.

“Rights of Way” means all leases, easements, rights of way, property use agreements, line rights and real property licenses and permits (including permits from railroads and road crossing permits or other rights-of-way permits from any Governmental Authority) pursuant to which Premcor Pipeline has the right to use the real property on which the Pipeline is located, including those listed in Section 2.1(c) of the Disclosure Schedules.

“Seller” and “Sellers” have the meanings given such terms in the preamble of this Agreement.

“Seller Captive Insurers” has the meaning given such term in Section 8.1(a).

“Seller Guarantor” means Valero Energy Corporation, a corporation organized under the laws of Delaware.

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“Seller Guaranty” means the guaranty agreement issued by the Seller Guarantor and delivered to Buyers on the Execution Date, a copy of which is attached hereto as Exhibit B-2.

“Seller Indemnitees” means Sellers, their Affiliates and their respective officers, directors, partners, employees, agents, representatives and their successors and permitted assigns.

“Seller Plan” means all pension plans, as defined in Section 3(2) of ERISA (“Pension Plans”) and welfare plans, as defined in Section 3(1) of ERISA (“Welfare Plans”), which the Sellers or an ERISA Affiliate maintains, administers, or contributes to, or is required to contribute to, or within the five (5) years prior to the Closing Date, maintained administered, contributed to or was required to contribute to, or under which the Sellers or an ERISA Affiliate may incur any liability and which cover any Employee or Former Employee of the Sellers or any ERISA Affiliate.

“Seller Policies” has the meaning given such term in Section 8.1(a).

“Seller Third Person Consent” means any Third Person Consent required under (i) any organizational document of either Seller, (ii) any Material Contract to which either Seller is a party or by which either Seller or any of the Assets are bound, or (iii) any of the Rights of Way.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, joint venture or other legal entity (and any successor to any such legal entity) of which such Person owns, directly or indirectly, more than 50% of the stock or other equity or partnership interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint venture or other legal entity.

“Successor” and “Successorship” means the successorship doctrine as defined by the National Labor Relations Board and the courts, and/or the successorship letter negotiated as part of the National Oil Bargaining Policy.

“Taking” has the meaning given such term in Section 10.1.

“Tangible Personal Property” shall mean (i) all systems, movable plant, machinery, equipment, vehicles, supplies, catalyst (including any precious metals therein), spare parts, pump stations, meter stations, tanks, piping and other items of tangible personal property owned or leased by Sellers and used primarily in connection with the ownership and operation of the Refining Assets or the ownership and operation of the Terminal Assets or the Pipeline (as applicable) in the ordinary course of Business, and which are situated on or within the Real Property or the land covered by the Rights of Way on the Execution Date, and (ii) without limiting the generality of clause (i) of this definition, all of the items of tangible personal property listed on Section 1.1(b), Section 1.1(c) and Section 4.3(e) of the Disclosure Schedules; but in all cases excluding the Excluded Assets.

“Tax” means taxes of any kind including federal, state, local or foreign, levies or other like assessments, customs, duties, charges or fees, including, without limitation, income taxes, gross receipts, ad valorem, transfer, registration, stamp, environmental, value added, excise, real or property, asset, sales, use, franchise, license, payroll, transaction, capital, net worth,

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withholding, estimated, social security, utility, workers’ compensation, severance, disability, wage, employment, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed by or on behalf or payable to any Taxing Authority whether or not shown on a Tax Return, together with any interest, penalties or additions with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” means any return, declaration, report, claim for refund or information return or statement or similar statement relating to Taxes, including any schedule or attachment thereto.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the Governmental Authority charged with the collection of such Tax, including any Governmental Authority that imposes, or is charged with collecting, social security or similar charges or premiums.

“Terminal Assets” means the docks, tanks, tank farm, truck rack, wastewater treatment plant, pipelines, steam, air, water, electric and fuel systems and other equipment, facilities and assets owned by Premcor Refining and located on the Refinery Land, other than the Refining Assets and the Excluded Assets.

“Terminalling Agreement” means the Terminalling Agreement to be entered into by and between Delaware City Refining and Premcor Refining (or, at Premcor Refining’s election, an Affiliate of Premcor Refining) on the Closing Date, substantially in the form attached hereto as Exhibit J.

“Termination Date” has the meaning given such term in Section 11.1(d).

“Third-Party Claim” has the meaning given such term in Section 12.4(b).

“Third-Party Estimate” has the meaning given such term in Section 10.2(c).

“Third Person Consent” means any approval, consent, amendment or waiver of a Person that is required in order to effect the transactions contemplated hereby or any of the Other Agreements or any part hereof or thereof, including waivers and consents by lenders and waivers of transfer or change of control restrictions; provided that Third Person Consents shall not include Authorizations.

“Title Commitments” has the meaning given such term in Section 6.1.

“Title Company” means Fidelity National Title Insurance Company, National Title Services Division, 1330 Post Oak Blvd., Suite 2330, Houston, Texas 77056, Attention: Rhonda P. Obaugh.

“Title Policy” means an Owner’s Policy of Title Insurance on the ALTA Form 2006 issued 06/17/2006, or such other form as may be promulgated for use in the State of Delaware as of the Closing Date, insuring the Seller’s fee simple title to the tracts, pieces or parcels of real property described in the Title Commitments, in accordance with and subject to the matters set forth in the Title Commitments.

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“Transition Services Agreement” means the Transition Services Agreement to be entered into by and among Buyers, Sellers and the other parties thereto on the Closing Date, substantially in the form attached hereto as Exhibit F.

“Union” has the meaning given such term in Section 3.12.

“Valero” has the meaning given such term in the recitals of this Agreement.

“VSI” means Valero Services, Inc. an Affiliate of Sellers.

“WARN Act” has the meaning given such term in Section 7.1 of the Disclosure Schedules.

Section 1.2 Construction Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter. Terms defined in the singular have the corresponding meanings in the plural, and vice versa. All references to Articles and Sections refer to articles and sections of this Agreement, and all references to Exhibits or Schedules refer to exhibits or schedules to this Agreement, which are attached hereto and made a part hereof for all purposes. The word “includes” or “including” means “including, but not limited to.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear. Any reference to a statute, regulation or law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder, all as in effect as of the Closing Date. Currency amounts referenced herein, unless otherwise specified, are in Dollars. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

Section 1.3 Relationship between Premcor Refining and Premcor Pipeline. Each of Premcor Refining and Premcor Pipeline is entering into this Agreement solely as to that portion of the Assets owned by it, and neither makes any representations or warranties as to any portion of the Assets owned by the other or any aspect of the Business conducted by the other. Unless context clearly requires otherwise, whenever a representation, warranty or covenant is made herein by a “Seller” it shall be deemed made only by the Seller that owns the Assets or conducts or formerly conducted (as applicable) the Business to which the representation, warranty or covenant pertains.

Section 1.4 Relationship between Delaware City Refining and Delaware Pipeline. Each of Delaware City Refining and Delaware Pipeline is entering into this Agreement solely as to that portion of the Assets that they will purchase, and neither makes any representations or warranties as to any portion of the Assets to be purchased by the other or any aspect of the Business conducted by the other. Unless context clearly requires otherwise, whenever a representation, warranty or covenant is made herein by a “Buyer” it shall be deemed made only by the Buyer that is to purchase the Asset or (as applicable) the Business to which the representation, warranty or covenant pertains.

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ARTICLE II.

PURCHASE AND SALE; CLOSING

Section 2.1 Sale of Assets. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Sellers shall sell, convey, transfer, assign and deliver to Buyers, and Buyers shall purchase and acquire from Sellers all right, title and interest of Sellers in and to the following assets (other than the Excluded Assets) owned or used by Sellers exclusively in connection with the Business (collectively the “Assets”), free and clear of all Liens other than the Permitted Liens or except as otherwise specifically provided herein:

(a) all Real Property;

(b) all Tangible Personal Property;

(c) all of Sellers’ right, title and interest in and to the Rights of Way;

(d) all Assigned Contracts;

(e) to the extent assignable, all of Sellers’ right in the leases of equipment or other personal property leased by Sellers, and relating exclusively to the Refinery or the Pipeline, which leases, to the extent they constitute Material Contracts, are identified in Section 3.5(a) of the Disclosure Schedules;

(f) all Owned Vehicles and Leased Vehicles;

(g) all of Seller’s rights to Intellectual Property used exclusively in the operation of the Refinery as it was operated immediately prior to the Shutdown;

(h) all Permits and Authorizations and pending applications therefor or renewals thereof, in each case issued to Sellers exclusively for the operation of the Refinery or the Pipeline, and to the extent assignable; and

(i) the Books and Records.

Section 2.2 Excluded Assets. Notwithstanding anything contained in this Agreement to the contrary, the following rights, properties and assets (collectively, the “Excluded Assets”) will not be included in the Assets:

(a) all cash or cash equivalents, bank deposits, marketable securities or notes receivable of Sellers or any of their Affiliates;

(b) all accounts receivable from any Person and any notes receivable from any Person arising out of the operation of the Refinery, the Pipeline or the Business prior to Closing, as well as all amounts, if any, that are receivable by Sellers from their Affiliates;

(c) (i) the Pipeline linefill, (ii) the Retained Product Inventory, and (iii) all other hydrocarbon inventory that Seller will retain title to after Closing in accordance with Exhibit K;

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(d) the Excluded Contracts;

(e) all assets and rights involved in the marketing and supply business conducted by Sellers or any Affiliate of Sellers (including the Pipeline linefill and the Retained Product Inventory, but excluding any other physical assets located on or at the Real Property or the Right of Way, which shall form part of the Assets);

(f) the spare parts and other items identified in Section 2.2(f) of the Disclosure Schedules (the “Retained Parts and Spares”);

(g) (i) Proprietary trade names (including the trade names “Valero” and “Premcor” and all variations thereof), trademarks, service marks, logos, trade dress, insignia, imprints, brand identifications, advertising and trade names of Sellers and all signs and other personal property whose primary purpose is to display any of the foregoing, (ii) any proprietary invention, patent, trade secret, copyright, technological information, software or data of Sellers except to the extent expressly included in the Assets, (iii) all documents and communications of Sellers and their Affiliates that are subject to the attorney-client privilege or that comprise attorney work product or the attorney-client relationship, and (iv) all forms and documents which prominently incorporate any of the foregoing;

(h) all assets and rights owned by third parties;

(i) all Claims, demands and causes of action that Sellers or any of their Affiliates may have against any Persons (including insurers) relating solely to events, conditions or circumstances existing or occurring at any time prior to Closing (including any counterclaims or defenses that Sellers may have with respect to any Retained Liabilities or the liabilities indemnified against under Section 12.2, Section 12.3 or the Environmental Agreement);

(j) all insurance coverage to which Sellers or any of their Affiliates may be entitled (whether as an additional insured, named insured or otherwise) with respect to any events, conditions or circumstances existing or occurring at any time prior to Closing;

(k) any books and records (i) which constitute corporate, financial, tax and legal records of Sellers unrelated to the Business, (ii) which relate exclusively to, or the retention of which are necessary for the defense of, any of the Retained Liabilities (or the liabilities or obligations indemnified against under Section 12.2 or for which Sellers are responsible under the Environmental Agreement), or (iii) the disclosure of which to Buyers would waive (or would reasonably risk the waiver of) any attorney/client, work product, tax practitioner, audit or other privilege relating to the Retained Liabilities (or the liabilities or obligations indemnified against under Section 12.2 or the liabilities for which Sellers are responsible under the Environmental Agreement), or (iv) which constitute third party data or information that cannot be disclosed or transferred to Buyers without violating legal constraints or legal obligations to the third party owner thereof; provided, however, that subject to the parties entering into a mutually-agreed joint defense agreement(s) to allow for the sharing of common defense privileged materials, Buyers, at Buyers’ expense and upon written request to Sellers, may receive copies of any of the items in the foregoing clauses (ii) and (iii) as well as any other books and records in the possession of Sellers to the extent (and only to the extent) they contain information about the

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Refinery or the Business that Buyers reasonably need in connection with third party Claims or Litigation arising from the Assumed Obligations or in order to comply with Law. Seller also reserves the right to retain copies (but not originals) of any Books and Records delivered to Buyers pursuant hereto, as may be necessary to comply with Law, to honor Seller’s obligations or enforce Seller’s rights hereunder, or to meet any audit or document retention requirements;

(l) Tax refunds or credits arising out of Taxes paid by Sellers or their Affiliates and all claims of Sellers or their Affiliates for refunds of or loss carry forwards or carry backs with respect to (i) Taxes attributable to any period prior to the Closing Date, or (ii) any Taxes attributable to Excluded Assets;

(m) all intercompany accounts due to or from Sellers or any of their Affiliates and all intercompany contracts pursuant to which Sellers or any of their Affiliates have agreed to provide management, operational or administrative services or employees to the Sellers;

(n) the Seller Policies;

(o) all deposits paid by Sellers or any of their Affiliates in connection with the Refinery, the Pipeline, Assets or the Business; and

(p) all rights in connection with and assets of the Seller Plans.

Section 2.3 Purchase Price. The purchase price for the Assets is Two Hundred and Twenty Million Dollars ($220,000,000) (the “Purchase Price”).

Section 2.4 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Sellers in San Antonio, Texas, or at such other place as Buyers and Sellers may mutually agree, at 9:00 A.M. Central time on the later of May 1, 2010 or the second Business Day after the satisfaction or waiver of the conditions contained in Article IX (other than those conditions that by their nature are to be fulfilled at Closing), or at such other date as Sellers and Buyers may mutually agree (the “Closing Date”); provided that, the Closing shall be deemed for all purposes of this Agreement to occur on 12:00:01 A.M. Delaware City, Delaware time on the Closing Date.

Section 2.5 Deliveries at the Closing. At the Closing, the following events shall occur:

(a) Buyers shall deliver, or cause to be delivered, to Seller:

(i) an amount equal to the Purchase Price, adjusted as appropriate in accordance with the provisions of Section 8.2(b)(i), Section 8.2(c), Section 8.2(f), and Section 10.2(b); such payment to be made by wire transfer to the accounts of Sellers set forth on Section 2.5(a)(i) of the Disclosure Schedules;

(ii) the certificates referred to in Section 9.2(a) and Section 9.2(b);

(iii) a duly executed Assignment of Contracts;

(iv) a duly executed Assignment of Rights of Way;

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(v) a duly executed Bill of Sale;

(vi) copies of all Buyer Third Person Consents and Authorizations obtained pursuant to Section 5.2;

(vii) the duly executed Other Agreements (except for any Other Agreements already executed and delivered by Buyers prior to Closing);

(viii) a certificate of incumbency of the signatory officers of each Buyer;

(ix) a certificate as to the good standing of each Buyer issued by the Secretary of State of Delaware;

(x) resolutions of Buyers authorizing the execution of this Agreement and the Other Agreements to which Buyers are partes and the consummation of the transactions contemplated under this Agreement and the Other Agreements to Buyers are partes (to the extent required by Buyers’ organizational documents), in each case certified by the Secretary or other executive officer of each Buyer as being correct and complete and then in full force and effect; and

(xi) any other agreements, documents, instruments and writings required to be delivered by Buyers to Sellers at or prior to the Closing pursuant to this Agreement.

(b) At the Closing, each Seller (as applicable) shall deliver, or cause to be delivered, to Buyers:

(i) one or more properly executed and acknowledged special warranty deeds (the “Deeds”) to be substantially in the form attached hereto as Exhibit G conveying to the appropriate Buyer good, marketable and indefeasible title to all owned Real Property subject to the Permitted Liens;

(ii) a duly executed assignment of the Real Property Leases;

(iii) a duly executed Assignment of Contracts;

(iv) a duly executed Assignment of Rights of Way;

(v) a duly executed Bill of Sale;

(vi) copies of all Seller Third Person Consents and Authorizations obtained pursuant to Section 5.2;

(vii) the certificates referred to in Section 9.3(a) and Section 9.3(b);

(viii) the duly executed Other Agreements (except for any Other Agreements already executed and delivered by Seller prior to Closing);

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(ix) a non-foreign affidavit certifying the fact that Seller is not a “Foreign Person” as that term is defined under Section 1445(b)(2) of the Code in the form required by Treasury regulations promulgated under Section 1445 of the Code;

(x) a certificate of incumbency of the signatory officers of Seller;

(xi) a certificate as to the good standing of Seller issued by the Secretary of State of Delaware;

(xii) resolutions of Seller authorizing the execution of this Agreement and the Other Agreements to which Seller is a party and the consummation of the transactions contemplated under this Agreement and the Other Agreements to which Seller is a party (to the extent required by Seller’s organizational documents), in each case certified by the Secretary or other executive officer of Seller as being correct and complete and then in full force and effect;

(xiii) any other agreements, documents, instruments and writings required to be delivered by Sellers to Buyers at or prior to the Closing pursuant to this Agreement;

(xiv) any documents that may be reasonably required by the Title Company in order to cause the Title Company to issue the Title Policy for the Real Property. Additionally, Sellers shall instruct the Title Company to issue the Title Policy; and

(xv) evidence in form and substance reasonably satisfactory to Buyers (such as UCC-3 termination statements) showing release of all monetary Liens on the Assets and other Liens for which documentation of release can be obtained and is ordinarily and customarily provided in transactions similar in nature to those contemplated hereunder, except for Permitted Liens.

Section 2.6 Assumed Obligations. Except in respect of Environmental Liabilities, which are addressed exclusively in the Environmental Agreement, as part of the consideration for the transactions contemplated hereby, Buyers shall assume, be responsible for, and pay, perform and discharge, in due course all of the following (collectively, the “Assumed Obligations”):

(a) all Obligations under the Assigned Contracts, Permits and Rights of Way that are payable or performable on or after the Closing Date; and

(b) all other Obligations arising out of the ownership, operation or use of the Assets at any time from and after the Closing Date.

Section 2.7 Liabilities to be Retained by Seller. Except in respect of Environmental Liabilities, which are addressed exclusively in the Environmental Agreement, Sellers shall retain, be responsible for, and pay and discharge in due course all of the following (the “Retained Liabilities”):

(a) all Obligations under the Assigned Contracts, Permits and Rights of Way that are payable or performable prior to the Closing Date;

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(b) Obligations arising out of or with respect to Employees’ and Former Employees’ employment with, or the termination of their employment from, Sellers or their Affiliates; as well as any other liabilities or obligations for which Sellers or their Affiliates will be responsible pursuant to ARTICLE VII;

(c) (i) the Claims and Litigation set forth in Section 2.7(c) of the Disclosure Schedules and (ii) any other Claims or Litigation, whether now existing or hereafter arising, which are based upon A) products produced at the Refinery prior to the Closing Date or (B) exposure, injuries, accidents or other events occurring at or with respect to the Refinery or the Pipeline prior to the Closing Date (such Claims and Litigation described in clauses (i) and (ii) are herein collectively referred to as the “Retained Litigation”);

(d) any Obligations relating to the Excluded Assets;

(e) all other Obligations arising out of the ownership, operation or use of the Assets at any time prior to the Closing Date; and

(f) subject to the other provisions of this Agreement, all other Obligations of Sellers not specifically assumed by Buyers in this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF SELLERS

Except as set forth in the Disclosure Schedules, which exceptions shall be deemed to be part of the representations and warranties made hereunder, and except with respect to any matters involving Hazardous Materials or Environmental Law (which matters are addressed exclusively in the Environmental Agreement and as to which no representations or warranties whatsoever are made in this Agreement), and as a material inducement to Buyers to enter into this Agreement and to close the contemplated transaction, Sellers hereby represent and warrant to Buyers that the following statements are true and correct as of the Execution Date:

Section 3.1 Organization and Qualification Each Seller is a Delaware corporation, duly organized and validly existing and in good standing under Delaware Law. Each Seller has the requisite corporate power and authority to carry on its business as it is now being conducted. Each Seller is duly qualified as a foreign corporation and in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have an adverse effect on the Seller’s ability to execute, deliver and perform its obligations under this Agreement and the Other Agreements to which it is a party.

Section 3.2 Due Authority. Each Seller and each Affiliate of the Sellers has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Other Agreements to which it is a party, and to carry out the transactions contemplated hereby and thereby. This Agreement and the Other Agreements to which each Seller and each Affiliate of the Sellers is a party have been duly and validly executed and delivered by each Seller and each such Affiliate of Sellers, as the case may be, and, assuming the due authorization, execution and delivery by Buyers, this Agreement and the Other Agreements

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to which each Seller and its Affiliates is a party constitute the legal, valid and binding obligations of each Seller and such Affiliates, as the case may be, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

Section 3.3 Conflicts and Approvals. Assuming the accuracy of Buyers’ representations and warranties and except for (a) the receipt of the Seller Third Person Consents set forth in Section 3.3(a) of the Disclosure Schedules, and (b) the effectuation of all filings required under the HSR Act, and the other filings and registrations with and the receipt of the Authorizations from Governmental Authorities set forth in Section 3.3(b) of the Disclosure Schedules, neither the execution and delivery by Sellers and their Affiliates of this Agreement or the Other Agreements to which each, as appropriate, will be a party, nor the performance by each of its obligations hereunder or thereunder will (A) violate or breach the terms of or cause a default, event of default or right for any Person to accelerate, terminate, modify or cancel under (i) any Law applicable to Sellers or any Affiliates of Sellers, (ii) the certificates of incorporation or bylaws of Sellers or any Affiliates of Sellers, (iii) any Authorizations or Judgments binding on Sellers or any Affiliates of Sellers or to which any of their respective assets are subject, or (iv) any Material Contract of Sellers or any Affiliates of Sellers or (v) result in the creation or imposition of any Lien, other than a Permitted Lien, on any of the Assets or (B) with the passage of time, the giving of notice or the taking of any action by a third Person, have any of the effects set forth in clause (A) of this Section 3.3, except for any matters described in this Section 3.3 that would not reasonably be expected to materially and adversely affect the ability of either Seller or any Affiliate of Sellers to execute, deliver and perform its obligations under this Agreement and the Other Agreements to which it is a party; and further there are no actions, suits, proceedings, arbitrations or investigations pending or, to the Knowledge of Sellers, threatened, against Sellers or to which any assets of Sellers are subject, except any that, individually or, with respect to multiple actions, suits, proceedings or arbitrations that allege similar theories of recovery based on similar facts, in the aggregate, would not reasonably be expected to materially and adversely affect the ability of Sellers to execute, deliver and perform its obligations under this Agreement or any Other Agreement to which Sellers are a party.

Section 3.4 Real Property and Tangible Personal Property.

(a) Premcor Refining has (i) good, marketable and indefeasible title to that Real Property which it owns in fee; and (ii) a valid leasehold interest in that Real Property which it leases subject to the terms of the Real Property Leases; in each case, free and clear of all Liens other than the Permitted Liens.

(b) Except as set forth in Section 3.4(b) of the Disclosure Schedules, Premcor Pipeline has either good and indefeasible title to, or a valid right to use under and subject to the terms of the Rights of Way, all real property on which the Pipeline is located; in each case, free and clear of all Liens other than the Permitted Liens.

(c) Subject to any Third Person Consent or Authorization for the transfer and assignment from a Seller to a Buyer, each Seller owns, leases or has the legal right to use (or in the case of contract rights, receive the benefits of) all Tangible Personal Property, free and clear of all Liens except Permitted Liens.

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(d) Except as set forth in Section 3.4(d) of the Disclosure Schedules, (i) to Sellers’ Knowledge, all Real Property Leases represent valid, binding and enforceable agreements of Premcor Refining subject to the terms thereof; and (ii) Premcor Refining is not in material default under any Real Property Leases to which it is a party nor to the Knowledge of Sellers is there any event or circumstance that solely with the giving of notice or the lapse of time or both would constitute a material default under any such Real Property Leases.

(e) Section 3.4(e) of the Disclosure Schedules lists all material fixed assets comprising the Terminal Assets and the Pipeline as of the Execution Date, other than the Excluded Assets. All of the assets on Section 3.4(e) of the Disclosure Schedules are owned by either Premcor Refining (with respect to Terminal assets) or Premcor Pipeline (with respect to Pipeline assets).

(f) Section 1.1(b) of the Disclosure Schedules lists all material fixed assets comprising the Refining Assets as of the Execution Date, other than the Excluded Assets. All of the assets on Section 1.1(b) of the Disclosure Schedules are owned by Premcor Refining.

(g) Except as would not reasonably be expected to have a Material Adverse Effect, to Sellers’ Knowledge, (i) the use and operation of the Real Property, Real Property Leases and Rights of Way in the conduct of the Sellers’ Business (A) as currently conducted does not violate in any material respect any Law, covenant, condition, restriction, easement, license, Permit, Authorization or agreement, and (B) as conducted prior to the Shutdown did not violate in any material respect any Law, covenant, condition, restriction, easement, license, Permit, Authorization or agreement, and (ii) no material improvements constituting a part of the Real Property, Real Property Leases or Pipeline materially encroach on real property owned or leased by a Person other than the Sellers. There is no Litigation pending nor, to the Sellers’ Knowledge, are any Claims or Litigation threatened against or affecting the Real Property, Real Property Leases or Right of Way or any portion thereof or interest therein, which Litigation or Claims are in the nature or in lieu of condemnation or eminent domain proceedings.

Section 3.5 Material Contracts.

(a) Section 3.5(a) of the Disclosure Schedules contains a list of each Contract (other than Excluded Contracts) as of the Execution Date to which either Seller is a party and that is regularly used exclusively in connection with the ownership of the Assets or the conduct of the Business as currently conducted and that (i) requires total payments, obligation or liability to or by the Seller or its Affiliate (as applicable) of at least fifty thousand Dollars ($50,000) annually, (ii) is for a term of greater than one year, (iii) relates to indebtedness for borrowed money (including, without limitation, guarantees of indebtedness for borrowed money), (iv) is with any Governmental Authority, or (v) creates any joint venture, partnership or similar arrangement (the “Material Contracts”). Each Material Contract is a legal, valid and binding obligation of the applicable Seller or its Affiliate (as appropriate), enforceable against such Seller or Affiliate (as appropriate) in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws

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affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). Except as specified in Section 3.5(a) of the Disclosure Schedules, neither of the Sellers or their Affiliate (as applicable), on the one hand, nor to Seller’s Knowledge, any other party thereto, on the other hand, is in default under any of the Material Contracts where such default would result in a Material Adverse Effect. Except as specified in Section 3.5(a) of the Disclosure Schedules, since the Execution Date, neither of the Sellers nor any of their Affiliates has received written notice of cancellation or termination of any Material Contract from any party thereto or notice of any intent to do so. To Sellers’ Knowledge, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder, in all cases where the same would result in a Material Adverse Effect. Sellers shall be permitted to supplement and amend Section 3.5(a) of the Disclosure Schedules prior to the Closing with Material Contracts to which either Seller or any of their Affiliates has entered in the normal course of business between the Execution Date and the Closing; provided that no such Material Contract shall be subject to termination with greater than 30 days notice or be subject to penalty or acceleration of payment upon termination, and all such Material Contracts together shall not have a total monthly obligation to either Buyer after Closing of greater than $100,000.

(b) Section 3.5(b) of the Disclosure Schedules constitutes a list of each Contract to which either Seller or any of their Affiliates is a party and which is regularly used in connection with the ownership of the Assets or the conduct of the Business, and that is to be retained by the applicable Seller or Affiliate and not assigned to Buyers (the “Excluded Contracts”).

Section 3.6 Authorizations. Except as specified in Section 3.6 of the Disclosure Schedules, each Seller has obtained all material Authorizations that are necessary to carry on the Business, in all material respects, as currently conducted, and had as of the time of the Shutdown all material Authorizations necessary to carry on the Business, in all material respects, as conducted immediately prior to the Shutdown, (b) to the Knowledge of each Seller, other than the Shutdown, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) would reasonably be expected to constitute or result in a violation by such Seller, or a failure on the part of such Seller to comply with the terms of, any Authorization, (c) neither Seller has received from any Governmental Authority written notification that any Authorization (i) is not in full force and effect, (ii) has been violated in any respect, or (iii) is subject to any suspension, revocation, modification or cancellation, and (d) there is no action, suit, proceeding, arbitration or investigation pending or, to the Knowledge of either Seller, threatened, regarding suspension, revocation, modification or cancellation of any Authorization.

Section 3.7 Compliance with Laws. Except as set forth in Section 3.7 of the Disclosure Schedules or as would not reasonably be expected to have a Material Adverse Effect, to the Knowledge of each Seller, (a) such Seller (i) is operating the Terminal Assets in compliance in all material respects with all Laws and (ii) was, immediately prior to the Shutdown, operating the Refining Assets in compliance in all material respects with all Laws then in effect, (b) such Seller has not received any written notification from any applicable Governmental Authority that

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the Assets are not in compliance with any Laws, (c) to the Knowledge of Seller, except for the Shutdown, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) would reasonably be expected to constitute or result in a failure of the Assets to comply with the terms of any Law.

Section 3.8 Litigation. Except as set forth in Section 3.8 of the Disclosure Schedules, there is no Litigation pending or, to the Knowledge of each Seller, threatened, against either Seller or to which the Assets or Business are subject, except Claims that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 3.9 Insurance. Section 3.9 of the Disclosure Schedules sets forth a list of all material third-party liability, fire, casualty, business interruption, workers’ compensation and other similar forms of insurance insuring the Company, the Assets or the Business, setting forth the carrier, expiration dates, a general description of type of coverage and coverage amounts. All such insurance policies are in full force and effect and all premiums due thereon have been paid.

Section 3.10 Employee Matters.

(a) There are no employment agreements (other than the Collective Bargaining Agreements) governing the employment of Employees.

(b) Neither Premcor Refining nor Premcor Pipeline has any Employees.

Section 3.11 Seller Plans. Section 3.11 of the Disclosure Schedules sets forth a list of all material Seller Plans to the extent applicable to Employees and Former Employees. Sellers have made available to Buyers correct and complete copies of each of the following with respect to the Seller Plans, to the extent applicable to any Employee or Former Employee: (i) any plan documents and all amendments thereto, the most recent written descriptions thereof which have been distributed to Sellers’ employees, and (ii) the most recent determination or opinion letter issued with respect to each Seller Plan that is intended to be qualified under Code Section 401(a).

Section 3.12 Labor Matters.

(a) VSI is bound by the applicable Collective Bargaining Agreements, (the “Collective Bargaining Agreements”) between VSI or its Affiliate and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union (AFL-CIO) and its Local 4-898 (USW) and the International Brotherhood of Electrical Workers (AFL-CIO) and its Local 1238 (IBEW) (USW and IBEW are collectively referred to herein as the “Union”), true and correct copies of which have been provided to Buyers. Section 3.12(a) of the Disclosure Schedules sets forth each material memoranda or letter of understanding applicable to the Collective Bargaining Agreements.

(b) Except as disclosed in Section 3.12(b) of the Disclosure Schedules, (i) there are no grievances pending pursuant to the Collective Bargaining Agreement nor are there any unfair labor practice charges or complaints pending before any agency having jurisdiction over any of the Employees and there are no union representation claims involving any of the Employees; and (ii) there are no pending strikes, work stoppages, work slowdowns, picketing, lockouts or similar labor activity, except for routine grievance matters or complaints by or with respect to any of the Employees.

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Section 3.13 Intellectual Property. With respect to the Business and except to the extent set forth in Section 3.13 of the Disclosure Schedules, (i) each Seller owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of the Business as currently conducted and as conducted immediately prior to the Shutdown, except for those with respect to which the failure to own or license could not reasonably be expected to have a Material Adverse Effect (the “Intellectual Property”) and, (ii) no Claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor, to the Knowledge of either Seller, is there any valid basis for any such Claim, and (iii) to Sellers’ Knowledge, the use of such Intellectual Property by each Seller (as applicable) does not infringe on the rights of any Person and (iv) to Sellers’ Knowledge, no royalties are due from Sellers to any licensors of such Intellectual Property on account of throughput or other similar usage in excess of licensed capacity prior to the Execution Date.

Section 3.14 No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or the Other Agreements based upon arrangements made by or on behalf of Sellers or any of their Affiliates, except any fees and commissions that will be discharged by Sellers or their Affiliates.

Section 3.15 No Knowledge of Breach. As of the Execution Date, Sellers have no Knowledge of any breach by Buyers of any of Buyers’ representations or warranties in Article IV.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF BUYERS

Except as set forth in the Disclosure Schedules, which exceptions shall be deemed to be part of the representations and warranties made hereunder, and as a material inducement to Seller to enter into this Agreement and to close the contemplated transaction, Buyers hereby represent and warrant to Sellers that the following statements are true and correct as of the Execution Date:

Section 4.1 Organization and Qualification. Each Buyer is a limited liability company duly organized and validly existing and in good standing under the Laws of the jurisdiction of its organization. Each Buyer has the requisite power and authority to carry on its business as it is now being conducted. Each Buyer is duly qualified as a foreign entity and in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have an adverse effect with respect to such Buyer and its Subsidiaries taken as a whole or a material adverse effect on such Buyer’s ability to execute, deliver and perform its obligations under this Agreement and the Other Agreements.

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Section 4.2 Due Authority. Each Buyer has full corporate power and authority to execute, deliver and perform this Agreement and the Other Agreements to which it is a party, and to carry out the transactions contemplated hereby and thereby. This Agreement and the Other Agreements to which each Buyer is a party have been duly and validly executed and delivered by such Buyer and, assuming the due authorization, execution, and delivery by Seller, this Agreement and the Other Agreements to which such Buyer is a party constitute the legal, valid and binding obligations of such Buyer enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

Section 4.3 Conflicts and Approvals. Assuming the accuracy of Seller’s representations and warranties and except for (a) the receipt of the Buyer Third Person Consents set forth on Section 4.3(a) of the Disclosure Schedules and (b) the effectuation of all filings required under the HSR Act and the other filings and registrations with and the receipt of the Authorizations from Governmental Authorities set forth on Section 4.3(b) of the Disclosure Schedules, neither the execution and delivery by Buyers of this Agreement or the Other Agreements to which Buyers are a party, nor the performance by Buyers of their obligations hereunder or thereunder will (A) violate or breach the terms of or cause a default event of default or right for any Person to accelerate, terminate, modify or cancel under (i) any Law applicable to Buyers, (ii) the certificate of organization or bylaws or other organizational documents of Buyers, (iii) any Authorizations or Judgments binding on Buyers or to which any of their assets are subject or (iv) any material contract of Buyers or (B) with the passage of time, the giving of notice or the taking of any action by a third Person, have any of the effects set forth in clause (A) of this Section 4.3, except for any matters described in this Section 4.3 that would not reasonably be expected to materially and adversely affect the ability of Buyers to execute, deliver and perform their obligations under this Agreement and the Other Agreements; and further there are no actions, suits, proceedings, arbitrations or investigations pending or, to the Knowledge of Buyers, threatened, against Buyers or to which any assets of Buyers are subject, except any that, individually or, with respect to multiple actions, suits, proceedings or arbitrations that allege similar theories of recovery based on similar facts, in the aggregate, would not reasonably be expected to materially and adversely affect the ability of Buyers to execute, deliver and perform its obligations under this Agreement or any Other Agreement to which Buyers are a party.

Section 4.4 Litigation. There are no actions, suits, proceedings, arbitrations or investigations pending or, to the Knowledge of Buyers, threatened, against Buyers or to which any assets of Buyers are subject, except any that, individually or, with respect to multiple actions, suits, proceedings or arbitrations that allege similar theories of recovery based on similar facts, in the aggregate, would not reasonably be expected to materially and adversely affect the ability of Buyers to execute, deliver and perform their obligations under this Agreement or any Other Agreement to which Buyers are parties.

Section 4.5 No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or the Other Agreements based upon arrangements made by or on behalf of Buyers, except any fees and commissions that will be discharged by Buyers.

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Section 4.6 Available Funds. Buyers will at the Closing have sufficient immediately available funds, in cash, sufficient to pay the Purchase Price, as it may be adjusted pursuant to this Agreement

Section 4.7 No Knowledge of Breach. As of the Execution Date, Buyers have no Knowledge of any breach by Sellers of any of Sellers’ representations or warranties in Article III.

ARTICLE V.

PRE-CLOSING COVENANTS

Section 5.1 Operation of Business. Except (i) as set forth in Section 5.1 of the Disclosure Schedules and the other matters identified therein, (ii) as otherwise contemplated by this Agreement, or (iii) as otherwise consented to by Buyers, such consent not to be unreasonably withheld, conditioned or delayed, from the Execution Date until the Closing, Sellers shall:

(a) afford to Buyers and their agents, advisors and representatives reasonable access to the Assets, Sellers’ personnel, documents and books and records relating to the Assets and shall furnish such information about the Assets as Buyers shall reasonably request, all upon reasonable notice to Sellers and in a maimer that does not interfere in any material respect with normal operations of the Sellers;

(b) Except in the ordinary course of the Business consistent with past practice and except as expressly contemplated by this Agreement or the Environmental Agreement, not sell or dispose of any of the Assets or grant any Lien, other than Permitted Liens, with respect to any of the Assets;

(c) subject to Section 3.5(a), not amend, modify or terminate any Material Contract, or otherwise waive, release or assign any material rights, Claims or benefits of Sellers under any Material Contract;

(d) except in the ordinary course consistent with past practice, not destroy or remove any Books and Records;

(e) promptly notify Buyers of any material emergency or other material change in the Assets;

(f) subject to Section 3.5(a), not agree, resolve or commit to do any of the actions prohibited in Section 5.1 (b), (c) or (d), that would, or the effects of which would, survive the Closing

(g) conduct the Business and operate the Assets in the ordinary course consistent with past practice taking into consideration the Shutdown; and

(h) use commercially reasonable efforts to preserve beneficial relationships with lessors, licensors and service providers, taking into consideration the Shutdown.

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Section 5.2 Appropriate Action; Consents; Filings. From the Execution Date to the Closing:

(a) Subject to Sellers’ and Buyers’ additional obligations in clauses (b), (c) and (d) of this Section 5.2, Sellers and Buyers shall each use all commercially reasonable efforts to (i) take, or cause to be taken, all actions, and do, or cause to be done, all things that, in either case, are necessary, proper or advisable under Law, Environmental Law or otherwise to consummate and make effective the transactions contemplated by this Agreement and the Other Agreements, and (ii) obtain from the relevant Governmental Authorities all Authorizations required to be obtained at or prior to the Closing by Buyers or Sellers in connection with the authorization, execution, delivery and performance of this Agreement and the Other Agreements and the consummation of the transactions contemplated hereby and thereby. Buyers’ obligations in this regard, shall include applying for and obtaining (and causing its Affiliates to apply for and obtain, where applicable) all federal, state and local sales, use, motor fuels, franchise and other Tax permits, licenses, certificates, exemptions and similar Tax-related Authorizations as are necessary to enable Buyers and their Affiliates, as applicable, to consummate the transactions contemplated hereunder and under the Other Agreements.

(b) As promptly as practicable, Sellers and Buyers shall make all necessary filings, including filings under the HSR Act and other filings and registrations referred to in the Disclosure Schedules, and thereafter make any other required submissions, with respect to this Agreement and the transactions contemplated hereby required under any Law or Environmental Law at or prior to the Closing. Buyers and Sellers shall bear the costs and expenses of their respective filings; provided, that Buyers shall pay the filing fee in connection with any such filings. Buyers and Sellers shall reasonably cooperate in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing (excluding documents and communications which are subject to preexisting confidentiality agreements or the attorney-client privilege or work product doctrine or which refer to valuation of the Assets or the Business) and, if requested, consider in good faith all reasonable additions, deletions or changes suggested in connection therewith. Buyers and Sellers shall each use all commercially reasonable efforts to furnish or cause to be furnished all information required for any application or other filing to be made pursuant to any Law or Environmental Law in connection with the transactions contemplated by this Agreement and the Other Agreements.

(c) Except to the extent restricted by confidentiality obligations, Buyers and Sellers shall each give prompt notice to the other of the receipt of any written notice or other written communication from (i) any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, (ii) any Governmental Authority in connection with the transactions contemplated hereby, (iii) any Governmental Authority or other Person regarding the initiation or threat of initiation of any claims, actions, suits, proceedings, arbitrations or investigations against, relating to, or involving or otherwise affecting Buyers or Sellers that relate to the consummation of the transactions contemplated hereby, and (iv) any Person regarding the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be reasonably likely to (A) cause any condition to the obligations of the other party to consummate the transactions contemplated hereby not to be satisfied, (B) cause a breach of the representations, warranties or covenants of such party under

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this Agreement, or (C) delay or impede the ability of either Buyers or Sellers, respectively, to consummate the transactions contemplated by this Agreement or to fulfill their respective obligations set forth herein. Nothing in this Section shall require Buyers to provide Sellers any notice or communication among Buyers and their owners or with respect to Buyers’ financing of the transaction.

(d) Buyers and Sellers each agree to cooperate and to use all commercially reasonable efforts to vigorously contest and to resist any action, including legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any order (whether temporary, preliminary or permanent) of any court or other Governmental Authority that is in effect and that restricts, prevents or prohibits the consummation of the transactions contemplated by this Agreement or the Other Agreements, including the vigorous pursuit of all available avenues of administrative and judicial appeal and all available legislative action. Notwithstanding anything to the contrary in this Agreement, Buyers shall take, or cause to be taken, such commercially reasonable actions related to or involving the Business required by any Governmental Authority as a condition to the granting of any Authorization necessary for the consummation of the transactions contemplated by this Agreement or the Other Agreements, or as may be required to avoid, lift, vacate or reverse any legislative, administrative or judicial action that would otherwise cause any closing condition not to be satisfied; provided that Buyers will not be required to place any material restrictions on Buyers’ and Buyers’ Affiliates pre-existing or future business, and none of Buyers or Buyers’ Affiliates shall be required to dispose of any of their respective assets.

(e) Buyers and Sellers shall each timely give or cause to be given all notices to third Persons and use all commercially reasonable efforts to obtain all Third Person Consents (i) set forth on Section 3.3 and Section 4.3 of the Disclosure Schedules, (ii) required under any Material Contract in connection with the consummation of the transactions contemplated hereby or (iii) otherwise required to prevent a Material Adverse Effect from occurring prior to or after the Closing. Except as otherwise expressly set forth herein, Sellers shall be solely responsible for the payment of all third party transfer fees and other costs, fees and expenses, if any, necessary to secure any Third Person Consents or otherwise effect the transfer of any Assigned Contracts from Sellers to Buyers.

(f) Buyers shall use diligent efforts to secure the release of Sellers and their Affiliates from liability (whether absolute or contingent) for any post-Closing obligations of Buyers under any Authorizations or Material Contracts assigned or transferred from Sellers or any of their Affiliates to Buyers in accordance herewith, and to secure the release of Sellers and their Affiliates from any guarantees of such post-Closing obligations under any Authorizations or Material Contracts. Buyers’ efforts in this regard shall include, if necessary, causing the Buyer Guarantor to guarantee the obligations of Buyers under the affected Authorizations or Material Contracts or posting a letter of credit, performance bond or other form of credit support to replace any similar form of credit support provided by Sellers or any of their Affiliates prior to Closing. Sellers and their Affiliates shall have the right to cancel or revoke any guarantees, bonds, letters of credit and similar undertakings provided by them or on their behalf to secure any obligations related to the Assets or the Business, provided that Sellers will not do so without notifying Buyers and allowing Buyers the reasonable opportunity to provide the counterparty a guarantee, bond, letters of credit or similar undertaking on substantially similar terms to those

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provided by Sellers or their Affiliates, or to otherwise take steps adequate to either secure Sellers’ release or protect Sellers from Claims by the parties in whose favor such guarantees or other credit support obligations run. Buyers shall indemnify the Seller Indemnitees in accordance with Section 12.3 for any Losses the Seller Indemnitees suffer or incur and which they would not have suffered or incurred but for Buyers’ failure or inability to secure any of the releases required under this paragraph. The provisions of this paragraph shall survive Closing.

Section 5.3 Breach Notice. If, prior to the Closing Date, either Buyer, on the one hand, or either Seller, on the other hand, obtains Knowledge of a breach of any of the other party’s representations, warranties or covenants contained in this Agreement, it shall notify the other party in writing of such information (the “Breach Notice”) as promptly as reasonably possible, but in all events not later than the day prior to the Closing Date, and the Breach Notice shall contain reasonable details regarding the alleged breach and a good faith estimate of the potential Losses associated with such breach.

Section 5.4 Right of Entry.

(a) Buyers hereby acknowledges that any access to the Refinery, the Pipeline and any Real Property by Buyers or any representative, consultant or other Person acting by or on behalf of Buyers (“Diligence Representative”) shall be at the sole risk, cost and expense of Buyers except for the gross negligence or willful misconduct of Seller Indemnitees. Buyers shall ensure that each Diligence Representative complies with all security, safety and similar requirements customarily imposed by Sellers on their properties, as well as the requirements of any applicable Rights of Way, leases or other agreements. Before and after the Closing, BUYERS SHALL ASSUME AND INDEMNIFY, DEFEND AND HOLD HARMLESS THE SELLER INDEMNITEES FROM AND AGAINST ANY AND ALL CLAIMS FOR PERSONAL INJURY, DEATH OR PROPERTY DAMAGE ARISING OUT OF BUYERS’ OR ANY DILIGENCE REPRESENTATIVE’S ENTRY UPON OR ACCESS TO THE REFINERY, THE PIPELINE, AND ANY OTHER PHYSICAL ASSETS AND ALL LOSSES INCURRED BY THE SELLER INDEMNITEES WITH RESPECT TO EACH SUCH CLAIM, IN EACH CASE REGARDLESS OF THE NEGLIGENCE OR OTHER FAULT (OTHER THAN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER INDEMNITEES OR ANY EMPLOYEE OF ANY SUCH PERSON) OF THE SELLER INDEMNITEES OR ANY EMPLOYEE OF ANY SUCH PERSON. Additionally, any inspection or investigation conducted by Buyers or their Diligence Representatives shall be conducted in accordance with Law and Environmental Law, applicable Refinery rules and regulations (including those related to health, safety, security and the environment) and in such manner as not to unreasonably interfere with the operation of the Terminal Assets, the Pipeline or any other Assets. Buyer shall not be entitled to conduct any invasive testing or invasive environmental assessments or any other sampling (including air sampling) or testing of soil or ground or surface water at, or under, any real property associated with the Refinery, the Pipeline or any other Assets, without the prior written consent of Sellers not to be unreasonably withheld or delayed, Buyers being limited to the review of Sellers’ or their Affiliates’ records or any other publicly available materials or information with regard to these matters.

(b) Before any Diligence Representative (other than employees of Buyers and their Affiliates) is permitted to engage in any activities within the Refinery or any land on which

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the Pipeline is located, Buyers shall (or shall cause the applicable Diligence Representative to) provide proof that the following types and minimum amounts of insurance coverage are in effect and cover the activities of such Diligence Representative:

A.	1. Worker’s Compensation or equivalent

As required by applicable law

$100,000 per occurrence

$1,000,000 Combined Single Limit endorsed to cover (i) contractual liability Bodily Injury and Property Damage assumed under this Agreement, (ii) products liability, and (iii) completed operations

$1,000,000 Combined Single Limit Bodily Injury and Property Damage Combined

$10,000,000 Combined Single Limit Bodily Injury and Property Damage Combined

2. Employer’s Liability or equivalent
B.	Commercial General Liability:
C.	Automobile Liability Coverage: endorsed to cover all owned, non-owned and hired vehicles
D.	Umbrella Liability in excess of A.2., B. & C. Endorsed to provide a drop-down endorsement in the event underlying limits are exhausted by claims. (Not required for Diligence Representatives whose scope of work is limited to low risk activities distant from Refinery operational areas.)

Buyers shall furnish (or cause to be furnished) to Sellers a certificate of insurance evidencing that the above minimum coverages are in effect. All policies shall contain a waiver of subrogation clause in favor of the Seller Indemnitees. All policies except A.1 above shall be endorsed to name the Seller Indemnitees (and any third parties over whose property the Pipeline traverses, if Buyers or their Diligence Representatives will access such property) as additional insureds. The certificate of insurance shall further specify that all coverages are primary over (and not contributory with or secondary to) any insurance carried by the additional insureds for their own account. Such insurance shall be endorsed with a standard cross liability clause in favor of the additional insureds. Such insurance shall cover the actions of all Diligence Representatives. The certificate of insurance shall state that Sellers shall be provided not less than thirty (30) days prior written notice of any cancellation or material adverse change with respect to any of the policies.

Notwithstanding anything to the contrary contained in this Agreement, the provisions of this paragraph shall survive the Closing and any cancellation or termination of this Agreement. The insurance required under this paragraph shall operate independent and apart from Buyers’ indemnification obligations under this Agreement.

Section 5.5 Condition of the Assets. In consummating the purchase of the Assets contemplated hereunder, Buyers acknowledge that they will become the owners of the Assets, and that BUYERS ACCEPT SUCH ASSETS IN THEIR AS-IS, WHERE-IS, CONDITION, WITH ALL FAULTS, WITHOUT ANY EXPRESS OR IMPLIED COVENANT, REPRESENTATION OR WARRANTY AS TO TITLE, CONDITION (INCLUDING

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ANY ENVIRONMENTAL CONDITION), MERCHANTABILITY, PERFORMANCE, FITNESS (BOTH GENERALLY AND FOR ANY PARTICULAR PURPOSE) OR OTHERWISE (ALL OF WHICH REPRESENTATIONS, WARRANTIES AND COVENANTS SELLERS HEREBY EXPRESSLY DISCLAIM), OR RECOURSE, OTHER THAN AS EXPRESSLY SET FORTH HEREIN OR IN THE ENVIRONMENTAL AGREEMENT, AS APPLICABLE. FURTHER, AND FOR THE AVOIDANCE OF DOUBT (BUT WITHOUT LIMITING ANY PROVISIONS IN THE ENVIRONMENTAL AGREEMENT) ALL LOSSES AND CLAIMS RESULTING FROM EXPOSURES, INJURIES, ACCIDENTS AND OTHER EVENTS HAPPENING AFTER CLOSING, EVEN IF CAUSED (IN WHOLE OR IN PART) BY A CONDITION OF THE ASSETS THAT EXISTED ON OR BEFORE CLOSING, SHALL BE ASSUMED OBLIGATIONS, AND NOT RETAINED LIABILITIES.

Without limiting the generality of the foregoing, and notwithstanding anything to the contrary elsewhere herein, Buyers expressly acknowledge and understand that Premcor Refining permanently ceased refining operations at the Refinery at the time of the Shutdown and shut down the Refining Assets on or before that time, and Sellers make no representations or warranties as to whether the Refining Assets are in, or could be put in, a condition suitable for use.

Section 5.6 Independent Investigation. Buyers acknowledge and affirm that (i) they have had full access to the extent they deem useful or necessary to all information and materials made available by Sellers and their representatives during the course of Buyers’ due diligence investigation of the Assets, and (ii) they have had access to the personnel, officers, professional advisors, operations and records of Sellers pertaining to the Assets. As of the Closing, Buyers will have completed their independent investigation, verification, analysis, review and evaluation of this Agreement, the Other Agreements, the Assets and Sellers, as Buyers have deemed necessary or appropriate. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY SELLERS IN ARTICLE III OR IN ANY CERTIFICATE DELIVERED PURSUANT HERETO OR IN THE ENVIRONMENTAL AGREEMENT, BUYERS ACKNOWLEDGE AND AGREE THAT (a) THERE ARE NO REPRESENTATIONS OR WARRANTIES MADE BY SELLERS OR ANY OF THEIR AFFILIATES OR ANYBODY ACTING ON THEIR BEHALF, EXPRESS OR IMPLIED, AS TO (i) THE ASSETS, OR (ii) THE OBLIGATIONS, BUSINESS, RESULTS OF OPERATIONS, CONDITION (FINANCIAL, ENVIRONMENTAL OR OTHERWISE) OR PROSPECTS RELATING TO THE BUSINESS, AND THAT IN MAKING ITS DECISION TO ENTER INTO THIS AGREEMENT AND TO CONSUMMATE THE PURCHASE OF THE ASSETS, BUYERS HAVE RELIED AND WILL RELY SOLELY UPON THEIR OWN INDEPENDENT INVESTIGATION, VERIFICATION, ANALYSIS AND EVALUATION; (b) SELLERS DISCLAIM ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION ORALLY OR IN WRITING MADE OR COMMUNICATED TO BUYER INCLUDING ANY OPINION, INFORMATION OR ADVICE WHICH MAY HAVE BEEN PROVIDED TO BUYERS BY OR ON BEHALF OF SELLERS OR ANY AFFILIATES OF SELLERS, INCLUDING (i) ANY MODELS PROVIDED BY SELLERS OR THEIR AFFILIATES, WHICH HAVE BEEN PROVIDED FOR ILLUSTRATION PURPOSES ONLY, (ii) ANY CORRESPONDENCE FROM SELLERS OR ANY OF

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THEIR REPRESENTATIVES OR AFFILIATES, (iii) ANY PRESENTATION BY THE MANAGEMENT OF SELLERS OR THEIR AFFILIATES AND (iv) ANY INFORMATION, DOCUMENT OR MATERIALS PROVIDED OR MADE AVAILABLE TO BUYERS, OR STATEMENTS MADE TO BUYERS DURING SITE OR OFFICE VISITS, IN ANY DATA ROOM OR MANAGEMENT PRESENTATION); (c) NEITHER SELLERS NOR ANY AFFILIATES, AGENTS, OR REPRESENTATIVES OF SELLERS HAVE MADE, AND SELLERS HEREBY EXPRESSLY DISCLAIM AND NEGATE, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS (BOTH GENERALLY AND FOR A PARTICULAR PURPOSE), OR CONFORMITY TO MODELS OR SAMPLES AND ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, RELATING TO THE ASSETS OR THE BUSINESS; AND (d) SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE USE OR CONDITION (INCLUDING ENVIRONMENTAL USE OR CONDITION), THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER OR FROM ANY PORTION OF THE REFINERY, THE PIPELINE OR THE PHYSICAL ASSETS, COMPLIANCE WITH APPLICABLE STATUTES, LAWS, ENVIRONMENTAL LAWS, CODES, ORDINANCES, REGULATIONS OR REQUIREMENTS RELATING TO LEASING, ZONING, SUBDIVISION, PLANNING, LAND USE, BUILDING, FIRE, SAFETY, HEALTH OR ENVIRONMENTAL MATTERS, COMPLIANCE WITH COVENANTS, CONDITIONS AND RESTRICTIONS (WHETHER OR NOT OF RECORD), OTHER INTERNATIONAL, NATIONAL, REGIONAL, FEDERAL, STATE, PROVINCIAL OR LOCAL REQUIREMENTS OR OTHER STATUTES, LAWS, CODES, ORDINANCES, REGULATIONS OR REQUIREMENTS, INCLUDING ENVIRONMENTAL LAWS AND PERMITS.

Section 5.7 Supplement to Disclosure Schedules. Sellers may from time to time prior to the Closing, by written notice to Buyers, supplement or amend the Disclosure Schedules to correct any matter that would constitute a breach of any representation or warranty of Sellers in ARTICLE III. For purposes of determining whether Buyers’ conditions set forth in Section 9.3 have been fulfilled, the Disclosure Schedules shall be deemed to include only that information contained therein on the Execution Date and shall be deemed to exclude all information contained in any supplement or amendment thereto. If Buyers are not obligated to close but shall elect to close and the Closing shall occur, then any matters disclosed to Buyers pursuant to any supplement or amendment after the Execution Date and prior to the Closing shall be deemed to be waived by Buyers, and Buyers shall not be entitled to make a claim thereon under this Agreement (including pursuant to Article XII) or otherwise. If, however, Buyers are obligated to close and the Closing shall occur, then any matter disclosed to Buyers pursuant to any supplement or amendment provided by Sellers after the Execution Date and prior to the Closing shall not be deemed to be waived by Buyers, and Buyers shall be entitled to make a Claim thereon under this Agreement (including pursuant to Article XII) or otherwise. Further, if Buyers obtain Knowledge of any matter hereunder prior to the Closing and the Closing shall occur, any waiver or non-waiver of any related Claim will be handled in the same manner as such matters are handled with respect to any supplement or amendment to Seller Disclosure Schedule (e.g., they will be waived only if Buyers are not obligated (but elect) to close).

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Section 5.8 Refinery Electricity.

(a) Seller receives retail electric service for the Refinery from an Affiliate, Valero Power Marketing LLC (“VPM”). VPM also purchases electricity generated by the Refinery’s on-site Qualifying Facilities for sale in the PJM wholesale and capacity markets. Both Premcor Refining and VPM have market based rate tariffs on file with the Federal Energy Regulatory Commission (“FERC”). Buyers acknowledge and agree that after Closing, neither VPM nor any of its Affiliates shall have any obligation to provide retail electric service to Buyers or the Refinery or to procure electricity from the Refinery’s Qualifying Facilities. Buyers shall be solely responsible for making their own arrangements to acquire retail electric service for the Refinery from and after Closing. Subject to Section 5.8(b), to the extent Buyers intend to sell any electric energy or capacity from the Qualifying Facilities into the PJM markets or to other parties after Closing, Buyers shall be solely responsible for compliance with all applicable federal and state laws and regulations, including without limitation all applicable FERC regulatory requirements, as are necessary to enable Buyers or their Affiliates, as applicable, to generate, deliver or sell such electric energy or capacity into the bulk power system, PJM markets or to any other parties. For purposes of this paragraph, the term “Qualifying Facility” shall mean the combined-cycle cogeneration facility located on the Refinery Land, comprised of several generating units, which was self-recertified as a QF on April 29, 2004 in FERC Docket No. QF92-17-002.

(b) [REDACTED]

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Promptly following the Execution Date, Buyer shall, or shall cause an Affiliate of Buyer to, (i) take all necessary steps to obtain Market Based Rate Authority from FERC and (ii) become a member of PJM and otherwise meet all requirements of PJM necessary to assume the PJM Contract (such actions are hereinafter collectively referred to as the “Qualifying Actions” and Buyer or the Affiliate of Buyer that has taken such Qualifying Actions is hereinafter referred to as the “Buyer Power Marketer” or “BPM”). Upon the date (the “Assignment Date”) that is the later to occur of (i) Closing, if the Qualifying Actions have been completed by Closing, or (ii) a date agreed to by Buyer and Seller that is not later than ten (10) Business Days after Buyer has notified Seller that the Qualifying Actions are complete, Sellers shall cause VPM to assign, and Buyers shall cause BPM to assume, all of VPM’s interests in the PJM Contract. Such assignment and assumption shall be effected pursuant to PJM’s market rules or in such other manner as PJM may prescribe and shall be structured so that BPM (i) receives all capacity payments and other benefits under the PJM Contract that accrue from and after the Closing Date, and (ii) assumes all of VPM’s obligations under the PJM Contract that accrue from and after the Closing Date. All net amounts (i.e. after deducting any capacity buyback amounts) paid by PJM to VPM with respect to payment periods occurring after the Closing Date shall be paid over by VPM to BPM on the Assignment Date by wire transfer from VPM to an account designated by BPM (unless the Assignment Date coincides with the Closing Date, in which case such payments may be made by way of an adjustment to the Purchase Price). For purposes of determining the amount of the payment due from VPM to BPM under the immediately preceding sentence, any net amounts paid by PJM to VPM for the payment period under the PJM Contract in which the Closing Date falls shall be prorated between VPM and BPM based on the number of days in such payment period prior to the Closing Date (the “Pre-Closing Period”) and the number of Days in such payment period on or after the Assignment Date (the “Post-Closing Period”), with VPM entitled to any net payment from PJM that is attributable to the Pre-Closing Period, and BPM entitled to any net payment from PJM that is attributable to the Post-Closing Period. Should any estimates be used for the foregoing-described proration, a true-up payment from VPM to BPM, or vice-versa, shall be made as necessary within thirty days of the owing party’s receipt of an invoice therefor from the party entitled to payment, accompanied by documentation reasonably establishing the calculation of the true-up payment and reasonable evidence (such as PJM documentation) of the basis therefor.

If the assignment of the PJM Contract from VPM to BPM in the maimer hereinabove contemplated has not occurred through no fault of Sellers within six months following the Closing Date (or, if no Closing occurs, then on any date that this Agreement is terminated in accordance with its terms), then upon Sellers’ demand therefor, Buyers shall pay to Sellers (by wire transfer to an account designated by Sellers) an amount (the “Non-Assignment Payment”) equal to the lesser of (i) VPM’s “cover damages,” calculated as the positive difference (if any) obtained by subtracting the full capacity payment payable by PJM under the 2013/2014 PJM Contract from the cost of any replacement capacity VPM purchases in the PJM market to substitute for capacity VPM cannot deliver from Refinery sources, or (ii) the amount VPM is

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entitled to pay for a full release of its obligations under the 2013/2014 PJM Contract pursuant to Section 9.1.3 of PJM Manual 18: PJM Capacity Market, if then applicable, or if not then under any other then-applicable provision of the PJM rules. Buyer agrees that VPM will not be obligated to try to mitigate its cover damages through, e.g., waiting to see if VPM can purchase replacement power for a lower price at a future date, or otherwise attempting to time the market or hedge against future market pricing; rather, VPM’s only obligation will be to not incur cover damages that exceed any lump sum amount VPM can pay PJM for a full release under the PJM rules. Upon Sellers’ receipt of the Non-Assignment Payment, Buyers and Sellers (and VPM and BPM) shall be relieved of all of their obligations under this Section 5.8(b), including the obligation for VPM to assign, and BPM to assume, the PJM Contract. The parties acknowledge that the Non-Assignment Payment is based upon Section 9.1.3 of PJM Manual 18: PJM Capacity Market and shall constitute liquidated damages. From the time that Sellers make demand therefor until the Non-Assignment Payment is paid in full, Sellers and their Affiliates shall be entitled to offset any amounts owing by them to Buyers or any of Buyers’ Affiliates under this Agreement or any of the Other Agreements against any unpaid portion of the Non-Assignment Payment.

Sellers shall be responsible for causing VPM to comply with all obligations of VPM hereunder and Buyers shall be responsible for causing BPM to comply with all obligations of BPM hereunder.

Sellers make no representations or warranties regarding (i) VPM’s ability to assign the PJM Contract, (ii) any restrictions, limitations or conditions that PJM may impose in connection with such assignment, (iii) whether the amounts in the above chart will remain valid following any assignment of the Current PJM Contract to BPM, or (iv) the amount of any capacity payment that may be awarded to VPM or transferable to BPM in any 2013/2014 PJM Contract.

(c) The provisions of this Section 5.8 shall survive Closing.

Section 5.9 Pipeline Linefill. Prior to Closing, Seller shall ensure that all linefill in the Pipeline consists of ultra low sulfur diesel (“ULSD”) meeting the ULSD specifications for the Buckeye pipeline. Until such time as such linefill has been purchased by a Buyer in accordance with the provisions of Section 8.9, or in the event of an emergency or as required by Law (i) Seller shall not remove or replace such linefill without the prior written consent of Buyers, and (ii) Buyers shall not make any shipments (on their own behalf or for third parties) on the Pipeline or otherwise take any actions that would cause any of such linefill to be lost, contaminated, commingled with third party product, or subject to any Liens (other than Liens caused by or in favor of Seller or its Affiliates). Seller shall have the right, prior to Closing, to amend the Pipeline tariff to suspend it while the foregoing arrangement is in effect.

Section 5.10 Certain Equipment on Order Premcor Refining issued Perry Products seven purchase orders for the construction of seven heat exchangers and one channel box. Two of the heat exchangers were for the Refinery resid cooler capital project and the other items were for Refinery maintenance work in the poly-alky unit and FCC/APU. When all these projects were cancelled. Premcor Refining notified the vendor to stop work on the equipment. The chart in Section 5.10 of the Disclosure Schedules sets forth, to Sellers’ Knowledge, the status of each purchase order. With respect to the two exchangers that are nearly complete, Seller intends

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cause them to be completed and delivered to the Refinery, at which time they will become part of the Retained Parts and Spares subject to the provisions of Section 8.9. With respect to any equipment that Seller does not wish to have the vendor complete (“Incomplete Equipment”), Seller will request that the vendor store such Incomplete Eequipment until such time as Seller notifies the vendor as to its ultimate disposition. Assuming the vendor agrees to store the Incomplete Eequipment, and for so long as the vendor agrees to store the Incomplete Equipment (but in no event later than two Business Days prior to the Closing Date), Buyer shall have the option to offer to purchase Seller’s interest in the Incomplete Equipment (as-is, where-is) and the purchase orders therefor for a fair market value to be proposed by Buyer. If Seller, in its sole discretion, elects to accept Buyer’s offer, then (i) the relevant purchase order(s) shall become Assigned Contracts to be transferred to Buyer at Closing (unless Seller is required to pay for the Incomplete Equipment prior to Closing, in which case Seller will purchase the Incomplete Equipment and cause it to be delivered to the Refinery and such Incomplete Equipment will become part of the Assets) and (ii) the Purchase Price shall be increased by an amount equal to Buyer’s offer. If Buyer fails to make any such offer within the aforesaid time limit, then Buyer’s option shall expire and Seller shall be free to dispose of the Incomplete Equipment in any manner Seller deems appropriate, including by causing some or all of the Incomplete Equipment to be delivered to the Refinery; however, any such Incomplete Equipment that Seller causes to be delivered to the Refinery shall be treated as Retained Parts and Spares subject to the provisions of Section 8.9.

ARTICLE VI.

TITLE MATTERS

Section 6.1 Title Commitment. Sellers shall endeavor to cause the Title Company to issue, within twenty (20) days after the Execution Date, one or more title commitments (the “Title Commitments”) for the Title Policy to be issued by the Title Company with respect to each parcel of Real Property owned in fee simple by Sellers and comprising any portion of the Refinery.

Section 6.2 Cost of Title Policy. Sellers shall pay for the basic premium for coverage under the Title Policy in amount equal to the value of the Refinery Land covered thereby, as reflected on the county property tax rolls. Buyers shall pay for any endorsements or extended coverages it may desire on the Title Policy, as well as for any basic coverage in excess of the amount Sellers are required to provide under the immediately preceding sentence.

Section 6.3 Survey. Sellers shall not be obligated to provide any new or updated surveys of any of the Real Property, and neither Buyers’ or any of their lenders’ receipt of any such surveys shall constitute a condition to Closing or form the basis for delaying Closing; however, Sellers agree to reasonably cooperate with Buyers prior to Closing to permit Buyers to attempt to procure any surveys of the Real Property that Buyers deem reasonably necessary, all at Buyers’ sole cost and expense.

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ARTICLE VII.

EMPLOYEE MATTERS

Section 7.1 Employee Matters. Section 7.1 of the Disclosure Schedules sets forth certain covenants and agreements of Buyers and Sellers related to Employees.

Section 7.2 No Third Party Beneficiaries. No provision of this ARTICLE VII (including those in Section 7.1 of the Disclosure Schedules) shall create any third-party beneficiary rights in any Person, including any employee or former employee (and any beneficiaries, dependents or representatives thereof) of Sellers or Buyers or any of their respective Affiliates, and no provision of this ARTICLE VII (including those in Section 7.1 of the Disclosure Schedules) shall create such third-party beneficiary rights in any Person in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement of Buyers or their Affiliates.

ARTICLE VIII.

POST CLOSING COVENANTS

Section 8.1 Insurance.

(a) Sellers and Buyers acknowledge that Sellers participate in a program of property and liability insurance coverage for themselves and their Affiliates. This program has been designed to achieve a coordinated risk-management package for Sellers and all of their Affiliates. The program consists of various types of policies including: (a) policies under which Sellers or Affiliates or their predecessors are insured; (b) policies issued directly to Affiliates by one of Valero’s wholly-owned insurance companies (“Seller Captive Insurers”); (c) policies issued to Affiliates by one of the Seller Captive Insurers that may or may not be reinsured by third party insurers; and (d) policies issued under a fronting arrangement policy (or its equivalent) by third party insurers that may or may not be reinsured (including through a guarantee, indemnity, letter of credit or similar undertaking) by Valero or its Affiliates. All of the insurance policies through which the program of coverage is presently or has previously been provided by or to Sellers, their predecessors or Affiliates are herein referred to collectively as the “Seller Policies.” It is understood and agreed by Buyers that from and after the Closing:

(i) No insurance coverage shall be provided under the Seller Policies to Buyers;

(ii) Any and all policies insured or reinsured by any of the Seller Captive Insurers which, but for this provision, would have insured the Business or the Assets shall be deemed terminated, commuted and cancelled ab initio as to, the Business, the Assets, Buyers and their Affiliates, but without prejudice to Sellers’ and their Affiliates’ rights thereunder; and

(iii) Without limiting Sellers’ and their Affiliates’ recourse against the Seller Policies in connection with Claims related to Retained Liabilities, the Excluded Assets or any other matter for which Sellers have indemnified the Buyer Indemnitees hereunder, no claims regarding any matter whatsoever,

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whether or not arising from events occurring prior to the Closing, shall be made by Buyers or any of their Affiliates against or with respect to any of the Seller Policies, regardless of their date of issuance.

Section 8.2 Contractual Payments and Collections; Prorations; Taxes.

(a) General. Except where a contrary allocation is expressly set forth elsewhere in this Agreement, all income, expenses, and Taxes attributable to the Assets for the period before the Closing Date are for the account of Sellers, and all income, expenses, and Taxes attributable to the Assets on and after the Closing Date are for the account of Buyers.

(b) Contractual Payments and Collections.

(i) Buyers shall pay, on or before the due date therefor, or be entitled to collect (as applicable) all fees, rents, utility bills and other contractual payment obligations (including any under Assigned Contracts, Permits or Rights-of-Way) that come due after Closing with respect to the Assets or Buyers’ use, operation or ownership thereof. At Closing, the Purchase Price shall be (A) increased by the pro-rated amount of all such payments made by Seller prior to Closing that are attributable to Buyers’ period of ownership, and (B) decreased by an amount equal to the pro-rated amount of any such payment obligations assumed by Buyers that are attributable to Sellers’ period of ownership. Buyers and Sellers shall cooperate in good faith to agree upon the amount of any such Purchase Price adjustments by not later than ten (10) days prior to the Closing Date. After Closing, Sellers shall pay to the appropriate Buyer, within thirty (30) days of receipt of such Buyer’s invoice therefor (accompanied by reasonable supporting documentation), any amounts paid by such Buyer after Closing that are attributable to Sellers’ period of ownership of the Assets and that were not included in the Purchase Price adjustment referenced above in this paragraph. Similarly, after Closing, Buyers shall pay to the applicable Seller, within thirty (30) days of receipt of such Seller’s invoice therefor (accompanied by reasonable supporting documentation), any amounts paid by such Seller before or after Closing that are attributable to Buyers’ period of ownership of the Assets and that were not included in the Purchase Price adjustment referenced above in this paragraph. In determining whether a payment to a third party pursuant to any contract, lease or other commitment is attributable to Buyers’ period of ownership or the Sellers’ period of ownership, the parties will allocate the burden of such payment in a manner that reflects the relative benefit of such work performed, services provided or goods delivered to each party; provided, however, there shall be a rebuttable presumption that any work performed, services provided or goods delivered prior to the Closing Date are for the benefit of Sellers, and any work performed, services provided or goods delivered on or after the Closing Date are for the benefit of Buyers.

(ii) If a Buyer receives any funds or other property that belongs to either of the Sellers, or vice versa, then the receiving party shall hold such funds and property in trust for the benefit of the rightful party and shall promptly

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forward such funds or property to the rightful party. It is the intention of the parties that Sellers shall receive all income, rentals, fees and other revenues (including any under Assigned Contracts, Permits or Rights-of-Way) attributable to Sellers’ period of ownership and operation of the Assets, and Buyers shall receive all income, rentals, fees and other revenues (including any under Assigned Contracts, Permits or Rights-of-Way) attributable to Buyers’ period of ownership and operation of the Assets.

(c) Deposits. The Assets do not include any deposits made by Sellers to secure performance under any Contracts, Permits or Authorizations. Buyers will be required to post their own deposits or, if Sellers agree to assign their deposits to Buyers (and such assignment is permitted under the underlying Contract, Permit or Authorization), the Purchase Price shall be increased by an amount equal to such deposits. If for any reason a deposit made by a Seller is not assigned to a Buyer until after Closing then such Buyer shall promptly (and as a condition to such assignment) pay to the applicable Seller an amount equal to the deposit to be assigned.

(d) Sales and Use Taxes; Gross Receipts Taxes. Sellers and Buyers agree that all state and local sales and use Taxes, gross receipts Taxes or other similar Taxes, if any, relating to the sale and conveyance of the Assets pursuant to this Agreement shall be the liability of Buyers, and shall be borne by Buyers, as follows:

(i) At Closing, Sellers shall not collect from Buyers any state and local sales and use Taxes if Buyers provide Sellers any applicable direct pay permits. Rather, Buyers shall remit such Taxes directly to the appropriate Governmental Authorities when such Taxes are due and owing.

(ii) To the extent that gross receipts tax is payable with respect to the transactions contemplated under this Agreement or the Other Agreements, Sellers shall pay such gross receipts tax and Buyers shall reimburse Sellers for any amounts so paid within ten (10) days following notice from Sellers.

(iii) Promptly following Closing, Buyers shall provide Sellers with an appropriate exemption certificate to establish the right to any exemption from state and local sales and use Taxes and for any exemptions from any other applicable state Tax. Buyers shall thereafter provide Sellers with any additional exemption certificates and other documentation as may be required by the Governmental Authorities for such purpose.

(iv) If any exemption claimed by either Buyer is subsequently denied by any Governmental Authority, and as a result either Seller is assessed additional Taxes, then the applicable Buyer shall reimburse such Seller, or its assignees, for such assessed Taxes, including interest and penalty.

(e) Transfer Taxes. All real and personal property transfer Taxes or other similar Taxes arising out of the consummation of the transactions contemplated by this Agreement shall be borne by and paid directly to the applicable Governmental Authorities in equal amounts by Buyers and Sellers or, if Sellers are required to remit such Taxes, Buyers shall promptly reimburse Sellers for their portion therefor.

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(f) Real Property Taxes. All real property and personal property ad valorem and other similar Taxes, including payments in-lieu-of property Taxes, assessed or levied with respect to the Assets for a taxable period which includes (but does not end on) the Closing Date shall be prorated between Buyers and Sellers based on the number of days of such taxable period before the Closing Date (the “Pre-Closing Tax Period”) and the number of days in such taxable period on and after the Closing Date (the “Post-Closing Tax Period”). Sellers shall be liable for the proportionate amount of such prorated Taxes that is attributable to the Pre-Closing Tax Period, and Buyers shall be liable for the proportionate amount of such prorated Taxes that is attributable to the Post-Closing Tax Period. At Closing, the Purchase Price shall be (i) increased by the amount, if any, of any such Taxes prepaid by Sellers with respect to a Post-Closing Tax Period, or (ii) decreased by the amount, if any, of any such Taxes relating to a Pre-Closing Tax Period which Buyers will be obligated to pay after Closing. Buyers and Sellers shall cooperate in good faith to agree upon the amount of any such Purchase Price adjustments by not later than ten (10) days prior to the Closing Date. Buyers shall file all required reports and returns incidental to such Taxes that become due and payable after Closing and shall pay such Taxes on or before the due date therefor. To the extent that the amount of any such Taxes paid by Buyers with respect to any Pre-Closing Tax Period exceeds the Purchase Price adjustment therefor, Sellers shall reimburse Buyers for the difference within thirty (30) days of Seller’s receipt of Buyers’ invoice therefor, accompanied by reasonable supporting documentation (including copies of relevant Tax bills); provided, however, under no circumstances shall Sellers be required to pay (i) any amount greater than the prorated amount they would have had to pay in respect of the Pre-Closing Tax Period had they not conveyed the Assets to Buyers, or (ii) any penalties or interest resulting from the acts or omissions of Buyers or any of their agents or representatives. Sellers and Buyers shall reasonably cooperate with each other after Closing with respect to any property Tax assessment or valuation (or protest in connection therewith) by any Governmental Authority with respect to the Tax periods in which the Closing Date occurs. If either party receives a refund of any property Taxes paid by the other, the party receiving such refund, whether received in cash, or as a credit against another state and/or local Tax, shall, within thirty (30) days after the receipt of such refund, remit it to the party who paid.

(g) Tax Returns. Except as provided otherwise in this Agreement: (i) for any Tax period or portion of any Tax period ending prior to the Closing Date, Sellers shall be responsible for timely filing of all Tax Returns required by applicable Law to be filed, and payment of all Taxes due, levied or imposed, in connection with the Assets, or employees and independent contractors engaged in operating or maintaining the Assets; (ii) for any Tax period or portion of any Tax period ending on or after the Closing Date, Buyers shall be responsible for the timely filing of all Tax Returns required by applicable Law to be filed, and payment of all such Taxes due, levied or imposed, in connection with the Assets, or employees and independent contractors engaged in operating or maintaining the Assets; and (iii) control of any legal or administrative proceedings concerning any such Taxes with respect to the Assets, and entitlement to any refunds or awards concerning any such Taxes with respect to the Assets, shall rest with the party responsible for payment therefor under this Agreement.

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(h) Cooperation. With respect to any Taxes related to the Assets, Buyers and Sellers agree (i) to furnish or cause to be furnished to each other, upon request, as promptly as applicable, such information and assistance as is reasonably necessary for the computation of any such Taxes or the filing of any applicable Tax Return, the making of any election, or the preparation for or conduct of any audit, examination, or other proceeding by any Governmental Authority, (ii) to furnish each other with copies of any notices from any Governmental Authority that might affect the liability of the other party for Taxes, (iii) to cooperate with each other in the conduct of any audit, examination, or other proceeding, and (iv) that no compromise or settlement of any item from a Tax audit or proceeding which potentially affects the other party shall be agreed upon without prior written consent of the other party, such consent not to be unreasonably withheld.

(i) Record Retention. Buyers and Sellers shall not (and shall ensure that their respective Affiliates do not) destroy or otherwise dispose of any Tax records acquired, removed, or retained hereunder for a period of five (5) years following the Closing Date or such longer period as required by applicable regulations, laws, statutes, or court orders. During such five (5) year (or longer) period, each party shall make such records available to the other party or its authorized representatives for any legitimate purpose that does not unreasonably interfere with the record holder’s business operations.

(j) Valuations. Subject to Section 2.3, the parties shall reasonably cooperate in determining any taxable values of any Assets subject to sales and use, gross receipts, Transfer and similar Taxes; provided, however, Buyers shall not take any position with respect to value of the Refining Assets that is contrary to the Purchase Price allocation determined pursuant to Section 2.3 (b).

Section 8.3 Third Party Consents Not Obtained At or Before Closing.

(a) Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign any Contract or Right of Way, or any benefit arising under or resulting from such Contract or Right of Way, if an attempted assignment thereof, without a required Third Person Consent or Authorization, would constitute a breach or other contravention of the rights of such third party, would be ineffective with respect to any party to an agreement concerning such Contract or Right of Way, would violate or otherwise is not permitted by Law or any Environmental Law, or would in any way adversely affect the rights of Sellers or Buyers under or in respect of such Contract or Right of Way. If any transfer or assignment by Sellers to, or any assumption by Buyers or any of their Affiliates of, any interest in, or obligation under, any Contract or Right of Way, requires any Third Person Consent or Authorization, then no such assignment or assumption shall be made without such Third Person Consent or Authorization being obtained. To the extent any Contract or Right of Way may not be assigned to a Buyer by reason of the absence of any such Third Person Consent or Authorization, such Buyer shall not be required to assume any obligations arising under such Contract or Right of Way; provided, however, that upon the receipt of any such Third Person Consent or Authorization after the Closing, such Contract or Right of Way shall be assigned to the applicable Buyer and such Buyer shall assume such Contract or Right of Way.

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(b) If any such Third Person Consent or Authorization is not obtained prior to the Closing Date, Sellers shall, to the extent not prohibited by the terms of any applicable Contract or Right of Way or Law or Environmental Law, and until the receipt of such Third Person Consent or Authorization, hold the Contract or Right of Way (as applicable), subject to such Third Person Consent or Authorization, together with any proceeds therefrom, in trust for Buyers, and Sellers and Buyers shall cooperate (each at its own expense) in any mutually acceptable, lawful and reasonable arrangement under which Buyers shall obtain, to the extent practicable, the economic rights and benefits under such Contract or Right of Way with respect to which the Third Person Consent or Authorization has not been obtained in accordance with this Agreement. Such reasonable arrangement may include the entering into of a subcontract, sublicense, sublease or other similar arrangement between Sellers and Buyers. During the period from Closing until such Third Person Consent or Authorization is obtained, Sellers will use commercially reasonable efforts to enforce such Contract or Right of Way (as applicable) for the benefit of Buyers, on the condition that Buyers shall bear all costs and expenses (including legal expenses) related to such enforcement. If Buyers are able to receive the economic rights and benefits under such Contract or Right of Way, such economic rights and benefits shall constitute an Asset, and the liabilities and obligations, if any, related to such economic rights and benefits under such Asset shall constitute an Assumed Obligation of Buyers, as applicable. Sellers’ obligations under this Section, as they relate to Contracts, shall expire on the second anniversary of the Closing Date.

Section 8.4 Multi-Site Contracts. Sellers may be a parties to certain contracts to which their Affiliates are also parties, and which pertain to various other refineries and facilities owned by the Sellers and their Affiliates in addition to the Refinery and the Pipeline (each, a “Multi-Site Contract” and collectively, the “Multi-Site Contracts”). Buyers acknowledge and agree that Buyers shall not be entitled to become parties thereto after Closing, and it is Sellers’ intention to terminate all Multi-Site Contracts (as they relate to the Refinery and/or Pipeline) effective on or before Closing. Notwithstanding such termination, Buyers shall be obligated to honor any work releases, purchase commitments or other similar commitments made by Sellers under any Multi-Site Contracts prior to Closing, but not yet fully performed or satisfied as of Closing, so long as such commitments were not made in violation of Sellers’ obligations under Section 5.1. To the extent a Multi-Site Contract by its terms is not terminable as to Sellers, Buyers covenant and agree, to the extent they desires to enter into a contractual relationship with the counterparty to such Multi-Site Contract, to (i) negotiate diligently and in good faith with the counterparty to such Multi-Site Contract in an effort to enter into a new agreement between such counterparty and the appropriate Buyer as promptly as possible following Closing, and (ii) until such new agreement becomes effective, to the extent Buyers do not incur any detriment or burden (other than any obligations Buyers may have pursuant to the immediately preceding sentence), honor the terms of the Multi-Site Contract and not make any elective purchases or other elective commitments thereunder. Buyers acknowledge that the terms and conditions of the Multi-Site Contracts (including rate sheets and other commercial terms and) are confidential and proprietary information of Sellers and their Affiliates, and Buyers shall destroy any such information they may inadvertently obtain, and shall not use such information for any purpose other than as may be necessary for Buyers to honor any pending work release or other commitment thereunder in accordance with the foregoing provisions of this Section 8.4. Without limiting any other indemnification obligations under this Agreement, each party shall indemnify, defend and hold harmless the other party against any and all Claims and Losses arising out of the indemnifying party’s breach or utilization of any Multi-Site Contract after Closing.

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Section 8.5 Owned and Leased Vehicles. Section 8.5 of the Disclosure Schedules contains a list of all vehicles currently owned by Sellers and used at the Refinery or exclusively in connection with the Pipeline (“Owned Vehicles”) and all vehicles currently leased by Sellers under fleet leases and used at the Refinery or exclusively for the Pipeline (“Leased Vehicles”). Prior to Closing, Sellers shall prepare and file the necessary paperwork to transfer title to all Owned Vehicles to the appropriate Buyer, with all transfer taxes, fees and other costs and expenses associated with such title transfers to be borne by Sellers. In addition, Sellers shall buy the Leased Vehicles out of their current leases and prepare and file the necessary paperwork to transfer title to such Vehicles to the appropriate Buyer, with all costs and expenses associated therewith to be borne by Sellers, including all buyout payments and title transfer taxes and fees.

Section 8.6 Motiva Obligations. For the period from and after the Closing Date Buyers agree to honor and reasonably cooperate in providing the rights granted to Motiva under Sections 11.01 and 11.05 of the Motiva Agreement, and to assume and fully comply with the obligations set forth in Section 11.07 of the Motiva Agreement (contained in the First Amendment to Asset Purchase Agreement dated April 30, 2004) for so long as they remain applicable. In addition, Buyers acknowledge and agree that the Access Agreement between Motiva Enterprises LLC and Premcor Refining dated April 30, 2004 shall constitute an Assigned Contract and that Buyers shall honor such agreement and Motiva’s rights thereunder after Closing. Buyer shall indemnify the Seller Indemnitees in accordance with Section 12.3 of this Agreement for any Losses suffered by the Seller Indemnitees as a result of Buyer’s breach of its obligations under this Section 8.6.

Section 8.7 Foreign Trade Zone. The Delaware Economic Development Office (“DEDO”) and Premcor Refining are parties to a Foreign-Trade Zone Subzone Operations Agreement (“Operations Agreement”) dated October 28, 2004, under which Premcor Refining has operated the Refinery as Foreign-Trade Zone Subzone # 99E (the “FTZ”). The FTZ is operating under a grant of authority from the Foreign-Trade Zones Board of the Department of Commence (“FTZ Board”), and has been activated with U.S. Customs and Border Protection (previously the U.S. Customs Service) (“Customs”). Promptly following Closing, Buyer shall (i) notify the FTZ Board that a change in ownership of the Assets has occurred, (ii) obtain new Customs foreign-trade zone operator’s and importer’s bonds (and Customs duty drawback bond should Buyer so desire), and (iii) apply to Customs for reactivation of the FTZ under new ownership according to the requirements of 19 C.F.R. Part 146. Except to the extent that Sellers or any Affiliate of Sellers may be obligated to provide services related to the FTZ under the Transition Services Agreement, from and after Closing, Buyer shall be solely responsible for operating the FTZ and complying with all Laws related thereto, including all reporting and filing obligations, rules and regulations of the FTZ Board and Customs associated therewith. In connection therewith, and without limitation of the foregoing, Buyer acknowledges that it will need to obtain its own software for managing the FTZ, or will need to engage a consultant or contractor with appropriate software, since the software currently used to manage the FTZ is licensed to an Affiliate of Sellers and is used in connection with the operation of other refineries in addition to the Refinery. Buyer shall be responsible for, and shall indemnify the Seller Indemnitees in accordance with Section 12.3 against, all Losses (including any customs duties, fees, fines or penalties that may be imposed by Customs or any other Governmental Authority) arising out of any failure Buyers’ failure to comply with their obligations under this Section 8.7.

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Section 8.8 Hydrocarbon Inventory

(a) Pipeline Linefill. Title to the Pipeline linefill shall remain with Seller at Closing; however, the appropriate Buyer shall purchase all such linefill from Seller on the earlier to occur of (i) the date on which Buyer begins producing refined products at the Refinery, (ii) the date on which Buyer desires to use the Pipeline to ship refined products on its own behalf or on behalf of any third party, or (iii) the one year anniversary of the Closing Date. Assuming that the pipeline linefill is ULSD as contemplated in Section 5.10, the purchase price shall be [REDACTED].

(b) Refinery Tankage. Premcor Refining has certain rights and obligations with respect to hydrocarbon inventory remaining in some of the Refinery tankage after Closing, as set forth in Exhibit K.

Section 8.9 Retained Parts and Spares At Closing, title to the Retained Parts and Spares shall remain with Sellers, but Buyers and Sellers agree that the Retained Parts and Spares shall be kept in Buyers’ custody at the Refinery (in the locations where they were stored as of the Execution Date, or such other location(s) as may be reasonably agreed upon by Sellers). Buyers shall have until the expiration of 90 days from and after the Closing Date within which to inspect the Retained Parts and Spares and notify Sellers in writing of any that either Buyer desires to purchase (“Selected Parts and Spares”), which notice shall stipulate the fair market value the purchasing Buyer is prepared to pay the applicable Seller for the Selected Parts and Spares. After such offer Seller shall have 20 Business Days to accept or reject Buyer’s offer. If Seller accepts the offer, upon receipt of the purchase price therefor, the appropriate Seller shall promptly deliver to Buyer a bill of sale conveying the Selected Parts and Spares to Buyer in their then as-is, where-is condition, with all faults and without any representations, recourse, or warranty of any nature whatsoever, except for a special warranty of title. If Seller rejects Buyer’s offer, any Retained Parts and Spares that do not become Selected Parts and Spares shall be removed by Sellers by not later than the one year anniversary of the Closing Date, and Buyers shall provide reasonable access to the Sellers and their contractors and carriers, as well as reasonable assistance by Refinery employees and reasonable use of Refinery equipment, loading docks and other facilities as necessary in connection with such removal. Buyers shall have no liability whatsoever for any loss or damage to the Retained Parts and Spares while in Buyers’ custody, except to the extent caused by Buyers’ or any of their agents’, employees’ or contractors’ gross negligence or willful misconduct.

Section 8.10 Intellectual Property.

(a) Grants to Intellectual Property Owned by Seller. Seller shall grant and hereby does grant to Buyer, effective as of the Closing Date, for use by Buyer solely in the internal operations of the Refinery in a manner substantially similar to the operations prior to Shutdown, a non-exclusive, irrevocable royalty-free, paid-up license (without a right to

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sublicense or transfer except as expressly provided in this Section 8.10) to any Intellectual Property that is owned by Seller or any of its Affiliates, which exists at the Closing Date and which is or has been in use in the operation of the Refinery as currently operated or as operated immediately prior to the Shutdown, other than any Intellectual Property that is part of the Excluded Assets (“Seller IP”). Such grant is made without representation, recourse or warranty, and any warranties which may be implied by Law are hereby disclaimed. The sole purpose of this paragraph is to prevent Seller or any of its Affiliates from hereafter bringing any Claims against Buyer seeking payment of royalties for the use of, or alleging unauthorized use by Buyer of, any Seller IP, so long as such use is solely in the internal operations of the Refinery in a manner substantially similar to the operations prior to Shutdown. Buyer shall have no obligation to grant back to Seller or its Affiliates or otherwise make available to Seller or any of its Affiliates any improvements or enhancement to any Seller IP that may hereafter be developed by Buyer.

(b) Extension to Buyer of Certain Intellectual Property Granted to Seller by Motiva. To the extent Seller is permitted to do so under the terms of Section 16.03 of the Motiva Agreement, Seller hereby assigns to Buyer, effective as of and related to the period on and after the Closing Date, for use by Buyer solely in the internal operations of the Refinery in a manner substantially similar to the operations prior to Shutdown, the license granted to Seller in Section 16.01 of the Motiva Agreement, subject to outstanding obligations to third parties. By executing this Agreement, effective as of and related to the period on and after the Closing Date, Buyer is assuming all relevant duties and obligations of Seller relating to such license under the applicable provisions of Article XVI of the Motiva Agreement.

(c) Subsequent Transfer of Intellectual Property. In the event Buyer transfers or pledges to any Person, ownership of the Refinery, or any part thereof, the license granted in Section 8.10(a) may be extended to such transferee or lender subject to outstanding obligations to third parties and subject to an assumption in writing by such transferee or lender of all relevant duties and obligations under the applicable portions of this Agreement. Seller makes no representations or warranties as to the transferability from Buyer to any Person of the license from Motiva to Seller being transferred by Seller to Buyer pursuant to Section 8.10(b).

(d) Process Licenses. Upon Buyer’s written request, Seller shall transfer or cause the transfer of (A) all licenses of Intellectual Property held by Seller or its Affiliates that are used exclusively in connection with the operation of the Refinery process units or other Assets as currently operated or as operated immediately prior to the Shutdown, and (B) that portion of any license agreement covering the Refinery or other Assets as well as other facilities or assets owned by Seller or its Affiliates (a “Multi-Site License”) that is attributable to the operation of the Refinery process units or other Assets as currently operated or as operated immediately prior to the Shutdown (the interests in the foregoing clauses (A) and (B) being herein collectively referred to as the “Licensed Technology Rights”), in all cases only to the extent that such Licensed Technology Rights are freely transferable or to the extent that the licensor otherwise agrees to such transfer, it being understood that Seller makes no representations or warranties as to the assignability or transferability of any Licensed Technology Rights. Buyer shall be solely responsible for seeking the consent of the licensor(s) of any such Licensed Technology Rights and for paying any costs associated with the transfer of such Licensed Technology Rights or the issuance of replacement licenses; provided, however,

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that Seller agrees to (i) reasonably cooperate in requesting such transfers and in executing any reasonable transfer or assignment documents that do not impose any Obligations on Seller (other than any which are already Retained Liabilities hereunder), and (ii) pay any accrued and unpaid royalties arising out of Seller’s use of the Licensed Technology Rights at the Refinery prior to Closing. Without limiting the foregoing, Buyer agrees that Seller shall not be obligated to transfer any Licensed Technology Rights to Buyer where such transfer would require Seller or its Affiliates to surrender any paid-up capacity or other rights attributable to other facilities owned by Seller or its Affiliates (but for the avoidance of doubt, Seller will agree to release any Licensed Technology Rights allocable to the Refinery or other Assets under a Multi-Site License). Effective as of and related to the period on and after the Closing Date, Buyer shall be solely responsible for complying with all Obligations (including non-disclosure, export control and grant-back obligations) under Licensed Technology Rights used by Buyer after Closing and shall indemnify the Seller Indemnitees in accordance with Section 12.3 against any Losses they may suffer by reason of Buyer’s failure to do so. The provisions of this Section 8.10(d) do not apply to software applications, which are addressed exclusively in Section 8.10(e).

(e) Software

(i) Buyer acknowledges and agrees that Seller shall have no obligation to transfer to Buyer any of the software applications listed in Section 8.10(e)(i) of the Disclosure Schedules.

(ii) Upon Buyer’s request, Seller shall use reasonable efforts to transfer (or cause its applicable Affiliate to transfer) the software listed in Section 8.10(e)(ii) of the Disclosure Schedules, to the extent used in connection with the operation of the Refinery, the Pipeline or other Assets as currently operated or as operated immediately prior to the Shutdown, provided that (A) transfer of such software would not prevent continued usage of the software by Sellers or their Affiliates, and (B) the licensor of such software permits a transfer to the Buyer. If any of such software is covered by a Multi-Site License, and if the licensor consents, Seller shall partially assign or transfer such portion of the license therefor as is attributable to the operation of the Refinery, the Pipeline or other Assets as currently operated or as operated immediately prior to the Shutdown. Buyer shall be liable to pay all the costs (including legal expenses) associated with such transfers (including all third party costs, costs incurred by the Sellers and Buyer’s own costs). In addition, effective as of and related to the period on and after the Closing Date, Buyer shall be solely responsible for complying with all Obligations under the licenses for all such software to the extent assigned or transferred to Buyer pursuant to this Section 8.10(e)(ii) and shall indemnify the Seller Indemnitees in accordance with Section 12.3 against any Losses they may suffer by reason of Buyer’s failure to do so. Seller makes no representations or warranties as to whether or not the licensors of such software will consent to its transfer to Buyer, and Seller shall have no liability on account of any licensor’s failure to consent to such transfer (including any liability to procure replacement software for Buyer).

(iii) Seller makes no representations or warranties regarding any software that is resident on desktop computers included in the Assets and is not listed in Section 8.10(e)(i) or 8.10(e)(ii) of the Disclosure Schedules. Without limiting the generality of the foregoing, Seller does not represent or warrant that (A) such software is properly licensed to Seller or any of its Affiliates or to any other Person, (B) Buyer, upon purchasing the Assets, shall

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be lawfully entitled to use such software, or (C) any licenses covering such software can be transferred to Buyer or to any other Person. However, to the extent that such software is not listed in the table set forth in Section 8.10(e)(i) of the Disclosure Schedules (identifying applications that will not be transferred to Buyer), Seller hereby assigns and transfers to Buyer (as of Closing or as of such later date as Buyer, at its sole cost and expense, obtains any required third party consents to such transfer) any interest Seller may have therein, without representation, recourse or warranty of any kind (and expressly disclaiming any warranties implied by Law), on the condition that (x) neither Seller nor any of its Affiliates shall be required to incur any liability to any third parties as a condition to their granting consent to any such assignments, and (y) Buyer shall indemnify the Seller Indemnitees in accordance with Section 12.3 against any Losses they may suffer as a result of Buyer’s use of such software.

(f) Survival. Seller’s obligations under Section 8.10(d) and Section 8.10(e) shall expire on the second anniversary of the Closing Date.

Section 8.11 Further Assurances Without limiting Section 5.2, Sellers and Buyers each agree that from time to time after the Closing Date they will execute and deliver, and will cause their respective Affiliates to execute and deliver, such further instruments, and take, and cause their respective Affiliates to take, such other actions as may be reasonably necessary to carry out the purposes and intents of this Agreement and the Other Agreements.

ARTICLE IX.

CLOSING CONDITIONS

Section 9.1 Conditions to Obligations of Each Party Under this Agreement. The respective obligations of Buyers and Sellers to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived by the parties hereto, in whole or in part, to the extent permitted by Law:

(a) Any waiting or review period applicable to the transactions contemplated by this Agreement under applicable antitrust, trade regulation or foreign investment Law and regulations, including but not limited to the HSR Act, shall have expired or been terminated.

(b) No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction or other statute, rule or legal restraint of a Governmental Authority shall be in effect preventing the consummation of the transactions contemplated hereby.

(c) The Other Agreements shall be duly executed and delivered simultaneously with the Closing (except for any Other Agreements already executed and delivered prior to Closing).

(d) The Delaware Department of Natural Resources and Environmental Control (“DNREC”) and the State of Delaware, as applicable, shall have issued one or more Orders in form and substance mutually acceptable to Sellers and Buyers replacing and superseding in their entirety each of the Orders listed in Exhibit L, or shall have otherwise taken

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steps mutually acceptable to Sellers and Buyers to deem such Orders satisfied, or to modify or otherwise resolve the Obligations under such Orders so as to eliminate any further Obligations thereunder without impacting any releases of liability or waivers of enforcement contained therein and DNREC and the State of Delaware, as applicable, shall have agreed, effective at the Closing Date, to transfer the Permits, as listed in Schedule A of the Environmental Agreement, or issue one or more Permits replacing and superseding in their entirety each of the Permits listed in Schedule A of the Environmental Agreement, to Buyers, consistent with the conditions set forth in Exhibit M and in form and substance acceptable to Buyers (and Sellers, to the extent Sellers are potentially impacted).

Section 9.2 Additional Conditions to Seller’s Obligations. The obligations of Sellers to effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived by Sellers, in whole or in part, to the extent permitted by Law:

(a) Each of the representations and warranties of Buyers set forth in this Agreement shall be true and correct (it being understood that, for purposes of determining the accuracy of such representations and warranties, all materiality qualifications contained in such representations and warranties shall be disregarded) as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (except that, in each case, representations and warranties that speak as of a specified date shall have been true and correct only on such date) except for failures that would not be reasonably expected to materially and adversely affect the ability of Buyers to perform their obligations under this Agreement (other than the first two sentences of Section 4.1 and all of Section 4.2, for which this exclusion shall not apply) and Sellers shall have received a certificate of an executive officer of each Buyer, dated the Closing Date, to such effect.

(b) Buyers shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Sellers shall have received a certificate of an executive officer of each Buyer, dated the Closing Date, to such effect.

(c) All Third Person Consents and all Authorizations specified in Section 4.3(a) and Section 4.3(b) of the Disclosure Schedules, the lack of which would reasonably be expected to have a Material Adverse Effect, shall have been obtained.

Section 9.3 Additional Conditions to Buyer’s Obligations. The obligations of Buyers to effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived by Buyers, in whole or in part, to the extent permitted by Law:

(a) Each of the representations and warranties of Sellers set forth in this Agreement shall be true and correct (it being understood that, for purposes of determining the accuracy of such representations and warranties, all “Material Adverse Effect” qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded) as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (except that, in each case, representations and warranties that speak as of a

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specified date shall have been true and correct only on such date) except for failures that would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or materially or adversely affect the ability of Sellers to perform their obligations under this Agreement (other than the first two sentences of Section 3.1 and all of Section 3.2, for which this exclusion shall not apply), and Buyers shall have received a certificate of an executive officer of each Seller, dated the Closing Date, to such effect.

(b) Sellers shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to Closing Date, and Buyers shall have received a certificate of an executive officer of each Seller, dated the Closing Date, to such effect.

(c) All Third Person Consents and all Authorizations specified in Sections 3.3(a) and 3.3(b) of the Disclosure Schedules, the lack of which would reasonably be expected to have a Material Adverse Effect, shall have been obtained.

(d) No Material Adverse Effect shall have occurred since the Execution Date and be continuing.

ARTICLE X.

CASUALTY OR CONDEMNATION

Section 10.1 Notice. In the event that, prior to the Closing Date, all or any material portion of the Assets (excluding the Refining Assets) is damaged or destroyed by fire or other casualty for which the associated repair or replacement costs could reasonably be expected to exceed three million Dollars ($3,000,000) (a “Casualty”) or taken by condemnation or eminent domain or by agreement in lieu thereof with any Person or Governmental Authority authorized to exercise such rights (a “Taking”), Sellers shall promptly notify Buyers thereof and the remaining portions of this Article X shall apply. If there is a Casualty or Taking of all or any portion of the Refining Assets, Sellers shall promptly notify Buyers thereof, but the remaining provisions of this Article X shall not apply and such Taking or Casualty shall in no way impact the obligations of Buyers to consummate the transactions contemplated hereby as to the Assets as they may be impaired or otherwise impacted by such Taking or Casualty, without any reduction whatsoever in the Purchase Price; provided, however, that if any Refining Assets suffer a Casualty or Taking for which the associated repair or replacement costs exceed $5,000,000, Buyers may elect, by giving Sellers written notice within five Business Days following receipt of Sellers’ notification of such Casualty or Taking or on the day prior to the Closing Date, whichever comes first, to terminate this Agreement (other than Section 5.4, Section 5.6, Section 11.2, Section 12.6(c), Section 12.7, Section 12.8, Section 12.9, Section 12.10, Section 13.3 and Section 13.4 which shall continue in effect) without further obligation to Sellers.

Section 10.2 Repair or Replacement.

(a) In the event of a Casualty or Taking between the Execution Date and the Closing Date, Sellers shall elect, at their option, to either (i) repair or replace or make adequate provision for the repair or replacement of the affected Asset at Sellers’ cost prior to the Closing, in which case Buyers’ obligation to effect the Closing shall not be affected, but the Closing Date

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shall be deferred until three (3) Business Days after repairs or replacement have been completed and the affected Asset has been restored to performance substantially comparable in all material respects to that prior to the Casualty or Taking, and/or (ii) negotiate with Buyers to reduce the Purchase Price by an amount agreed to by Sellers and Buyers to reflect the cost to repair or replace the affected Assets (the “Repair Costs”), in which case, in the event of a Repair Cost Dispute, the Closing Date and the Termination Date shall be deferred as provided in Section 10.5. Notwithstanding the foregoing, Sellers’ election in clause (i) of this Section 10.2(a) shall be unavailable and clause (ii) of this Section 10.2(a) shall apply if the required repairs or replacements could reasonably be expected to result in an extension of the Closing Date for more than sixty (60) days.

(b) If Sellers and Buyers agree on the Repair Costs within fifteen (15) days of Buyers’ receipt of Sellers’ notice of the Casualty or Taking (the “Repair Negotiation Period”), Buyers’ obligation to effect the Closing shall not be affected, but the Purchase Price shall be reduced by the Repair Costs so agreed.

(c) If Sellers and Buyers do not agree on the Repair Costs within the Repair Negotiation Period (a “Repair Cost Dispute”), either party may request an engineering company that shall be mutually agreed to by Buyers and Sellers to evaluate the affected Assets and deliver to Buyers and Sellers its written estimate of the Repair Costs (the “Third-Party Estimate”) within fifteen (15) days after the end of the Repair Negotiation Period.

(i) If the Third-Party Estimate is less than fifty million Dollars ($50,000,000), Buyers’ obligation to effect the Closing shall not be affected and the parties shall submit the Repair Cost Dispute to binding arbitration under the Dispute Resolution Procedures for resolution after the Closing, with a post-Closing adjustment to the Purchase Price equal to the finally-determined Repair Costs.

(ii) If the Third-Party Estimate is equal to or greater than fifty million Dollars ($50,000,000), Buyers may elect, by giving Sellers written notice of election within fifteen (15) days of receipt of the Third-Party Estimate, to terminate this Agreement (other than Section 5.4, Section 5.6, Section 11.2, Section 12.6(c), Section 12.7, Section 12.8, Section 12.9, Section 12.10, Section 13.3 and Section 13.4 which shall continue in effect) without further obligation to Seller.

Section 10.3 Condemnation Awards. In the event of any reduction in the Purchase Price in connection with a Taking at the Refinery, as provided in Section 10.2(a), Buyers shall be entitled to collect from any condemnor the entire award(s) that may be made in any such proceeding, without deduction, to be paid out as follows: subject to actual receipt of such award(s) by Buyers, (a) Buyers shall pay to Sellers all such amounts, up to the amount of such Purchase Price reduction, and (b) Buyers shall be entitled to retain the balance (if any) of such award(s).

Section 10.4 Purchase Price Adjustment. Any adjustment of the Purchase Price pursuant to Section 10.2(c) which is necessary to reflect a final determination of Repair Costs

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after the Closing shall be made as follows: (a) an adjustment in favor of Buyers shall be paid in cash by Sellers; and (b) an adjustment in favor of Sellers shall be paid in cash to the extent the Purchase Price had been reduced pursuant to this ARTICLE X. Any such reduction, refund or payment shall be made within ten (10) Business Days after such final determination.

Section 10.5 Deferral of Closing Date and Termination Date. In the event of a Repair Cost Dispute, the Closing Date and the Termination Date shall be deferred until (a) three (3) Business Days after receipt of the Third-Party Estimate, or (b) if Sellers elects the option in Section 10.2(a)(i), as provided therein.

ARTICLE XI.

TERMINATION

Section 11.1 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written consent of Sellers and Buyers;

(b) by Sellers upon notice to Buyers, if any of the conditions in Section 9.1 or Section 9.2 shall not have been fulfilled by the Closing Date or shall have become incapable of fulfillment on or prior to the Termination Date (other than through the failure of Sellers to comply with their obligations under this Agreement);

(c) by Buyers upon notice to Sellers, if any of the conditions in Section 9.1 or Section 9.3 shall not have been fulfilled by the Closing Date or shall have become incapable of fulfillment on or prior to the Termination Date (other than through the failure of Buyers to comply with their obligations under this Agreement); or

(d) by Sellers or Buyers upon notice to the other party, if the Closing contemplated hereby shall not have occurred (other than through the failure of any party seeking to terminate the Agreement to comply with its obligations under this Agreement) on or before June 1, 2010 (the “Termination Date”).

Section 11.2 Effect of Termination. Except for this Section 11.2, Section 5.4, Section 5.6, Section 11.2, Section 12.6(c), Section 12.7, Section 12.8, Section 12.9, Section 12.10, Section 13.3 and Section 13.4, which shall continue in effect, this Agreement shall, upon termination hereof pursuant to Section 11.1, forthwith become of no further force or effect and (a) except as provided in this Section 11.2, there shall be no liability on the part of Sellers, Seller Guarantor, Buyers or Buyer Guarantor, or any of their respective Affiliates or any of their respective officers or directors, to any other party, and (b) all rights and obligations of any party hereto shall cease; provided, however, that any such termination shall not relieve Sellers, Seller Guarantor, Buyers or Buyer Guarantor from liability for any willful and material breach of this Agreement occurring prior to such termination. The termination of this Agreement shall have no effect on the provisions of the Confidentiality Agreement.

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ARTICLE XII.

INDEMNIFICATION AND REMEDIES

Section 12.1 Survival. Subject to the limitations and other provisions of this Agreement, (a) the representations and warranties of the parties hereto contained in this Agreement shall survive the Closing and shall remain in full force and effect for a period of twenty four (24) months after the Closing Date (except with respect to Claims related to the representations or warranties contained in Section 3.1, Section 3.2, Section 4.1 and Section 4.2, which shall survive for a period of five (5) years following the Closing Date), and until the resolution of the indemnification Claims received by the Indemnifying Party in accordance with the provisions hereof prior to the expiration of such twenty four (24) month period (or as to Claims related to the representations and warranties contained in Section 3.1, Section 3.2, Section 4.1 and Section 4.2, the expiration of such five (5) year period), (b) each covenant and agreement of the parties hereto contained in this Agreement which by its terms requires performance after the Closing Date shall survive the Closing and shall remain in full force and effect until such covenant or agreement is fully performed and (c) the provisions of Section 5.5 and Section 5.6 shall survive the Closing without limit as to time.

Section 12.2 Indemnification Provisions for Benefit of Buyers.

(a) If the Closing occurs, Sellers shall indemnify, defend, save and hold harmless the Buyer Indemnitees from and against any Losses actually suffered or incurred by them arising out of or related to:

(i) the breach of any representation or warranty of Sellers contained in this Agreement when made or at and as of the Closing Date (or at and as of such different date or period specified for such representation or warranty) as though such representation and warranty were made at and as of the Closing Date (or such different date or period);

(ii) the breach of any covenants or agreements of Sellers contained in this Agreement (other than with respect to those covenants specifically covered by clauses (iii) and (iv) below, respectively);

(iii) the Retained Liabilities; and

(iv) those matters for which Sellers have specifically covenanted to provide indemnification in Section 7.1 of the Disclosure Schedules and Section 8.4.

No claim may be asserted nor may any action be commenced against Sellers pursuant to this Section 12.2(a) unless written notice of such claim or action is received by Sellers describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or action, and with respect to claims or actions based on the breach of representation or warranty, on or prior to the date such representation or warranty ceases to survive as set forth in Section 12.1; provided, however, that no claim may be asserted nor may any action be commenced by Buyers against Sellers arising out of or related to a breach of any representation or warranty of

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which Buyers had Knowledge on or prior to the Closing Date and for which Buyers failed to deliver a Breach Notice in accordance with Section 5.3. If a Buyer Indemnitee has recovered any Losses pursuant to one subsection of this Section 12.2(a), such Buyer Indemnitee shall not be entitled to recover the same Losses under another subsection of this Section 12.2(a).

(b) No claim may be made against Sellers for indemnification pursuant to clauses (i) or (ii) of Section 12.2(a): (i) with respect to any individual action, occurrence or event subject to the indemnifications thereunder (or group of related actions, occurrences or events) unless the aggregate Loss of the Buyer Indemnitees with respect thereto exceeds $50,000 (nor shall any Loss below such threshold be applied to or considered for purposes of calculating the aggregate amount of the Buyer Indemnitees’ Losses) and (ii) unless the aggregate amount of all Losses of the Buyer Indemnitees with respect to clauses (i) and (ii) of Section 12.2(a) and under the Environmental Agreement shall exceed the Indemnification Deductible (after which Sellers shall be obligated only to indemnify the Buyer Indemnitees from and against aggregate Losses in excess of the Indemnification Deductible). The maximum aggregate amount that Sellers shall be required to pay pursuant to clauses (i) and (ii) of Section 12.2(a) in respect of all Losses by all Buyer Indemnitees shall equal $42,500,000, after which point Sellers will have no obligation to indemnify the Buyer Indemnitees from and against further such Losses; provided, however, such limit shall be reduced to the extent of Losses paid by Sellers pursuant to Section 6.1.1(a) and (b) in the Environmental Agreement. In addition, Sellers shall have as an affirmative defense to any claim for indemnity under Section 12.2(a)(i) arising out of or related to a breach of any representation or warranty of Sellers under ARTICLE III that Buyers had Knowledge of such breach on or prior to the Closing Date and failed to provide a Breach Notice in accordance with Section 5.3. For the avoidance of doubt, any Losses to be paid by Sellers pursuant to Section 12.2(a)(iii) and Section 12.2(a)(iv) are not subject to this Section 12.2(b).

(c) Except for the rights of indemnification provided in Section 12.2(a), Buyers hereby waive and release any Claim or cause of action by Law or otherwise against Sellers and their Affiliates regarding obligations and liabilities of any nature whatsoever that are attributable to the Business, the Assets, or Sellers and their Affiliates.

Section 12.3 Indemnification Provisions for Benefit of Sellers.

(a) If the Closing occurs, Buyers agree to indemnify, defend, save and hold harmless the Seller Indemnitees from and against any Losses actually suffered or incurred by them arising out of or related to:

(i) the breach of any representation or warranty of Buyers contained in this Agreement when made or at and as of the Closing Date (or at and as of such different date or period specified for such representation or warranty) as though such representation and warranty were made at and as of the Closing Date (or such different date or period);

(ii) the breach of any covenants or agreements of Buyers contained in this Agreement (other than with respect to those covenants specifically covered by clauses (iii) and (iv) below, respectively);

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(iii) the Assumed Obligations; and

(iv) those matters for which Buyers have specifically covenanted to provide indemnification in Section 5.2(f), Section 5.4(a), Section 7.1 of the Disclosure Schedules, Section 8.4, Section 8.6, Section 8.7 and Section 8.10.

No claim may be asserted nor may any action be commenced against Buyers pursuant to this Section 12.3(a) unless written notice of such claim or action is received by Buyers describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or action, and with respect to claims or actions based on the breach of representation or warranty, on or prior to the date such representation or warranty ceases to survive as set forth in Section 12.1 provided, however that no claim may be asserted nor may any action be commenced by Sellers against Buyers arising out of or related to a breach of any representation or warranty of which Sellers had Knowledge on or prior to the Closing Date and for which Sellers failed to deliver a Breach Notice in accordance with Section 5.3. If a Seller Indemnitee has recovered any Losses pursuant to one subsection of this Section 12.3(a), such Seller Indemnitee shall not be entitled to recover the same Losses under another subsection of this Section 12.3(a).

(b) No claim may be made against Buyers for indemnification pursuant to clauses (i) or (ii) of Section 12.3(a): (i) with respect to any individual action, occurrence or event subject to the indemnifications thereunder (or group of related actions, occurrences or events) unless the aggregate Loss of the Seller Indemnitees with respect thereto exceeds $50,000 (nor shall any Loss below such threshold be applied to or considered for purposes of calculating the aggregate amount of the Seller Indemnitees’ Losses) and (ii) unless the aggregate amount of all Losses of the Seller Indemnitees with respect to clauses (i) and (ii) of Section 12.3(a) and under the Environmental Agreement shall exceed the Indemnification Deductible (after which Buyers shall be obligated only to indemnify the Seller Indemnitees from and against aggregate Losses in excess of the Indemnification Deductible). The maximum aggregate amount that Buyers shall be required to pay pursuant to clauses (i) and (ii) of Section 12.3(a) in respect of all Losses by all Seller Indemnitees shall equal $42,500,000, after which point Buyers will have no obligation to indemnify the Seller Indemnitees from and against further such Losses; provided, however, such limit shall be reduced to the extent of Losses paid by Buyers pursuant to Section 6.2.1(a) in the Environmental Agreement. For the avoidance of doubt, any Losses to be paid by Buyers pursuant to Section 12.3(a)(iii) and Section 12.3(a)(iv) are not subject to the limitations of this Section 12.3(b).

(c) Except for the rights of indemnification provided in Section 12.3(a), Sellers hereby waive and release any Claims or causes of action by Law or otherwise against Buyers or their Affiliates regarding obligations and liabilities of any nature whatsoever that are attributable to the Assets or the Business.

Section 12.4 Indemnification Procedures; Matters Involving Third Parties.

(a) A Seller Indemnitee or Buyer Indemnitee, as the case may be (for purposes of this Section 12.4, an “Indemnified Party”), shall give the indemnifying party under Section 12.2 and Section 12.3, as applicable (for purposes of this Section 12.4, an “Indemnifying Party”), prompt written notice of any matter which it has determined has given or could give rise

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to a right of indemnification under this Agreement stating the amount of the Loss, if known, and method of computation thereof, containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from its obligations under this ARTICLE XII except to the extent, and only to the extent, the Indemnifying Party is prejudiced by such failure or to the extent the survival period, if applicable, expires pursuant to Section 12.1 prior to the giving of such notice.

(b) If any third party shall notify an Indemnified Party with respect to any matter (a “Third-Party Claim”) that may give rise to a claim for indemnification against the Indemnifying Party under this ARTICLE XII, then the Indemnified Party shall promptly (and in any event within five (5) Business Days after receiving notice of the Third-Party Claim) notify the Indemnifying Party thereof in writing; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from its obligations under this ARTICLE XII except to the extent, and only to the extent, the Indemnifying Party is prejudiced by such failure.

(c) The Indemnifying Party will have the right to assume and thereafter conduct the defense of the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party or would reasonably be expected to have a material adverse effect on the Indemnified Party.

(d) Unless and until the Indemnifying Party assumes the defense of the Third Party Claim as provided in Section 12.4(c), the Indemnified Party may defend against the Third-Party Claim in any manner it may reasonably deem appropriate.

(e) In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld).

Section 12.5 Determination of Losses. The Losses giving rise to any indemnification obligation hereunder shall be reduced by any insurance proceeds actually received by the Indemnified Party as a result of the events giving rise to the claim for indemnification, net of any expenses related to the receipt of such proceeds, including retrospective premium adjustments, if any. The amount of the indemnity payment shall be computed by taking into account the timing of the loss or payment, as applicable, at the Applicable Rate from the date the Indemnified Party provides notice of the Loss to the Indemnifying Party until the date paid. Upon the request of the Indemnifying Party, the Indemnified Party shall provide the Indemnifying Party with information sufficient to allow the Indemnifying Party to calculate the amount of the indemnity payment in accordance with this Section 12.5. An Indemnified Party shall take all reasonable steps to mitigate damages in respect of any claim for which it is seeking indemnification and shall use reasonable efforts to avoid any costs or expenses associated with such claim and, if such costs and expenses cannot be avoided, to minimize the amount thereof; provided, that an Indemnified Party shall have no obligation to make a claim for recovery against any insurer of such Indemnified Party with respect to any such Losses.

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Section 12.6 Limitations on Liability.

(a) BUYERS ACKNOWLEDGE AND AGREE THAT, EXCEPT FOR FRAUD AND WILLFUL BREACH, THE REMEDIES SET FORTH IN ARTICLE VIII, ARTICLE XI AND THIS ARTICLE XII, INCLUDING THE LIABILITY LIMITS AND SURVIVAL PERIODS SET FORTH ABOVE AND THE DISCLAIMERS SET FORTH IN SECTION 5.5 AND SECTION 5.6, ARE INTENDED TO BE, AND SHALL BE, THE EXCLUSIVE REMEDIES OF THE BUYER INDEMNITEES WITH RESPECT TO ANY ASPECT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(b) SELLERS ACKNOWLEDGE AND AGREE THAT, EXCEPT FOR FRAUD AND WILLFUL BREACH, THE REMEDIES SET FORTH IN ARTICLE VIII, ARTICLE XI AND THIS ARTICLE XII, INCLUDING THE LIABILITY LIMITS AND SURVIVAL PERIODS SET FORTH ABOVE, ARE INTENDED TO BE, AND SHALL BE, THE EXCLUSIVE REMEDIES OF THE SELLER INDEMNITEES WITH RESPECT TO ANY ASPECT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(c) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, NO PARTY HERETO SHALL BE ENTITLED TO RECOVER FROM ANY OTHER PARTY HERETO OR ANY OF SUCH PARTY’S AFFILIATES ANY AMOUNT IN RESPECT OF EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES, INCLUDING LOST PROFITS; EXCEPT, HOWEVER, WITH RESPECT TO ANY OF THE FOREGOING PAID OR OWING TO A THIRD PARTY WITH RESPECT TO A THIRD PARTY CLAIM, WHICH DAMAGES SHALL BE CONSIDERED PART OF LOSSES AND SHALL BE COVERED BY THE INDEMNIFICATIONS SET FORTH IN THIS ARTICLE XII.

(d) EXCEPT IN THE CASE OF FRAUD AND WILLFUL BREACH, ALL RELEASES, DISCLAIMERS, LIMITATIONS ON LIABILITY AND INDEMNITIES IN THIS AGREEMENT, INCLUDING THOSE IN THIS ARTICLE XII, SHALL APPLY EVEN IN THE EVENT OF THE SOLE, JOINT AND/OR CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE, STRICT LIABILITY OR FAULT OF THE PARTY WHOSE LIABILITY IS RELEASED, DISCLAIMED, LIMITED OR INDEMNIFIED.

Section 12.7 Governing Law. This Agreement shall be construed (both as to validity and performance), interpreted and enforced in accordance with, and governed by, the Laws of the State of New York, without regard to conflicts of laws rules as applied in New York.

Section 12.8 Jurisdiction; Consent to Service of Process; Waiver. Each of the parties hereto agrees, subject to Section 12.9, that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement, whether in tort or contract or at law or in equity, exclusively in any Federal or state court in the State of New York and solely in connection with claims arising under such agreement or instrument or the transactions contained in or contemplated by such agreement or instrument, (i) irrevocably submits to the exclusive

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jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over it and (iv) agrees that service of process upon it may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address specified in Section 13.2. The foregoing consents to jurisdiction and service of process shall not constitute general consents to service of process in the State of New York for any purpose except as provided herein and shall not be deemed to confer rights on any Person other than the parties hereto. Each of the parties hereto knowingly and intentionally, irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

Section 12.9 Dispute Resolution. All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the Dispute Resolution Procedures set forth in Exhibit C.

Section 12.10 Availability of Equitable Relief. Each of the parties hereto recognizes that irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. In order to prevent such irreparable injury, the arbitrators selected pursuant to the Dispute Resolution Procedures shall have the power to grant temporary or permanent injunctive or other equitable relief. Notwithstanding Section 12.9, prior to the appointment of the arbitrators, a party hereto may, subject to Section 12.8, seek temporary injunctive relief from any court of competent jurisdiction; provided that the party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration in compliance with the Dispute Resolution Procedures. Such court ordered relief shall not continue more than ten (10) days after the appointment of the arbitrators (or in any event for longer than sixty (60) days).

ARTICLE XIII.

MISCELLANEOUS

Section 13.1 Amendment. This Agreement may not be amended except by an instrument in writing executed and delivered by the parties hereto.

Section 13.2 Notices. All notices and other communications that are required to be or may be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or by courier or mailed by registered or certified mail (postage prepaid, return receipt requested) to the relevant party hereto at the following addresses or sent by facsimile to the following numbers:

If to Sellers:	THE PREMCOR REFINING GROUP INC. THE PREMCOR PIPELINE CO. c/o Valero Energy Corporation One Valero Way San Antonio, Texas 78249
Attention: Executive Vice President and General Counsel Telephone: (210) 345-2246 Facsimile: (210) 345-2622

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If to Buyers:	Delaware City Refining Company LLC Delaware Pipeline Company LLC One Sound Shore Drive, Suite 303 Greenwich, CT 06830 Attention: General Counsel Telephone: 203-629-1577 Facsimile: 203-629-7090

or to such other address or facsimile number as any party may, from time to time, designate in a written notice given in accordance with this Section 13.2. Any such notice or communication shall be effective (a) if delivered in person or by courier, upon actual receipt by the intended recipient, (b) if sent by facsimile transmission, upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after receipt if not received during recipient’s normal business hours, or (c) if mailed, upon the earlier of five (5) days after deposit in the mail and the date of delivery as shown by the return receipt therefor.

Section 13.3 Public Announcements. No party shall issue or make any press releases or similar public announcements concerning the transactions contemplated hereby or by the Other Agreements without the written consent of Buyers and Sellers, except as may be required by Law or by any stock exchange having jurisdiction over the party.

Section 13.4 Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred by Sellers or their Affiliates in connection with this Agreement and the transactions contemplated hereby shall be paid by Sellers, and all costs and expenses incurred by Buyers or their Affiliates in connection with this Agreement and the transactions contemplated hereby shall be paid by Buyers.

Section 13.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 13.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, and the invalid, illegal or unenforceable provision shall be reformed to the minimum extent required to render such provision valid, legal and enforceable and in a manner so as to preserve the economic and legal substance of the transactions contemplated hereby to the fullest extent permitted by Law. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 13.7 Assignment. This Agreement shall not be assigned by any party hereto (including by operation of law or otherwise) except with the prior written consent of the other

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parties hereto, such consent not to be unreasonably withheld, conditioned, or delayed in the case of a requested assignment, to an Affiliate of a party where Buyer Guarantor or Seller Guarantor, as applicable, has consented to such assignment in a writing acknowledging its agreement to remain liable for the assignee’s obligations under this Agreement. Any purported assignment of this Agreement in violation of this Section 13.7 shall be null and void.

Section 13.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; except, that the Seller Indemnitees and the Buyer Indemnitees shall be third party beneficiaries of the indemnifications provided for in ARTICLE XII.

Section 13.9 Failure or Indulgence Not Waiver. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

Section 13.10 Disclosure Schedules. Any matter disclosed by Sellers in the Disclosure Schedules pursuant to any Section of this Agreement shall be deemed to have been disclosed by Sellers for purposes of each other Section of this Agreement to which such disclosure is relevant to the extent that such matter is reasonably apparent on its face to be applicable to such other Section.

Section 13.11 Time of the Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

Section 13.12 Counterparts. This Agreement may be executed in multiple counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Signed counterparts of this Agreement may be delivered by facsimile and by scanned pdf image; provided that each party hereto uses commercially reasonable efforts to deliver to each other party hereto original signed counterparts as soon as possible thereafter.

Section 13.13 Entire Agreement. This Agreement and the Other Agreements (together with the Exhibits, the Disclosure Schedules and the other Schedules hereto and thereto) constitute the entire agreement of the parties hereto and thereto, and supersede all prior agreements and undertakings, both written and oral, among the parties hereto, with respect to the subject matter hereof (other than the Confidentiality Agreement, which shall continue in full force and effect).

[Signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

THE PREMCOR REFINING GROUP INC.

By:	/s/ S. Eugene Edwards
Name:	S. Eugene Edwards
Title:	Executive Vice President

THE PREMCOR PIPELINE CO.

By:	/s/ S. Eugene Edwards
Name:	S. Eugene Edwards
Title:	Executive Vice President

DELAWARE CITY REFINING COMPANY LLC

By:	/s/ Donald Lucey
Name:	Donald Lucey
Title:	Sr. V.P.

DELAWARE PIPELINE COMPANY LLC

By:	/s/ Donald Lucey
Name:	Donald Lucey
Title:	Sr. V.P.

[Signature Page to Delaware City Asset Purchase Agreement]

AMENDMENT NUMBER ONE

TO ASSET PURCHASE AGREEMENT

This Amendment Number One to Asset Purchase Agreement (this “Amendment”) is made and entered into effective as of             , 2010 by and among THE PREMCOR REFINING GROUP INC., a Delaware corporation (“Premcor Refining”), THE PREMCOR PIPELINE CO., a Delaware corporation (“Premcor Pipeline”), DELAWARE CITY REFINING COMPANY LLC, a Delaware limited liability company (“Delaware City Refining”), and DELAWARE PIPELINE COMPANY LLC a Delaware limited liability company (“Delaware Pipeline”). Premcor Refining and Premcor Pipeline are herein collectively referred to as the “Sellers”. Delaware City Refining and Delaware Pipeline are herein collectively referred to as the “Buyers.”

RECITALS

A.	Sellers and Buyers are parties to that certain Asset Purchase Agreement entered into as of April 7, 2010 (the “APA”), concerning the sale of the Assets (as defined therein) from Sellers to Buyers.

B.	Sellers and Buyers desire to amend the APA in certain respects.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Recitals; Defined Terms. The above recitals are incorporated herein for all purposes. Capitalized terms that are used, but not defined, herein shall have the meanings ascribed to them in the APA.

2. Definitions. Section 1.1 of the APA is amended as follows:

a. A new definition for “Interim Environmental Services Agreement” is hereby added, reading as follows:

“Interim Environmental Services Agreement” means the Interim Environmental Services Agreement to be entered into by and between Premcor Refining and Delaware City Refining on the Closing Date, in the form attached hereto as Exhibit N.

b. The definition of “Other Agreements” is hereby deleted in its entirety and replaced with the following:

“Other Agreements” means the Terminalling Agreement, the Environmental Agreement, the Transition Services Agreement and the Interim Environmental Services Agreement.

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3. Closing Deliveries. Section 2.5(b)(ii) of the APA is hereby deleted in its entirety and replaced with the following:

“(ii) [Intentionally Omitted]”

4. Exhibits.

a. The following Exhibits to the APA are hereby deleted in their entirety and replaced with the correspondingly lettered and titled exhibits to this Amendment:

Exhibit F – Transition Services Agreement

Exhibit J – Terminalling Agreement

b. A new Exhibit N is hereby added to the APA in the form attached as Exhibit N to this Amendment.

c. The Parties’ correlative rights and obligations with respect to certain tanks are addressed under the heading “Group 3” in Exhibit K, which is amended as follows:

(1) Prior to Closing, Seller will, at Seller’s expense, sample and test the hydrocarbons contained in tanks 001, 002, 003, 004, 006, 007, 009, 011 and 012 to determine their composition. Seller will share the results of the testing with Buyer. From the time of such sampling until Closing, Seller will not alter the composition of the hydrocarbons in such tanks.

(2) Any such tanks that the parties mutually agree, acting reasonably, contain hydrocarbons suitable to serve as sweet crude heels, will be placed in a static state (defined below) until such time as Valero is ready to commence the de-inventory, de-gassing and removal of all bottoms in accordance with the provisions of Exhibit K. By “static state” the Parties mean that no hydrocarbons will be added to or removed from such tanks; provided, however, that (i) Seller will continue draining excess water from tank 001, and (ii) emergency or safety situations may also necessitate hydrocarbon movements. Buyer shall retain the right to acquire the hydrocarbons in these tanks (other than Surplus Hydrocarbons) in accordance with Exhibit K, except that the price for any such hydrocarbons purchased by Buyer shall be a mutually agreed market-based price (to be negotiated in good faith between the parties and based on market quotes for the material in the applicable tanks) minus the $2.00 discount and BS&W as stated in this Exhibit K.

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(3) With respect to any tanks containing hydrocarbons that the Parties reasonably agree are unsuitable to serve as sweet crude heels, Seller will take commercially reasonable steps to expedite the de-inventory, de-gas and removal of bottoms from these tanks, at Seller’s sole expense (except for the normal business hour services that PBF has agreed to provide under Exhibit K). These steps to be taken by Seller include using additional crews and resources to facilitate the tank cleaning activities during off-business hours, where reasonably possible. The de-inventory, de-gas and bottoms removal process for these tanks will take priority over the process for tanks with suitable sweet crude heels, and Seller will endeavor to complete such process within 75 days after Closing, assuming the affected tanks are agreed upon by the Parties within one week after their receipt of the results of the sampling referenced in part (1) of this Section 4.c, and subject to matters outside Seller’s reasonable control.

5. Disclosure Schedules.

a. The following two Contracts are hereby deleted from Item 1 in Section 3.5(a) of the Disclosure Schedules:

(1) T-1 Service Agreement with Eastern Shore Natural Gas Company dated November 1, 1997 and bearing Contract No. 040002; and

(2) FT Service Agreement with Eastern Shore Natural Gas Company dated November 1, 2009 and bearing Contract No. 010087.

b. Item 15 in Section 3.5(a) of the Disclosure Schedules (PO No. 4501381966 issued to Harbison-Walker Refractories Co.) is hereby deleted in its entirety.

c. A new Item 15 is hereby added in Section 3.5(a) of the Disclosure Schedules, reading as follows:

“15. Curtailable Reserve Capacity Agreement, dated November 6, 1984, between Getty Refining and Marketing Company and Delmarva Power & Light Company, for lease of a T-3 transformer.”

6. Incomplete Equipment. Section 5.10 of the APA is amended as follows:

a. Buyer has offered to pay, and Seller has agreed to accept, as an adjustment to the Purchase Price, the sum of $302,540.25 for the

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Incomplete Equipment, and in furtherance thereof, the Parties agree that Seller shall notify Perry Products to complete the manufacturing of the equipment covered by Purchase Order Nos. 4501759311, 4501745936, 4501745938, 4501792884, 4501758315, and 4501791994 and deliver all such equipment to the Refinery. Seller shall be solely responsible for payment of all invoices issued against such purchase orders. All of the goods purchased under such purchase orders shall constitute part of the Assets. Buyer shall not request any change orders or extras under the purchase orders without Seller’s prior written consent, which will not be unreasonably withheld, conditioned or delayed so long as Buyer bears all cost, risk and expense associated therewith.

b. The Parties acknowledge that the equipment ordered under Purchase Order No. 4501721407 has been delivered to the Refinery.

7. Ratification. Except as hereby amended, the APA is hereby ratified and affirmed and remains in full force and effect in accordance with its terms.

8. Counterparts. This Amendment may be executed in multiple counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Signed counterparts of this Amendment may be delivered by facsimile and by scanned pdf image; provided that each party hereto uses commercially reasonable efforts to deliver to each other party hereto original signed counterparts as soon as possible thereafter.

[ Signatures of the Parties on Next Page ]

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IN WITNESS WHEREOF, this Amendment has been executed by duly authorized officers of each of the parties hereto, to be effective as of the date first set forth above.

THE PREMCOR REFINING GROUP INC.

APPROVED LEGAL	By:	/s/ S. Eugene Edwards
	Name:	S. Eugene Edwards
	Title:	Executive Vice President

THE PREMCOR PIPELINE CO.

APPROVED LEGAL	By:	/s/ S. Eugene Edwards
	Name:	S. Eugene Edwards
	Title:	Executive Vice President

DELAWARE CITY REFINING COMPANY LLC

	By:	/s/ Matthew Lucey
	Name:	Matthew Lucey
	Title:	VP, Finance

DELAWARE PIPELINE COMPANY LLC

	By:	/s/ Matthew Lucey
	Name:	Matthew Lucey
	Title:	VP, Finance

[ Signature Page to Amendment Number One to Asset Purchase Agreement ]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THE WORD “[REDACTED]”.

DISCLOSURE SCHEDULES

TO THE ASSET PURCHASE AGREEMENT

AMONG

THE PREMCOR REFINING GROUP INC.,

THE PREMCOR PIPELINE CO.,

DELAWARE CITY REFINING COMPANY LLC

AND

DELAWARE PIPELINE COMPANY LLC

DATED AS OF APRIL 7, 2010

Capitalized terms used in this Disclosure Schedule (the “Schedule”) and not otherwise defined herein shall have the meanings given to such terms in the Asset Purchase Agreement among The Premcor Refining Group Inc., The Premcor Pipeline Co., Delaware City Refining Company LLC and Delaware Pipeline Company LLC dated April 7, 2010 (the “Agreement”).

Matters reflected in this Schedule are not necessarily limited to matters required by the Agreement to be reflected in this Schedule. Such additional matters are set forth for informational purposes only and shall not be deemed to expand in any way the information required to be disclosed in this Schedule or to imply that other information with respect to similar matters must be disclosed. Inclusion of information herein shall not be construed as an admission that such information (i) relates to matters which are material, (ii) reflects facts or circumstances which are outside the ordinary course of business or (iii) might be considered to have or cause a Material Adverse Effect.

Any matter disclosed in this Schedule under any particular reference to a section of the Agreement is deemed to be disclosed under all other sections of the Agreement to which such disclosure is relevant to the extent that such matter is reasonably apparent on its face to be applicable to such other section.

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SELLERS’ DISCLOSURE SCHEDULES

Section	Description
1.1(a)	Refinery Land
1.1(b)	Refining Assets
1.1(c)	Tangible Property Stored Offsite
1.1(d)	Certain Permitted Liens
2.1(c)	Rights of Way
2.2(f)	Retained Parts and Spares
2.5(a)(i)	Wire Transfer Instructions
2.7(c)	Retained Litigation
3.3(a)	Seller Third Person Consents
3.3(b)	Seller Governmental Approvals
3.4(b)	Pipeline Right-of Way Matters
3.4(d)	Real Property Lease Matters
3.4(e)	Material Fixed Assets — Terminal and Pipeline
3.5(a)	Material Contracts
3.5(b)	Excluded Contracts
3.6	Authorizations
3.7	Compliance with Law
3.8	Litigation
3.9	Insurance
3.11	Seller Plans
3.12	Collective Bargaining Agreement Memoranda and Letters of Understanding
3.13	Intellectual Property
5.1	Operation of Business
5.10	Certain Equipment on Order
7.1	Employee Matters
8.5	Vehicles
8.10(e)(i)	Excluded Software Applications
8.10(e)(ii)	Included Software Applications

BUYERS’ DISCLOSURE SCHEDULES

Schedule	Description
4.3(a)	Buyer Third Person Consents
4.3(b)	Buyer Governmental Approvals

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Section 1.1 (a)

Refinery Land

Description Parcel 1

ALL that certain piece, parcel or tract located on the southerly side of Wrangle Hill Road (Road No. 461), Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 14,1998 and more particularly described as follows:

BEGINNING for the same at a point on the southeasterly side of Wrangle Hill Road, said point being a corner for Lands N/F Charles B. Stapleford and distant North 81 degrees 10 minutes 50 seconds East, 348.12 feet measured along the southeasterly side of Wrangle Hill Road from the intersection with the northeasterly side of U.S. Rt. 13 (DuPont Parkway) (at 150 feet wide)

THENCE, from said point of beginning and continuing along the southwesterly side of Wrangle Hill Road the following courses and distances:

1.	South 82 degrees 54 minutes 39 seconds East, 91.21 feet to a DelDOT R/W Monument;
2.	North 81 degrees 10 minutes 50 seconds East, 342.03 feet to a DelDOT R/W Monument;
3.	North 54 degrees 36 minutes 57 seconds East, 56.61 feet to a DelDOT R/W Monument;
4.	North 81 degrees 39 minutes 24 seconds East, 229.63 feet to a point;
5.	By a curve to the right having a radius of 5694.58 feet, an arc distance of 322.19 feet (chord bearing North 82 degrees 45 minutes 15 seconds East, 322.15 feet) to a point;
6.	North 84 degrees 22 minutes 30 seconds East, 2131.44 feet to a point;
7.	By a curve to the right having a radius of 2256.83 feet, an arc distance of 306.14 feet (chord bearing North 88 degrees 15 minutes 40 seconds East, 305.91 feet) to a point;
8.	South 87 degrees 51 minutes 10 seconds East, 3159.97 feet to a point;
9.	By a curve to the left having a radius of 1944.86 feet, an arc distance of 293.52 feet (chord bearing North 87 degrees 49 minutes 25 seconds East, 293.24 feet) to a point;
10.	North 83 degrees 30 minutes 00 seconds East, 513.30 feet to a point, and;
11.	South 33 degrees 39 minutes 50 seconds East, 45.52 feet to a point on the northwesterly side of St. Georges — Clarks Corner Road.

THENCE, thereby, South 29 degrees 15 minutes 37 seconds West, 731.75 feet to a point;

THENCE, South 60 degrees 44 minutes 23 seconds East, 37.62 feet to a point in the centerline of the said St. Georges — Clarks Corner Road;

THENCE by said centerline, North 29 degrees 18 minutes 40 seconds East, 800.42 feet to a point on the said southeasterly side of Wrangle Hill Road;

THENCE along the said southeasterly side of Wrangle Hill Road, the fifteen following described courses and distances:

1.	Crossing a portion of the St. Georges — Clarks Corner Road, South 60 degrees 41 minutes 20 seconds East, 15.26 feet to a point;
2.	North 56 degrees 22 minutes 25 seconds East, 42.32 feet to a point;

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3.	North 83 degrees 30 minutes 22 seconds East, 482.27 feet to a point;
4.	Northeasterly by a curve to the left having a radius of 24,030.50 feet, an arc distance of 200.27 feet to a point of tangency for said curve, chord bearing North 83 degrees 16 minutes 03 seconds East, 200.27 feet;
5.	North 83 degrees 01 minute 43 seconds East, 400.03 feet to a point;
6.	Northeasterly by a curve to the right having a radius of 23,970.31 feet, an arc distance of 199.77 feet (chord bearing North 83 degrees 16 minutes 03 seconds East, 199.77 feet) to a point of tangency for said curve,
7.	North 83 degrees 30 minutes 22 seconds East, 449.98 feet to a point;
8.	North 85 degrees 45 minutes 13 seconds East, 255.01 feet to a point of curvature;
9.	Northeasterly by a curve to the left having a radius of 3859.72 feet, an arc distance of 197.23 feet (chord bearing North 82 degrees 02 minutes 32 seconds East, 197.21 feet) to a point,
10.	North 77 degrees 20 minutes 57 seconds East, 310.64 feet to a point;
11.	North 75 degrees 57 minutes 48 seconds East, 718.63 feet to a point;
12.	Northeasterly by a curve to the right having a radius of 1,110.92 feet, an arc distance of 418.42 feet (chord bearing North 86 degrees 45 minutes 12 seconds East, 415.95 feet) to a point of tangency for said curve,
13.	South 82 degrees 27 minutes 22 seconds East, 446.47 feet to a point;
14.	South 07 degrees 32 minutes 38 seconds West, 5.00 feet to a point;
15.	Southeasterly by a curve to the right having a radius of 1,522.62 feet, an arc distance of 255.60 feet (chord bearing South 77 degrees 38 minutes 49 seconds East, 255.60 feet) to a point a corner for lands now or formerly of William F. Ziegler;

THENCE along said lands now or formerly of William F. Ziegler, the three following described courses and distances:

1.	South 19 degrees 50 minutes 00 seconds West, 80.20 feet to a point;
2.	South 70 degrees 10 minutes 00 seconds East, 100.00 feet to a point;
3.	North 19 degrees 50 minutes 00 seconds East, 81.56 feet to a point on the said southwesterly side of Wrangle Hill Road.

THENCE along the said southwesterly side of Wrangle Hill Road, the nine following described courses and distances:

1.	Southeasterly by a curve to the right having a radius of 1,522.62 feet, an arc distance of 156.60 feet (chord bearing South 66 degrees 07 minutes 40 seconds East, 156.53 feet) to a point of tangency for said curve;
2.	South 63 degrees 58 minutes 13 seconds East, 363.17 feet to a point;
3.	South 63 degrees 10 minutes 53 seconds East, 110.78 feet to a point;
4.	Southeasterly by a curve to the right having a radius of 3964.91 feet, an arc distance of 216.75 feet (chord bearing South 61 degrees 36 minutes 55 seconds East, 216.72 feet) to a point of tangency for said curve;
5.	South 60 degrees 02 minutes 57 seconds East, l,335.20 feet to a point;
6.	Southeasterly by a curve to the left having a radius of 1334.99 feet, an arc distance of 174.98 feet (chord bearing South 63 degrees 48 minutes 15 seconds East, 174.86 feet) to a point of tangency for said curve;
7.	South 67 degrees 33 minutes 33 seconds East, 1,252.61 feet to a point;
8.	South 68 degrees 06 minutes 19 seconds East, 63.56 feet to a point;
9.	South 68 degrees 39 minutes 05 seconds East, 17.51 feet to a point;

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THENCE, leaving Wrangle Hill Road and along the north drain South 15 degrees 02 minutes 10 seconds West, 2766.75 feet to a point in line of Snow Estates, said point being in the center of Dragon Run Creek,

THENCE, along the said centerline of Dragon Run Creek, the eight following described courses and distances:

1.	North 63 degrees 05 minutes 10 seconds West, 309.50 feet, more or less, to a point;
2.	North 44 degrees 05 minutes 40 seconds West, 131.50 feet, more or less, to a point;
3.	North 73 degrees 13 minutes 00 seconds West 88.83 feet, more or less, to a point;
4.	South 88 degrees 33 minutes 30 seconds West, 539.63 feet, more or less, to a point;
5.	North 83 degrees 47 minutes 20 seconds West, 203.60 feet, more or less, to a point;
6.	South 85 degrees 32 minutes 20 seconds West, 1,370.40 feet, more or less, to a point;
7.	North 82 degrees 14 minutes 30 seconds West, 671.90 feet, more or less, to a point; and
8.	North 83 degrees 08 minutes 00 seconds West, 410.50 feet, more or less, to a point.

THENCE leaving said Dragon Run Creek, and continuing along said lines of lands now or formerly of Snow Estates, the six following described courses and distances:

1.	South 16 degrees 49 minutes 20 seconds West, 775.00 feet to a point;
2.	South 12 degrees 49 minutes 20 seconds West, 272.25 feet to a point;
3.	South 30 degrees 49 minutes 20 seconds West, 165.00 feet to a point;
4.	South 18 degrees 10 minutes 40 seconds East, 511.50 feet to a point;
5.	South 30 degrees 38 minutes 10 seconds East, 267.10 feet to a point;
6.	South 18 degrees 02 minutes 10 seconds East, 699.23 feet to a point, a corner for lands now or formerly of Joseph R. Fisher.

THENCE along said line of lands now or formerly of Joseph R. Fisher, and lands now or formerly of Wallace W. Newcomb, South 76 degrees 45 minutes 30 seconds West, 471.21 feet to a point;

THENCE continuing along the said line of lands now or formerly of Wallace W. Newcomb, South 02 degrees 43 minutes 30 seconds East, 295.22 feet, more or less to a point on the northwesterly side of the Cox Neck Road, also known as Bird’s Corner Road (Road No. 411);

THENCE along the said northwesterly side of Cox Neck Road, South 88 degrees 32 minutes 46 seconds West, 1232.04 feet to a point, a corner for lands now or formerly of St. Paul’s Church of Delaware City;

THENCE along the northeasterly line of said lands of St. Paul’s Church of Delaware City, North 01 degrees 25 minutes 54 seconds West, 206.69 feet to a point;

THENCE along the northwesterly line of said lands now or formerly of St. Paul’s Church of Delaware City, and the northwesterly line of lands now or formerly of Margaret Townsend, et al., and the northwesterly line of lands now or formerly of George H. Bennett, South 87 degrees 30 minutes 56 seconds West, 442.00 feet to a point, a corner for lands now or formerly of the Colonial School District;

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THENCE along said lands now or formerly of the Colonial School District, the three following described courses and distances:

1.	North 02 degrees 38 minutes 16 seconds West, 2936.39 feet to a point in the centerline of said Dragon Run Creek;
2.	Southwesterly along the various meanderings of the said centerline of said Dragon Run Creek, 2936.39 feet, more or less to a point, said point being distant by a tie line of South 71 degrees 56 minutes 10 seconds West 2,440.24 feet from the last described point; and
3.	South 04 degrees 29 minutes 00 seconds East, 855.05 feet to a point, a corner for lands now or formerly of Bird Partnership;

THENCE along the northeasterly lines of said lands now or formerly of Bird Partnership, the two following described courses and distances:

1.	North 75 degrees 26 minutes 56 seconds West, 824.25 feet to a point;
2.	Crossing the said St. Georges — Clarks Corner Road (Road No. 378), North 67 degrees 34 minutes 49 seconds West, 3033.32 feet to a point, a corner for lands now or formerly of William O. and Elmer D. Saienni;

THENCE along lines of said lands now or formerly of William O. and Elmer D. Saienni, the three following described courses and distances:

1.	North 76 degrees 23 minutes 13 seconds West, 1,380.35 feet to a point;
2.	South 51 degrees 59 minutes 26 seconds West, 1,123.00 feet to a point; and
3.	South 82 degrees 35 minutes 14 seconds West, 285.01 feet to a point on the said northwesterly side of the DuPont Parkway, (U.S. Route 13);

THENCE, thereby, North 11 degrees 13 minutes 05 seconds West, 166.01 feet to a point, in the said centerline of Dragon Run Creek;

THENCE along the said centerline of Dragon Run Creek, the eleven following described courses and distances:

1.	North 56 degrees 38 minutes 14 seconds East, 17.00 feet to a point;
2.	North 00 degrees 43 minutes 46 seconds West, 77.10 feet to a point;
3.	North 48 degrees 50 minutes 14 seconds East, 63.64 feet to a point;
4.	North 40 degrees 00 minutes 14 seconds East, 129.00 feet to a point;
5.	North 42 degrees 56 minutes 14 seconds East, 97.00 feet to a point;
6.	North 48 degrees 47 minutes 14 seconds East, 118.00 feet to a point;
7.	North 27 degrees 53 minutes 14 seconds East, 98.00 feet to a point;
8.	North 47 degrees 13 minutes 14 seconds East, 37.00 feet to a point;
9.	North 63 degrees 51 minutes 14 seconds East, 388.00 feet to a point;
10.	North 46 degrees 30 minutes 14 seconds East, 137.00 feet to a point;
11.	North 42 degrees 54 minutes 40 seconds East, 317.26 feet to a point;

THENCE leaving the said centerline of Dragon Run Creek, and continuing along the lines of said lands now or formerly of Ruth L. Donovan, the two following described courses and distances:

1.	North 54 degrees 56 minutes 56 seconds West, 553.65 feet to a point;
2.	South 77 degrees 18 minutes 24 seconds West, 824.78 feet to a point on the said northeasterly side of the DuPont Parkway, U.S. Route 13;

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THENCE, thereby, North 11 degrees 12 minutes 15 seconds West, 1,498.74 feet to a point, a corner for lands now or formerly of the Diamond State Telephone Company;

THENCE along the southeasterly line of said lands now or formerly of the Diamond State Telephone Company, North 81 degrees 10 minutes 50 seconds East, 348.12 feet to a point;

THENCE along the northeasterly line of said lands now or formerly of the Diamond State Telephone Company, and the northeasterly line of said lands now or formerly of Charles C. Stapleford, Sr., North 11 degrees 12 minutes 15 seconds West 1001.88 feet to a point on said southeasterly side of Wrangle Hill Road and the point and place of Beginning.

[Parcel 2 Description Begins on Following Page]

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Description Parcel 2

ALL that certain piece, parcel or tract of Land located on the northerly side of Wrangle Hill Road (Delaware Rt. 72), Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 14, 1998 and more particularly described as follows:

BEGINNING for the same at a point, said point being formed by the intersection of the northerly side of Wrangle Hill Road with the easterly side of School House Road;

THENCE, from said point of Beginning and along the easterly side of School House Road, North 04 degrees 26 minutes 35 seconds West, 249.55 feet to a corner for Lands N/F Eastern Shore Natural Gas Co.;

THENCE, thereby, the following 3 courses and distances:

1.	North 85 degrees 33 minutes 25 seconds East, 475.00 feet to a point;
2.	North 04 degrees 26 minutes 35 seconds West, 250.00 feet to a point; and
3.	South 85 degrees 33 minutes 25 seconds West, 475.00 feet to a point on the easterly side of School House Road;

THENCE, thereby, the following 2 courses and distances:

1.	North 04 degrees 26 minutes 35 seconds West, 1698.67 feet to a point; and
2.	North 05 degrees 28 minutes 05 seconds West, 1560.82 feet to a point on the southerly side of Conrail-Newark to Delaware City Branch (60 feet wide).

THENCE, thereby, the following 2 courses and distances:

1.	North 82 degrees 44 minutes 10 seconds East, 3663.51 feet to a point and
2.	By a curve to the right having a radius of 22,888.33 feet, an arc distance of 644.30 feet (chord bearing North 83 degrees 32 minutes 47 seconds East, 647.28 feet) to a point on the westerly side of River Road (Delaware Route 9);

THENCE, thereby, the following 5 courses and distances:

1.	South 03 degrees 19 minutes 23 seconds East, 3958.66 feet to a point;
2.	South 00 degrees 27 minutes 38 seconds East, 100.12 feet to a point
3.	South 02 degrees 23 minutes 15 seconds West, 100.50 feet to a point;
4.	South 03 degrees 19 minutes 23 seconds East, 107.55 feet to a point; and
5.	South 38 degrees 41 minutes 19 seconds West, 74.59 feet to a point on the northerly side of Wrangle Hill Road;

THENCE, thereby, the following 5 courses and distances:

1.	South 83 degrees 33 minutes 37 seconds West, 29.38 feet to a point;
2.	South 75 degrees 47 minutes 50 seconds West, 75.36 feet to a point;
3.	South 83 degrees 30 minutes 00 seconds West, 434.95 feet to a point;
4.	By a curve to the right having a radius of 1874.86 feet, an arc distance of 282.96 feet (chord bearing South 87 degrees 49 minutes 25 seconds West, 282.69 feet) to a point; and
5.	North 87 degrees 51 minutes 10 seconds West, 1540.76 feet to a corner for Lands N/F Cordox Corp.;

THENCE, thereby, the following 3 courses and distances:

1.	North 00 degrees 00 minutes 00 seconds West, 403.16 feet to a point;

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2.	South 00 degrees 00 minutes 00 seconds West, 462.77 feet to a point; and
3.	South 00 degrees 07 minutes 50 seconds East, 385.84 feet to a point on the northerly side of Wrangle Hill Road;

THENCE, thereby, the following 2 courses and distances:

1.	North 87 degrees 51 minutes 10 seconds West, 1157.00 feet to a point; and
2.	By a curve to the left having a radius of 2326.83 feet, an arc distance of 169.35 feet (chord bearing North 89 degrees 56 minutes 13 seconds West, 169.31 feet) to the point and place of Beginning.

[Parcel 3A Description Begins on Following Page]

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Description Parcel 3A

ALL that certain piece, parcel or tract of land located on the northeasterly side of Delaware Rt. 9, Delaware City, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 20, 1998 and more particularly described as follows:

BEGINNING at a point on the northeasterly side of Wrangle Hill Road (Delaware Route No. 9) (at 70 feet wide), said point being on the Corporate Boundary Line Dividing Delaware City from Red Lion Hundred;

THENCE from the said point of Beginning, leaving said Wrangle Hill Road and along the said Corporate Boundary dividing Delaware City from Red Lion Hundred, the eight following described courses and distances:

1.	North 10 degrees 06 minutes 00 seconds West, 66.76 feet to a point;
2.	North 56 degrees 14 minutes 10 seconds East, 436.83 feet to a point;
3.	North 56 degrees 24 minutes 30 seconds East, 1,064.70 feet to a point;
4.	North 82 degrees 54 minutes 30 seconds East, 1,056.00 feet to a point;
5.	North 57 degrees 08 minutes 40 seconds East, 329.60 feet to appoint;
6.	North 55 degrees 23 minutes 00 seconds East, 706.11 feet to a point;
7.	South 62 degrees 38 minutes 25 seconds East, 256.39 feet to a point;
8.	North 47 degrees 30 minutes 00 seconds East, 1,823.6 feet more or less to a point on the low water line of the Delaware River as established by Deed from the State of Delaware, dated June 23, 1955 and recorded in Deed Record K, Volume 56, Page 579.

THENCE along the said low water line of the Delaware River, the three following described courses and distances:

1.	South 45 degrees 00 minutes 00 seconds East, 4,357.60 feet, more or less to a point;
2.	North 43 degrees 00 minutes 00 seconds East, 29.71 feet, more or less to a point;
3.	South 49 degrees 22 minutes 00 seconds East, 118.29 feet, more or less to a point;

THENCE continuing along the said low water line and lands now or formerly of Wilson Excursion Lines, Inc., South 40 degrees 38 minutes 00 seconds West, 370.00 feet, more or less, to a point on the northeasterly side of Delaware Street (at 50 feet wide);

THENCE along the said northeasterly side of Delaware Street, North 49 degrees 22 minutes 00 seconds West, 130.00 feet to a point on the northwesterly side of Washington Street;

THENCE along the said northwesterly side of Washington Street South 40 degrees 36 minutes 10 seconds West, 361.06 feet to a point, a corner for lands now or formerly of Edward Dowell;

THENCE with lands N/F Edward Dowell the following 3 courses and distances:

1.	By a curve to the right having a radius of 2930.93 feet, an arc distance of 170.66 feet (cord bearing South 74 degrees 26 minutes 25 seconds West, 170.63 feet) to a point;
2.	By a curve to the right having a radius of 1976.00 feet, an arc distance of 183.32 feet (chord bearing South 78 degrees 45 minutes 58 seconds West, 183.25 feet) to a point; and
3.	North 40 degrees 36 minutes 10 seconds East, 24.62 feet to a point on the southerly side of Adams Street;

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THENCE by a curve to the right having a radius of 1960.00 feet, an arc distance of 289.19 feet (chord bearing South 85 degrees 06 minutes 22 seconds West, 288.93 feet) to a point on the easterly side of Front Street;

THENCE, thereby North 49 degrees 22 minutes 20 seconds West, 87.14 feet to a point on the southerly side of Jefferson Street;

THENCE, thereby, North 40 degrees 36 minutes 10 seconds East, 56.82 feet to a point;

THENCE by a curve to the right having a radius of 1860.00 feet, an arc distance of 189.68 feet (chord bearing North 86 degrees 52 minutes 59 seconds West, 189.60 feet) to a point;

THENCE by a curve to the right having a radius of 1382.00 feet, an arc distance of 2.54 feet (chord bearing North 83 degrees 54 minutes 32 seconds West, 2.54 feet) to a point;

THENCE, South 49 degrees 22 minutes 20 seconds East, 92.41 feet to a point;

THENCE, South 40 degrees 36 minutes 10 seconds West, 60.00 feet to a point;

THENCE North 49 degrees 22 minutes 20 seconds West, 100.00 feet to a point;

THENCE, North 40 degrees 36 minutes 10 seconds East, 54.84 feet to a point;

THENCE, by a curve to the right having a radius of 1382.00 feet, an arc distance of 9.64 feet (chord bearing North 83 degrees 16 minutes 55 seconds West, 9.64 feet) to a point;

THENCE, South 40 degrees 36 minutes 10 seconds West, 275.25 feet, to a point on the easterly side of William Street;

THENCE, thereby, North 49 degrees 22 minutes 40 seconds West, 99.97 feet to a point on the southerly side of Madison Street;

THENCE, thereby, North 40 degrees 36 minutes 10 seconds East, 214.53 feet to a point;

THENCE, by a curve to the left having a radius of 1382.00 feet, an arc distance of 62.24 feet (South 79 degrees 31 minutes 21 seconds East, 62.23 feet) to a point;

THENCE, North 49 degrees 22 minutes 20 seconds West, 113.82 feet to a point;

THENCE, South 40 degrees 36 minutes 10 seconds West, 245.80 feet to a point on the easterly side of William Street;

THENCE, thereby, North 49 degrees 22 minutes 40 seconds West, 242.40 feet to a point;

THENCE, South 34 degrees 36 minutes 30 seconds West, 59.14 feet to a point;

THENCE, North 49 degrees 22 minutes 40 seconds West, 220.00 feet to a point;

THENCE, South 40 degrees 37 minutes 20 seconds West, 60.90 feet to a point;

THENCE, South 49 degrees 22 minutes 40 seconds East, 190.00 feet to a point on the northerly side of Monroe Street;

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THENCE, thereby South 40 degrees 37 minutes 20 seconds West, 277.29 feet to a corner for lands N/F Solomon Smith;

THENCE, thereby the following 3 courses and distances:

1.	North 49 degrees 22 minutes 40 seconds West, 190.00 feet to a point;
2.	South 40 degrees 37 minutes 20 seconds West, 280.00 feet to a point; and
3.	South 49 degrees 22 minutes 40 seconds East, 190.00 feet to a point on the northerly side of Monroe Street;

THENCE, thereby, South 40 degrees 37 minutes 20 seconds West, 321.90 feet to a corner for Lands N/F Mary B. Smith;

THENCE, thereby, the following 2 courses and distances:

1.	North 49 degrees 22 minutes 40 seconds West, 190.00 feet, and
2.	South 40 degrees 37 minutes 20 seconds West, 461.60 feet to a point in line of Lands N/F Amelgo Rossiline;

THENCE, thereby, the following 2 courses and distances:

1.	North 49 degrees 22 minutes 40 seconds West, 126.00 feet to a point; and
2.	South 33 degrees 51 minutes 20 seconds West, 60.42 feet to a corner for Lands N/F Edward M. Polag;

THENCE, thereby, the following 2 courses and distances:

1.	North 49 degrees 22 minutes 40 seconds West, 183.00 feet to a point; and
2.	South 33 degrees 51 minutes 20 seconds West, 460.24 feet to a point on the northerly side of Del. Rt 9;

THENCE, thereby, the following 7 courses and distances:

1.	North 68 degrees 23 minutes 39 seconds West, 549.57 feet to a point;
2.	North 30 degrees 24 minutes 51 seconds East, 100.00 feet to a point;
3.	North 67 degrees 56 minutes 49 seconds West, 84.00 feet to a point;
4.	South 29 degrees 24 minutes 25 seconds West, 64.28 feet to a point;
5.	North 68 degrees 39 minutes 05 seconds West, 19.08 feet to a point;
6.	North 68 degrees 06 minutes 19 seconds West, 62.23 feet to a point;
7.	North 67 degrees 33 minutes 33 seconds West, 266.22 feet to a corner for Lands N/F City of Delaware City;

THENCE, thereby, the following 3 courses and distances:

1.	North 22 degrees 28 minutes 30 seconds East, 499.77 feet to a point;
2.	North 67 degrees 31 minutes 30 seconds West, 500.00 feet to a point; and
3.	South 22 degrees 28 minutes 30 seconds West, 500.07 feet to a point on the northerly side of Del. Rt. 9;

THENCE, thereby, the following 8 courses and distances:

1.	North 67 degrees 33 minutes 33 seconds West, 496.39 feet to a point;
2.	By a curve to the left having a radius of 1264.99 feet, an arc distance of 165.81 feet (chord bearing North 63 degrees 48 minutes 15 seconds West, 165.69 feet) to a point;
3.	North 60 degrees 02 minutes 57 seconds West, 1335.20 feet to a point;
4.	By a curve to the left having a radius of 4034.91 feet, an arc distance of 220.58 feet (chord bearing North 61 degrees 36 minutes 55 seconds West, 220.55 feet) to a point;

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5.	North 60 degrees 35 minutes 49 seconds West, 110.89 feet to a point;
6.	North 63 degrees 10 minutes 53 seconds West, 363.14 feet to a point;
7.	By a curve to the left having a radius of 1602.62 feet an are distance of 539.14 feet (chord bearing North 72 degrees 49 minutes 08 seconds West, 536.60 feet) to a point; and
8.	North 82 degrees 27 minutes 23 seconds West, 110.31 feet to the point and place of Beginning.

The foregoing includes, without limitation, the following lands and premises:

ALL that certain tract, piece or parcel of land situate in Delaware City, New Castle County and State of Delaware, and more particularly described in accordance with a survey of VanDemark & Lynch, Inc., Civil Engineers and Surveyors of Wilmington, Delaware dated March 28, 1960, as follows, to wit:

BEGINNING at a point on the northwesterly side of Washington Street (100 feet wide), said point of beginning being distant South 40 degrees 36 minutes 10 seconds West, 92.81 feet measured along the said northwesterly side of Washington Street from the intersection thereof with the northeasterly side of Delaware Street, formerly called Harbor Street, (50 feet wide);

thence from said point of beginning and along the said northwesterly side of Washington Street South 40 degrees 36 minutes 10 seconds West, 37.66 feet to a point; thence along the tines of lands of Star Enterprise the five following described courses and distances, (1) southwesterly along a curve to the right having a radius of 2814.93 feet an arc distance of 359.28 feet to a point of compound curvature, said point being distant by a chord South 72 degrees 27 minutes 07 seconds West, 359.03 feet from the last described point; (2) southwesterly along a curve to the right having a radius of 1860.0 feet an arc distance of 404.20 feet to a point, said point being distant by a chord South 82 degrees 20 minutes 02 seconds West, 403.41 feet from the last described point; (3) North 49 degrees 23 minutes 50 seconds West, 69.95 feet to a point, said point being in the extension of the center line of Jefferson Street (60 feet wide) and being distant North 40 degrees 36 minutes 10 seconds East, 121.80 feet measured along the extension of the said center line of Jefferson Street from the intersection thereof with the center line of Front Street (60 feet wide); (4) along the said extension of the center line of Jefferson Street North 40 degrees 36 minutes 10 seconds East, 643.67 feet to a point; and (5) South 49 degrees 23 minutes 50 seconds East, 527.92 feet to a point in the said northwesterly side of Washington Street and the point and place of BEGINNING.

EXCEPTING THEREOUT AND THEREFROM ALL that certain lot, piece or parcel or tract of land known as Motiva Property for Parking Lot, Delaware City by virtue of a Quitclaim Deed between Motiva Enterprises LLC, a Delaware limited liability company and The City of Delaware City, a municipal corporation of the State of Delaware, dated March 15, 2001 and recorded in the Office of the Recorder of Deeds in and for New Castle County, State of Delaware, in Instrument No. 20010719-0057702.

[Parcel 3B Description Begins on Following Page]

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Description Parcel 3B

ALL that certain tract, piece or parcel of land situate at Wrangle Hill Road, Delaware Route No. 9, and River Road (Delaware Route No. 9) Delaware City, Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 20, 1998 and more particularly described as follows:

BEGINNING at a point on the northeasterly side of River Road (Delaware Route No. 9) said point being the northwesterly end of a corner cut-off joining the said northeasterly side of River Road with the northwesterly side of Wrangle Hill Road (Delaware Route No. 9);

THENCE from the said point of beginning and along the said northeasterly side of River Road, the five following described courses and distances:

1.	North 03 degrees 19 minutes 23 seconds West, 14.87 feet to a point;
2.	North 09 degrees 02 minutes 01 seconds West, 100.50 feet to a point;
3.	North 03 degrees 19 minutes 23 seconds West, 100.00 feet to a point;
4.	North 09 degrees 02 minutes 01 seconds West, 100.50 feet to a point;
5.	North 03 degrees 19 minutes 23 seconds West, 3961.39 feet to a point on the southeasterly side of a 60 foot wide right of way for Conrail — Newark to Delaware City Branch;

THENCE, along the southeasterly side of a 60 foot wide right of way for Conrail, by a curve to the right having a radius of 22,888.33 feet, an arc distance of 2857.08 feet (chord bearing North 88 degrees 06 minutes 01 seconds East, 2855.23 feet) to a point;

THENCE crossing the said 60 foot wide right of way for Conrail, North 01 degrees 40 minutes 35 seconds East, 60.00 feet to a point;

THENCE along the northwesterly side of the 60 foot wide right of way for Conrail, southwesterly by a curve to the left having a radius of 22,948.33 feet, an arc distance of 2,862.32 feet (chord bearing South 88 degrees 06 minutes 11 seconds West, 2860.46 feet), more or less to a point on the said northeasterly side of River Road;

THENCE along the said right of way for River Road, the eight following described courses and distances:

1.	North 03 degrees 19 minutes 23 seconds West, 778.45 feet to a point;
2.	North 05 degrees 12 minutes 27 seconds East, 101.12 feet to a point;
3.	North 03 degrees 19 minutes 23 seconds West, 100.00 feet to a point;
4.	North 19 degrees 48 minutes 30 seconds West, 51.55 feet to a point;
5.	Northerly along a curve to the right having a radius of 2,829.79 feet to a point, an arc distance of 209.36 feet (chord bearing North 00 minutes 16 minutes 33 seconds West, 209.31 feet) to a point of tangency for said curve;
6.	North 01 degrees 50 minutes 37 seconds East, 268.96 feet to a point;
7.	South 88 degrees 09 minutes 23 seconds East, 35.00 feet to a point;
8.	North 01 degrees 50 minutes 37 seconds East, 85.00 feet to a point, a corner for lands now or formerly of Ethel Corporation;

THENCE along lines of said land now or formerly of Ethel Corporation, the four following described courses and distances:

1.	South 88 degrees 09 minutes 23 seconds East, 80.00 feet to a point;

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2.	North 01 degrees 50 minutes 37 seconds East, 140.00 feet to a point;
3.	South 88 degrees 09 minutes 23 seconds East, 480.00 feet to a point;
4.	North 01 degrees 50 minutes 37 seconds East, 234.56 feet to a point on the line of lands now or formerly of Diamond Alkali Company;

THENCE along lines of said lands now or formerly of Diamond Alkali Company, the three following described courses and distances:

1.	North 90 degrees 00 minutes 00 seconds East, (Due East) 1,703.01 feet, more or less to a point;
2.	North 00 degrees 00 minutes 00 seconds West, (Due North) 1,225.17 feet, more or less to a point; and
3.	North 90 degrees 00 minutes 00 seconds East (Due East) 3,630.00 feet, more or less to a point on low water line of the Delaware River;

THENCE by the various meanderings of the said low water line of the Delaware River, southeasterly and southwesterly 2,360.00 feet, more or less to a point, said point being distant by a tie line of South 28 degrees 07 minutes 59 seconds West, 1,389.12 feet, more or less to a point;

THENCE crossing an affluent channel, South 30 degrees 57 minutes 50 seconds East, 116.62 feet, more or less to a point on the said low water line of the Delaware River;

THENCE, southeasterly and southwesterly along the various meanderings of the said low water line of the Delaware River, 4,930.00 feet, more or less to a point said point being distant by a tie line of South 37 degrees 03 minutes 09 seconds East, 3,452.02 feet, more or less from the last described point;

THENCE crossing an intake channel, South 52 degrees 30 minutes 53 seconds East, 460.01 feet to a point on the said low water line for the Delaware River;

THENCE along the said lower water line of the Delaware River as established by Deed from the State of Delaware, dated June 23, 1955 and recorded in Deed Record K, Volume 56, Page 579, the three following described courses and distances:

1.	North 79 degrees 01 minutes 00 seconds East, 173.00 feet, more or less to a point;
2.	North 90 degrees 00 minutes 00 seconds East, (Due East) 947.01 feet, more or less to a point; and
3.	South 45 degrees 00 minutes 00 seconds East, 43.08 feet, more or less to a point on the corporate boundary Line dividing Delaware City from Red Lion Hundred;

THENCE by said corporate boundary line the eight following described courses and distances:

1.	South 47 degrees 30 minutes 00 seconds West, 1,823.60 feet to a point
2.	North 62 degrees 38 minutes 25 seconds West, 256.39 feet to a point;
3.	South 55 degrees 23 minutes 00 seconds West, 706.11 feet to a point;
4.	South 57 degrees 08 minutes 40 seconds West, 329.60 feet to a point;
5.	South 82 degrees 54 minutes 30 seconds West, 1,056.00 feet to a point;
6.	South 56 degrees 24 minutes 30 seconds West, 1,064.70 feet to a point;
7.	South 56 degrees 14 minutes 10 seconds West, 436.83 feet to a point; and
8.	South 10 degrees 06 minutes 00 seconds East, 66.76 feet to a point on the northeasterly side of Wrangle Hill Road (Delaware Route No. 9);

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THENCE along the northeasterly and northwesterly sides of said Wrangle Hill Road (Delaware Route No. 9), the ten following described courses and distances:

1.	North 82 degrees 27 minutes 23 seconds West, 336.16 feet to a point of curvature;
2.	Southwesterly by a curve to the left having a radius of 1,180.92 feet, an arc distance of 444.79 feet (chord bearing South 86 degrees 45 minutes 13 seconds West, 442.17 feet) to a point of tangency for said curve;
3.	South 75 degrees 57 minutes 48 seconds West, 924.59 feet to a point;
4.	South 85 degrees 56 minutes 00 seconds West, 99.66 feet to a point;
5.	South 83 degrees 30 minutes 22 seconds West, 704.79 feet to a point;
6.	South 80 degrees 24 minutes 34 seconds West, 200.56 feet to a point;
7.	South 83 degrees 01 minutes 43 seconds West, 400.03 feet to a point of curvature;
8.	Southwesterly by a curve to the right having a radius of 23,970.51 feet, an arc distance of 199.77 feet (chord bearing South 83 degrees 16 minutes 03 seconds West, 199.77 feet) to a point of tangency for said curve;
9.	South 83 degrees, 30 minutes 22 seconds West, 395,32 feet to a point; and
10.	North 06 degrees 30 minutes 00 seconds West, 5.00 feet to a point on the southeasterly end of a said corner cut-off joining the northwesterly side of Wrangle Hill Road (Delaware Route No. 9) with the northeasterly side of River Road (Delaware Route No. 9);

THENCE by said corner cut-off, North 48 degrees 20 minutes 24 seconds West, 68.88 feet to the point and place of Beginning.

[Parcel 4A Description Begins on Following Page]

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Description Parcel 4A

ALL that certain piece, parcel or tract of land located on the east side of Delaware Route 1 and on the westerly side of Delaware Route 9, Red Lion Hundred and New Castle Hundred, New Castle, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 20, 1998 and more particularly described as follows:

BEGINNING for the same at a point said point being formed by the intersection of the easterly side U.S. Route 13 (150 feet wide) and the northerly side of a 60 foot wide right-of-way for Conrail — Newark to Delaware City Branch;

THENCE, from the said point of Beginning and along the northeasterly side of U.S. Route 13, North 11 degrees 35 minutes 50 seconds West, 289.44 feet to a point on the easterly side of Delaware Route 1;

THENCE, thereby, the following 36 courses and distances:

1.	By a curve to the right having a radius of 5579.58 feet, an arc distance of 357.66 feet (chord bearing North 19 degrees 37 minutes 47 seconds East, 357.60 feet) to a point;
2.	North 21 degrees 31 minutes 05 seconds East, 1503.99 feet to a point;
3.	North 22 degrees 58 minutes 27 seconds East, 787.07 feet to a point;
4.	South 77 degrees 36 minutes 18 seconds East, 143.37 feet to a point;
5.	By a curve to the right having a radius of 670.00 feet an arc distance of 444.98 feet (chord bearing South 55 degrees 14 minutes 34 seconds East, 436.85 feet) to a point;
6.	South 36 degrees 12 minutes 59 seconds East, 361.07 feet to a point;
7.	By a curve to the left having a radius of 29.05 feet, an arc distance of 30.42 feet (chord bearing South 37 degrees 13 minutes 06 seconds East, 29.05 feet) to a point;
8.	South 25 degrees 20 minutes 23 seconds East, 1.45 feet to a point;
9.	By a curve to the left having a radius of 265.00 feet, an arc distance of 176.47 feet (chord bearing South 44 degrees 24 minutes 54 seconds East, 173.23 feet) to a point;
10.	By a curve to the left having a radius of 830.00 feet an arc distance of 341.70 feet (chord bearing South 62 degrees 05 minutes 27 seconds East, 339.29 feet) to a point;
11.	South 86 degrees 18 minutes 26 seconds East, 209.19 feet to a point;
12.	North 16 minutes 06 minutes 57 seconds East, 70.00 feet to a point;
13.	North 61 degrees 27 minutes 44 seconds West, 209.19 feet to a point;
14.	North 55 degrees 03 minutes 02 seconds West, 432.59 feet to a point;
15.	North 36 degrees 15 minutes 21 seconds West, 360.92 feet to a point;
16.	By a curve to the left having a radius of 830.00 feet, an arc distance of 445.91 feet (North 51 degrees 16 minutes 39 seconds West, 440.56 feet) to a point;
17.	North 21 degrees 47 minutes 32 seconds West, 63.59 feet to a point;
18.	North 15 degrees 41 minutes 59 seconds East, 462.99 feet to a point;
19.	By a curve to the right having a radius of 4513.63 feet, an arc distance of 455.77 feet (chord bearing North 18 degrees 37 minutes 25 seconds East, 455.57 feet) to a point;
20.	North 21 degrees 31 minutes 05 seconds East, 271.39 feet to a point;
21.	By a curve to the right having a radius of 230.00 feet, an arc distance of 373.86 feet (chord bearing North 68 degrees 03 minutes 39 seconds East, 334.04 feet) to a point;
22.	South 74 degrees 20 minutes 21 seconds East, 192.49 feet to a point;
23.	North 24 degrees 37 minutes 37 seconds East, 80.00 feet to a point;
24.	North 56 degrees 24 minutes 25 seconds West, 192.49 feet to a point;

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25.	By a curve to the left having a radius of 370.00 feet, an arc distance of 118.63 feet (chord bearing North 74 degrees 33 minutes 34 seconds West, 118.12 feet) to a point;
26.	North 65 degrees 25 minutes 07 seconds West, 204.11 feet to a point;
27.	North 24 degrees 30 minutes 46 seconds East, 286.98 feet to a point;
28.	North 23 degrees 03 minutes 08 seconds East, 605.33 feet to a point;
29.	North 22 degrees 02 minutes 20 seconds East, 266.87 feet to a point;
30.	North 52 minutes 49 seconds 00 seconds West, 50.83 feet to a point;
31.	North 31 degrees 01 minutes 07 seconds East, 218.45 feet to a point;
32.	North 24 degrees 55 minutes 15 seconds East, 148.88 feet to a point;
33.	North 44 degrees 28 minutes 45 seconds East, 51.38 feet to a point;
34.	South 84 degrees 27 minutes 06 seconds East, 27.00 feet to a point;
35.	By a curve to the right having a radius of 11309.16 feet, an arc distance of 460.19 feet (chord bearing North 29 degrees 18 minutes 24 seconds East, 460.19 feet) to a point;
36.	North 30 degrees 28 minutes 21 seconds East, 556.94 feet to a corner for lands N/F Sara Wagner;

THENCE, thereby, the following 8 courses and distances:

1.	South 59 degrees 32 minutes 29 seconds East, 424.59 feet to a point;
2.	South 30 degrees 22 minutes 30 seconds West, 868.03 feet to a point;
3.	South 84 degrees 30 minutes 50 seconds East, 1387.88 feet to a point;
4.	North 66 degrees 59 minutes 10 seconds East, 975 feet more or less to a point in the center of a Branch for the Red Lion Creek;
5.	By the various meanderings of said branch for 2500 feet more or less to a point, said point being distant by a tie line of North 03 degrees 12 minutes 33 seconds West, 1646.79 feet to a point;
6.	North 55 degrees 43 minutes 40 seconds East, 16.30 feet to a point;
7.	South 80 degrees 01 minutes 20 seconds West, 1511.43 feet to a point; and
8.	North 15 degrees 00 minutes 00 seconds West, 157.65 feet to a point on the easterly side of Delaware Route 1;

THENCE, thereby, the following 11 courses and distances:

1.	By a curve to the right having a radius of 1240.00 feet, an arc distance of 490.00 feet (chord bearing North 61 degrees 36 minutes 57 seconds East, 486.82 feet) to a point;
2.	North 72 degrees 56 minutes 09 seconds East, 404.88 feet to a point;
3.	By a curve to the left having a radius of 1460.00 feet, an arc distance of 949.37 feet (chord bearing North 54 degrees 18 minutes 28 seconds East, 932,74 feet) to a point;
4.	North 38 degrees 53 minutes 44 seconds East, 107.85 feet to a point;
5.	By a curve to the left having a radius of 1470.00 feet, an arc distance of 708,92 feet (chord bearing North 17 degrees 39 minutes 46 seconds East, 702.07 feet) to a point;
6.	North 07 degrees 01 minutes 21 seconds East, 189.74 feet to a point;
7.	By a curve to the right having a radius of 100.00 feet, an arc distance of 43.01 feet (chord bearing North 19 degrees 20 minutes 41 seconds East, 42.68 feet) to a point;
8.	North 31 degrees 40 minutes 00 seconds East, 469.67 feet to a point;
9.	By a curve to the left having a radius of 390.00 feet, an arc distance of 153.96 feet (chord bearing North 42 degrees 58 minutes 38 seconds East, 152.96 feet) to a point;
10.	North 19 degrees 26 minutes 14 seconds East, 141.62 feet to a point; and

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11.	North 31 degrees 40 minutes 00 seconds East, 646.29 feet to a point on the southerly side of Route 381;

THENCE, thereby, the following 3 courses and distances:

1.	South 58 degrees 20 minutes 00 seconds East, 595.61 feet to a point;
2.	North 31 degrees 40 minutes 00 seconds East, 49.76 feet to a point;
3.	South 58 degrees 18 minutes 00 seconds East, 322.51 feet to a corner for lands N/F Randall H. Clowes, ET UX;

THENCE, thereby, the following 5 courses and distances:

1.	South 31 degrees 42 minutes 00 seconds West, 19.40 feet to a point;
2.	South 31 degrees 39 minutes 00 seconds West, 170.02 feet to a point;
3.	South 58 degrees 21 minutes 00 seconds East, 224.99 feet to a point;
4.	North 01 degrees 18 minutes 00 seconds East, 197.32 feet to a point;
5.	North 31 degrees 42 minutes 00 seconds East, 19.03 feet to a point in the center of Road 381;

THENCE, thereby the following 2 courses and distances:

1.	South 58 degrees 18 minutes 00 seconds East, 16.05 feet to a point; and
2.	South 58 degrees 16 minutes 51 seconds East, 1175.34 feet to a point;

THENCE, leaving said center line South 31 degrees 43 minutes 10 seconds West, 27.07 feet to a point on the southerly side of Road 381;

THENCE, thereby, the following 3 courses and distances:

1.	South 58 degrees 25 minutes 23 seconds East, 98.56 feet to a point;
2.	By a curve to the left having a radius of 637.30 feet, an arc distance of 65.03 feet (chord bearing South 61 degrees 20 minutes 47 seconds East, 65.00 feet) to a point, and;
3.	South 28 degrees 11 minutes 42 seconds East, 115.49 feet to a point on the easterly side of Delaware Route 9;

THENCE, thereby, the following 12 courses and distances:

1.	By a curve to the left having a radius of 1086.74 feet, an arc distance of 312,59 feet (chord bearing South 01 degrees 13 minutes 42 seconds West, 311.53 feet) to a point;
2.	North 82 degrees 59 minutes 17 seconds East, 10.00 feet to a point;
3.	By a curve to the left having radius of 1076.74 feet, an arc distance of 16.18 feet (chord bearing South 07 degrees 26 minutes 33 seconds East, 16.18 feet) to a point;
4.	South 07 degrees 52 minutes 23 seconds East, 570.18 feet;
5.	By a curve to the right having a radius of 22953.32 feet, an arc distance of 547.50 feet (chord bearing South 08 degrees 33 minutes 23 seconds East, 547.49 feet), to a point;
6.	South 09 degrees 14 minutes 23 seconds East, 1285.06 feet to a point;
7.	By a curve to the right having a radius of 2829.79 feet, an arc distance of 547.40 feet (chord bearing South 03 degrees 41 minutes 53 seconds East, 546.54 feet) to a point;
8.	South 01 degrees 50 minutes 37 seconds West, 126.77 feet to a point;
9.	North 88 degrees 09 minutes 23 seconds West, 15.00 feet to a point;
10.	South 01 degrees 50 minutes 37 seconds West, 200,00 feet to a point;
11.	North 88 degrees 09 minutes 23 seconds West, 30.00 feet to a point, and
12.	South 01 degrees 50 minutes 37 seconds West, 183.60 feet to a point in line of lands N/F Diamond Alkali Company,

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THENCE, thereby, the following 2 courses and distances:

1.	North 82 degrees 07 minutes 20 seconds West, 931.58 feet to a point; and
2.	North 74 degrees 07 minutes 30 seconds West, 602.00 feet to a point;

THENCE, continuing along lands of Diamond Alkali Company and lands N/F Standard Chlorine of Delaware, Inc. South 25 degrees 16 minutes 40 seconds West, 1812.58 feet to a point;

THENCE, continuing along lands N/F Standard Chlorine of Delaware, Inc. and lands N/F Air Products and Chemicals, Inc., South 20 degrees 54 minutes 30 seconds West, 1210.00 feet to a point on the northerly side of Governor Lea Road (Road 405);

THENCE, thereby, the following 2 courses and distances:

1.	South 78 degrees 05 minutes 40 seconds East, 55.40 feet to a point, and
2.	South 86 degrees 34 minutes 10 seconds East, 482.45 feet to a corner for parcel 4B;

THENCE, thereby, South 00 degrees 00 minutes 00 seconds East, 2349.78 feet to a point on the northerly side of a 60 foot wide right-of-way for Conrail-Newark to Delaware City Branch;

THENCE, South 82 degrees 44 minutes 10 seconds West, 2105.31 feet to a corner for lands N/F Wilmington Suburban Water Company;

THENCE, thereby, the following 3 courses and distances:

1.	North 13 degrees 25 minutes 50 seconds East, 106.89 feet to a point;
2.	South 82 degrees 44 minutes 10 seconds West, 156.95 feet to a point, and;
3.	South 35 degrees 41 minutes 30 seconds East, 113.70 feet to a point on the northerly side of a 60 foot right-of-way for Conrail — Newark to Delaware City Branch;

THENCE, thereby, the following 3 courses and distances:

1.	South 82 degrees 44 minutes 10 seconds West, 1733.00 feet to a point;
2.	By a curve to the right having a radius of 22,920.00 feet, an arc distance of 728.94 feet (chord bearing South 83 degrees 38 minutes 50 seconds West, 728.91 feet) to a point, and;
3.	By a curve to the right having a radius of 22890.00 feet, an arc distance of 1611.50 feet (chord bearing South 86 degrees 33 minutes 29 seconds West, 1611.17 feet) to the point and place of Beginning.

[Parcel 4B Description Begins on Following Page]

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Description Parcel 4B

(A)    ALL that certain piece, parcel, or tract of land, located on the westerly side of Delaware, Route 9, Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 20, 1998 and more particularly described as follows:

BEGINNING at a point on the northwesterly side on River Road (Delaware Route No. 9) (at 70 feet wide) said point being the southeasterly end of a corner cut-off joining the northwesterly side of the River Road with the southwesterly side of Governor Lea Road (Road No. 405) at 30 feet wide);

THENCE from the said point of Beginning and along the said northwesterly and southwesterly sides of said River Road, the six following described courses and distances:

1.	South 01 degrees 50 minutes 37 seconds West, 292.76 feet to a point;
2.	North 88 degrees 09 minutes 23 seconds West, 5.00 feet to a point;
3.	South 01 degrees 50 minutes 37 seconds West, 20.00 feet to a point;
4.	South 88 degrees 09 minutes 23 seconds East, 5.00 feet to a point;
5.	South 01 degrees 19 minutes 59 seconds West, 296.97 feet to a point; and
6.	South 03 degrees 19 minutes 23 seconds East, 6.72 feet, more or less to a point, a corner for lands now or formerly of Delmarva Power and Light Company;

THENCE, along lines of said lands now or formerly of Delmarva Power and Light Company, the fourteen following described courses and distances:

1.	South 90 degrees 00 minutes 00 seconds West (Due West) 1622.66 feet to a point;
2.	South 00 degrees 00 minutes 00 seconds East, (Due South) 106.48 feet to a point;
3.	South 30 degrees 15 minutes 23 seconds East, 138.92 feet to a point;
4.	South 00 degrees 00 minutes 00 seconds East, (Due South) 148.52 feet to a point;
5.	North 90 degrees 00 minutes 00 seconds East, (Due East) 80.00 feet to a point;
6.	South 00 degrees 00 minutes 00 seconds East, (Due South) 235.00 feet to a point;
7.	North 90 degrees 00 minutes 00 seconds East, (Due East) 225.00 feet to a point;
8.	North 00 degrees 00 minutes 00 seconds East, (Due North) 183.00 feet to a point;
9.	North 90 degrees 00 minutes 00 seconds East, (Due East) 205.00 feet to a point;
10.	South 00 degrees 00 minutes 00 seconds East, (Due South) 378.00 feet to a point;
11.	South 90 degrees 00 minutes 00 seconds West, (Due West) 20.00 feet to a point;
12.	South 00 degrees 00 minutes 00 seconds East, (Due South) 48.00 feet to a point;
13.	North 90 degrees 00 minutes 00 seconds East, (Due East) 187.00 feet to a point;
14.	South 00 degrees 00 minutes 00 seconds East, (Due South) 233.32 feet to a point on the southwesterly side of 60 foot wide right-of-way for Conrail-Newark to Delaware City Branch;

THENCE, thereby, South 82 degrees 44 minutes 10 seconds West, 1247.29 feet to a point, a corner for Parcel No. 4A;

THENCE along the easterly line of said Parcel No. 4A, South 00 degrees 00 minutes 00 seconds East, 2349.78 feet to a point on the southerly side of said Governor Lea Road (at 30 feet wide);

THENCE along the said southerly side of Governor Lea Road, South 86 degrees 34 minutes 10 seconds East, 491.16 feet to a corner for lands N/F Standard Chlorine of Delaware, Inc.;

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THENCE leaving said Governor Lea Road and along lines of said lands now or formerly of Standard Chlorine, the three following described courses and distances:

1.	South 00 degrees 00 minutes 00 seconds East, (Due South) 945.40 feet to a point;
2.	North 90 degrees 00 minutes 00 seconds East, (Due East) 1127.70 feet to a point; and
3.	North 00 degrees 00 minutes 00 seconds East, (Due North) 877.80 feet to a point on the said southerly side of Governor Lea Road;

THENCE, thereby, South 86 degrees 34 minutes 09 seconds East 464.19 feet to a point on the northwesterly end of the said corner cut-off joining the said southwesterly side of Governor Lea Road with the northwesterly side of River Road (Delaware Route 9);

THENCE by said corner cut-off, South 42 degrees 12 minutes 53 seconds East, 71.86 feet to the point and place of Beginning.

(B)    ALL that certain tract, piece or parcel of land situated on the westerly side of River Road (Delaware No. 9) and the southerly side of Governor Lea Road (Road No. 405), Red Lion Hundred, New Castle County, Delaware, and shown on Sheet 3 of 5 on a survey prepared by Van Demark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, Plan No. 33015-F and entitled “Record Minor Land Development Plan, Star Enterprise Repowering Project,” recorded in the Office of the Recorder of Deeds, in and for New Castle County, State of Delaware, in Microfilm No. 13506, and more particularly described as follows, to wit:

BEGINNING at a point on the line of lands now or formerly of Star Enterprise, said point being distant the two following described courses and distances measured from the northwesterly end of a corner-cut joining the westerly right-of-way line of River Road (Delaware Route 9 at 70 feet wide) with the southerly right-of-way line of Governor Lea Road (Road No. 405 at 45 feet wide):

1.	Along the said southerly right-of-way line of Governor Lea Road, North 86 degrees 34 minutes 35 seconds West 471.13 feet to a corner for lands now or formerly of Standard Chlorine of Delaware, Inc. and
2.	Leaving the said side of Governor Lea Road and along the common line for said lands now or formerly of Star Enterprise and the said lands now or formerly of Standard Chlorine of Delaware, Inc., South 00 degrees 00 minutes 25 seconds East, 476.49 feet to the said point of Beginning.

THENCE, from said point of Beginning and continuing along the said common lines the two following described courses and distances:

1.	South 00 degrees 00 minutes 25 second East, 386.28 feet to a point; and
2.	South 89 degrees 59 minutes 35 seconds West, 225.53 feet to a point.

THENCE, through the said lands of Standard Chlorine of Delaware, Inc. the two following described courses and distances:

1.	North 00 degrees 00 minutes 25 seconds West, 386.28 feet to a point; and
2.	North 89 degrees 59 minutes 35 seconds East, 225.53 feet to the point and place of Beginning.

(C)    ALL that certain tract, piece or parcel of land situated on the westerly side of River Road (Delaware Route No. 9) and the southerly side of Governor Lea Road (Road No. 405), Red Lion Hundred, New Castle County, Delaware, and shown on Sheet 3 of 5 as

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“Proposed Parcel 4B” on a survey prepared by Van Demark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, Plan No. 33015-F and entitled “Record Minor Land Development Plan,” Star Enterprise Repowering Project,” recorded in the Office of the Recorder of Deeds, in and for New Castle County, State of Delaware, in Microfilm No. 13506, and more particularly described as follows, to wit:

BEGINNING at a point on the line of lands now or formerly of Star Enterprise, said point being distant the three following described courses and distances measured from the northwesterly end of a corner-cut joining the westerly right-of-way line of River Road (Delaware Route No. 9 at 70 feet wide) with the southerly right-of-way line of Governor Lea Road (Road No. 405 at 45 feet wide):

1.	Along the said southerly right-of-way line of Governor Lea Road, North 86 degrees 34 minutes 35 seconds West, 471.13 feet to a corner for lands now or formerly of Standard Chlorine of Delaware, Inc.;
2.	Leaving the said side of Governor Lea Road and along the common line for said lands now or formerly of Star Enterprise and the said lands now or formerly of Standard Chlorine of Delaware, Inc., South 00 degrees 00 minutes 25 seconds East, 862.77 feet; and
3.	Continuing along the said lands now or formerly of Star Enterprise, South 89 degrees 59 minutes 35 seconds West, 225.53 feet to the point of Beginning.

THENCE, from said point of Beginning and continuing along the lines of said lands now or formerly of Star Enterprise the two following described courses and distances:

1.	South 89 degrees 59 minutes 35 seconds West, 902.17 feet to a point; and
2.	North 00 degrees 00 minutes 25 seconds West, 386.28 feet to a point.

THENCE, through the said lands of Standard Chlorine of Delaware, Inc. the two following described courses and distances:

1.	North 89 degrees 59 minutes 35 seconds East, 902.17 feet to a point; and
2.	South 00 degrees 00 minutes 25 seconds East, 386.28 feet to the point and place of Beginning.

As to all of the foregoing parcels:

EXCEPTING THEREOUT AND THEREFROM ALL that certain tract, piece or parcel of land described in a Deed between Star Enterprise, a New York general partnership, and Standard Chlorine of Delaware, Inc., a Delaware corporation, dated October 26, 1998 and recorded in the Office of the Recorder of Deeds in and for New Castle County, State of Delaware, in Deed Book 2530, Page 164.

[Parcel 4C Description Begins on Following Page]

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Description Parcel 4C

(A)    ALL that certain tract, piece or parcel of land situate on River Road, Delaware Route 9, Red Lion Hundred, New Castle County, Delaware, and shown as Parcel 4-C on a Record Minor Subdivision Plan prepared by Van Demark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, dated March 9, 1990, revised through April 11, 1991, Drawing No. 26721-F, Revision No. 1, recorded July 26, 1991 in the Office of the Recorder of Deeds in and for New Castle County on Microfilm No. 10956 and described to wit:

BEGINNING at the point of intersection of southwesterly side of River Road, Delaware Route 9 (at 70 feet wide) along the northwesterly side of a 60 foot wide right of way for Conrail (Newark to Delaware City Branch);

THENCE from the said point of Beginning, leaving the said southwesterly side of River Road, Delaware Route 9, and along the said northwesterly side of the 60 foot wide right of way for Conrail, the two following described courses and distances:

1.	South 83 degrees 32 minutes 44 seconds West, 648.41 feet from the last described point, and
2.	South 82 degrees 44 minutes 10 seconds West, 290.39 feet to a point, a corner for lands now or formerly of Star Enterprise, (Deed Record 814-314);

THENCE leaving the said northwesterly side of the 60 foot wide right of way for Conrail and along lines of said lands now or formerly of Star Enterprise (Deed Record 814-314), the fourteen following described courses and distances:

1.	Due North (North 00 degrees 00 minutes 00 seconds East) 223.04 feet to a point;
2.	Due West (North 90 degrees 00 minutes 00 seconds West) 187.00 feet to a point;
3.	Due North (North 00 degrees 00 minutes 00 seconds East) 48.00 feet to a point;
4.	Due East (South 90 degrees 00 minutes 00 seconds East) 20.00 feet to a point;
5.	Due North (North 00 degrees 00 minutes 00 seconds East) 378.00 feet to a point;
6.	Due West (North 90 degrees 00 minutes 00 seconds West) 205.00 feet to a point;
7.	Due South (South 00 degrees 00 minutes 00 seconds West 183.00 feet to a point;
8.	Due West (North 90 degrees 00 minutes 00 seconds West) 225.00 feet to a point;
9.	Due North (North 00 degrees 00 minutes 00 seconds East) 235.00 feet to a point;
10.	Due West (North 90 degrees 00 minutes 00 seconds West) 80.00 feet to a point;
11.	Due North (North 00 degrees 00 minutes 00 seconds East) 148.52 feet to a point;
12.	North 30 degrees 15 minutes 23 seconds West, 138.92 feet to a point;
13.	Due North (North 00 degrees 00 minutes 00 seconds East) 106.48 feet to a point; and
14.	Due East (South 00 degrees 00 minutes 00 seconds East) 1,317.36 feet to a point, a corner for lands to be retained Delmarva Power & Light Company, known as Parcel 1;

THENCE, partially along the southwesterly line of said Parcel 1, South 02 degrees 48 minutes 30 seconds East, 450.77 feet to a point;

THENCE leaving the said southwesterly line of land to be retained by Delmarva Power & Light Company, known as parcel 1 and by tie line through the herein described parcel 4-C, North 89 degrees 57 minutes 18 seconds West, 98.54 feet to a point, a corner for lands to be retained by Delmarva Power & Light Company, known as Parcel 2;

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THENCE by lines of said lands to be retained by Delmarva Power & Light Company, known as Parcel 2, the eight following described courses and distances:

1.	North 16 degrees 40 minutes 23 seconds East, 47.78 feet to a point;
2.	North 00 degrees 11 minutes 55 seconds East, 106.82 feet to a point:
3.	North 89 degrees 42 minutes 50 seconds West, 196.25 feet to a point;
4.	South 03 degrees 29 minutes 19 seconds East, 147.15 feet to a point;
5.	South 38 degrees 12 minutes 28 seconds East, 31.26 feet to a point;
6.	North 88 degrees 46 minutes 39 seconds East, 78.75 feet to a point;
7.	North 00 degrees 29 minutes 38 seconds East, 16.13 feet to a point;
8.	North 89 degrees 57 minutes 18 seconds East, 75.01 feet to a point;

THENCE by aforesaid tie line, South 89 degrees 57 minutes 18 seconds West, 98.54 feet to a point on the said southwesterly side of Parcel 1;

THENCE partially along the southwesterly side of said Parcel 1, South 02 degrees 48 minutes 30 seconds East, 289.86 feet to a point;

THENCE by a tie line through the herein described parcel 4-C North 89 degrees 40 minutes 45 seconds West, 277.67 feet to a point, a corner for other lands to be retained by Delmarva Power & Light Company, known as Parcel 3;

THENCE by said lines of lands to be retained by Delmarva Power and Light Company known as Parcel 3, the twenty seven following described courses and distances:

1.	North 00 degrees 11 minutes 00 seconds East, 114.60 feet to a point;
2.	North 89 degrees 25 minutes 50 seconds East, 13.14 feet to a point;
3.	North 00 degrees 34 minutes 10 seconds West, 78, 28 feet to a point;
4.	North 89 degrees 25 minutes 50 seconds East, 23.82 feet to a point;
5.	North 00 degrees 11 minutes 00 seconds East, 25.00 feet to a point;
6.	North 40 degrees 28 minutes 50 seconds West, 10.15 feet to a point;
7.	North 89 degrees 58 minutes 50 seconds West, 18.06 feet to a point;
8.	North 00 degrees 01 minutes 10 seconds East, 15.68 feet to a point;
9.	North 89 degrees 58 minutes 50 seconds West, 43.29 feet to a point;
10.	North 00 degrees 01 minutes 10 seconds East, 37.15 feet to a point;
11.	North 89 degrees 58 minutes 50 seconds West, 66.29 feet to a point;
12.	North 00 degrees 01 minutes 10 seconds East, 13.39 feet to a point;
13.	North 89 degrees 58 minutes 50 seconds West, 7.37 feet to a point;
14.	North 00 degrees 01 minutes 10 seconds East, 56.29 feet to a point;
15.	North 89 degrees 58 minutes 50 seconds West, 69.78 feet to a point;
16.	South 00 degrees 01 minutes 10 seconds West, 26.54 feet to a point;
17.	South 89 degrees 58 minutes 50 seconds East, 48.16 feet to a point;
18.	South 00 degrees 01 minutes 10 seconds West, 129.00 feet to a point;
19.	South 89 degrees 58 minutes 50 seconds East, 6.00 feet to a point;
20.	South 00 degrees 01 minutes 10 seconds West, 2.00 feet to a point;
21.	South 89 degrees 58 minutes 50 seconds East, 21.00 feet to a point;
22.	South 00 degrees 01 minutes 10 seconds West, 25.00 feet to a point;
23.	South 89 degrees 58 minutes 50 seconds East, 11.00 feet to a point;
24.	South 00 degrees 01 minutes 10 seconds West, 41.00 feet to a point;
25.	South 89 degrees 58 minutes 50 seconds East, 13.00 feet to a point;

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26.	South 00 degrees 26 minutes 26 seconds East, 124.55 feet to a point; and
27.	South 89 degrees 40 minutes 30 seconds East, 74.67 feet to a point;

THENCE by aforesaid tie line through the herein described, parcel for 4-C, South 89 degrees 40 minutes 45 seconds West, 277, 67 feet to a point on the said southwesterly line of lands to be retained by Delmarva Power & Light Company, known as Parcel 1;

THENCE by said lines of Parcel 1, the four following described courses and distances:

1.	South 02 degrees 48 minutes 30 seconds East, 62.47 feet to a point;
2.	Due East (North 90 degrees 00 minutes 00 seconds East) 254.40 feet to a point;
3.	Due South (South 90 degrees 00 minutes 00 seconds West) 8.40 feet to a point; and
4.	Due East (South 90 degrees 00 minutes 00 seconds East) 58.61 feet to a point on the said southeasterly side of River Road — Delaware Route 9;

THENCE thereby, South 03 degrees 19 minutes 23 seconds East, 166.17 feet to the point and place of Beginning.

EXCEPTING THEREOUT AND THEREFROM ALL that certain tract, piece or parcel of land with the improvements thereon situate westerly of River Road (Delaware Route No. 9) and northerly of Conrail (Newark — Delaware City Branch), Red Lion Hundred, New Castle County, Delaware, shown as Parcel 1 on Record Minor Land Development and Subdivision Plan, Star Enterprise Repowering Project, prepared by Van Demark & Lynch, Inc., dated July 25, 1997, and recorded August 18, 1997 in the Office of the Recorder of Deeds in and for New Castle County, Delaware, at Microfilm No. 13276, more particularly described as follows, to wit:

BEGINNING at a point in the westerly line of lands now or formerly of Delmarva Power and Light Company, said point being distant the two following described courses and distances measured from the point of intersection of the southwesterly right-of-way line of River Road (Delaware Route No. 9 at 70 feet wide) and the northwesterly right-of-way line of Conrail (Newark — Delaware City Branch at 60 feet wide): (1) Along the said southwesterly right-of-way line of River Road, North 03.degrees 19 minutes 23 seconds West, 683.08 feet to a point; and (2) through said lands now or formerly of Delmarva Power and Light Company (along the southerly line of a parcel to be conveyed to Motiva Enterprises LLC), South 89 degrees 02 minutes 38 seconds West, 307.74 feet to the said point of Beginning. Thence, from the said point of Beginning, and along the said westerly line of lands now or formerly of Delmarva Power and Light Company, South 02 degrees 48 minutes 30 seconds East, 440.64 feet to a point; Thence, through lands of Motiva Enterprises LLC, North 89 degrees 40 minutes 30 seconds West, 277.67 feet to a point, a corner for other lands now or formerly of Delmarva Power and Light Company; Thence, along the easterly lines of said other lands now or formerly of Delmarva Power and Light Company, the ten following described courses and distances: (1) North 00 degrees II minutes 00 seconds East, 114.60 feet to a point; (2) North 89 degrees 25 minutes 50 seconds East, 13.14 feet to a point; (3) North 00 degrees 34 minutes 10 seconds West, 78.28 feet to a point; (4) North 89 degrees 25 minutes 50 seconds East, 23.82 feet to a point; (5) North 00 degrees 11 minutes 10 seconds East, 25.00 feet to a point; (6) North 40 degrees 28 minutes 50 seconds West, 10.15 feet to a point; (7) North 89 degrees 58 minutes 50 seconds West, 18.06 feet to a point; (8) North 00 degrees 01 minutes 10 seconds East, 15,68 feet to a point; (9) North 89 degrees 58 minutes 50 seconds West, 43.29 feet to a point; and (10) North 00 degrees 01 minutes 10 seconds East, 0.78 feet to a point; Thence, through lands of Motiva Enterprises LLC, and along the southeasterly side of a 30 foot wide access easement, North 55 degrees 35 minutes 37

25

seconds East, 50.44 feet to a point in the southwesterly line of other lands now or formerly of Delmarva Power and Light Company; Thence, along the southerly lines of said other lands now or formerly of Delmarva Power and Light Company, the six following described courses and distances: (1) South 38 degrees 12 minutes 28 seconds East, 1.19 feet to a point; (2) North 88 degrees 46 minutes 39 seconds East, 78.75 feet to a point; (3) North 00 degrees 29 minutes 38 seconds East, 16.13 feet to a point; (4) North 89 degrees 57 minutes 18 seconds East, 75.01 feet to a point; (5) North 16 degrees 40 minutes 23 seconds East, 47.78 feet to a point; and (6) North 00 degrees 11 minutes 55 seconds East, 106.82 feet to a point; Thence, through lands of Motiva Enterprises LLC, South 88 degrees 34 minutes 56 seconds East, 77.10 feet to the said point and place of Beginning.

(B)    ALL that certain tract, piece or parcel of land with the improvements thereon situate on the westerly side of River Road (Del. Route No. 9), Red Lion Hundred, New Castle County, Delaware, shown as Parcel 4-C on Record Minor Land Development and Subdivision Plan, Star Enterprise Repowering Project, prepared by Van Demark & Lynch, Inc., dated July 25, 1997, and recorded August 18, 1997 in the Office of the Recorder of Deeds in and for New Castle County, Delaware, at Microfilm No. 13276, and more particularly described as follows, to wit:

BEGINNING at a point on the westerly right of way line of River Read (Delaware Route No. 9 at 70 feet wide), said point being distant North 03 degrees 19 minutes 23 seconds West, 683.08 feet measured along the said westerly line of River Road from the point of intersection thereof with the northerly right of way line of Conrail (Newark to Delaware City Branch at 60 feet wide); thence from the said point of Beginning and by a new line through lands of Delmarva Power and Light Company, South 89 degrees 02 minutes 38 seconds West, 307.74 feet to a point on the easterly line of lands now or formerly of Motiva Enterprises LLC; Thence along the lines of said lands now or formerly of Motiva Enterprises LLC the two following described courses and distances: (1) through lands of Motiva Enterprises LLC (Tax Parcel No. 12-008.00-001), North 02 degrees 48 minutes 30 seconds West, 300.00 feet to a point in the southerly line of Tax Parcel No. 12-008.00-012 adjoining to the north; and (2) thereby North 89 degrees 59 minutes 35 seconds East, 305.30 feet to a point on the said westerly right of way line of River Road; Thence, along the said westerly line of said River Road, South 03 degrees 19 minutes 23 seconds East, 295.00 feet to the point and place of Beginning.

[Parcel 4D Description Begins on Following Page]

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Description Parcel 4D

ALL that certain piece, parcel or tract of land located on the easterly side of U.S. Route 13, Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 20, 1998 and more particularly described as follows:

BEGINNING for the same at a point on the westerly side of Delaware Route 1, said point being formed by the intersection of the westerly side of Delaware Route 1 (300 feet wide) with the easterly side of U.S. Route 13 (150 feet wide);

THENCE from said point of beginning, and with the easterly side of U.S. Route 13, the following two courses and distances:

1.	By a curve to the right having a radius of 2277.32 feet, an arc distance of 1652.22 feet (chord bearing North 09 degrees 41 minutes 58 seconds East, 1616.22 feet) to a point; and
2.	North 30 degrees 29 minutes 02 seconds East, 537.49 feet to a point on the southerly side of the Delaware Route 1 right-of-way;

THENCE, thereby, South 74 degrees 16 minutes 14 seconds East, 248.51 feet to a point on the westerly right-of-way of Delaware Route 1;

THENCE thereby, South 21 degrees 31 minutes 03 seconds West, 2137.94 feet to the point and place of Beginning.

[Parcel 5 Description Begins on Following Page]

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Description Parcel 5

Description of Parcel No. 5, being a portion of lands of Texaco Refining and Marketing, Inc., and River Road (Delaware Route No. 9) at River Road and Tybouts Corner Road (Road No. 381), Red Lion Hundred and New Castle Hundred, New Castle County, Delaware.

ALL that certain tract, piece or parcel of land situate on River Road (Delaware Route 9) at River Road and Tybouts Corner Road (Road No. 381), New Castle Hundred, Delaware City, Red Lion Hundred and New Castle Hundred, New Castle County, Delaware, and shown as Parcel No. 5 on a plot prepared by VanDemark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, entitled “Property Plan of Texaco Refining and Marketing Inc,” Delaware Refinery, dated February 15, 1972 and revised through February 28, 1987, Drawing No. 14046-A, sheet 2 of 2, Revision 13, and described to wit:

BEGINNING at a point on the northeasterly side of River Road (at 70 feet wide) said point being a corner for lands now or formerly of Delaware Power & Light Company;

THENCE from the said point of Beginning and along the sides of said River Road (Delaware Route 9) the seventeen following described courses and distances:

1.	Northwesterly by a curve to the right having a radius of 22,883.32 feet, an arc distance of 148.60 feet to a point of tangency for said curve.
2.	North 07 degrees 52 minutes 23 seconds West, 570.18 feet to a point of curvature;
3.	Northwesterly by a curve to the right having a radius of 1,006.74 feet, an arc distance of 208.40 feet to a point;
4.	South 86 degrees 00 minutes 44 seconds East, 10.00 feet to a point;
5.	Northeasterly by a curve to the right having a radius of 996.74 feet, an arc distance of 243.99 feet to a point;
6.	South 71 degrees 55 minutes 14 seconds East, 25.00 feet to a point;
7.	Northeasterly by a curve to the right having a radius of 971.74 feet, an arc distance of 27.98 feet to a point;
8.	North 70 degrees 25 minutes 14 seconds West, 25.00 feet to a point;
9.	Northeasterly by a curve to the right having a radius of 996.74 feet, an are distance of 110.05 feet to a point;
10.	North 64 degrees 00 minutes 44 seconds West, 10.00 feet to a point;
11.	Northeasterly by a curve to the right having a radius of 1006.74 feet, an arc distance of 207.73 feet to a point of tangency for said curve;
12.	North 37 degrees 48 minutes 37 seconds East, 167.21 feet to a point;
13.	South 52 degrees 11 minutes 50 seconds East, 10.00 feet to a point;
14.	Northeasterly by a curve to the left having a radius of 5,774.58 feet, an arc distance of 142.78 feet to a point of tangency for said curve;
15.	North 36 degrees 21 minutes 37 seconds East, 297.11 feet to a point;
16.	Northeasterly by a curve to the right having a radius of 5,684.58 feet, an arc distance of 140.55 feet to a point of tangency for said curve;
17.	North 37 degrees 40 minutes 37 East, 3.93 feet to a point, a corner for lands now or formerly of Ethel M. Tali;

THENCE leaving said River Road (Delaware Route No. 9) and along lines of said lands now or formerly of Ethel M. Tali, the nine following described courses and distances:

1.	South 48 degrees 24 minutes 40 seconds East, 1477.22 feet to a point;

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2.	North 31 degrees 37 minutes 40 seconds East, 246.08 feet to a point;
3.	North 38 degrees 08 minutes 00 seconds West, 302.80 feet to a point;
4.	North 26 degrees 10 minutes 50 seconds West, 195.50 feet to a point;
5.	North 05 degrees 18 minutes 50 seconds West, 111.80 feet to a point;
6.	North 44 degrees 43 minutes 10 seconds East, 148.80 feet to a point;
7.	North 10 degrees 13 minutes 50 seconds West, 87.20 feet to a point;
8.	North 52 degrees 25 minutes 50 seconds West, 309.90 feet to a point;
9.	North 43 degrees 12 minutes 50 seconds West, 554.31 feet to a point on the said northeasterly side of River Road (Delaware Route No. 9);

THENCE THEREBY the four following described courses and distances:

1.	North 37 degrees 26 minutes 37 seconds East, 12.51 feet to a point;
2.	North 37 degrees 52 minutes 27 seconds East, 944.52 feet to a point;
3.	North 38 degrees 09 minutes 37 seconds East, 519.02 feet to a point;
4.	North 39 degrees 34 minutes 37 seconds East, 111.11 feet to a point, a corner for lands now or formerly of Bernard Kux;

THENCE along the southwesterly line of said lands now or formerly of Bernard Kux, South 73 degrees 19 minutes 00 seconds East, 3,296.58 feet to a point on the low water line for the Delaware River as established by a survey of August 14, 1966;

THENCE southwesterly and southeasterly along the various meanderings of the said low water line for the Delaware River 1,775.00 feet, more or less to a point a corner for said lands now or formerly of Delmarva Power & Light Company, said point being distant by a tie line of South 08 degrees 44 minutes 14 seconds West, 1,415.43 feet, more or less from the last described point;

THENCE along the northwesterly line of said lands now or formerly of Delmarva Power & Light Company, the two following described courses and distances:

1.	South 63 degrees 43 minutes 20 seconds West, 3,290.00 feet, more or less to a point; and
2.	South 81 degrees 47 minutes 12 seconds West, 2,183.26 feet to a point on the said northeasterly side of River Road (Delaware Route No. 9) and the point and place of Beginning.

And more recently bounded and described in accordance with a Boundary Survey prepared by Dixie Line Surveys Inc., dated May 14, 1998 and being more particularly bounded and described as follows, to wit:

BEGINNING at a point on the northeasterly side of River Road (at 70 feet wide) said point being a corner for lands now or formerly of Delaware Power & Light Company;

THENCE from the said point of Beginning and along the sides of said River Road (Delaware Route 9) the seventeen following described courses and distances:

1.	Northwesterly by a curve to the right having a radius of 22,883.32 feet, an are distance of 148.60 feet (chord bearing North 8 degrees 03 minutes 00 seconds West) to a point of tangency for said curve.
2.	North 07 degrees 51 minutes 50 seconds West, 570.18 feet to a point of curvature;
3.	Northwesterly by a curve to the right having a radius of 1,006.74 feet, an arc distance of 208.03 feet (chord bearing North 01 degrees 56 minutes 01 seconds West) to a point;
4.	South 86 degrees 00 minutes 11 seconds East, 10.00 feet to a point;

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5.	Northeasterly by a curve to the right having a radius of 996.74 feet, an arc distance of 243.99 feet (chord bearing North 11 degrees 00 minutes 33 seconds East) to a point;
6.	South 71 degrees 58 minutes 41 seconds East, 25.00 feet to a point;
7.	Northeasterly by a curve to the right having a radius of 971.74 feet, an arc distance of 27.98 feet (chord bearing North 18 degrees 50 minutes 48 seconds East) to a point;
8.	North 70 degrees 19 minutes 41 seconds West, 25.00 feet to a point;
9.	Northeasterly by a curve to the right having a radius of 996.74 feet, an arc distance of 110.05 feet (chord bearing North 22 degrees 50 minutes 05 seconds East) to a point;
10.	North 64 degrees 00 minutes 11 seconds West, 10.00 feet to a point;
11.	Northeasterly by a curve to the right having a radius of 1006.74 feet, an arc distance of 207.73 feet (chord bearing North 31 degrees 54 minutes 32 seconds East) to a point of tangency for said curve;
12.	North 37 degrees 49 minutes 10 seconds East, 167.23 feet to a point;
13.	South 52 degrees 10 minutes 50 seconds East, 10.00 feet to a point;
14.	Northeasterly by a curve to the left having a radius of 5,774.58 feet, an arc distance of 142.78 feet (chord bearing North 37 degrees 06 minutes 40 seconds East) to a point of tangency for said curve;
15.	North 36 degrees 24 minutes 10 seconds East, 297.33 feet to a point;
16.	Northeasterly by a curve to the right having a radius of 5,684.58 feet, an arc distance of 140.55 feet (chord bearing North 37 degrees 06 minutes 40 seconds East) to a point of tangency for said curve;
17.	North 37 degrees 49 minutes 10 seconds East, 3.93 feet to a point, a corner for lands now or formerly of Ethel M. Tali;

THENCE leaving said River Road (Delaware Route No. 9) and along lines of said lands now or formerly of Ethel M. Tali, the nine following described courses and distances:

1.	South 48 degrees 24 minutes 07 seconds East, 1477.22 feet to a point;
2.	North 31 degrees 38 minutes 13 seconds East, 246.08 feet to a point;
3.	North 38 degrees 07 minutes 27 seconds West, 302.80 feet to a point;
4.	North 26 degrees 10 minutes 17 seconds West, 195.50 feet to a point;
5.	North 05 degrees 18 minutes 17 seconds West, 111.80 feet to a point;
6.	North 44 degrees 43 minutes 43 seconds East, 148.80 feet to a point;
7.	North 10 degrees 13 minutes 17 seconds West, 87.20 feet to a point;
8.	North 52 degrees 25 minutes 17 seconds West, 309.90 feet to a point;
9.	North 43 degrees 12 minutes 17 seconds West, 554.14 feet to a point on the said northeasterly side of River Road (Delaware Route No. 9);

THENCE THEREBY the four following described courses and distances:

1.	North 37 degrees 29 minutes 10 seconds East, 32.51 feet to a point;
2.	North 37 degrees 54 minutes 10 seconds East, 944.57 feet to a point;
3.	North 38 degrees 06 minutes 10 seconds East, 792.02 feet to a point;
4.	North 39 degrees 47 minutes 07 seconds East, 220.08 feet to a point, a corner for lands now or formerly of Bernard Kux;

THENCE along the southwesterly line of said lands now or formerly of Bernard Kux, South 73 degrees 18 minutes 27 seconds East, 3,396.58 feet to a point on the low water line for the Delaware River as established by a survey of August 14, 1966;

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THENCE southwesterly and southeasterly along the various meanderings of the said low water line for the Delaware River 1,775.00 feet, more or less to a point a corner for said lands now or formerly of Delmarva Power & Light Company, said point being distant by a tie line of South 08 degrees 44 minutes 47 seconds West, 1,415.43 feet, more or less from the last described point;

THENCE along the northwesterly line of said lands now or formerly of Delmarva Power & Light Company, the two following described courses and distances:

1.	South 63 degrees 43 minutes 53 seconds West, 3,290.00 feet, more or less to a point; and
2.	South 81 degrees 47 minutes 50 seconds West, 2,183.26 feet to a point on the said northeasterly side of River Road (Delaware Route No. 9) and the point and place of Beginning.

[Parcel 6 Description Begins on Following Page]

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Description Parcel 6

ALL that certain piece, parcel, or tract of land located on the Delaware Rt. 7, Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 11, 1998 and more particularly described as follows:

BEGINNING for the same at a point, said point being the point intersection of the westerly side of a 60 foot wide Right of Way for Conrail — Newark to Delaware City Branch, thence from said point of beginning and with the northerly Right of Way of Conrail the following 2 courses and distances:

1.	By a curve to the right having a radius of 22890.00 feet, an arc distance of 544.11 feet (chord bearing North 89 degrees 13 minutes 15 seconds West, 544.10 feet) to a point; and
2.	By a curve to the right having a radius of 11430.00 feet, an arc distance of 1174.36 feet (chord bearing North 85 degrees 35 minutes 49 seconds West, 117.84 feet) to a corner for Lands N/F D.M. Peoples Investment, Corp.;

THENCE, thereby the following courses and distances:

1.	North 10 degrees 50 minutes 30 seconds West, 323.00 feet to a point;
2.	North 01 degrees 10 minutes 10 seconds East, 465.10 feet to a point;
3.	North 04 degrees 58 minutes 30 seconds East, 213.30 feet to a point;
4.	North 12 degrees 50 minutes 40 seconds East, 373.30 feet to a point in the center of Doll Run;

THENCE, northeasterly by the various courses of the center line of Doll Run, said point being distant by a tie line North 58 degrees 57 minutes 00 seconds East, 517.42 feet;

THENCE, still with the center line of Doll Run, 1820 feet more or less to a point on the southwesterly side of Delaware Rt. 7 said point being distant by a tie line North 36 degrees 40 minutes 40 seconds East, 1550.35 feet;

THENCE with said side of Delaware Rt. 7, South 11 degrees 52 minutes 00 seconds East, 794.86 feet to a point, a corner for Lands N/F Robert G. Clifton, Ill; thence thereby, the following 4 courses and distances:

1.	By a curve to the left having a radius of 20.00 feet, an arc distance of 31.12 feet (chord bearing North 58 degrees 00 minutes 01 seconds West, 28.07 feet) to a point;
2.	By a curve to the left having a radius of 151.19 feet, an arc distance of 96.53 feet (chord bearing South 59 degrees 52 minutes 57 seconds West, 94.90 feet) to a point;
3.	South 41 degrees 35 minutes 30 seconds West, 320.80 feet to a point; and
4.	By a curve to the left having a radius of 79.53 feet, an arc distance of 74.12 feet (chord bearing South 14 degrees 53 minutes 33 seconds West, 71.47 feet) to a point, a corner for Lands N/F Richard L. Ward;

THENCE, thereby, and also with Land N/F Kenneth A. Jones and Earl E. Jones the following 2 courses and distances:

1.	South 11 degrees 48 minutes 24 seconds East, 440.30 feet to a Monument; and
2.	North 78 degrees 04 minutes 34 seconds East, 353.17 feet to a DelDOT R/W Monument on the westerly side of Delaware Rt. 7;

THENCE, with same the following 3 courses and distances:

1.	South 12 degrees 01 minutes 35 seconds East, 958.15 feet to a point;

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2.	South 25 degrees 43 minutes 36 seconds West, 202.41 feet to a DelDOT R/W Monument; and
3.	South 12 degrees 02 minutes 19 seconds West, 377.70 feet to the point and place of Beginning.

[Parcel 7A Description Begins on Following Page]

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Description Parcel 7A

ALL that certain piece, parcel or tract of land located on the northerly side of Delaware Rt. 72, Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 11, 1998 and more particularly described as follows:

BEGINNING for the same at a point, said point being located at the intersection of the northerly side of Delaware Rt. 72 with the westerly side of Delaware Rt. 1; thence from said point of beginning and with said side of Delaware Rt. 72 the following 6 courses and distances:

1.	North 75 degrees 43 minutes 50 seconds West, 343.80 feet to a DelDOT R/W Monument;
2.	North 78 degrees 41 minutes 58 seconds West, 758.01 feet to a DelDOT R/W Monument;
3.	South 15 degrees 24 minutes 06 seconds West, 25.56 feet to a DelDOT R/W Monument;
4.	North 74 degrees 36 minutes 19 seconds West, 498.50 feet to a point;
5.	By a curve to the right having a radius of 11424.16 feet, an arc distance of 275.27 feet (chord bearing North 73 degrees 54 minutes 54 seconds West, 275.26 feet) to a point; and
6.	North 73 degrees 13 minutes 29 seconds West, 77.56 feet to a concrete Monument, a corner for Fieldstone Crossing Subdivision;

THENCE, leaving Delaware Rt. 72 and along the easterly side of Fieldstone Crossing Subdivision, North 30 degrees 09 minutes 11 seconds East, 1494.60 feet to a point, a corner for Land N/F D.M. Peoples Investment, Corp.

THENCE, thereby, the following 5 courses and distances:

1.	North 03 degrees 45 minutes 59 seconds West, 272.00 feet to a point;
2.	North 02 degrees 26 minutes 01 seconds East, 510.17 feet to a point;
3.	North 07 degrees 41 minutes 01 seconds East, 187.29 feet to a point;
4.	North 01 degrees 02 minutes 01 seconds East, 328.33 feet to a point; and
5.	North 14 degrees 35 minutes 44 seconds West, 323.16 feet to a point on the southerly side of a 60 foot R/W to Conrail; Newark to Delaware City Branch;

THENCE, thereby, the following 2 courses and distances:

1.	By a curve to the left having a radius of 11490.00 feet, an arc distance of 1157.24 feet (chord bearing South 85 degrees 39 minutes 18 seconds East, 1156.75 feet) to a point; and
2.	By a curve to the left having a radius of 22950.00 feet, an arc distance of 525.91 feet (chord bearing South 89 degrees 11 minutes 47 seconds East, 525.91 feet) to a point on the westerly side of Delaware Rt. 1;

THENCE, thereby, the following 9 courses and distances:

1.	By a curve to the left having a radius of 5894.58 feet, an arc distance of 342.48 feet (chord bearing South 11 degrees 43 minutes 21 seconds West, 342.43 feet) to a DelDOT R/W Monument;
2.	South 12 degrees 55 minutes 14 seconds West 273.80 feet to a DelDOT R/W Monument;
3.	South 01 degrees 30 minutes 45 seconds West, 242.98 to a DelDOT R/W Monument;
4.	South 02 degrees 54 minutes 47 seconds West, 441.24 feet to a DelDOT R/W Monument;
5.	South 03 degrees 06 minutes 53 seconds East, 221.52 feet to a DelDOT R/W Monument;

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6.	South 00 degrees 46 minutes 05 seconds West, 350.00 feet to a DelDOT R/W Monument;
7.	South 00 degrees 46 minutes 05 seconds West, 510.00 feet to a DelDOT R/W Monument;
8.	South 20 degrees 25 minutes 19 seconds West, 520.31 feet to a DelDOT R/W Monument; and
9.	South 19 degrees 44 minutes 16 seconds West, 414.62 feet to the point and place of Beginning.

EXCEPTING THEREOUT AND THEREFROM ALL that certain lot, piece or parcel of land, situate on Wrangle Hill Road, State Route 72, Red Lion Hundred, New Castle County, State of Delaware, designated as Lot 2 on a Record Major Land Development Plan for Colonial School District, dated March 24, 2006, prepared by Tetra Tech, appearing of record in the Office of the Recorder of Deeds, in and for New Castle County, Delaware, in Instrument No. 20060525-0050578, being further bounded and described and follows, to wit:

Beginning at a point in the rear lot line of Lot No. 39 of the subdivision of Fieldstone Crossing (Microfilm No. 14234), said point being a common corner for the lot herein being described and Lot No. 1, and further located the two (2) following described courses and distances from the easterly end of a 25.00 feet radius junction curve joining the northerly side of Wrangle Hill Road State Route 72 at varying widths with the easterly side of Fieldstone Crossing Drive at 50.00 feet wide:

1.	South 73 degrees 14 minutes 30 seconds East, 402.69 feet to an angle point where the right of way changes width, last course and distance being along the southerly side of Private Open Space (Deed Book 2510, Page 245) in the said subdivision of Fieldstone Crossing, said angle point being further located North 30 degrees 08 minutes 58 seconds East, 5.14 feet from a found concrete monument in the former northerly side of Wrangle Hill Road State Route 72 at 70 feet wide; and,
2.	Along the southeasterly side of said Private Open Space and along the rear lot lines of Lot No. 40 and Lot No. 39, in part, North 30 degrees 08 minutes 58 seconds East, 270.67 feet.

THENCE from the said point of beginning, along the said rear lot line of Lot No. 39, and along the rear lot lines of Lot No. 38, Lot No. 37, Lot No. 36, Lot No. 26, Lot No. 25, Lot No. 22, and Lot No. 21 of the said subdivision of Field Stone Crossing, and along other Private Open Space (Tax Parcel No. 12-012.00-225), North 30 degrees 08 minutes 58 seconds East, 1,216.97 feet to a point;

THENCE still along said other Private Open Space, North 07 degrees 29 minutes 26 seconds West, 8.43 feet to a point (found concrete monument), said point being a corner for lands of the Estates of Red Lion (Microfilm No. 14338) now or formerly of D M Peoples Investment Corp., (Deed Record T, Volume 121, page 241) (Tax Parcel No, 12-012.00-060);

THENCE by the same, North 01 degree 42 minutes 24 seconds West, 450.28 feet to appoint (proposed monument);

THENCE along Lot No. 3, the two (2) following described courses and distances:

1.	(By a new line,) South 58 degrees 12 minutes 12 seconds East, 1,534.66 feet to a point (proposed monument); and,

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2.	(By another new line,) South 30 degrees 08 minutes 58 seconds West 1,439.85 feet to a point (proposed monument) in the said northerly side of Wrangle Hill Road State Route 72;

THENCE by the same, the two (2) following described courses and distances:

1.	North 78 degrees 42 minutes 03 seconds West, 500.00 feet to an angle point (proposed monument); and,
2.	North 74 degrees 17 minutes 12 seconds West, 664.71 feet to a point, a corner for said Lot No. 1;

THENCE by the same, the two (2) following described courses and distances:

1.	North 30 degrees 08 minutes 58 seconds East, 250.00 feet to a point; and,
2.	North 74 degrees 17 minutes 12 seconds West, 180.00 feet to a point in the rear lot line of said Lot No. 39 of the subdivision of Fieldstone Crossing, the first mentioned point and place of Beginning. Be the contents thereof what they may.

Being the same lands and premises which The Premcor Refining Group Inc., a Delaware corporation, by Deed dated June 30, 2006 and recorded in the Office of the Recorder of Deeds in and for New Castle County, Delaware in Document No. 20060719-0068767, granted and conveyed unto The Colonial School District, a reorganized school district of the State of Delaware, in fee.

ALSO EXCEPTING THEREOUT AND THEREFROM ALL that certain tract piece or parcel of land, Lot 3, Wrangle Hill Elementary School situate Wrangle Hill Road at Delaware Route 1, Red Lion Hundred, New Castle County, Delaware and shown on a plan prepared by Van Demark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, entitled ‘Property Plan, Wrangle Hill Elementary School, Lot 3”, File No. 28496-L, dated October 12, 2006 and more particularly described as follows, to wit:

BEGINNING at a concrete monument found, the intersection of the northerly side of Wrangle Hill Road, Delaware Route 72 (a variable width public road) with the westerly side of Delaware Route 1 (a variable width public road) as shown on Delaware Department of Transportation Contract No. 83-110-02;

THENCE from said point of Beginning, along the said northerly side of Wrangle Hill Road the two (2) following described courses and distances:

1.	North 75 degrees 43 minutes 55 seconds West, 343.80 feet to a concrete monument found; and
2.	North 78 degrees 42 minutes 03 seconds West, 258.01 feet to a concrete monument found, the southeasterly corner for Lot 2, Wrangle Hill Elementary School (Microfilm 20060525-0050578);

THENCE along the southeasterly and northeasterly lines for the said Lot 2, Wrangle Hill Elementary School the two (2) following described courses and distances:

1.	North 30 degrees 08 minutes 58 seconds East, 1,439.85 feet to a concrete monument found; and
2.	North 58 degrees 12 minutes 12 seconds West, 1,534.66 feet to a concrete monument found, an angle point in the easterly line for parcel I, Peoples Park (Microfilm 20060526-0050754);

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THENCE along the said easterly lines for Parcel I, Peoples Park the two (2) following described courses and distances:

1.	North 03 degrees 09 minutes 14 seconds East, 828.62 feet to a point; and
2.	North 13 degrees 13 minutes 25 seconds West, 330.23 feet to a point in the southerly side of the now or former CONRAIL Newark to Delaware City Branch Railroad (at 60 feet wide right of way);

THENCE along the said southerly side of the CONRAIL Newark to Delaware City Branch Railroad the two (2) following described courses and distances:

1.	Easterly, by a curve to the left having a radius of 11,490.00 feet, an are length of 1,154.61 feet to a point of compound curvature, said point being distant by a chord of South 85 degrees 41 minutes 29 seconds East, 1,154.12 feet from the last described point; and
2.	Easterly, by a curve to the left having a radius of 22,950.00 feet, an arc length of 526.98 feet to a point on the said westerly side of Delaware Route 1, said point being distant by a chord of South 89 degrees 13 minutes 40 seconds East, 526.96 feet from the last described point;

THENCE along the said westerly side of Delaware Route 1 the eight (8) following described courses and distances:

1.	Southerly, by a curve to the left having a radius of 5,894.58 feet, an arc length of 341.73 feet to a concrete monument found, said point being distant by a chord of South 11 degrees 43 minutes 03 seconds West, 341.70 feet from the last described point;
2.	South 12 degrees 55 minutes 10 seconds West, 273.80 feet to a concrete monument found;
3.	South 01 degrees 30 minutes 40 seconds West; 2442.98 feet to a concrete monument found;
4.	Southerly, by a curve to the left having radius of 5,894.58 feet, an arc length of 441.34 feet to a concrete monument found, said point being distant by a chord of South 02 degrees 54 minutes 42 seconds West, 441.24 feet from the last described point;
5.	South 03 degrees 06 minutes 58 seconds East, 221.52 feet to a concrete monument found;
6.	South 00 degrees 46 minutes 00 seconds West, 860.00 feet to a concrete monument found;
7.	South 20 degrees 25 minutes 14 seconds West, 520.31 feet to a concrete monument found;
8.	South 19 degrees 44 minutes 11 seconds West, 414.62 feet to the point and place of Beginning.

[Parcel 7B Description Begins on Following Page]

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Description Parcel 7B

ALL that certain piece, parcel, or tract of land located on the westerly side of U.S. Rt. 13, Red Lion Hundred, New Castle County, Delaware, as shown on the Boundary Survey prepared by Dixie Line Surveys Inc., dated May 11, 1998 and more particularly described as follows:

BEGINNING for the same at a point, said point being located on the westerly side of U.S. Rt. 13 and being located South 13 degrees 12 minutes 56 seconds East, 54.47 feet from a DelDOT Monument located at the intersection of westerly side of U.S. Rt. 13 (150 feet wide) and the southerly side of a 60 foot wide right of way for Conrail — Newark to Delaware City Branch, thence from said point of Beginning and along the westerly side of U.S. Rt. 13 the following 5 courses and distances:

1.	South 13 degrees 16 minutes 21 seconds East, 648.15 feet to a point;
2.	South 11 degrees 30 minutes 09 seconds East, 2111.78 feet to a point;
3.	South 19 degrees 47 minutes 22 seconds West, 115.56 feet to a DelDOT R/W Monument;
4.	South 11 degrees 35 minutes 36 seconds East, 725.00 feet to a DelDOT R/W Monument; and
5.	South 44 degrees 02 minutes 13 seconds West, 54.62 feet to a DelDOT R/W Monument the northerly side of Rt. 72;

THENCE, thereby the following 2 courses and distances:

1.	North 78 degrees 10 minutes 05 seconds West, 298.97 feet to a DelDOT R/W Monument; and
2.	North 74 degrees 35 minutes 54 seconds West, 173.50 feet to a DelDOT R/W Monument on easterly side of Delaware Rt. 2;

THENCE, thereby, the following 6 courses and distances:

1.	North 17 degrees 35 minutes 58 seconds West, 1144.87 feet to a DelDOT R/W Monument;
2.	North 00 degrees 46 minutes 04 seconds East, 280.00 feet to a DelDOT R/W Monument;
3.	North 04 degrees 31 minutes 19 seconds West, 271.15 feet to a DelDOT R/W Monument;
4.	North 00 degrees 46 minutes 05 seconds East, 571.01 feet to a DelDOT R/W Monument;
5.	By a curve to the right having a radius of 5579.58 feet, an arc distance of 1245.51 feet (chord bearing North 07 degrees 09 minutes 47 seconds East, 1242.92 feet) to a DelDOT R/W Monument;
6.	North 76 degrees 47 minutes 07 seconds East, 23.13 feet to a DelDOT R/W Monument to the point and place of Beginning.

[Parcel 11 Description Begins on Following Page]

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Description Parcel 11

Description of a portion of lands of Texaco Refining and Marketing, Inc., Delaware Refinery known as Parcel No. 11, St. George’s — Clarks Corner Road (Road No. 378), Red Lion Hundred, and the Town of St. George’s (Unincorporated), New Castle County, Delaware.

ALL that certain tract, piece or parcel of land situate on the St. George’s — Clarks Corner Road (Road No. 378), Red Lion Hundred and the Town of St. Georges, (unincorporated), New Castle County, and shown as Parcel No. 11 on a plat prepared by VanDemark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, entitled “Property Plan Texaco Refining and Marketing, Inc.,” dated February 13, 1973 and revised through February 20, 1987, Drawing No. 14046-R, 2 sheets, Revision 13, and described to wit:

BEGINNING at a point on the southwesterly side of Church Street at a corner for lands now or formerly of James M. Sutton, et ux, said point being distant North 49 degrees 29 minutes 12 seconds East, 246.87 feet measured along the said southeasterly side of Church Street from its intersection with the centerline of Broad Street;

THENCE from the said point of Beginning and along lines now or formerly of Mario W. Anthony, the four following described courses and distances:

1.	North 45 degrees 29 minutes 12 seconds East, 62.00 feet to a point;
2.	North 44 degrees 59 minutes 30 seconds East, 60.40 feet to a point;
3.	North 35 degrees 12 minutes 00 seconds West, 173.70 feet to a point; and
4.	North 55 degrees 09 minutes 10 seconds East, 81.85 feet to a point, a corner for lands now or formerly of Harvey E. Reynolds and J. Wesley Reynolds;

THENCE along lines of said lands now or formerly of Harvey E. Reynolds and J. Wesley Reynolds, the two following described courses and distances:

1.	North 20 degrees 02 minutes 50 seconds East, 267.54 feet to a point;
2.	South 40 degrees 42 minutes 20 seconds East, 659.00 feet to a point on the northwesterly side of the St. George’s — Clarks Corner Road (Road No. 378) said northwesterly side of the Road being distant northwesterly 22.5 feet therefrom measured at right angles thereto the centerline;

THENCE along the said northwesterly side of the St. George’s — Clarks Corner Road, South 43 degrees 26 minutes 00 seconds West, 384.39 feet to a point, a corner for lands now or formerly of St. George’s Methodist Episcopal Church;

THENCE leaving the said St. George’s — Clarks Corner Road (Road No. 378) and along lines of said lands now or formerly of St. George’s Methodist Episcopal Church, the two following described courses and distances:

1.	North 42 degrees 13 minutes 00 seconds West, 228.96 feet to a point; and
2.	South 61 degrees 51 minutes 40 seconds West, 58.33 feet to a point;

THENCE continuing along the said lands now or formerly of St. George’s Methodist Episcopal Church and said lands now or formerly of James W. Sutton, et ux, North 43 degrees 48 minutes 02 seconds West, 153.00 feet to a point on the said southwesterly side of Church Street and the point and place of Beginning.

[List of Documents Containing Appurtenant Rights Begins on Following Page]

39

TOGETHER WITH all rights, titles and interests of the party of the first part, arising from or accruing under the following after the date hereof, and subject to the terms and conditions thereof:

1.	Agreement Releasing Land from Certain Rights by Tidewater Oil Company, a corporation of the State of Delaware and Diamond Alkali Company, a corporation of the State of Delaware, dated May 28, 1965, and recorded June 1, 1965, in the Office of the Recorder of Deeds in and for New Castle County, State of Delaware (the “Recorder’s Office”) at Deed Record Book C, Volume 75, Page 425.

2.	Covenants, conditions, reservations, exceptions, rights of way and easements as set forth in the Deed between Tidewater Oil Company and Stauffer Chemical Company, dated December 6, 1960, and recorded December 9, 1960, in the Recorder’s Office at Deed Record D, Volume 67, Page 453.

3.	Reservations and exceptions as set forth in the Deed between Getty Refining and Marketing Company, a Delaware corporation, as Grantor, and Delmarva Power & Light Company, a Delaware corporation, as Grantee, dated March 23, 1978, and recorded May 31, 1978 in the Recorder’s Office at Deed Record Book K, Volume 101, Page 27; thereafter assigned by a Partial Assignment of easement rights by Texaco Refining and Marketing, Inc. to Texaco Pipeline Inc. dated August 31, 1988 and recorded in the Recorder’s Office at Deed Book 764, Page 314.

4.	Agreement Releasing Land from Certain Rights between Tidewater Oil Company, a corporation of the State of Delaware and Diamond Alkai Company, a corporation of the State of Delaware, dated March 23, 1965 and recorded April 21, 1965 in the Recorder’s Office at Deed Record Book X, Volume 74, Page 126.

5.	Exceptions, reservations, rights of way and easements as set forth in the Deed between Tidewater Oil Company, a corporation of the State of Delaware and Delmarva Power & Light Company, a corporation of the State of Delaware, conveying 338 acres of land, dated October 10, 1966 and recorded October 13, 1966, in the Recorder’s Office at Deed Record Book X, Volume 77, Page 502; thereafter assigned by a Partial Assignment of easement rights by Texaco Refining and Marketing, Inc. to Texaco Pipeline Inc., dated August 31, 1988 and recorded September 28, 1988, in the Recorder’s Office at Deed Book 764, Page 308.

6.	Easement and Right of Way Agreement (Pipeline and Railroad) regarding construction of railroad line and a gas pipeline between Diamond Alkai Company, a Delaware corporation and Tidewater Oil Company, a Delaware corporation, dated August 3, 1966 and recorded February 7, 1969, in the Recorder’s Office at Deed Record Book Z, Volume 81, Page 1.

7.	Easement and Right of Way Agreement to Star Enterprise from Delmarva Power & Light Company, dated and recorded December 31, 1991, in the Recorder’s Office at Deed Book 1271, Page 296.

8.	Declaration of Reciprocal Easement by Star Enterprise, a Delaware corporation, dated July 27, 1993 and recorded August 6, 1993, in the Recorder’s Office at Deed Book 1568, Page 205.

9.	Easement Agreement (Access) between Star Enterprise, a New York general partnership to Standard Chlorine of Delaware, Inc., a Delaware corporation, dated April 29, 1998 and recorded May 8, 1998, in the Recorder’s Office at Deed Book 2439, Page 20.

10.	Subaqueous Lands Lease Granted to Motiva Enterprises by the State of Delaware to Maintain a 13 Foot by 37 Foot Mooring Dolphin in the Delaware River, Delaware City, dated February 2, 2000, recorded December 8, 2000, in the Recorder’s Office at Deed Book 2937, Page 145.

11.	Rights under Quitclaim Deed between Motiva Enterprises, LLC, a Delaware limited liability company, and The City of Delaware City, a municipal corporation of the State of Delaware, dated March 15, 2001 and recorded July 19, 2001, in the Recorder’s Office at Instrument No. 20010719-0057702.

12.	Right of First Refusal Agreement dated October 26, 1998, by and between Star Enterprise and Standard Chlorine of Delaware, Inc., recorded in the Recorder’s Office at Deed Book 2530, Page 299, as amended by Modification of First Refusal Agreement dated December 2, 1998, recorded in the Recorder’s Office in Deed Book 2552, Page 155.

[End of Fee Property Description]

Real Property Leases:

1.	Amended and Restated Parking Lot Lease Agreement, dated effective January 1, 2009, between DELMARVA POWER & LIGHT COMPANY, a Delaware corporation, and THE PREMCOR REFINING GROUP INC., a Delaware corporation

2.	Subaqueous Lands Lease and Permit, granted to The Premcor Refining Group Inc., by the State of Delaware Department of Natura1 Resources & Environmental Control — Division of Natural Resources, dated December 18, 2008, recorded on December 30, 2008 at Document No. 20081230-0081610 in the Office of the Recorder of New Castle County, Delaware.

3.	Subaqueous Lands Lease and Permit, granted to Motiva Enterprises — Delaware City Refinery, by the State of Delaware Department of Natural Resources & Environmental Control — Division of Natural Resources, dated February 2, 2000, recorded on December 8, 2000 at Book 2937, Page 145 in the Office of the Recorder of New Castle County, Delaware

Schedule 1.1(b)

Refining Assets

Notwithstanding anything to the contrary herein, all items in this Schedule that were purchased as part of a referenced project in the asset register listing are to included the Assets to be transferred to Buyers whether those items are installed in the Refinery, stored in the Refinery, in Original Equipment manufacturer’s storage or in third party storage.

Asset	Cap. Date	Asset Description	Asset Class
85000014	5/31/2006	Capital Spare Parts	8500
85000017	6/30/2006	Capital Spare Parts	8500
85000037	1/31/2007	Propane RR Car Unload Compressor	8500
74000620	7/31/2006	545 Sulfur Training Simulator	7400
74000624	9/30/2006	VMWare/SAN Implementation - Delaware City	7400
74000625	9/30/2006	Instrument Interfacing - DCRF	7400
74000630	9/30/2006	Rollout of Whse Handheld Device/Barcode - DC	7400
74000633	6/19/2006	Premcor Acquisition - DC Minor Software	7400
74000656	1/8/2007	Delaware City Track Implementation	7400
74000723	9/30/2007	Purchase FCC-SIM Licenses for DCRF	7400
74000746	11/30/2007	Refinery Tkt Imaging &Rpt Automation	7400
74000760	1/31/2008	WAN Optimization - Delaware	7400
74000807	1/1/2009	VCS08-IS312 DC SW Refinery Contractor Compl Track	7400
74000838	7/14/2009	Oil Mvmt System Foxboro Install - DCRF	7400
2031357	8/31/2009	Catalyst Reactor - Materials	220001
2033036	11/30/2009	Reactor - Materials	220001
2024309	10/31/2007	DC06-201020-C 2007 Desulfurizer Train 1	231000
20037467	9/1/2005	Atmospheric Crude Distillation	2000
20037468	9/1/2005	Vacuum Crude Distillation	2000
20037469	9/1/2005	Fluid Coker	2000
20037470	9/1/2005	Fluid Catalytic Cracker & FCC Gas Plant	2000
20037471	9/1/2005	Hydrocracker	2000
20037472	9/1/2005	Catalytic Reformer Unit	2000
20037473	9/1/2005	Naphtha Hydrotreater - Desulfurizer Train 1	2000

Schedule 1.1(b) – Page 1

Asset	Cap. Date	Asset Description	Asset Class
20037474	9/1/2005	Kerosene/Jet Hydrotreater - Desulfurizer Train 2	2000
20037475	9/1/2005	Distillate Hydrotreater - Desulfurizer Train 3	2000
20037476	9/1/2005	Distillate Hydrotreater - Desulfurizer Train 4	2000
20037477	9/1/2005	Distillate Hydrotreater - Desulfurizer Train 5	2000
20037478	9/1/2005	Gasoline Hydrotreater - CNHTU, SHP & SHUs	2000
20037479	9/1/2005	Alky Plant/Kellogg	2000
20037480	9/1/2005	Alky Plant/Stratco	2000
20037481	9/1/2005	Isomerization	2000
20037482	9/1/2005	Benzene Extraction / Aromatics Extraction/TETRA	2000
20037483	9/1/2005	Sulfur Recovery Plant 1 (LT/D) - SRU Complex	2000
20037484	9/1/2005	Sulfur Rccovery Plant 2 (LT/D) - SRU Complex	2000
20037485	9/1/2005	Hydrogen Plant (Mmscfd)	2000
20037486	9/1/2005	Oxygenates (1) MTBE	2000
20037488	9/1/2005	Crude Unit Merox	2000
20037489	9/1/2005	PP SPLITTER	2000
20037494	9/1/2005	Utility, Potable, & Effluent Water System	2000
20037496	9/1/2005	Boilers	2000
20037498	9/1/2005	Flares	2000
20037499	9/1/2005	Sour Water Stripper	2000
20037500	9/1/2005	Sewer Treatment	2000
20037501	9/1/2005	Tailgas Treating Unit	2000
20037502	9/1/2005	Environmental Control Systems	2000
20037503	9/1/2005	Waste Water Treatment Plant	2000
20037504	9/1/2005	Fire Protection System	2000
20037505	9/1/2005	Tankage And Transfer Units	2000
20037507	9/1/2005	General Plant Equipment	2000
20037508	9/1/2005	Refinery Operations Heavy Equipment	2000
20037509	9/1/2005	Vapor Recovery Unit	2000
20037510	9/30/2005	101445 ALKY/POLY CNTL SYS UPGRADE	2000
20037511	10/31/2005	511 22-D-10 PSV Modifications	2000
20037512	10/31/2005	546 Sulf Recov Fuel Gas KO Blow to Flare	2000
20037513	10/31/2005	507 HydroC HyrdroG PSV’s add Block Valves	2000

Schedule 1.1(b) – Page 2

Asset	Cap. Date	Asset Description	Asset Class
20037514	XX/31/2005	507 FCCU DGA PSV’s Add Block Valves	2000
20037515	10/31/2005	510 Closed Loop Sample 36-R-2 Effluent	2000
20037516	10/31/2005	510 36-E-19 Replacement	2000
20037517	10/31/2005	DC05 Foxboro DCS Coker	2000
20037518	10/31/2005	511 22-E-107 Upgrade Exchanger Bundle	2000
20037520	10/31/2005	511 22-E-105 Upgrade Exchanger Bundle	2000
20037521	10/31/2005	674 Double Bottom Tank 48	2000
20037522	10/31/2005	510 Hydrocracker Control System Upgrade	2000
20037523	10/31/2005	545 28-E-202 Sulfur Condenser Replace	2000
20037524	12/31/2005	DC04 510 37-E-26 Fabricate New Titanium	2000
20037525	12/31/2005	DC05 529 Total Organic Carbon Analyzer R	2000
20037526	12/31/2005	551 FCC Gas Plant 24-D-111 Level Trans	2000
20037527	12/31/2005	511 22-E-103 A&B Overpressure Protection	2000
20037528	12/31/2005	509 Hcarb flush to Alky Eff acid wash ESP	2000
20037529	12/31/2005	545 Scot 1 to Scot 2 Stack By-Pass Line	2000
20037530	12/31/2005	540 Phase 1 Separator HyrdoG Boost Compr	2000
20037531	12/31/2005	545 28-K-302 AB N2 seals w/ flow alarms	2000
20037533	12/31/2005	540 37-R-3 PSV Sup Structure & Pipe Mods	2000
20037534	12/31/2005	DC04 579 Desulfurizer Heaters Tube Skin	2000
20037535	12/31/2005	DC04 507 24-K-1/2 & 23-K-1 Access Platform	2000
20037536	12/31/2005	DC04 670 Tetra Unit Solvent Circulation	2000
20037537	12/31/2005	510 HydroC 36-R-3 Redund Bed Out Temps	2000
20037538	12/31/2005	DC05 583 29-E-28B Bundle Upgrade to Tita	2000
20037539	12/31/2005	551 24-D-302 DGA Rich FlashD Tie-in Future	2000
20037540	12/31/2005	DC05 503 Install a filter ahead of the 4	2000
20037541	12/31/2005	583 29-E-25 AC & BC Retube	2000
20037542	12/31/2005	DC05 507 FCCU New Fresh Catalyst Loader	2000
20037545	12/31/2005	Sulfur Industrial Enclosure	2000
20037546	12/31/2005	511 Hot Cold Coke Slide Valve Actuators	2000
20037547	12/31/2005	DC05 551 24-E-9 A&B Debutanizer Coolers	2000
20037548	12/31/2005	534 Refurbish Piping WWTP	2000
20037549	12131/2005	535 Condensate Cooling SWS Plant	2000

Schedule 1.1(b) – Page 3

Asset	Cap. Date	Asset Description	Asset Class
20037550	12/31/2005	509 Alky Acid Settler Levels	2000
20037551	12/31/2005	509 Alky Acid Settlers	2000
20037552	12/31/2005	511 Nitrogen Header Phase 1	2000
20037553	12/31/2005	DC04 526 40-E-2 A&B Upgrade Bundles and	2000
20037555	12/31/2005	511 Coker CO Boiler BMS Upgrade	2000
20037557	12/31/2005	540 SMR Heater Retube 37-H-1	2000
20037603	1/31/2006	DC05 Foxboro DCS Coker	2000
20037605	1/31/2006	674 Double Bottom Tank 48	2000
20037606	1/31/2006	534 Refurbish Piping WWTP	2000
20037632	5/31/2006	511 Nitrogen Header Phase 1	2000
20037635	5/2/2006	526 Replace Blend Knock Eng Carb& InterF	2000
20037645	4/4/2006	551 24-D-302 DGA Rich FIashD Tie-in Future	2000
20037647	7/31/2006	509 FEL for DuPont Plant Offsites	2000
20037649	5/2/2006	Level Control and Well 24-D-302	2000
20037665	5/31/2006	535 Condensate Cooling SWS Plant	2000
20037673	5/31/2006	509 AlkyAcid Settlers	2000
20037677	7/3/2006	503? Replace 25-D-2	2000
20037678	5/31/2006	509 Alky Acid Settler Levels	2000
20037682	8/31/2006	540 SMR Heater Retube 37-H-1	2000
20037683	7/3/2006	Install TOC Analyzer -Storm Water Sewer	2000
20037685	7/26/2006	36-PM-4 A/B Variable Freq Drive Install	2000
20037697	8/31/2006	545 28-E-202 Sulfur Condenser Replace	2000
20037700	9/30/2006	503 CCR Heater Pilots to Natural Gas	2000
20037701	9/30/2006	507 24-E-104B Upgrade DEA Reboiler	2000
20037703	9/30/2006	517 Train 1 Feed Filter	2000
20037704	9/30/2006	526 Tank 7 Heaters and Mixers	2000
20037705	9/30/2006	511 Coker SNCR Phase 2 Eng Co Boiler	2000
20037706	6/30/2006	510 Hydrocracker Corrosion Control	2000
20037707	6/30/2006	Tier II Gasoline (Premcor)	2000
20037710	5/31/2006	674 Tanks 66 Jumpers	2000
20037711	3/31/2006	DCPP NOx Boiler # 2 (Gasifier)	2000
20037712	3/31/2006	CCR Chloride Scrubber	2000

Schedule 1.1(b) – Page 4

Asset	Cap. Date	Asset Description	Asset Class
20037715	XX/31/2006	Foxboro at Repowering	2000
20037731	9/30/2006	545 Sulfur Plant Ammonia / RepowerGas	2000
20037732	9/30/2006	511 Coker Scrubber	2000
20037733	9/30/2006	511 Coker CO Boiler BMS Upgrade	2000
20037743	9/30/2006	511 Hot Cold Coke Slide Valve Actuators	2000
20037747	9/30/2006	507 Modify DGA Regen Accum 24-D-9	2000
20037748	9/30/2006	507 FCCU DGA PSV’s Add Block Valves	2000
20037750	9/30/2006	510 HydroC HyrdroG PSV’s add Block Valves	2000
20037751	9/30/2006	545 SRU Scot PSV’s Block Valves By Pass	2000
20037752	9/30/2006	510 HydroC 36-R-3 Redund Bed Out Temps	2000
20037753	9/30/2006	524 Replace North Flare Seal Pot	2000
20037754	9/30/2006	545 Scot 1 to Scot 2 Stack By-Pass Line	2000
20037755	9/30/2006	540 37-R-3 PSV Sup Structure & Pipe Mods	2000
20037756	9/30/2006	545 SulfRecov Fuel Gas KO Blow to Flare	2000
20037757	9/30/2006	511 22-E-103 A&B Overpressure Protection	2000
20037758	9/30/2006	510 36-E-19 Replacement	2000
20037759	9/30/2006	517 29-E-25 AC & BC Retube	2000
20037760	9/30/2006	551 FCC Gas Plant 24-D-111 Level Trans	2000
20037761	9/30/2006	510 Closed Loop Sample 36-R-2 Effluent	2000
20037762	9/30/2006	511 22-E-107 Upgrade Exchanger Bundle	2000
20037763	9/30/2006	511 22-E-105 Upgrade Exchanger Bundle	2000
20037800	10/31/2006	503 CCR Compressor Vents	2000
20037856	11/30/2006	670 Replace / Retray Benz Extract Tower	2000
20037858	11/30/2006	593 1300# Let Down Stations (Gasifier)	2000
20037860	11/30/2006	507 FCCU COB Steam Superheater Vent	2000
20037911	12/31/2006	507 FCCU Scrubber	2000
20037931	12/31/2006	511 22-K-1 Gland Condenser	2000
20037932	12/31/2006	665 Poly Reactor Filter Bypass	2000
20037933	12/31/2006	FCCU COB Low NOx Burner 23-H-3	2000
20037934	12/31/2006	Tank 66-TC-112 Install Double Bottom	2000
20038090	4/30/2007	Coker Lone Delivery Spare Valve Parts	2000
20038092	4/30/2007	593 DCPP 50# to 40# Steam Header (Gasifier)	2000

Schedule 1.1(b) – Page 5

Asset	Cap. Date	Asset Description	Asset Class
20038139	5/31/2007	Desulferizer Train 4 ULSD	2000
20038140	5/31/2007	Closed Loop Samp TR-4 Foul Water Streams	2000
20038212	10/31/2007	DC07-102130 42K1 recycle Hydro Gas Comp Upgrades	2000
20038256	2/28/2008	DCPP Fuel Gas Liquid Knock Out Improve (Gasifier)	2000
20038526	12/31/2007	DC07-102131 Modify Safety Valves in the CCR Unit	2000
20038528	6/30/2008	DC07-102138 Coker COB Economizer Bypass	2000
20038533	9/30/2007	DC06-102072 26-D-I ElV	2000
20038560	10/31/2007	DC04-101556 503 CCR Compressor K.O. Pots	2000
20038561	10/31/2007	DC06-102022 Drill and install new raw water well 4	2000
20038562	10/31/2007	DC07-102135 TR1 E-1-7 Water Wash Injection	2000
20038643	12/31/2007	DC07-102156 Fire Water Test Heaters	2000
20038645	12/31/2007	DC07-102155 New Lab Equipment	2000
20038734	2/28/2008	Crude Unit PH Control	2000
20038768	3/31/2008	26 E-4 & 6 Poly Plant Upgrade Bundles	2000
20038796	4/30/2008	Coker Scrubber Stack-Skimmer	2000
20038798	4/30/2008	Coker ARU XV valve & new Hat Install	2000
20038799	4/30/2008	Supply UPS Pow to Util-Elec Air Comp	2000
20038823	5/31/2008	DC08-102166 Anticoking Baffle SH Steam Check Valve	2000
20038824	5/31/2008	DC08-102165 Safety Valves in the Coker Unit	2000
20038830	5/31/2008	DC08-102170 22-D-331 Isolation Valves	2000
20038857	6/30/2008	DC07-102154 Coker Unit/ Block Valves	2000
20038859	6/30/2008	DC08-102167 AntiCoking Baffle Access Manways	2000
20038860	6/30/2008	DC07-102159 22 K-1, 22-K-302 Compressor Relia	2000
20038861	6/30/2008	DC07-102158 North Flare H2S Monitoring	2000
20038862	6/30/2008	DC07-102136 ASU Nitrogen Removal	2000
20038919	7/31/2008	DC04-101372-408 Tank Replacement	2000
20038944	8/31/2008	DC06-102034 Instrument & Utility Air System lmprov	2000
20038999	10/31/2008	DC07-102163 New Coker Flushing (Gland) Oil Filter	2000
20039003	10/31/2008	DC06-102021 Drill & Install new raw water Well #3	2000
20039023	11/30/2008	DC08-102176 UPS Power to S/D Instruments 21-KM-1	2000
20039067	12/31/2008	DC08-102195 Crude LDAR Sample Points	2000
20039070	12/31/2008	DC08-102196 Crude Unit Flushing Oil Check Valves	2000

Schedule 1.1(b) – Page 6

Asset	Cap. Date	Asset Description	Asset Class
20039071	12/31/2008	DC07-102084 29-H-101 SIS Modifications	2000
20039072	12/31/2008	DC06-102049 CCR Heaters SIS Upgrade	2000
20039078	12/31/2008	DC08-102253 Vacuum Tower Boot Quench Modifications	2000
20039088	12/31/2008	DC08-102191 29-K-5 Recycle Gas Compressor	2000
20039089	12/31/2008	DC06-102005 DCR Crude Vacuum Heater Revamp	2000
20039090	12/31/2008	DC07-102086 Crude Vacuum Tower Deep Cut	2000
20039093	12/31/2008	CNHTU Safety Shower Installation	2000
20039102	12/31/2008	Crude Unit Quench Drum (21-D-201)Upgrade	2000
20039104	12/31/2008	Alky Spent Acid Vapor Control	2000
20039109	12/31/2008	Coke Handling & Storage Upgrade	2000
20039118	12/31/2008	DC08-102243 SRU Sulfur Tank Alarm	2000
20039119	12/31/2008	DC07-102128 SRU Pit Vents to Thermal Reactors	2000
20039123	12/31/2008	DC07-102160 Crude Emergency Isolation Valves	2000
20039142	1/31/2009	DC08-102185 Unit 29 Area Safety Valve Modification	2000
20039144	1/31/2009	DC08-102172 Unit 21 block Valves for Safety Valves	2000
20039165	2/28/2009	DC08-102177 21-H-701 Desuperheater	2000
20039177	2/28/2009	DC08-102189 FCCU DGA/DEA Safety Shower Installation	2000
20039189	2/28/2009	DC08-102244 Decant Jumper Line from Tk 281 to Tk 2	2000
20039214	2/28/2009	DC08-102263 Refinery Safety Gates	2000
20039260	3/31/2009	DC Frozen Earth Storage	2000
20039277	4/30/2009	New Coker Scrubber TI’s	2000
20039318	5/31/2009	Coker Scrubber Grid Wash	2000
20039405	8/31/2009	Crude Pre-Heat Initiative	2000
20039445	4/30/2009	Boiler #3 CIS Upgrades	2000
20039446	4/30/2009	Boiler #4 CIS Upgrades	2000
20039474	11/18/2009	DCR Nitrogen Header Continuation	2000
20039490	12/31/2009	Blended Resid Coolers
11029344	9/1/2005	Buildings	1100
11029352	9/30/2006	Refinery Fitness Center	1100
11030599	6/30/2007	Admin Bldg Canopy Addition	1100
11030655	7/31/2007	Warehouse Receiving Dock Canopy Roof	1100
11032103	5/31/2009	Facility Siting Upgrades - POLY/ALKY Control Room	1100

Schedule 1.1(b) – Page 7

Asset	Cap. Date	Asset Description	Asset Class
11032104	5/31/2009	Facility Siting Upgrades - CNHTU Control Rm	1100
11032105	5/27/2009	Facility Siting Upgrades - Crude Unit	1100
12028388	9/1/2005	Land Improvements	1200
12028389	12/31/2005	509 FEL for DuPont Plant Offsites	1200
12028480	3/31/2006	Signage for Premcor Acquisition	1200
12032274	7/31/2008	DC08-102173- Site Prep Temp Construction Trailer	1200
12033393	12/31/2008	DC07-102088 Blenders 30” Storm Sewer Line Extend	1200
12033475	12/31/2008	DCPP Security Upgrade Gate 1 & 2 TWIC Comp	1200
12035216	8/24/2009	DCR Main Gate Warehouse and Admin TWIC “Free Zone”	1200
14010923	5/31/2006	Security Signage for Premcor Acq-DC	1400
60004192	9/1/2005	Furniture And Fixtures	6000
60004279	2/28/2007	Furniture for Admin Building	6000
60004305	3/31/2007	Admin Furniture HR and Eng	6000
60004546	11/30/2007	DC07-102150 Purchase Office Furniture for BLDG 12	6000
60004547	11/30/2007	DC06-102046 New lab Chromatograph Equip	6000
60004591	6/30/2008	DC08-102169 Furniture for lnsp.- Bldg 13	6000
60004605	11/30/2008	DC07-102153 - Office Furniture Admin 2nd FL	6000
60004618	11/30/2008	DC08-102239 Furniture for NW Acres Office Complex	6000
33000269	9/1/2005	Laboratory Equipment	3300
33000270	12/31/2005	DC05 566 Oil Analysis Equipment	3300
33000278	10/31/2006	Automated Lab Titration Equipment	3300
33000323	11/30/2007	DC07-102142 LAB DHA, HRGA, and TOC Analyzer Equip	3300
33000423	12/31/2008	DC08-102264 Lab Analyzer Equipment 2008	3300
33000452	4/28/2009	DRUM Washer/ Crusher	3300
80000179	9/1/2005	Communications And Control Systems	8000
80000184	9/30/2006	593 Security Gate 2 ASU Card Readers	8000
80000188	12/21/2006	Infrastructure - Cable Plant Upg - DCRF	8000
80000191	1/31/2007	BASIS Badging System	8000
80000197	6/30/2007	DCPP Intelatrac Implementation	8000
80000212	1/31/2009	DC08-102246 DCR Operations CCTV System	8000
80000217	8/31/2009	DCR Radio Communications Upgrade	8000
70000763	9/1/2005	Computer Equipment	7000

Schedule 1.1(b) – Page 8

Asset	Cap. Date	Asset Description	Asset Class
70000764	1/2005	DC04 655 RCM Implementation	7000
70000765	12/31/2005	DC04 526 Blenders Boss Controller Replace	7000
70000769	9/30/2006	Refinery WAN Router Upgrade - Delaware	7000
70000773	9/30/2006	PC Replacement and Infrastructure DCRF	7000
70000823	3/31/2007	2007 Desktop H/W Replacement - DEDCRF	7000
70000844	12/31/2007	Inst new VoIP infrastructure & ph syst	7000
71003694	9/30/2006	VMWare/SAN Implementation - Delaware City	7100
71003695	9/30/2006	Instrument Interfacing - DCRF	7100
71003701	9/30/2006	Rollout of Whse Handheld Device/Barcode - DC	7100
71003704	6/19/2006	Premcor Acquisition - DC Computer Hardware	7100
71003778	11/12/2006	Process Control Network Security Enh. - DC	7100
71003803	1/8/2007	Delaware City Track Implementation	7100
71004155	10/31/2007	DC07-102091 CCR Distributed Control Sys Upgrade	7100
71004196	11/30/2007	Refinery Tkt Imaging &Rpt Automation - DC	7100
71004249	1/31/2008	NetScout- Delaware	7100
71004256	1/31/2008	WAN Optimization - Delaware	7100
71004324	3/31/2008	2008 Desktop H/W Replacement - DCRF	7100
71004443	9/30/2008	VCSO8-ISl87 SCCM 2007 Upgrade - DC HW	7100
71004486	8/31/2008	VCSO8-IS088 Refinery Voice/Network Tech Refresh	7100
71004513	1/1/2009	DCOS-IS078 2008 I/S Generator System - DCRF	7100
71004644	7/14/2009	Oil Mvmt System Foxboro Install - DCRF	7100
71004756	9/30/2009	VCSO9-IS062 2009 PC Replacement - Refineries HW DC	7100
72001671	3/31/2009	Desulfurizer DCS Reliability Initiative	7200
72001672	3/31/2009	Crude Unit DCS Upgrade	7200
998982	11/30/2008	Instruments - Material	90001
998983	3/31/2008	Towers/Reactors - Material	90001
1007043	8/31/2008	Pipe/Flanges/Fittings - Material	90001
1011003	11/30/2008	Pipe/Flanges/Fittings - Phase 3	90001
1011528	10/31/2008	Pipe/Flanges/Fittings - Phase 3	90001
1011529	12/31/2008	Valve - Phase3	90001
1012292	10/31/2008	Transfer in from DCO6-102045 - Materials	90001
1015821	5/31/2009	Pumps - Phase 3	90001

Schedule 1.1(b) – Page 9

Asset	Cap. Date	Asset Description	Asset Class
1015822	2/28/2009	Mixers- Phase 3	90001
1015823	3/31/2009	Towers/Reactors- Phase 3	90001
1015824	6/30/2009	Storage Tanks- Phase 3	90001
1020546	10/31/2009	Concrete and Foundations- Contractor	90001
1020548	8/31/2009	Structural Steel- Material	90001
1020550	6/30/2009	Pipe/Flanges/ Fittings- Material	90001
1020556	9/30/2009	Electrical- Material	90001
1020558	6/30/2009	Instruments- Material	90001
1020572	6/30/2009	Misc. Equip’t & Spare Parts- Materials	90001
1020575	5/31/2009	Other- Materials	90001
1020722	8/31/2009	Other - Material	90001
1021317	9/30/2009	Structural Steel	90001
1021340	7/31/2009	Structural Steel - Material	90001
1021344	7/31/2009	Valve - Material	90001
1021346	8/31/2009	Electrical - Material	90001
1021351	7/31/2009	Misc. Equip’t & Spare Parts - Materials	90001
20037490	9/1/2005	GASIFICATION PLANT	2000
20037492	9/1/2005	Steam & Condensate Systems (Gasifier)	2000
20037493	9/1/2005	Electrical Power Generation & Distribution (Gasifier)	2000
20037679	7/26/2006	CT2 2nd Stage Hot Gas Path Parts (Gasifier)	2000
20037681	7/26/2006	CTl 1st & 3rd Stage Hot Gas Path Parts (Gasifier)	2000
20037702	9/30/2006	706 Brackish Water Header System (Gasifier)	2000
20039534	12/31/2009	Combined Cycle Power Plant (excluding TG-3)	Group
20038858	6/30/2008	DC06-102058 l5KV Breaker for TG-3 (Gasifier)	2000
		Turbo-generators 1,2,3 and 4 (TG’s 1-4)

		CT’s 1 and 2 and associated HRSGs and associated spare parts

		Air Separation Unit (ASU)

		DCS system and controls

Schedule 1.1(b) – Page 10

Section 1.1(c)

Tangible Personal Property Stored Offsite

1.	Dresser Rand provides storage and rotation, if needed, for certain large rotors unique to the Refinery’s rotating equipment, under a Valero Multi-Site Agreement. Storage costs are estimated at $45,000 for six months of storage. Because these are being stored pursuant to a Multi-Site Agreement, Buyer will need to make its own arrangements for the storage of these rotors after Closing, and Buyer will be required to pay (or reimburse Valero for) any storage costs associated with them after Closing. Following is a list of the rotors, all of which are included in the Assets:

Manufacturer	Model No.	Client Reference	Unit S/N
Ingersoll Rand	11 Stage Impulse	23KT-2	1818
Ingersoll Rand	MTA-477	23K-2	1819
Delaval	5BL(2)44	27K-101	708931
Ingersoll Rand	11 Stage, 12000 Frame	22KT-1	1847
Dresser Rand	MTGB-542	25K-1A (Re Rate2)	1891
Dresser Rand	3M6-5	22K-302AA	3/5/4907
Dresser Rand	2M10-8	22K-302AB	2/8/4880
Tubodyne	S2T5	22KT-302	37024
Sulzer	RIK140-6	83K-0001	28374V11104
Elliot	2SBH2	27KT1	C003709
Ingersoll Rand	12 Stage Impulse, Condensing	23KT-1	1801
Ingersoll Rand	MTG652	24-K-1/2	1841/1843
Murray	RG4	27-KT-101	5195
Elliot	18P450	27K1	3417
Dresser Rand	745B6	42K1	7174
Dresser Rand	MTG-652	24K1/2R1	1841/1843
Dresser Rand	MTG-652	24K1/2R2	1841/1843
Dresser Rand	MTG-652	24K1/2R3	1841/1843
Dresser Rand	1100	24KT1/2R1	1840/1842
Dresser Rand	1100	24KT1/2R2	1840/1842
Dresser Rand	1100	24KT1/2R3	1840/1842

2.	Chalmers & Kubeck provides storage and repair of pressure safety valves (PSV) for the Refinery under Premcor National Service Agreement (Contract No. DC04NS070), which is included in the Assigned Contracts. All of the Refinery PSVs stored with Chalmers & Kubeck are included in the Assets. When required for use at the Refinery, vendor is notified and tests and certifies the PSV prior to shipping to Refinery. Refinery pays for the costs of the test/certification but the storage has historically been without charge. Seller has been advised that if

Buyer wishes to have the PSVs delivered to the Refinery, the delivery costs are estimated to be $6,600, and the PSVs will be delivered on 40-45 pallets.

3.	Harbison-Walker Refractories (“HWR”) is storing some Refinery refractory brick (which we believe is related to the gasifier) in its facility in Leetsdale, Pennsylvania, pursuant to PO No. 4501381966 issued by Premcor Refining on February 7, 2008. All such brick is included in the Assets. Following is a list of the brick stored by HWR; this list was provided by HWR:

Item #	Brand	Size / Shape	Pcs / Pal	No of Pal	Total Pcs
97749	AUREX 75	SRTI-903 GS GF	52	1	52
97752	AUREX 75	SRTI-906 GS GF	96	1	96
81861	AUREX 75	Tl-938 GS GF	60	1	60
81861	AUREX 75	TI-938 GS GF	33	1	33
97748	AUREX 75	SRTI-902 GS GF	40	1	40
97751	AUREX 75	SRTI-905 GS GF	42	2	84
132157	AUREX 75	9 X (4 1/2-3 1/2) X 100MM KEY 01	102	2	204
81863	AUREX 75	9 X (4 1/2-3 1/2) X 100MM KEY 02	114	1	114
81863	AUREX 75	9 X (4 1/2-3 1/2) X 100MM KEY 02	113	1	113
81863	AUREX 75	9 X (4 1/2-3 1/2) X 100MM KEY 02	39	1	39

Section 1.1(d)

Certain Permitted Liens

1.	Rights of access to the Refinery and other rights granted to Motiva Enterprises LLC and obligations imposed upon the Refinery owner under that certain Access Agreement between Motiva Enterprises LLC and Premcor Refining dated April 30, 2004.

2.	The following unrecorded leases:

a.	Agricultural Lease, dated January 11, 2010, between The Premcor Refining Group Inc., as landlord, and Kenny Lester, as tenant, with respect to approximately 220 acres of land (Fields #46, 47, 48 and 18, per Map #1201-110- CE99).

b.	Agricultural Lease, dated January 11, 2010, between The Premcor Refining Group Inc., as landlord, and Philip Proud, as tenant, with respect to approximately 373 acres of land (Fields #49, 50, 51, 52, 53, 13, 14, plus 2 unnumbered fields – approximately 30 acres each, all as per Map #1201-110-CE99).

c.	Agricultural Lease, dated January 11, 2010, between The Premcor Refining Group Inc., as landlord, and Hill Farming, LLC, as tenant, with respect to approximately 384 acres of land (Fields #DC-1, DC-2, DC-3, DC-4, DC-5, DC-6, DC-7, DC-8, DC-9, DC-l0, DC-11, DC-12, DC-13, DC-l4, DC-15, DC-l8, 19).

d.	Lease Agreement, dated May 11, 2006, by and between Valero Terminaling and Distribution Company (as agent for The Premcor Refining Group Inc.), as landlord, and BRT, Inc., as Tenant, with respect to one truck parking space at the truck rack terminal, as amended and clarified by the Confirmation of Agency Relationship, Assignment and Assumption of Lease and Clarification of Lease Terms, dated October 1, 2009, which clarified that The Premcor Refining Group Inc. was the landlord and increased the number parking spaces from one to two.

e.	Lease Agreement, dated May 1, 2005, between The Premcor Refining Group Inc., as landlord, and Eagle Transport Corporation, as tenant, with respect to one truck parking space and a 550 s.f. office at the truck rack terminal.

3.	Intentionally deleted

4.	Intentionally deleted

5.	DECLARATION OF RESTRICTIONS by Star Enterprise, a New York general partnership dated October 30, 1991 and recorded in the Office aforesaid on November 15, 1991 in Deed Record 1255, Page 57.

6.	DECLARATION OF RESTRICTIONS by IPI Ventures, LLC and joined into by The Premcor Refining Group Inc., dated September 22, 2004 and recorded in the Office aforesaid on November 10, 2004 in Document No. 20041110-0122199.

7.	EASEMENT AGREEMENT (ACCESS) between Star Enterprise, a New York general partnership to Standard Chlorine of Delaware, Inc., a Delaware corporation dated April 29, 1998 and recorded in the Office aforesaid on May 8, 1998 in Deed Record 2439, Page 20.

8.	AFFIDAVIT OF OWNERSHIP as set forth in Document No. 20060803-0073714.

9.	AFFIDAVIT AND ASSIGNMENT OF RIGHTS-OF-WAY AND PERMITS between Shell Pipeline Company LP, a Delaware limited partnership and The Premcor Pipeline Co., a Delaware corporation dated April 16, 2009 and recorded in the Office aforesaid on July 29, 2009 in Document No. 200907290050228.

10.	FIRST AMENDMENT TO EASEMENT AND RIGHT OF WAY AGREEMENT between The Premcor Refining Group Inc., a corporation of the State of Delaware and Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia, dated August 1, 2009 and recorded in the Office aforesaid on September 15, 2009 in Document No. 20090915-0060069.

11.	CONSERVATION EASEMENT by The Premcor Refining Group Inc., and The State of Delaware acting by and through the Department of Natural Resources and Environmental Control, dated June 20, 2005 and recorded in the Office aforesaid in Document No. 20050823-0084746.

12.	CONSERVATION EASEMENT by The Premcor Refining Group Inc., and the State of Delaware acting by and through the Department of Natural Resources and Environmental Control, dated August 25, 2005 and recorded in the Office aforesaid in Document No. 20050830-0087550.

13.	CONSERVATION EASEMENT by The Premcor Refining Group, Inc., and the State of Delaware acting by an through the Department of Natural Resources and Environmental Control, dated November 20, 2007 and recorded in the Office aforesaid on November 28, 2007 in Document No. 20071128-0101680.

14.	INDENTURE OF EASEMENT regarding easement to Delaware Department of Transportation to construct water control devices between Tidewater Oil Company, a Delaware corporation and the State of Delaware dated August 26, 1966 and recorded in the Office aforesaid on December 1, 1966 in Deed Record E, Volume 78, Page 105.

15.	EASEMENT AGREEMENT between Motiva Enterprises LLC, a Delaware limited liability company and Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia dated August 14, 2002 and recorded in the Office aforesaid on September 20, 2002 in Document No. 20020920-0090634.

16.	EASEMENT AGREEMENT from Motiva Enterprises LLC, a Delaware limited liability company and Delmarva power & Light Company, a corporation of the State of Delaware dated August 14, 2002 and recorded in the Office aforesaid on September 20, 2002 in Document No. 20020920-0090637.

17.	EASEMENT AGREEMENT between Colonial School District and The Premcor Refining Group Inc., dated June 30, 2006 and recorded in the Office aforesaid in Document No. 200607190068768.

18.	EASEMENT AGREEMENT between New Castle County and The Premcor Refining Group Inc., dated March 12, 2007 and recorded in the Office aforesaid in Document No. 20070312-0023387.

19.	EASEMENT AGREEMENT between the Colonial School District and State of Delaware, dated July 17, 2008 and recorded in the Office aforesaid in Document No. 200807220050169.

20.	MEMORANDUM OF ESCROW AGREEMENT between Star Enterprise, a New York General partnership and Delmarva Power & light Company, a Delaware and Virginia corporation dated August 12, 1993 and recorded in the Office aforesaid on August 19, 1993 in Deed Record 1574, Page 23.

21.	EASEMENT FOR GAS PIPELINE between Getty Refining and marketing Company and Getty Pipeline, Inc., dated March 8, 1983 and recorded in the Office aforesaid on March 11, 1983 in deed record L, Volume 121, Page 165.

22.	EASEMENT AGREEMENT FOR UNDERGROUND GAS MAIN between Tidewater oil Company, a corporation of the State of Delaware and Delaware Power & Light Company, a Delaware corporation, dated July 22, 1965 and recorded in the Office aforesaid on August 16, 1965 in Deed Record R, Volume 75, Page 39.

23.	GRANT OF EASEMENT AND RIGHT OF WAY from Getty Oil Company, a Delaware corporation to Eastern Shore Natural Gas Company, a Delaware corporation to construct a pipeline dated September 9, 1971 and recorded in the Office aforesaid on September 17, 1975 in Deed Record X, Volume 90, Page 593.

24.	PERMANENT EASEMENT AGREEMENT between Motiva Enterprises, LLC, a Delaware limited liability company and The State of Delaware by and through the Department of Transportation, dated June 3, 2003 and recorded in the Office aforesaid on September 5, 2003 in Document No. 20030905-0110819.

25.	PERMANENT GAS EASEMENT AGREEMENT from Motiva Enterprises LLC, a Delaware limited liability company and Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia dated and recorded October 19, 1998 in the Office aforesaid in Deed Record 2525, Page 344.

26.	PERMANENT GAS EASEMENT AGREEMENT between Motiva Enterprises LLC, a Delaware limited liability company and Eastern Shore National Gas Company, a Delaware corporation dated February 1, 1999 and recorded in the Office aforesaid on February 3, 2000 in Deed Record 2779, Page 238.

27.	PERMANENT GAS EASEMENT AGREEMENT between Motiva Enterprises LLC, a Delaware limited liability company and Eastern Shore National Gas Company, a Delaware corporation dated February 2, 1999 and recorded in the Office aforesaid on February 3, 2000 in Deed Record 2779, Page 244.

28.	DECLARATION AND NOTICE OF LAND USE FOR HAZARDOUS WASTE MANAGEMENT by Getty Refining and Marketing Company, a corporation of the State of Delaware, dated July 26, 1983 and recorded in the Office aforesaid on July 29, 1983 in Deed Record E, Volume 123, Page 238.

29.	DECLARATION AND NOTICE OF LAND USE FOR HAZARDOUS WASTE MANAGEMENT by Star Enterprise, a general partnership organized under the New York Uniform Partnership Act dated August 6, 1997 and recorded in the Office aforesaid on August 15, 1997 in Deed Record 2314, Page 241.

30.	LAND DEVELOPMENT IMPROVEMENT AGREEMENT between Motiva Enterprises, LLC and New Castle County, a political subdivision of the State of Delaware dated January 17, 2003 and recorded in the Office aforesaid on January 30, 2003 in Document No. 20030130-0012906.

31.	LAND DEVELOPMENT IMPROVEMENT AGREEMENT between Premcor Refining Group, Inc. and New Castle County dated August 19, 2005 and recorded in the office aforesaid on August 26, 2005 in Document No. 20050826-0086258.

32.	LAND DEVELOPMENT IMPROVEMENT AGREEMENT by and between Premcor Refining Group Inc. and New Castle County, dated November 20, 2006 and recorded in the Office aforesaid on January 4, 2007 in Document No. 20070104-0001091.

33.	LAND DEVELOPMENT IMPROVEMENT AGREEMENT between Premcor Refining Group and New Castle County, dated May 14, 2007 and recorded in the Office aforesaid in Document No. 20070621-0055691.

34.	PIPELINE RIGHT OF WAY GRANTS between Getty Refining and Marketing Company and Getty Pipeline, Inc., dated March 6, 1984 and recorded in the Office aforesaid on January 10, 1985 in Deed Record 194, Page 229; Deed Record 194, Page 240 and Deed Record 194, Page 245.

35.	GRANT OF RIGHT OF WAY TO CONSTRUCT AND MAINTAIN A METERING AND REGULATING STATION AND TO INSTALL A PIPELINE from Star Enterprise, a general partnership formed under the New York Uniform Partnership Act, to Eastern Shore National Gas Company, a Delaware corporation, dated April 3, 1992 and recorded April 9, 1992 in the Office aforesaid in Deed Record 1314, Page 87.

36.	POST-CLOSURE NOTICE given by Motiva Enterprises LLC, dated January 7, 2004 and recorded in the Office aforesaid on January 9, 2004 in Document No. 20040109-0004557.

37.	POST-CLOSURE NOTICE given by The Premcor Refining Group Inc., as set forth in Document No. 20050825-0086154.

38.	RIGHT OF WAY AGREEMENT FOR RAILROAD SPUR between Tidewater oil Company, a corporation of the State of Delaware and The Philadelphia, Baltimore and Washington Railroad Company, a Delaware corporation dated November 22, 1966 and recorded in the office aforesaid on February 3, 1967 in deed Record M, Volume 78, Page 156.

39.	RIGHT OF WAY AGREEMENT TO CONNECT TO RAILROAD LINE between Tidewater Oil Company, a corporation of the State of Delaware and Standard Chlorine of Delaware, Incorporated, a corporation of the State of Delaware, dated December 21, 1965 and recorded in the Office aforesaid on March 1, 1966 in Deed records S, Volume 76, Page 137.

40.	DECLARATION OF RECIPROCAL EASEMENT by Star Enterprise, a Delaware corporation dated July 27, 1993 and recorded in the Office aforesaid on August 6, 1993 in Deed Record 1568, Page 205.

41.	RESERVATIONS contained in Deed from Star Enterprise, a New York general partnership to Motiva Enterprises LLC, a Delaware limited liability company, dated October 1, 1998, and recorded in the Office aforesaid in Deed Record 2567, Page 286.

42.	TEN FEET WIDE RIGHT OF WAY as shown on a survey by Dixie Line Surveys, Inc., for those portions of the Insured premises identified as parcels 1 and 2, set forth in Deed between Tidewater Oil Company and Stauffer Chemical Company, dated December 6, 1960 and recorded December 9, 1960 in the Office aforesaid in Deed Record D, Volume 67, Page 453.

43.	RIGHT OF WAY AGREEMENT between Tidewater Oil Company, a corporation of the State of Delaware and Air Products and Chemicals, Inc., a corporation of the State of Delaware dated June 21, 1962 and recorded in the Office aforesaid on August 27, 1962 in Deed Record W, Volume 69, Page 608.

44.	DECLARATION OF EASEMENT (STORMWATER MANAGEMENT) from Star Enterprise, a New York general partnership to Standard Chlorine of Delaware, a Delaware corporation dated April 29, 1998 and recorded in the Office aforesaid on May 8, 1998 in Deed Record 2439, Page 16.

45.	SUB AQUEOUS LANDS LEASE AND PERMIT granted to The Premcor Refining Group Inc., recorded in the Office aforesaid on December 30, 2008 in Document No. 20081230-0081610

46.	SURFACE LEASE between Getty Refining and Marketing Company, a Delaware corporation and Getty Pipeline, Inc., a Delaware corporation dated March 6, 1984 and recorded in the Office aforesaid on January 10, 1985 in Deed Record 194, Page 255.

47.	TERMS, CONDITIONS, RESTRICTIONS, COVENANTS, EASEMENTS AND RIGHTS OF WAY as set forth on Boundary Survey for Lands of Star Enterprises, dated May 11, 1998, May 14, 1998, May 20, 1998 and October 20, 1998 for various parcels, prepared by Dixie Line Surveys, Inc., as listed below:

a.	Parcel 4B: exceptions include those portions within the right-of-way of Governor Lea Road.

b.	Parcel 4A: exceptions include those portions within the rights-of-way of Schoolhouse Road and Governor Lea Road; the permanent drainage easement on the northeasterly side of Road 406 and the utility poles along Delaware Route 1

c.	Parcel 2: exceptions include 6 feet wide right-of-way for sewers to Stauffer Chemical (not recorded) along northerly boundary and the 40 feet wide Delmarva Power & Light Co. easement along with River Road right-of-way (including reference in Deed Record S, Volume 69, Page 592)

d.	Parcel 1: exceptions include the waters of Dragon Run Creek, the North Drain of Dragon run Creek Water, a 10 feet wide right-of-way for Stauffer Chemical along the northerly boundary of the parcel, a 40 feet wide Delmarva Power & Light Co. easement along the St. George’s Clerks Corner Road (including reference Deed Record S, Volume 69, page 592) and the Bridge No. 308 Taking (reference Deed Record B, Volume 106, Page 7)

e.	Parcel 6: exceptions include the waters of Doll Run;

f.	Parcel 3B: exceptions include the area leased to Getty Pipeline Inc., 5 feet Wide right-of-way for sewers to Stauffer Chemical Co. and the 40 feet DPI & L right-of-way; rights of others to an alley running northerly from Williams Street west of Jefferson Street and 20 feet wide easement for walkway in southeasterly area of the property.

48.	UTILITY AGREEMENT regarding electrical easement by and between Tidewater Oil Company, a corporation of the State of Delaware and Delmarva Power & Light Company, a Delaware corporation dated July 3, 1967 and recorded in the Office of the Recorder of Deeds in and for New Castle County, State of Delaware on March 15, 1972, at Deed Record A, Volume 86, Page 503.

49.	EASEMENT AND RIGHT OF WAY AGREEMENT FOR ELECTRIC, GAS, WATER, SEWER, ETC., from Star Enterprise, a general partnership formed under the New York Uniform Partnership Act to Delmarva Power & Light Company, a corporation of the State of Delaware dated and recorded December 31, 1991 in the Office aforesaid in Deed Record 1271, Page 289.

50.	ELECTRIC DISTRIBUTION EASEMENT AND RIGHT OF WAY AGREEMENT between Star Enterprise, a New York general partnership and Delmarva Power & Light Company dated January 15, 1993 and recorded in the Office aforesaid on April 28, 1993 in Deed record 1511, Page 99.

51.	ELECTRIC DISTRIBUTION LINE EASEMENT AGREEMENT from Star Enterprise, a New York general partnership to Delmarva Power & Light Company dated November 28, 1990 and recorded in the Office aforesaid on January 11, 1994 in Deed Record 1659, Page 212.

52.	UTILITY EASEMENT AGREEMENT TO INSTALL A GAS LINE between Motiva Enterprises LLC and Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia dated October 31, 2001 and recorded in the Office aforesaid on November 16, 2001 in Document No. 20011116-0095290.

53.	EASEMENTS RESERVED IN DEED between Motiva Enterprises LLC, a Delaware limited liability company and Delmarva Power & Light Company, a corporation of the State of Delaware dated August 14, 2002 and recorded in the Office aforesaid on September 20, 2002 in Document No. 20020920-0090630.

54.	RESERVATION APPEARING IN DEED from Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia to Motiva Enterprises LLC, a Delaware limited liability company, dated June 25, 2002 and recorded September 20, 2002 in the Office aforesaid in Document No. 20020920-0090631.

55.	EASEMENT AGREEMENT REGARDING ELECTRIC AND GAS DISTRIBUTION SYSTEMS between Motiva Enterprises LLC, a Delaware limited liability company and Delmarva Power & Light Company, a corporation of the State of Delaware dated August 14, 2002 and recorded in the Office aforesaid on September 20, 2002 in Document No. 20020920-0090635.

56.	AGREEMENT FOR UNDERGROUND POWER LINES between Getty Refining and Marketing Company, a corporation of the State of Delaware and Delmarva Power

& Light Company, a Delaware corporation, dated January 2, 1979 and recorded in the Office aforesaid on January 26, 1979 in deed record L, Volume 104, Page 97. this Agreement supercedes and cancels prior Agreement between Getty Oil Company (Eastern Operations), Inc., a corporation of the State of Delaware and Delmarva Power & Light Company, a Delaware corporation, dated March 19, 1976 and recorded on April 9, 1976 in Deed Record U, Volume 92, Page 34.

57.	UTILITY EASEMENT AGREEMENT from Star Enterprise, a New York general partnership to Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia for electric, gas and communication facilities dated October 7, 1997 and recorded in the Office aforesaid on November 24, 1997 in Deed Record 2361, Page 34.

58.	UTILITY EASEMENT AGREEMENT between The Premcor Refining Group Inc., and Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia, dated June 15, 2006 and recorded September 27, 2006 in Document No. 20060927-0092303.

59.	AGREEMENT TO CONSTRUCT OVERHEAD POWER LINES between Getty Oil Company, a corporation of the State of Delaware and Delmarva Power & Light Company, a Delaware corporation dated May 15, 1970 and recorded in the Office aforesaid on January 11, 1971 in Deed Record M, Volume 84, Page 523.

60.	AGREEMENT TO CONSTRUCT OVERHEAD POWER LINES between Tidewater Oil Company, a corporation of the State of Delaware and Delmarva Power & Light Company, a Delaware corporation dated July 16, 1964 and recorded in the Office aforesaid on August 25, 1964 in Deed Record P, Volume 73, Page 314.

61.	EASEMENT FOR INSTALLATION OF ELECTRIC LINES between Getty Refining and Marketing Company, a corporation of the State of Delaware and Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia dated January 10, l983 and recorded in the Office aforesaid on August 31, 1983 in deed Record P, Volume 123, Page 280.

62.	AGREEMENT TO INSTALL OVERHEAD ELECTRIC POWER LINES between Getty Oil Company (Eastern Operations), Inc., a corporation of the State of Delaware and Delmarva Power & Light Company, a corporation of the State of Delaware dated April 23, 1973 and recorded in the Office aforesaid on May 21, 1973 in Deed Record T, Volume 87, Page 442.

63.	AGREEMENT TO INSTALL OVERHEAD ELECTRICAL LINE AND GAS MAIN between Tidewater Oil Company, a corporation of the State of Delaware and Delaware Power & Light Company, a Delaware corporation dated July 22, 1965 and recorded September 29, 1965 in Deed Record W, Volume 75, Page 397. This Agreement supersedes and cancels prior Agreements between Tidewater Oil Company, a corporation of the State of Delaware and Delaware Power & Light

Company, a Delaware corporation dated December 24, 1964 and recorded on January 28, 1965 in Deed Record M, Volume 74, Page 255 and Agreement dated June 22, 1962 and recorded July 30, 1962 in Deed Record S, Volume 69, Page 592.

64.	AGREEMENT REGARDING GRANTING OF RIGHTS OF WAY AND EASEMENTS between Tidewater Oil Company, a corporation of the State of Delaware and Delaware Power & Light Company, a corporation of the State of Delaware dated October 21, 1965 and recorded in the Office aforesaid on October 24, 1966 in Deed Record Y, Volume 77, page 519; as amended by Agreement between Getty Oil Company, a Delaware corporation and Delmarva Power & Light Company, a Delaware corporation dated April 29, 1970 and recorded in the Office aforesaid on July 24, 1970 in deed Record X, Volume 83, Page 90 and as further amended by Agreement between Getty Oil Company (Eastern Operations), Inc., a Delaware corporation and Delmarva Power & Light Company, a Delaware corporation dated June 8, 1973 and recorded in the Office aforesaid on August 22, 1973 in Deed Record E, Volume 88, Page 349.

65.	EASEMENT AGREEMENT (ELECTRIC POWER LINE) between Tidewater Oil Company, a Delaware corporation and Diamond Alkali Company, a Delaware corporation dated March 14, 1966 and recorded in the Office aforesaid on February 7, 1969 in Deed Record Z, Volume 81, Page 10.

66.	EXCEPTIONS AS CONTAINED IN SPECIAL WARRANTY DEED from Texaco Refining and Marketing, Inc., a Delaware corporation to Star Enterprise, a New York general partnership, dated December 31, 1988 and recorded in the Office aforesaid in Deed Record 814, Page 314.

67.	EASEMENT FOR WATER LINES between Texaco Refining and marketing, Inc. and Wilmington Suburban Water Corporation dated September 23, 1987 and recorded in the Office aforesaid on November 3, 1987 in Deed Record 620, Page 246.

68.	AGREEMENT REGARDING DISCHARGE OF WASTEWATER between Star Enterprise, a New York general partnership and American Mirrex Corporation, a Delaware corporation dated March 29, 1993 and recorded in the Office aforesaid on July 22, 1993 in Deed record 1560, Page 18.

69.	EASEMENT REGARDING INSTALLATION OF A WATER MAIN AND WATER LINES from Star Enterprise, a New York general partnership to united Water Delaware, dated July 24, 1996 and recorded in the Office aforesaid on August 19, 1996 in Deed Record 2154, Page 239.

70.	AGREEMENT TO CONSTRUCT AND MAINTAIN MONITORING WELLS between Getty refining and Marketing Company, a corporation of the State of Delaware and Delmarva Power & Light Company, a corporation of the State of Delaware and the Commonwealth of Virginia, dated February 18, 1982 and recorded in the Office aforesaid on March 3, 1982 in Deed Record T, Volume 117, Page 113.

71.	RECORD MINOR SUBDIVISION PLAN Delmarva Power, as recorded in the office aforesaid on December 9, 1997 in Microfilm No. 4672. Exceptions include: Building Setback Line (no depth given) along River Road.

72.	RECORD MINOR LAND DEVELOPMENT AND SUBDIVISION PLAN for Star Enterprise – Repowering Project as recorded in the Office aforesaid on August 18, 1997 in Microfilm No. 13276. Exceptions include: Extinguishment of a portion of 30 feet wide access easement; building restriction line of 40 feet in depth; existing 30 feet wide access easements; utilities lines as shown on the plan; General Notes.

73.	RECORD MINOR LAND DEVELOPMENT PLAN for Star Enterprise as recorded in the Office aforesaid on November 4, 1997 in Microfilm No. 13347. Exceptions include: Notes and utilities as shown on the plan.

74.	RECORD MINOR LAND DEVELOPMENT PLAN for Star Enterprise – Repowering Project as recorded in the Office aforesaid on May 15, 1998 in Microfilm #13506. Exceptions include: General Notes: General Data paragraph on restoration of impervious cover; utilities as shown on the plan; proposed access drive; proposed access easement for Parcel 4E; building restriction lien of 40 feet in depth; dedication of Governor Lea Road right-of-way; storm water management easement on east side of Route 9.

75.	RECORD UTILITY PLAN for Conectiv Power Delivery on Lands of Motiva Enterprises – Parcels 1 & 2 as recorded in the Office aforesaid on November 24, 1998 in Microfilm No. 13710. Exceptions include: Ten foot wide easement (1); ten foot wide easement (2A); 35 foot wide easement from Schoolhouse Road and parallel to Wrangle Hill Road; utilities as shown on the plan; Notes.

76.	EXPLORATORY RECORD MINOR LAND DEVELOPMENT PLAN, Motiva Enterprises, L.L.C., as recorded in the Office aforesaid at Document No. 20011003-0082111. Exceptions include: Utilities as shown on the plan; General Notes.

77.	RECORD MINOR LAND DEVELOPMENT PLAN – SHOP MODULAR BUILDING ADDITION – MOTIVA ENTERPRISES, L.L.C. as recorded in the office aforesaid on April 11, 2003 in Document No. 200304110044537. Exceptions include: General Notes; utilities as shown on the plan.

78.	RECORD MINOR LAND DEVELOPMENT PLAN – PROPOSED UNIT NO. 22-S02 SCRUBBER COMPLEX FOR MOTIVA ENTERPRISES L.L.C. as recorded in the Office aforesaid on May 30, 2003 in Document No. 20030530-0065709. Exceptions include: General Notes; utilities as shown on the plan.

79.	SUBDIVISION PLAN FOR LANDS OF MOTIVA ENTERPRISES, LLC WASHINGTON STREET, THE CITY OF DELAWARE CITY, dated March 5, 2001 and recorded in the Office aforesaid in Document No. 200l0719-0057703.

80.	RECORD RESUBDIVISION PLAN – SHOP MODULAR BUILDING ADDITION MOTIVA ENTERPRISES, L.L.C., recorded in Document No. 20031010-0130681.

81.	RECORD MINOR SUBDIVISION PLAN Delmarva Power, as recorded in the office aforesaid on January 24, 1978 in Microfilm No. 4717. Exceptions include; Building Restriction Line of 40 feet in depth along River Road.

82.	RECORD MINOR SUBDIVISION PLAN Getty Refining & Marketing Co. as recorded in the Office aforesaid on May 3, 1979 in Microfilm No. 5151.

83.	RECORD MINOR LAND DEVELOPMENT PLAN – School House Road – County Road #406 as recorded in the Office aforesaid on April 10, 1985 in Microfilm No. 7535. Exceptions include: notes, General Notes, Fire Lane Note, 60 feet wide Conrail right-of-way, 40 feet wide DP & L easement and right-of-way.

84.	RECORD MINOR LAND DEVELOPMENT PLAN – Instrument Repair Facility for Star Enterprise as recorded in the Office aforesaid on October 24, 1990 in Microfilm No. 10634. Exceptions include: Notes and utility lines as shown on the plan.

85.	RECORD MINOR LAND DEVELOPMENT PLAN – Administration Building for Star Enterprise as recorded in the Office aforesaid on November 29, 1990 in Microfilm No. 10679. Exceptions include: Notes and utility lines as shown on the plan.

86.	RECORD MINOR SUBDIVISION PLAN Lands of Delmarva Power & Light Company to be conveyed to Star Enterprise, as recorded in the Office aforesaid on July 26, 1991 in Microfilm No 10956. Exceptions include; 30 feet wide access easement to Parcel 4C; access easement to Parcels 2 and 3; 30 feet wide access easement to Parcel 2; building restriction line of 40 feet in depth; notes.

87.	RECORD MINOR SUBDIVISION PLAN Lands of to be Star Enterprise to be conveyed to Delmarva Power & Light Company, as recorded in the Office aforesaid on August 16, 1993 in Microfilm No. 11774. Exceptions include: Proposed 30 feet wide access easement to Parcel 4 east of Parcel 3; proposed 30 feet wide access easement to Parcel 4 north of Parcels 4 and 5; three existing 30 feet wide access easements; Notes; building restriction line of 40 feet in depth.

88.	RECORD MINOR LAND DEVELOPMENT PLAN of Star Enterprise as recorded in the Office aforesaid on March 24, 1992 in Microfilm No. 11175. Exceptions include: Notes, utility lines as shown on the plan and existing railroad tracks.

89.	RECORD MINOR LAND DEVELOPMENT/RESUBDIVISION PLAN for Parcels 4A & 4B DuPont Red Lion Plant as recorded in the Office aforesaid on July, 14, 2004 in Document No. 200407140077518.

90.	MAJOR LAND DEVELOPMENT PLAN for Colonial School District as recorded in the Office aforesaid on May, 25, 2006 in document No. 20060525005078.

91.	RECORD MINOR REDEVELOPMENT PLAN for Premcor Petroleum Coke Warehouse as recorded in the Office aforesaid on July 20, 2006 in Document No. 200607200069256.

92.	RECORD RESUBDIVISION PLAN for Parcels 4A & 4B Dupont Red Lion Plant as recorded in the Office aforesaid on September 1, 2006 in Document No. 200609010084363.

93.	RECORD MINOR LAND DEVELOPMENT PLAN for Valero S02 Scrubber Project as recorded in the Office aforesaid on March 28, 2007 in Document No. 200703280028868.

94.	RECORD MINOR LAND DEVELOPMENT for Valero Major Projects Complex as recorded in the Office aforesaid on September 5, 2007 in Document No. 200709050078616.

95.	RECORD RESUBDIVISON PLAN for Parcels 4A & 4B DuPont Red Lion Plant as recorded in the Office aforesaid on October 3, 2008 in Document No. 200810030066570.

96.	LAND DEVELOPMENT IMPROVEMENT AGREEMENT by and between E.I. duPont de Nemours & Co. and New Castle County recorded July 14, 2004 in Document No. 200407140077517.

97.	Utility Easement Agreement as set forth in Document No. 20100205-0006285.

Section 2.1(c)

Rights of Way

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
0.3	Easement	Walter R. Ellis, et ux.	Getty Pipeline, Inc.	Lands of Walter R. Ellis, et ux, located on the northwesterly side of DuPont Parkway or U.S. Rt. 13, and U.S. Rt. 40, New Castle Hundred	New Castle County, DE	5/14/1981	D.R. “S” 114/224 Doc. 6517
0.3	Easement	Charles H. Evans, et al.	Getty Pipeline, Inc.	Lands of Charles H. Evans, et al., located on the northwesterly side of DuPont Parkway or U.S Rt. 13, and U.S. Rt. 40, New Castle Hundred	New Castle County, DE	11/26/1980	D.R. “P” 115/13 Doc. 482
0.3	Easement	Better Homes Company of Delaware, Incorporated	Getty Pipeline, Inc.	Lands of Better Homes Company, located on the northwesterly side of DuPont Parkway or U.S. Rt. 13, and U.S. Rt. 40, New Castle Hundred	New Castle County, DE	1/29/1981	D.R. “P” 115/25 Doc. 485
0.3	Easement	Farmers Bank of the State of Delaware, Wilmington, Delaware	Getty Pipeline, Inc.	Lands of the Farmers Bank of State of Delaware, located on the northwesterly side of U.S. Rt. #40, New Castle Hundred	New Castle County, DE	11/20/1980	D.R. “P” 115/34 Doc. 487
0.3	Easement	Kay Wallis Sciarra, et al.	Getty Pipeline, Inc.	Fire Department lands located on the northwesterly side of the DuPont Parkway or U.S. Rt. 13 and U.S. Rt. 40 in New Castle Hundred	New Castle County, DE	2/17/1982	No Recording Data
0.3	Easement	Chicago Bridge and Iron Company	Getty Pipeline, Inc.	Lands of Chicago Bridge and Iron Company, located in the County of New Castle, Delaware	New Castle County, DE	9/20/1979	D.R. “P” 107/15 Doc. 1955
0.12, 45, 65.5, 46X	Permit/ License	Secretary of the Army, Corps of Engineers	Getty Pipeline, Inc.	Christina River, Naamans Creek, State Canal, and Unnamed Title Ditch	New Castle County, DE	1/6/1982	No Recording Data

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
1.3	Easement	Getty Refining and Marketing Company	Getty Pipeline, Inc.	A portion of lands of Getty Refining and Marketing Company located on State Hwy. #9 (Hamburg Corner River Road), Red Lion Hundred, and a tract of land lying South of the Right of line of Conrail Railroad property	New Castle County, DE	3/6/1984	D.R. 194/245 Doc. 10081
l.A	Lease	Getty Refining and Marketing Company	Getty Pipeline, Inc.	A 0.13 acre tract as more particularly outlined in Exhibit “A” attached to Surface Lease	New Castle County, DE	3/6/1984	D.R. 194/251 Doc. 10082
2.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Newark-Delaware City Running Track of Railroad at Val. Sta. 516+23, located 1505 feet East of Mile Post 10, at a point 0.25 of a mile east of the Station of Reybold	New Castle County, DE	11/2/1981	No Recording Data
2.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Newark-Delaware City Running Track of Railroad at Val. Sta. 507+78, located 660 feet East of Mile Post 10, at a point 0.09 of a mile east of the Station of Reybold	New Castle County, DE	2/14/1983	No Recording Data
3.A	Lease	Getty Refining and Marketing Company	Getty Pipeline, Inc.	A 3.4093 acre tract of land out of a part of a tract of land owned by Getty Refining and Marketing Company, situated in Red Lion Hundred	New Castle County, DE	3/6/1984	D.R. 194/225 Doc. 10083
3.L	Permit/ License	Delaware Department of Highways and Transportation	Getty Pipeline, Inc.	Combination entrance - exit facility to new pumping station from River Road (Road #378), Red Lion Hundred	New Castle County, DE	8/15/1979	No Recording Data
3.B	Easement	Getty Refining and Marketing Company	Getty Pipeline, Inc.	A portion of lands of Getty Refining and Marketing Company located on River Rd., Delaware Rt. 9, County Rd. 378, Red Lion Hundred	New Castle County, DE	3/6/1984	D.R. 194/240 Doc. 10080
3.C	Easement	Getty Refining and Marketing Company	Getty Pipeline, Inc.	A 2.008 acre tract of land owned by Getty Refining and Marketing Company in Red Lion Hundred	New Castle County, DE	3/8/1983	No Recording Data

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
4,6	Easement	Diamond Shamrock Corporation	Getty Pipeline, Inc.	A portion of lands of Diamond Alkali Company located on River Rd., Delaware Rt. 9, County Rd. 378, Red Lion Hundred	New Castle County, DE	10/1/1980	D.R. 194/214 Doc. 10076
5	Easement	The Chloramore Corporation	Getty Pipeline, Inc.	Lands of Pioneer Chloramone Corp., located on River Rd., Delaware Rt. 9, County Rd. 378, Red Lion Hundred	New Castle County, DE	6/11/1980	D.R. 194/222 Doc. 10077

7.L, 10.X, 12.X, 14.L1, 14.X1, 14.L2, 14.X2A (possibly need to omit - see below), 14.X2, 14.L3, 14.X4, 25.L1, 25.X2, 25.L2, 25.X3, 25.L3, 27.L1, 27.X1, 27.L2, 27.X2, 27.X3, 28.X, 30.A 34.X, 38.X, 40.X, 43.X, 47.X, 51.X, 53.AL, 59.X, and 67.X

	Permit/ License	The Delaware Department of Transportation, Division of Highways	Getty Pipeline, Inc.	River Road, Delaware Rt. 9, and County Road 378, in Red Lion Hundred; River Road, Bear-Tybouts Corner Rd. (Road 381), U.S. Hwy 13 (DuPont Parkway), Old State Road, U.S. Hwy. 40, State Hwy. 273 (New Castle Frenchtown Turnpike) and State Highway 141 (Basin Rd.), I-295 (Farmhurst Interchange), I-495, Rogers Road and Heald Street, New Castle Avenue (State Hwy. 9), Terminal Thorofare, Christina Avenue, East 4th Street Ext., E 12th Street, Hay Road, All in New Castle Hundred; Edgemoor Road and Philadelphia Pike (U.S. Highway 13 and Road 24, Brandywine Hundred.	New Castle County, DE	1/21/1983	No Recording Data
8	Easement Reserved in Deed	Tidewater Oil Company	Delmarva Power & Light Company	A 338.00 acre tract in New Castle Hundred	New Castle County, DE	10/10/1966	D.R. X77/502
8	Partial Assignment	Texaco Refining and Marketing Inc.	Texaco Pipeline Inc.	A portion of a 338.00 acre tract located along the right of way of River Road, County Rd. 378, New Castle Hundred	New Castle County, DE	8/31/1988	D.R. 764/308 Doc. 10213
8	Easement Reserved in Deed	Getty Refining and Marketing Company	Delmarva Power & Light Company	A 30.80 acre tract and a 42.20 acre tract, in New Castle Hundred	New Castle County, DE	3/23/1978	D.R. R100/324

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
8	Partial Assignment	Texaco Refining and Marketing Inc.	Texaco Pipeline Inc.	A portion of a 30.80 acre tract located along the easterly right of way of Hamburg Corner, River Rd, County Rd. #378, New Castle Hundred	New Castle County, DE	8/31/1988	D.R. 764/311 Doc. 10214
8	Partial Assignment	Texaco Refining and Marketing Inc.	Texaco Pipeline Inc.	A portion of a 42.20 acre tract located along River Rd., County Rd. #378, New Castle Hundred	New Castle County, DE	8/31/1988	D.R. 764/314 Doc. 10215
9, 11	Easement	Getty Refining and Marketing Company	Getty Pipeline, Inc.	A portion of lands of Getty Refining and Marketing Company located on River Rd., Delaware Rt. 9, County Rd 378, and also located on the Southerly side of Tybouts Corner Rd., New Castle Hundred	New Castle County, DE	3/6/1984	D.R. 194/229 Doc. 10078
12.X	Permit/ License	The Delaware Department of Transportation, Division of Highways	Texaco Pipeline Inc.	Bear-Tybouts Corner Rd. (Road #381) crossing and right of way occupancy in New Castle Hundred	New Castle County, DE	6/15/1988	No Recording Data
13	Easement	Stockton Development Company	Getty Pipeline, Inc.	A portion of land of Stockton Development Company located on DuPont Blvd., U.S. Rte. 13 and Bear Station-Tybouts Corner Rd., County Rd. 381, New Castle Hundred	New Castle County, DE	7/18/1980	D.R. 194/210 Doc. 10075
14.X2A	Permit/ License	State of Delaware Department of Transportation Real Estate Section	Getty Pipeline, Inc.	Possible surplus land on East and West sides of Hwy 13 between Liangolian Blvd. and U.S. 40	New Castle County, DE	—	POSSIBLE GAP - No Recording Data
14.X3	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	The New Castle Secondary Track of Railroad (formerly held by The Delaware Railroad Company)	New Castle County, DE	3/3/1981	No Recording Data
14.X3	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	The New Castle Secondary Track of Railroad (formerly held by The Delaware Railroad Company)	New Castle County, DE	3/3/1983	No Recording Data

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
14.2A	Easement	84 Lumber Company, now known as 84 Development Company	Getty Pipeline, Inc.	Lands of 84 Lumber Company, located on the southeasterly side of DuPont Parkway (U.S. Rt. 13), New Castle Hundred	New Castle County, DE	3/14/1983	DR. 194/39 Doc. 10034

ROW Numbers 15-24 skipped

26X	Permit/License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Abandoned Railroad (Underpass), located southerly of I-295, New Castle Hundred	New Castle County, DE	—	GAP No Recording Data

ROW Number 29 skipped

30	Easement	Robert J. Davis, et al.	Getty Pipeline, Inc.	Lands of Robert J. Davis, et al., located at the southeast corner of South Heald Street (U.S. Rt. #13A) and Rogers Rd (County Rd. #369), New Castle Hundred	New Castle County, DE	2/28/1983	D.R. 194/32 Doc. 10032
30.AL	Easement	Ashton Realty Corporation	Getty Pipeline, Inc.	Lands of Ashton Realty Corporation, located on the southeasterly side of Heald Street (U.S. Rt. 13-A) in New Castle Hundred	New Castle County, DE	4/13/1983	DR. 194/28 Doc. 10031
31	Easement	First State Enterprises, Inc.	Getty Pipeline, Inc.	Southerly of Hwy l3/Heald St. and southwesterly of Consolidated Rail	New Castle County, DE	—	GAP No Recording Data
32.L	Permit/License	Consolidated Rail Corporation	Getty Pipeline, Inc.	The Delaware River Extension of Railroad (formerly held by Reading Company)	New Castle County, DE	11/4/1981	No Recording Data

ROW Number 33 skipped

35	Permit/License	State of Delaware Department of Transportation Real Estate Section	Getty Pipeline, Inc.	Surplus land along I-495 between New Castle Ave. and Terminal Thorofare	New Castle County, DE	1/10/1983	GAP No Recording Data

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
36	Easement	Christina Service Company	Getty Pipeline, Inc.	Lands of the Christina Service Company, located in “Eden Park,” New Castle Hundred	New Castle County, DE	1/31/1983	D.R. 194/36 Doc. 10033

36.A, 42,44	Easement	Frederic A. Potts & Company, Inc.	Getty Pipeline, Inc.	Lands of Frederick A. Potts& Company, Inc., located at “Eden Park” on Albany Ave. at Interstate Rt. 495, New Castle Hundred; 0.907 acres, M/L, through the lands of Frederic A. Potts & Company, In., located on Christiana Ave., City of Wilmington; Lands of Frederic A. Potts & Company, Inc., located on Christiana Ave. at Interstate Route 495, City of Wilmington	New Castle County, DE	3/30/1981	D.R. 194/185 Doc. 10069

37	Easement	The State of Delaware, Department of Transportation, Real Estate Section	Equilon Pipeline, L.L.C.	A 2,129 sq. ft. tract on lands of the State of Delaware located at Terminal Ave. and I-495 ramp	New Castle County, DE	11/13/2000	D.R. 2934/341 Doc. 083064

39	Easement	I-95 Limited Partnership	Getty Pipeline, Inc.	Lands of I-95 Limited Partnership, located at “Eden Park,” New Castle Hundred	New Castle County, DE	1/19/1983	D.R. 194/43 Doc. 10035

40	Permit/ License	State of Delaware Department of Transportation Real Estate Section	Getty Pipeline, Inc.	Possible surplus land along I-495 between I-95 Limited Partnership and Consolidated Rail	New Castle County, DE	N/A	POSSIBLE GAP No Recording Data

41.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	The New Castle Secondary Track of Railroad (formerly held by The Delaware Railroad Company)	New Castle County, DE	11/5/1981	No Recording Data

42, 57	Permit/ License	Delmarva Power & Light Company	Getty Pipeline, Inc.	A certain tract land now or formerly owned by The Pyrites Co. Inc., & PB&W, RR Co. on which Delmarva has secured a perpetual easement as recorded in New Castle County records, Book M-27, Pg. 126 and M-90, Pg. 622	New Castle County, DE	4/6/1984	D.R. “I” 126/241 Doc. 3307

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
42.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Pipeline crossing tracks of the Christiana Avenue Industrial Track of Railroad (formerly held by Reading Company)	New Castle County, DE	11/6/1981	No Recording Data

45, 47, 51	Easement	The City of Wilmington, a municipal corporation of the State of Delaware	Getty Pipeline, Inc.	Property of the City of Wilmington, known as the Christina River, City of Wilmington, New Castle County, Delaware (Southwest side of the Christina River); A portion of land of the City of Wilmington located along the SE side of North bound lanes of I-495, Cherry Island, and a tract bounded on the North by State of Delaware and on the East by E. 12th Street	New Castle County, DE	11/8/1982	D.R. 206/136 Doc. 11049

46	Easement	The Secretary of the Army	Getty Pipeline, Inc.	Lands under the control of the Secretary of the Army known as Tract 102 and Consent for easement on Tract 101 leased from the City of Wilmington, Wilmington Harbor Disposal Area, Delaware	New Castle County, DE	3/21/1984	No Recording Data

46	Supplement al Agreement	The Secretary of the Army	Texaco Pipeline, Inc.	Lands under the control of the Secretary of the Army known as Tract 102 and Consent for easement on Tract 101 leased from the City of Wilmington, Wilmington Harbor Disposal Area, Delaware	New Castle County, DE	9/22/1987	No Recording Data

48, 52	Easement	Delmarva Power & Light Company	Getty Pipeline, Inc.	A portion of land of Delmarva Power & Light Company, Cherry Island Marsh in City of Wilmington and Brandywine Hundred	New Castle County, DE	4/6/1984	D.R. 194/234 Doc. 10079

49	Easement	Willis Weldin, et al.	Getty Pipeline, Inc.	Lands of R. Arnold Boyer, et al, in City of Wilmington	New Castle County, DE	8/25/1980	D.R. 194/202 Doc. 10073

49A	Easement	Possibly Hugh M. Mahaffy, et al	Getty Pipeline, Inc.	(tract shown on alignment sheet)	New Castle County, DE	N/A	POSSIBLE GAP No Recording Data

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
50	Permit/ License	State of Delaware Department of Transportation Real Estate Section	Getty Pipeline, Inc.	Possible surplus land along I-495 on both sides of E. 12th Street Extension	New Castle County, DE	N/A	POSSIBLE GAP No Recording Data

53.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Edgemoor Track of Railroad (formerly held by The Philadelphia, Baltimore, and Washington Railroad Company)	New Castle County, DE	11/9/1981	No Recording Data

53.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Edgemoor Track of Railroad (formerly held by The Philadelphia, Baltimore, and Washington Railroad Company)	New Castle County, DE	2/14/1983	No Recording Data

ROW Number 54 skipped

55.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Edgemoor Track of Railroad (formerly held by The Philadelphia, Baltimore, and Washington Railroad Company)	New Castle County, DE	11/10/1981	No Recording Data

55.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Edgemoor Track of Railroad (formerly held by The Philadephia, Baltimore, and Washington Railroad Company)	New Castle County, DE	2/14/1983	No Recording Data

56	Easement	Todds Lane Realty Corporation	Getty Pipeline, Inc.	Lands of Todds Lane Realty Corporation in Branywine Hundred	New Castle County, DE	6/5/1981	D.R. “I” 120/25 D.R. 194/198 Doc. 10072

57	Easement	George H. Huber	Getty Pipeline, Inc.	Lands of George H. Huber in Brandywine Hundred	New Castle County, DE	6/5/1981	D.R. “I” 120/29 D.R. 194/194 Doc. 10071

58, 60	Easement	E.I. DuPont De Nemours and Company	Getty Pipeline, Inc.	Lands of E.I. Du Pont De Nemours and Company in Brandywine Hundred	New Castle County, DE	1/31/1983	D.R. 194/60 Doc. 10038

61	Easement	IKO Manufacturing, Inc., et al.	Getty Pipeline, Inc.	Lands of IKO Manufacturing, Inc., et al., in Brandywine Hundred	New Castle County, DE	9/26/1980	D.R. 194/191 Doc. 10070

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
61	Easement	IKO Manufacturing, Inc.	Getty Pipeline, Inc.	Lands of IKO Manufacturing, Inc., in Brandywine Hundred	New Castle County, DE	5/21/1985	D.R. 511/69 Doc. 02438

61	Encroachment Agreement	Texaco Pipeline, Inc.	IKO Production Inc.	The right to construct a railroad spur bridge over and across the right of way and pipeline as granted in Book 194, Pg. 191	New Castle County, DE	6/20/1995	D.R. 2114/214 Doc. 065153

62.X	Permit/ License	Consolidated Rail Corporation	Getty Pipeline, Inc.	Roadway and tracks of the Shellpot Secondary Track of Railroad (formerly held by The Philadelphia, Baltimore and Washington Railroad)	New Castle County, DE	11/11/1981	No Recording Data

63.X1, 63.L1, 63.X2, 63.L2, 65.L, 70.X.	Easement	National Railroad Passenger Corporation	Getty Pipeline, Inc.	All that certain parcel of land situated adjoining the Grantor’s right of way in Brandywine Hundred, New Castle County, DE as more particularly shown on the plans designated Exhibit “A”	New Castle County, DE	2/24/1982	No Recording Data

64	Easement	Northern Delaware Industrial Development Corporation of Claymont, Delaware	Getty Pipeline, Inc.	Lands of Northern Delaware Industrial Development Corporation (Phoenix Steel) located in Brandywine Hundred	New Castle County, DE	2/22/1983	D.R. 194/46 Doc. 10036

64	Subordination of Lien	Girard Bank Delaware	Getty Pipeline, Inc.	Lands of Northern Delaware Industrial Development Corporation (Phoenix Steel) located in Brandywine Hundred	New Castle County, DE	2/23/1983	No Recording Data

66	Easement	Airco, Inc.	Getty Pipeline, Inc.	Lands of Air Reduction Co., Inc., located on the Philadelphia Pike (U.S. Rt. 13 and Co. Rd. 24) in Brandywine Hundred	New Castle County, DE	10/8/1980	D.R. 194/205 Doc. 10074

68	Easement	Allied Corporation	Getty Pipeline, Inc.	Lands of Allied Chemical Corporation, Industrial Chemicals Division located along and southeast of a railroad right of way for Amtrak-Northeast Corridor, between the	New Castle County, DE	5/18/1982	D.R. 194/50 Doc. 10037

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
Philadelphia Pike (U.S. Rt. #13 or County Road #24) and the Pennsylvania-Delaware State line, Brandywine Hundred;

68	Letter Agreement	Texaco Pipeline, Inc.	Sun Refining & Marketing Company	Lands of Allied Chemical Corporation, Industrial Chemicals Division located along and southeast of a railroad right of way for Amtrak-Northeast Corridor, between the Philadelphia Pike (U.S. Rt #13 or County Road #24) and the Pennsylvania-Delaware State line, Brandywine Hundred	New Castle County, DE	9/7/1989	No Recording Data

69	Easement	Allied Corporation	Getty Pipeline, Inc	A 10 foot wide strip of land containing 0.366 acres being a part of the Lands of Allied Corporation, and lying along the southeasterly side of a railroad right of way for Amtrak at the Delaware-Pennsylvania State Line, Marcus Hook Boro	Delaware County, PA	5/18/1982	D.R. 194/50 New Castle County, DE

70.X	Easement	National Railroad Passenger Corporation	Getty Pipeline, Inc	Amtrak tracks in Marcus Hook Boro	Delaware County, PA	2/24/1982	No Recording Data

71, 73, 75, 77, 79, 81, 87.	Pipeline Occupancy Agreement	Sun Refining and Marketing Co.	Getty Pipeline, Inc	Lands of Sun Refining and Marketing Co. located at Tenn Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699 in the Upper Chichester Township and the Lower Chichester Township	Delaware County, PA	4/1/1983	D.R. 156/974 Doc. 081370

72.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Ridge Avenue in Lower Chichester Township	Delaware County, PA	11/10/1979	No Recording Data

72.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Ridge Avenue in Lower Chichester Township	Delaware County, PA	4/18/1983	No Recording Data

74.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Blueball Ave. in Lower Chichester Township	Delaware County, PA	11/6/1979	No Recording Data

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
74.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Blueball Ave. in Lower Chichester Township	Delaware County, PA	4/26/1983	No Recording Data

76.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Chichester Ave. in Upper Chichester Township	Delaware County, PA	11/6/1979	No Recording Data

76.X2	Permit/ License	Upper Chichester Township, Delaware County, Pennsylvania	Getty Pipeline, Inc	Johnson Ave. in Upper Chichester Township	Delaware County, PA	4/25/1983	No Recording Data

78.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Market Street in Upper Chichester Township	Delaware County, PA	11/10/1979	No Recording Data

80.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	1-95 in Upper Chichester Township	Delaware County, PA	11/20/1979	No Recording Data

82.X	Permit/ License	The Baltimore and Ohiio Railroad Company	Getty Pipeline, Inc	Railroad crossing located south of Conchester Pike, Upper Chichester Township	Delaware County, PA	10/30/1979	No Recording Data

83	Easement	D & J Cappelli Trucking	Getty Pipeline, Inc	Lands of D & J Trucking located in Upper Chichester Township	Delaware County, PA	—	POSSIBLE GAP - No Recording Data

84	Easement	B P Oil, Inc.	Getty Pipeline, Inc	Lands of B.P. Oil, Inc. located adjacent to the existing Sun Oil Company pipe rack between the Chesapeake and Ohio, Baltimore and Ohio, and Western Maryland Railroads right of way and U.S. RL. 322 (Conchester Pike) in Upper Chichester Township	Delaware County, PA	5/10/1983	D.R. 77/1468

86.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Conchester Pike in Upper Chichester Township	Delaware County, PA	11/6/1979	No Recording Data

R/W File No.	Document Type	Grantor	Grantee	Description	County, ST	Document Date	Recording Data
86.X	Permit/ License	Pennsylvania Department of Transportation	Getty Pipeline, Inc	Conchester Pike (State Highway #322) in Upper Chichester Township	Delaware County, PA	4/20/1983	No Recording Data

87A	License & Connection Agreement	Sunoco	The Premcor Pipeline Co.	The existing Occupation Agreement terminates inside the Twin Oaks Station but upstream from our existing trap and piping. An approved drawing has been submitted to Sunoco for the purposes re: the connection agreement. & license agreement. The License Agreement has been drafted and submitted to Sunoco; however, the Connection Agreement has not.	Delaware County, PA	N/A	GAP No Recording Data

[End of Chart]

Schedule 2.2(f)

Retained Parts and Spares

Notwithstanding anything to the contrary herein, any personal property in this schedule that is installed (as opposed to stored in a laydown yard, warehouse or other similar location) in the Refinery is to be construed as part of the Assets and not Retained Parts and Spares.

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
DCR New vac Tower Bttms Pump 21-P-13-C	4501449141	Flowserve - Butterfly Control Valve	0188	5112050182	1.000	18,992.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501450049	CPC Int Crude Vacuum Tower Bottoms Pump	0368	5112104286	2.000	256,417.8X
DCR New vac Tower Bttms Pump 21-P-13-C	4501469637	16” GATE 300# RF 316 SS	0280	5111998813	1.000	43,983.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501522166	6” 300# RTJ WN FLANGE STD BORE	0158	5112018906	1.000	1,717.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501522166	8” 300# RTJ WN FLANGE STD BORE	0158	5112018906	1.000	2,882.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501536976	1-1/2 KITZ 300UMAM 300# BODY: 316 STAINL	0188	5112037286	1.000	646.8X
DCR New vac Tower Bttms Pump 21-P-13-C	4501536976	2 KITZ 300UMAM 300# BODY: 316 STAINLESS	0188	5112037286	1.000	782.2X
DCR New vac Tower Bttms Pump 21-P-13-C	4501536977	4 T-316300# RTJ W/N FLG STD BORE	0175	5112122362	1.000	825.8X
DCR New vac Tower Bttms Pump 21-P-13-C	4501549270	Schuff Steel - Orifice Bore Calc	0155	5112453573	3.000	240.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501549270	Schuff Steel - Orifice Plate 21FO9200ABA	0155	5112453573	1.000	60.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501549270	Schuff Steel - Orifice Plate 21FO9200ABB	0155	5112453573	1.000	60.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501549270	Schuff Steel - Orifice Plate 21FO9200ABF	0155	5112453573	1.000	60.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501552006	Tri-State Tech - 21PI9400ACK Press Gauge	0270	5112310519	1.000	719.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501552006	Tri-State Tech - 21PI9400ACQ Press Gauge	0270	5112310519	1.000	719.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501583575	O-Ring 13-3/16” ID x .139”CS Viton	0125	5112303803	4.000	183.6X
DCR New vac Tower Bttms Pump 21-P-13-C	4501583575	O-Ring 13-3/16” ID x .210”CS Viton	0125	5112303803	10.000	834.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501583575	Service/Call In	0125	5112303803	2.000	600.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare - Case Ring	0368	5112882537	1.000	2,360.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare - IMP Ring	0368	5112882537	2.000	3,840.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare - Shaft	0368	5112882537	1.000	12,750.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare - Cover Ring	0368	5112882537	1.000	2,360.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare Bearing Isolator	0368	5112882537	4.000	1,440.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare Bearing Shoulder	0368	5112882537	1.000	170.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare Brg Cover Gasket	0368	5112882537	4.000	220.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump - 21-P-13C Spare Case Gasket	0368	5112882537	2.000	360.0X

Schedule 2.2(f) – Page 1

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump-21-P-13C Spare Impellar Nut	0368	5112882537	1.000	2,240.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump-21-P-13C Spare Inner Case Gaske	0368	5112882537	2.000	260.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump-21-P-13C Spare Radial Bearing S	0368	5112882537	1.000	1,060.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump-21-P-13C Spare Thrust Bearing S	0368	5112882537	1.000	1,060.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump-21-P-13C Spare-Center Sleeve	0368	5112882537	1.000	l,480.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump-21-P-l3C Spare-Throat Bushing	0368	5112882537	2.000	960.0X
DCR New vac Tower Bttms Pump 21-P-13-C	4501606964	CPC Pump-21-P-13C Spare-Throat Bushing H	0368	5112882537	2.000	1,560.0X
FCCU Feed Nozzles	4501720358	FCO for welded Flgs @ Fab Shop	0399	5112882537	1.000	30,000.0X
FCCU Feed Nozzles	4501720358	Lummus Feed Injectors	0399	5113200014	1.000	911,000.X
FCCU Feed Nozzles	4501748229	Documentation	0399	5113106528	1.000	2,603.0X
FCCU Feed Nozzles	4501748229	Estimated Freight	0399	5113106528	1.000	3,438.2X
FCCU Feed Nozzles	4501748229	Outside Source Inspection	0399	5113106528	1.000	680.0X
FCCU Feed Nozzles	4501748229	PMI on 20 Units	0399	5113106528	1.000	1,717.0X
FCCU Feed Nozzles	4501748229	Vortex Flow Meters	0399	5113106528	20.000	98,235.0X
FCCU Feed Nozzles	4501748521	NPS 6” Y-Strainer for 175# Steam	0120	5113126769	1.000	1,432.0X
FCCU Feed Nozzles	4501762312	A-24H2008SS6LP ENCLOSURE	0220	51l3042742	1.000	809.8X
FCCU Feed Nozzles	4501762312	A24P20SS6 SUB PANEL	0215	5113042742	1.000	138.9X
FCCU Feed Nozzles	4501762930	1/2” FNPT X FNPT Coupling, 316SS	0299	5113088655	12.000	49.44
FCCU Feed Nozzles	4501762930	Noshok Pigtail Syphon	0299	5113050570	12.000	1,351.6X
FCCU Feed Nozzles	4501762930	Part No.250471	0299	5113088655	11.000	1,612.0X
FCCU Feed Nozzles	4501762930	US Gauge Pressure Gauge	0299	5113088655	12.000	760.6X
FCCU Feed Nozzles	4501762930	US Gauge Pressure Gauge	0299	5113123795	11.000	689.0X
FCCU Feed Nozzles	4501763518	Din Rail Terminal Blocks	0299	5113083547	106.000	95.6X
FCCU Feed Nozzles	4501763518	Din Rail Terminal Blocks 6.2 mm	0299	5113083547	20.000	16.8X
FCCU Feed Nozzles	4501763518	Din Rail Terminal Blocks Market PEN	0299	5113083547	2.000	33.4X
FCCU Feed Nozzles	4501763959	Control Valve	0280	5113172846	1.000	26,254.8X
FCCU Feed Nozzles	4501769980	Compression Term Assembly, FBM201	0299	5113114403	3.000	251.9X
FCCU Feed Nozzles	4501769980	FBM201 Channel Isolated 8 Input 0-20 mA	0299	5113114403	3.000	3,188.1X
FCCU Feed Nozzles	4501769980	FBM2xx Type 1 Term Cable, 3 Meters	0299	5113114403	3.000	169.6X
FCCU Feed Nozzles	4501772548	Feed Injector Piping Fabrication	0155	5113186047	1.000	321,146.0X
FCCU Feed Nozzles	4501777634	23-750-IS-001 Triple Instr Stand	0330	5113210828	1.000	1,411.1X

Schedule 2.2(f) – Page 2

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Feed Nozzles	4501777634	23-750-IS-002 Single Instr Stand	0330	5113210828	1.000	295.5X
FCCU Feed Nozzles	4501777634	23-750-SH-001 Spring Hanger	0330	5113210828	1.000	660.0X
FCCU Feed Nozzles	4501777634	23-750-SH-002 Spring Hanger	0330	5113210828	1.000	988.4X
FCCU Feed Nozzles	4501777634	23-750-SH-003 Spring Hanger	0330	5113210828	1.000	708.7X
FCCU Feed Nozzles	4501777634	23-750-SH-004 Spring Hanger	0330	5113210828	1.000	1,136.6X
FCCU Feed Nozzles	4501777634	23-750-SH-005 Spring Hanger	0330	5113210828	1.000	511.7X
FCCU Feed Nozzles	4501777634	23-750-SH-006 Spring Hanger	0330	5113210828	1.000	899.3X
FCCU Feed Nozzles	4501777634	23-750-SH-007 Spring Hanger	0330	5113210828	1.000	544.8X
FCCU Feed Nozzles	4501777634	23-750-SH-008 Spring Hanger	0330	5113210828	1.000	761.2X
FCCU Feed Nozzles	4501777634	Misc Structural Steel	0330	5113210828	1.000	7,351.5X
FCCU Feed Nozzles	4501791580	MBS12112 l/2X1-1/2 SS BOLT 24 PAIR I 8AWG IND & OVERALL SHIELD	0330	5113190660	l00.000	75.00
FCCU Feed Nozzles	4501792084	300 V	0225	5113190661	260.000	1,099.8X
FCCU Feed Nozzles	4501792084	590.1-1/2 ALUM BODY COVER	0250	5113190063	8.000	14.08X
FCCU Feed Nozzles	4501792084	GASK1945 1-1/2 BODY GASKET	0215	5113190111	8.000	14.1X
FCCU Feed Nozzles	4501792084	MBS12114 1/2Xl-l/4 SS BOLT	0215	5113190661	100.000	73.0X
FCCU Feed Nozzles	4501793498	30-030 ANTI OXIDANT COMPOUND	0250	5113190155	1.000	18.59
FCCU Feed Nozzles	4501793498	B104SS4 INSIDE SS L STRUT BRACKET	0225	5113190609	6.000	62.04
FCCU Feed Nozzles	4501793498	B143-SS4 FLAT SS L STRUT BRACKET	0225	5113192781	6.000	156.3X
FCCU Feed Nozzles	4501793498	B2012-SS4 1-1/2 SS STRUT STRAP	0225	5113192809	16.000	48.96
FCCU Feed Nozzles	4501793498	B202SS4 1/2 SS SQUARE WASHER	0225	5113191012	4.000	15.44
FCCU Feed Nozzles	4501793498	BG805 1-1/2 INS GROUNDING BUSHING	0215	5113190152	2.000	8.64
FCCU Feed Nozzles	4501793498	LB59 1-1/2 ALUM LB CONDUIT BODY	0250	5113190155	6.000	60.60
FCCU Feed Nozzles	4501793498	LCC5 1-1/2-IN CABLE TRAY CLAMP	0250	5113191012	2.000	65.52
FCCU Feed Nozzles	4501793498	LWS12 1/2 SS LOCKWASHER	0205	5113191012	100.000	14 .0X
FCCU Feed Nozzles	4501793498	N225-SS6 1/2 SS SPRING NUT	0225	5113191012	24.0 00	84.48
FCCU Feed Nozzles	4501793498	RE51 l-1/2X1/2 REDUCER	0215	5113190155	1.000	3.21
FCCU Feed Nozzles	4501793498	STA5 1-1/2 ALUM INS HUB	0250	5113190155	2.000	10.18
FCCU Feed Nozzles	4501793498	T59 1-1/2 ALUM T CONDUIT BODY	0250	5113190155	2.000	24.52
FCCU Feed Nozzles	4501793498	VA-11201-SS316X10 6-1/2-IN SS BACK TO BA	0225	5113201788	20.000	1,066.4X
FCCU Feed Nozzles	4501793498	VA-1 SSXIO 1-5/8 SOLID SS STRUT	0225	5113201788	20.000	188.8X
FCCU Feed Nozzles	4501793498	VL4PLH-SSX1O 7/8 SLOTTED SS STRUT	0225	5113201788	20.000	106.4X

Schedule 2.2(f) – Page 3

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Feed Nozzles	4501795814	1/2” plate 4’ x 8’ A36 BARE	0330	5113185877	1.000	324.3X
FCCU Feed Nozzles	4501795814	2” x 2” x 1/4” angle x 20’ A36 BARE	0330	5113185877	1.000	41.0X
FCCU Feed Nozzles	4501795814	3/8” plate 4’ x 8’A36 BARE	0330	5113185877	1.000	243.0X
FCCU Feed Nozzles	4501795814	4” x 4” X 3/8 angle x 20’ A36 BARE	0330	5113185877	1.000	137.2X
FCCU Feed Nozzles	4501795814	mc 12 x 10.6 x 20’A36 BARE	0330	5113196144	2.000	466.0X
FCCU Feed Nozzles	4501795814	w 14 x 38 x 30’ A36 BARE	0330	5113196144	2.000	1,390.0X
FCCU Feed Nozzles	4501795814	w 5 x 16 x 20’ A36 BARE	0330	5113196144	2.000	504.0X
FCCU Feed Nozzles	4501801673	1-1/2 RIGID ALUM CONDUIT	0215	5113203658	130.000	413.4X
FCCU Feed Nozzles	4501804187	3/4” PLATE CS 18” DIAMETER DISC	0330	5113213443	2.000	400.0X
FCCU Gas Plant Low Line	4501415609	Dresser-Rand 24-K-l& 24-K-2	0315	5111580319	2.000	3,000,000.XX
FCCU Gas Plant Low Line	4501479217	Change Notice: Dresser - Freight Charges	0315	5112827690	1.000	2,514.6X
FCCU Gas Plant Low Line	4501479217	Change Notice: Dresser Rand HP/LP Turbin	0315	5112256587	1.000	131,006.XX
FCCU Gas Plant Low Line	4501479217	Change Notice: Dresser Rand Lube Oil Con	0315	5112537791	1.000	57,738.0X
FCCU Gas Plant Low Line	4501479217	Change Notice: Dresser: Freight	0315	5112607733	1.000	4,472.6X
FCCU Gas Plant Low Line	4501479217	Change Notice: Dresser-Rand	0315	5111834444	1.000	6,864,227.2X
FCCU Gas Plant Low Line	4501479217	Dresser Rand - Freight for Shipment of S	0315	5112868939	1.000	1,092.3X
FCCU Gas Plant Low Line	4501479217	Dresser Rand - Long Term Storage Boxing	0315	5112537791	1.000	15,812.0X
FCCU Gas Plant Low Line	4501554581	Koch-Glitsch - Cancellation Charge	0395	5112634112	3.000	29,305.0X
FCCU Gas Plant Low Line	4501564691	Alps Welding-24-D-126 Drum Pmt 1	0395	5112341579	1.000	44,561.0X
FCCU Gas Plant Low Line	4501564691	Alps Welding - Cancellation Charge	0395	5112522707	1.000	83,679.7X
FCCU Gas Plant Low Line	4501568921	Koch Glitsch - Cancel Separation Order	0395	5112586008	1.000	13,800.0X
FCCU Gas Plant Low Line	4501571788	CPC - Pumps and Motors Pmt 1	0368	5112422825	1.000	13,141.7X
FCCU Nox Scrubber Tech II	4501565736	Harrington Robb - Lightnin Mixer Freight	0360	5112399707	2.000	6,240.0X
FCCU Nox Scrubber Tech II	4501565736	Harrington Robb - Lightnin Mixer	0360	5112610364	1.000	248,179.XX
FCCU Nox Scrubber Tech II	4501602646	CO-011 Powell - Transducers to Doors	0220	5112878280	1.000	6,436.0X
FCCU Nox Scrubber Tech II	4501602646	Powell - Breakers - Prelim Site Visit	0220	5112581591	2.000	4,753.0X
FCCU Nox Scrubber Tech II	4501602646	Powell - Current Transf CT Ratio 1200/5A	0220	5112878280	1.000	5,610.0X
FCCU Nox Scrubber Tech II	4501602646	Powell - Current Transf CT Ratio 3000/5A	0220	5112878280	1.000	7,230.0X
FCCU Nox Scrubber Tech II	4501602646	Powell - Painted Steel Front Door	0220	5112878280	1.000	30,197.0X
FCCU Nox Scrubber Tech II	4501602646	Powell - Supervise & Inspect Breakers	0220	5112878280	1.000	9,286.0X
FCCU Nox Scrubber Tech II	4501602646	Powell - Vacuum Replacement Breaker	0220	5112878280	1.000	33,333.0X

Schedule 2.2(f) – Page 4

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501603904	CO-047 Powell Supplementary Cost	0220	5113339944	2.000	169,120.XX
FCCU Nox Scrubber Tech II	4501603904	CO-061 Powell SCA#02	0220	5113339944	2.000	17,529.0X
FCCU Nox Scrubber Tech II	4501603904	Powell - Freight Charges	0220	5113080005	1.000	32,525.2X
FCCU Nox Scrubber Tech II	4501603904	Powell - Freight Charges	0220	5113138205	2.000	41,730.9X
FCCU Nox Scrubber Tech II	4501603904	Powell - Pre Packaged PDC Building	0220	5112486011	1.000	3,001,436.X
FCCU Nox Scrubber Tech II	4501603904	Powell - Pre Packaged PDC SCA #05	0220	5113079592	1.000	6,259.2X
FCCU Nox Scrubber Tech II	4501603904	Powell - SCA #04	0220	5113339944	2.000	16,002.5X
FCCU Nox Scrubber Tech II	4501603904	Powell - SCA #06	0220	5113138205	1.000	3,151.0X
FCCU Nox Scrubber Tech II	4501603904	Powell - Training	0220	5113079592	1.000	6,316.8X
FCCU Nox Scrubber Tech II	4501603904	Powell Electric SCA #03	0220	5113339944	2.000	73,426.0X
FCCU Nox Scrubber Tech II	4501609249	Appleton - Unit 55 Switchrack 103C & 103	0220	5112662272	1.000	101,450.XX
FCCU Nox Scrubber Tech II	4501614082	Hamon Research - Container Demurrage	0395	5112496697	1.000	68,485.0X
FCCU Nox Scrubber Tech II	4501621885	Change Notice: Continental - Add Cutting	0360	5112684957	1.000	3,140.0X
FCCU Nox Scrubber Tech II	4501621885	Change Notice: Continental - Freight	0360	5112684957	1.000	1,475.0X
FCCU Nox Scrubber Tech II	4501621885	Continental - Freight for Plate Delivery	0360	5112684957	1.000	1,485.0X
FCCU Nox Scrubber Tech II	4501621885	Continental - Mechanical Rolling - Plate	0360	5112684957	1.000	38,280.0X
FCCU Nox Scrubber Tech II	4501623214	CO-050 - Tankinetics - Anchor Bolt Templ	0375	5112950539	1.000	1,580.0X
FCCU Nox Scrubber Tech II	4501623214	Tankinetics - Sodium Bisulfite Tank	0375	5112748413	2.000	122,205.XX
FCCU Nox Scrubber Tech II	4501624942	Hilti - HIT A193B7 B633 D:1-3/4	0115	5112590488	24.000	7,538.8X
FCCU Nox Scrubber Tech II	4501624942	Hilti - Re-500-SD Expoxy Jumbo Cartridge	0115	5112590488	6.000	2,024.9X
FCCU Nox Scrubber Tech II	4501628723	Newarc Welding - Fabrication of Stiffene	0110	5112591358	1.000	122,347.XX
FCCU Nox Scrubber Tech II	4501628723	Newarc Welding - Lifting Lugs	0110	5112663216	1.000	1,500.0X
FCCU Nox Scrubber Tech II	4501613827	CO-036 Harrington Robb - Bore One End of	0360	5113001681	1.000	2,450.0X
FCCU Nox Scrubber Tech II	4501633827	CO-048 Harrington Robb - Bisulfite Meter	0360	5113001681	1.000	7,225.0X
FCCU Nox Scrubber Tech II	4501633827	CO-048 Harrington Robb Appr Common Drain	0360	5113001681	1.000	1,950.0X
FCCU Nox Scrubber Tech II	4501633827	Harrington Robb - 23-P-450 A/B Pmt 1	0360	5112668382	1.000	106,800.XX
FCCU Nox Scrubber Tech II	4501633827	Harrington Robb - Milton Roy Pump Skid	0360	5113001681	1.000	1,150.0X
FCCU Nox Scrubber Tech II	4501634351	Shand & Jurs - Pmt 3 Emergency Hatch	0375	5112713339	1.000	3,528.4X
FCCU Nox Scrubber Tech II	4501638314	GTS - AL3-CiD2-DPDT Alarm Systems	0164	5112701511	4.000	8,540.0X
FCCU Nox Scrubber Tech II	4501638314	GTS - Mounting Kits for Safety Shower	0164	5112636612	4.000	1,026.0X
FCCU Nox Scrubber Tech II	4501638314	GTS - Mounting Stand for Safety Shower	0164	5112695948	4.000	1,400.0X

Schedule 2.2(f) – Page 5

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501638314	GTS - Safety Shower SS#23-04	0164	5112701511	1.000	2,375.0X
FCCU Nox Scrubber Tech II	4501638314	GTS - Safety Shower SS#23-05	0164	5112701511	1.000	2,375.0X
FCCU Nox Scrubber Tech II	4501638314	GTS - Safety Shower SS#23-06	0164	5112701511	1.000	2,375.0X
FCCU Nox Scrubber Tech II	4501638314	GTS - Safety Shower SS#23-07	0164	5112701511	1.000	2,375.0X
FCCU Nox Scrubber Tech II	4501638314	GTS - Therm-O-Mix Water Supply Units	0164	5112636612	4.000	22,760.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 2” GA01ST502	0158	5112768732	4.000	11,580.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 3/4” GA01ST502	0158	5112662882	14.000	21,210.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 3/4” GA01SU200C	0158	5112672664	7.000	2,667.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 4” 150lb lug check valv	0158	5112999039	1.000	3,119.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 4” CS01ST502	0158	5112768732	1.000	3,079.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 4” GA01ST500C	0158	5112662856	2.000	2,590.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 4” GA01ST502	0158	5112768732	8.000	33,000.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 4” GL01ST501C	0158	5112662856	1.000	1,700.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 4” GL01ST502	0158	5112768732	1.000	5,262.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 6” GA01ST502	0158	5112768732	1.000	6,555.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 8” l50lb lug check valv	0158	5112999039	1.000	8,750.0X
FCCU Nox Scrubber Tech II	4501643529	McJunkin - Valve 8” GA01ST500C	0158	5112662856	3.000	12,150.0X
FCCU Nox Scrubber Tech II	4501646310	McJunkin - 1” GA03NC500C	0158	5112666450	19.000	74,631.2X
FCCU Nox Scrubber Tech II	4501646310	McJunkin - 2” GA03NC500C	0158	5112666450	4.000	33,479.5X
FCCU Nox Scrubber Tech II	4501646310	McJunkin - 3/4” GA03NC500C	0158	5112666450	9.000	30,570.9X
FCCU Nox Scrubber Tech II	4501651031	McJunkin - 1” CS03NC500C	0158	5112950438	10.000	56,489.3X
FCCU Nox Scrubber Tech II	4501651031	McJunkin - 1” GA03NC500C	0158	5112950438	1.000	5,467.1X
FCCU Nox Scrubber Tech II	4501651031	McJunkin - 2” GA03NC500C	0158	5112950438	6.000	58,183.2X
FCCU Nox Scrubber Tech II	4501651031	McJunkin - 3/4” GA03NC500C	0158	5112950438	1.000	4,042.2X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 1125ft OKONITE	0210	5112679777	1,125.000	36,146.2X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 1125ft OKONITE	0210	5112689844	1,125.000	36,146.2X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 1180ft OKONITE	0210	5112779219	2,360.000	39,836.8X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 1200ft OKONITE	0210	5112779219	1,200.000	20,256.0X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 1210ft OKONITE	0210	5112779219	1,210.000	20,424.8X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 1230ft OKONITE	0210	5112779219	2,460.000	41,524.8X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 510ft OKONITE	0210	5112679777	545.000	17,510.8X

Schedule 2.2(f) – Page 6

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 510ft OKONITE	0210	5112689844	545.000	17,510.8X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 620 ft OKONITE	0210	5112687358	620.000	19,920.6X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 700ft OKONITE	0210	5112679777	700.000	22,491.0X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 965ft OKONITE	0210	5112679778	965.000	31,005.4X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - 15KV Cable 965ft OKONITE	0210	5112687358	965.000	31,005.4X
FCCU Nox Scrubber Tech II	4501653107	Rumsey - Freight Charges	0210	5112779219	1.000	2,431.0X
FCCU Nox Scrubber Tech II	4501653999	Hilti - CO-012 DIAMOND BIT	0115	5112622556	5.000	1,279.8X
FCCU Nox Scrubber Tech II	4501653999	Hilti - CO-012 2”-35” Diamond Bit	0115	5112633929	5.000	1,585.7X
FCCU Nox Scrubber Tech II	4501653999	Hilti - CO-012 2”-54” Diamond Bit	0115	5112633929	5.000	1,753.3X
FCCU Nox Scrubber Tech II	4501657849	CO-043 - Emerson - Increase Length of He	0267	5113086582	1.000	2,750.0X
FCCU Nox Scrubber Tech II	4501657849	Emerson Process Mgt - NOX Anal.	0267	5112672724	1.000	106,660.3X
FCCU Nox Scrubber Tech II	4501659407	SO2 Analyzer	0267	5112756293	1.000	7,936.0X
FCCU Nox Scrubber Tech II	4501660062	Emerson Process Mgt-TOC Analyzer	0267	5113086680	1.000	40,470.0X
FCCU Nox Scrubber Tech II	4501662680	CO-030 Protectoseal - Spare 24-PSV-1057	0158	5112768168	1.000	5,935.1X
FCCU Nox Scrubber Tech II	4501662680	Protectoseal - 23-PSV- l057 Vacuum Relief	0158	5112768168	1.000	5,785.4X
FCCU Nox Scrubber Tech II	4501662680	Protectoseal - 23-PSV-1062 Vacuum Relief	0158	5112768168	1.000	5,785.1X
FCCU Nox Scrubber Tech II	4501662861	Thermon Mfg - Data Information	0158	5112775452	1.000	21,072.0X
FCCU Nox Scrubber Tech II	4501662861	Thermon Mfg - Tube Bundle	0158	5112775452	1.000	1,000.0X
FCCU Nox Scrubber Tech II	4501664184	Proconex - Control Valve 23FV2212 Parts	0280	5113023338	1.000	2,214.7X
FCCU Nox Scrubber Tech II	4501664184	Proconex - Control Valve 23FV3106	0280	5113023338	2.000	4,693.1X
FCCU Nox Scrubber Tech II	4501664620	Micro Motion - 23-FE-3110 Curiolis F Sen	0270	5112775285	1.000	11,059.9X
FCCU Nox Scrubber Tech II	4501664620	Micro Motion - MVD Single Variable Flowm	0270	5112775285	1.000	1,416.9X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 1 1/2” Gate Valve, Class 150,	0158	5112768512	2.000	1,185.4X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 2” Check Valve, Horizontal Li	0158	5112768512	2.000	1,452.8X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 2” Gate Valve, Class 150 RF,	0158	5112874210	10.000	4,672.0X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 3” Gate Valve, Class 150 RF,	0158	5112874210	5.000	3,345.7X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 3/4” Gate Valve, Class 150, T	0158	5112768512	17.000	3,161.6X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 3/4” Gate Valve, Class 150, T	0158	5112920159	4.000	1,035.4X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 4” Gate Valve, Class 150 RF	0158	5112874210	2.000	2,054.8X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 6” Gate Valve, Class 150 RF,	0158	5112874210	2.000	3,214.4X
FCCU Nox Scrubber Tech II	4501664797	McJunkin - 8” Gate Valve, Class 150 RF	0158	5112874210	2.000	5,717.6X

Schedule 2.2(f) – Page 7

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501674965	Provide Lugs	0395	5112692587	1.000	1,140.0X
FCCU Nox Scrubber Tech II	4501674965	Trim Arcs	0395	5112713333	1.000	4,389.0X
FCCU Nox Scrubber Tech II	4501674965	Trim Plate	0395	5112713279	1.000	6,675.0X
FCCU Nox Scrubber Tech II	4501677016	Arobone - Level Gauge 23LG9800AAD	0270	5113184064	1.000	4,850.0X
FCCU Nox Scrubber Tech II	4501677016	Arobone - Level Gauge 23LG9800AAE	0270	5113184064	1.000	5,050.0X
FCCU Nox Scrubber Tech II	4501677070	Lakeside - Press Trans 3051S2CD	0280	5112933180	2.000	4,092.8X
FCCU Nox Scrubber Tech II	4501677070	Lakeside - Press Trans 3051S2TG	0280	5112933180	2.000	2,165.5X
FCCU Nox Scrubber Tech II	4501677073	Rosemount - Vortex Flow Meter	0280	5112716347	1.000	4,158.0X
FCCU Nox Scrubber Tech II	4501677073	Rosemount - Vortex Flow Meter	0280	5112746310	1.000	2,961.4X
FCCU Nox Scrubber Tech II	4501677202	Rosemount - Radar Level Trans 23LT3707	0280	5113017074	1.000	4,505.0X
FCCU Nox Scrubber Tech II	4501677202	Rosemount - Radar Level Trans 23LT3708	0280	5113017074	1.000	4,505.0X
FCCU Nox Scrubber Tech II	4501677691	Ohmart.Vega - Level Trans Pulse Radar	0280	5112917149	1.000	3,242.0X
FCCU Nox Scrubber Tech II	4501679633	NEW.12’x 16’ shed	0399	5112746923	1.000	2,180.0X
FCCU Nox Scrubber Tech II	4501679771	Graybar - Foxboro DCS Equipment	0220	5112787886	1.000	2,455.0X
FCCU Nox Scrubber Tech II	4501680971	Tyco - Heat Tracing Control Panel	0299	5113293096	1.000	4,593.4X
FCCU Nox Scrubber Tech II	4501684040	ASHCROFT GAUGE	0175	5112857631	12.000	1,357.3X
FCCU Nox Scrubber Tech II	4501684371	Proconex 1.5 Inch GC Valve 23PCV9400ACJ	0188	5112945023	1.000	3,389.5X
FCCU Nox Scrubber Tech II	4501684371	Proconex 1In Press Reduc 23PCV9400AAO	0188	5112945084	1.000	1,306.9X
FCCU Nox Scrubber Tech II	4501684371	Proconex 1 In Press Reducing Valve	0188	5112852488	4.000	4,688.9X
FCCU Nox Scrubber Tech II	4501684371	Proconex 1.5 In GC Valve 23PCV9400AAD	0188	5112945023	1.000	3,389.5X
FCCU Nox Scrubber Tech II	4501684371	Proconex Blanket Valve 23PCV9400AAK	0188	5112863301	1.000	6,144.2X
FCCU Nox Scrubber Tech II	4501686556	Miscellaneous steel, 316L plates, bolts	0330	5113263360	1.000	18,043.0X
FCCU Nox Scrubber Tech II	4501686556	Steel Suppliers - COR #3	0330	5113263360	1.000	14,600.0X
FCCU Nox Scrubber Tech II	4501686556	Steel Suppliers - Shop Premium Overtime	0330	5113040802	2.000	19,968.0X
FCCU Nox Scrubber Tech II	4501686556	Steel Suppliers Struct Steel Area 121	0330	5112945211	1.000	62,400.0X
FCCU Nox Scrubber Tech II	4501686556	Steel Suppliers -Additional Steel COR#2	0330	5113040802	1.000	135,160.0X
FCCU Nox Scrubber Tech II	4501686556	Steel Suppliers Struct Steel Area 123	0330	5112945211	1.000	50,100.0X
FCCU Nox Scrubber Tech II	4501686556	Steel Suppliers Struct Steel Area 145	0330	5112945211	1.000	26,100.0X
FCCU Nox Scrubber Tech II	4501686556	Steel Suppliers Supplier Data Requiremen	0330	5112945211	1.000	2,400.0X
FCCU Nox Scrubber Tech II	4501691003	Sandelius - Thermocouple/Thermowell Tran	0270	5112874612	1.000	2,241.4X
FCCU Nox Scrubber Tech II	4501695609	NAMW - 23-PSV-1054 Relief Valve	0188	5113201121	1.000	3,608.0X

Schedule 2.2(f) – Page 8

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501695609	NAMW - 23-PSv-1056 Relief Valve	0188	5113040048	1.000	2,741.0X
FCCU Nox Scrubber Tech II	4501695609	NAMW - 23-PSV-1058 Relief Valve	0188	5113040048	1.000	2,293.0X
FCCU Nox Scrubber Tech II	4501695609	NAMW - 23-PSV-1063 Relief Valve	0188	5113201121	1.000	3,608.0X
FCCU Nox Scrubber Tech II	4501695609	NAMW - 23-PSV-1066 Relief Valve	0188	5113201121	1.000	3,608.0X
FCCU Nox Scrubber Tech II	4501695609	NAMW - 23-PSV-1069 Relief Valve	0188	5113201121	1.000	3,608.0X
FCCU Nox Scrubber Tech II	4501696585	Proconex - 23XV3922A 2” Wash Water Shuto	0188	5113023309	1.000	1,913.0X
FCCU Nox Scrubber Tech II	4501696585	Proconex - 23XV3922B 2” Wash Water Shuto	0188	5113023309	1.000	1,913.0X
FCCU Nox Scrubber Tech II	4501696585	Proconex - 23XV4904 2” Wash Water Shutof	0188	5113023309	1.000	2,283.0X
FCCU Nox Scrubber Tech II	4501696585	Proconex - 23XV4904B 1” Wash Water Shuto	0188	5113023309	1.000	2,003.0X
FCCU Nox Scrubber Tech II	4501696585	Proconex - 23XV4918 4” Oxygen Shutoff Va	0188	5113210863	1.000	4,790.0X
FCCU Nox Scrubber Tech II	4501696585	Proconex - 23XV4919 3” Nitrogen Shutoff	0188	5113023309	1.000	2,799.0X
FCCU Nox Scrubber Tech II	4501696633	Lubrication Systems - Oil Mist Accessori	0368	5113212272	1.000	2,005.9X
FCCU Nox Scrubber Tech II	4501696728	2-1/8”I.D.X3/4” ARMAFLEX	0162	5112862034	600.000	2,358.0X
FCCU Nox Scrubber Tech II	4501696734	McJunkin Redman - 2” GA02BT000 Bronze	0158	5112840478	11.000	1,497.9X
FCCU Nox Scrubber Tech II	4501696748	Applied Controls - 2938620 QUINT-PS-l00-	0210	5112787193	2.000	1,309.9X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0914SQ FBM201 Channel Isolat	0215	5112839955	5.000	5,313.5X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0914WH FBM207b Ch Isolated 1	0215	5112839955	4.000	3,036.3X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0914XS FBM237 Channel Isolat	0215	5112839955	6.000	6,153.3X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0916CP FCM10EF 2KM Fieldbus	0215	5112839955	2.000	2,232.0X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0916TA FBM242 Channel Isolat	0215	5112839955	4.000	2,836.0X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0926CP ZCP270 Control Proces	0215	5112846029	4.000	20,644.4X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0926GW FBM232, 10/100 Mbps E	0215	5112839955	1.000	2,173.9X
FCCU Nox Scrubber Tech II	4501696829	lnvensys - P0926HT 8 Slots Hor. Baseplat	0215	5112839955	4.000	2,512.8X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0926JM 8 Slots Vert. Basepla	0215	5112839955	2.000	1,256.4X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0926MX Splitter/Combiner Kit	0215	5112839955	2.000	1,334.7X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0972VA Address Translation S	0215	5112846029	2.000	6,390.0X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0972YQ MGBIC w/1000 Base-SX	0215	5112846029	4.000	2,677.4X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0972ZA FCM100E, Field Comm M	0215	5112846029	2.000	4,062.3X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0973BJ Fiber E’net Switch w/	0215	5112846029	4.000	15,154.2X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P0973BP Redundant Pwr Supply	0215	5112846029	4.000	2,502.0X
FCCU Nox Scrubber Tech II	4501696829	Invensys - P9l37G22410A Workstation Serv	0215	5112846029	1.000	10,596.7X

Schedule 2.2(f) – Page 9

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501696829	Invensys - Q0301AT AIM*Historian SW Lic	0215	5112846029	1.000	14,218.1X
FCCU Nox Scrubber Tech II	4501696829	Invensys - S10D22230314 I/A Series Windo	0215	5112846029	1.000	10,037.1X
FCCU Nox Scrubber Tech II	4501696829	Invensys - S61C21224000 I/A Series Funct	0215	5112846029	1.000	l,055.4X
FCCU Nox Scrubber Tech II	4501696829	Invensys - S61C8385100D I/A Series Funct	0215	5112846029	1.000	17,693.9X
FCCU Nox Scrubber Tech II	4501699124	McJunkin - 2”-GA0lCB501 2” Gate Valve	0158	5112959900	11.000	2,085.0X
FCCU Nox Scrubber Tech II	4501699124	McJunkin - 2”-GA03CB503 2” Gate Valve	0158	5113190633	6.000	1,248.0X
FCCU Nox Scrubber Tech II	4501699124	McJunkin - 2”-GA9229 2” Gate Valve, Bell	0158	5112945102	4.000	1,475.5X
FCCU Nox Scrubber Tech II	4501699124	McJunkin - 3”-GA0lCB501 3” Gale Valve	0158	5112959900	7.000	1,769.3X
FCCU Nox Scrubber Tech II	4501699124	McJunkin - 3/4”-GA08CB200 3/4” Gate Valv	0158	5112925762	31.000	1,279.0X
FCCU Nox Scrubber Tech II	4501699124	McJunkin - 3/4”-GL9368 3/4” Globe Valve	0158	5112874205	10.000	3,520.0X
FCCU Nox Scrubber Tech II	4501699124	McJunkin - 3/4”-VGL038 3/4” Globe Valve	0158	5112874205	10.000	3,520.0X
FCCU Nox Scrubber Tech II	4501699237	Smith Inst - 23CAB6 Marshalling Panelq	0215	5112950493	1.000	4,900.0X
FCCU Nox Scrubber Tech II	4501699328	BARE-SD-4/0-19STR-CU	0225	5112793903	365.000	1,186.2X
FCCU Nox Scrubber Tech II	4501699328	JJA36200 200A 600V 3P BREAKER	0230	5112828705	1.000	3,331.4X
FCCU Nox Scrubber Tech II	4501699328	THHN-4/0-BLK-19STR-CU	0225	5112828534	1,950.000	4,348.5X
FCCU Nox Scrubber Tech II	4501701514	Thermon - Crouse Hinds EJB362408 NEMA 7	0210	5113268170	2.000	53,047.0X
FCCU Nox Scrubber Tech II	4501701514	Thermon - D/4/12/3 MIQ Cold Lead	0210	5113118887	8.000	1,480.0X
FCCU Nox Scrubber Tech II	4501701514	Thermon - D/4/12/3 MIQ Cold Lead Additio	0210	5113118887	6.000	1,110.0X
FCCU Nox Scrubber Tech II	4501701514	Thermon - HTSX 6-1OJ Heating Cable 120V	0210	5113118887	800.000	4,280.0X
FCCU Nox Scrubber Tech II	4501701514	Thermon - HTSX-3-1OJ Heating Cable 120V	0210	5113118887	1,900.000	10,165.0X
FCCU Nox Scrubber Tech II	4501701514	Thermon - HTSX-6-2OJ Heating Cable 208V	0210	5113118887	520.000	2,782.0X
FCCU Nox Scrubber Tech II	4501701514	Thermon - HTSX-6-2-OJ Heating Cable Addi	0210	5113118887	468.000	2,503.8X
FCCU Nox Scrubber Tech II	4501701514	Thermon MIQ-l1E0L-2S Mineral Insulated	0210	5113118887	412.000	1,359.6X
FCCU Nox Scrubber Tech II	4501701514	Thermon - PCA-H Power Connection Kit	0210	5113118887	35.000	1,260.0X
FCCU Nox Scrubber Tech II	4501702518	4-IN-GALV-STEEL-CONDUIT	0225	5112834840	100.000	1,656.0X
FCCU Nox Scrubber Tech II	4501702518	4X16-GALV-NIPPLE	0225	5112845949	33.000	1,587.6X
FCCU Nox Scrubber Tech II	4501704338	47A09-36-240 36” TRAY 20’ LENGTH ALUM	0225	5112874710	29.000	5,975.4X
FCCU Nox Scrubber Tech II	4501704338	47A09-36-240 36” TRAY 20’ LENGTH ALUM 6”	0225	5112874710	6.000	1,236.3X
FCCU Nox Scrubber Tech II	4501704338	47A09-36-240 36” TRAY 20’ LENGTHS ALUM	0225	5112874710	6.000	1,236.3X
FCCU Nox Scrubber Tech II	4501704338	THHN-2/0-GREEN-CU	0225	5112860053	850.000	1,700.0X
FCCU Nox Scrubber Tech II	4501706198	1-1/2-ALUM CONDUIT	0215	5112850576	440.000	1,399.2X

Schedule 2.2(f) – Page 10

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501706198	2004 1/2 SS BEAM CLAMP	0225	5112846016	75.000	2,142.0X
FCCU Nox Scrubber Tech II	4501706198	47A-09-12-240 12” TRAY 20FT ALUM	0225	5112875654	20.000	2,918.0X
FCCU Nox Scrubber Tech II	4501706198	47A-09-24-240 24” TRAY 20FT ALUM	0225	5112875654	10.000	1,656.7X
FCCU Nox Scrubber Tech II	4501706198	47A-09-36-240 36” TRAY 20FT ALUM	0225	5112875654	18.000	3,708.9X
FCCU Nox Scrubber Tech II	4501706198	ATR-1/2X144SS6 THREADED ROD	0225	5112875644	600.000	7,392.0X
FCCU Nox Scrubber Tech II	4501706198	B202SS4 1/2 SS SQUARE WASHER	0225	5112839651	400.000	1,696.0X
FCCU Nox Scrubber Tech II	4501706198	B22SH-120SS4 1-5/8 SS STRUT	0225	5112858700	600.000	5,664.0X
FCCU Nox Scrubber Tech II	4501706198	THHN-2/0-GREEN-CU	0225	5112850483	1,000.00	2,000.0X
FCCU Nox Scrubber Tech II	4501707477	Lotox Field Piping	0155	5113223164	1.000	24,125.2X
FCCU Nox Scrubber Tech II	4501708153	THHN-2/0-GREEN-CU	0225	5112846015	500.000	1,000.0X
FCCU Nox Scrubber Tech II	4501709049	2” and larger piping for Lotox Project	0155	5113222304	1.000	177,244.1X
FCCU Nox Scrubber Tech II	4501709922	Industrial Valve/Fittings - Valves	0185	5112937000	1.000	12,255.6X
FCCU Nox Scrubber Tech II	4501710494	Hatfield & Company	0120	5112883094	1.000	1,990.0X
FCCU Nox Scrubber Tech II	4501711728	2003 3/8 SS BEAM CLAMP	0225	5112874431	50.000	1,032.5X
FCCU Nox Scrubber Tech II	4501711728	ATR-3/8 SS THREADED ROD	0225	5112940310	400.000	2,744.0X
FCCU Nox Scrubber Tech II	4501711728	B22SH-120SS4 1-5/8 SS STRUT	0225	5112874428	200.000	1,888.0X
FCCU Nox Scrubber Tech II	4501711728	GFS1 20A GFI	0250	5112858773	3.000	1,115.3X
FCCU Nox Scrubber Tech II	4501711728	VMVSJ100GP/MT 100W LIGHT FIXTURE	0250	5112858807	5.000	1,388.5X
FCCU Nox Scrubber Tech II	4501711728	VMVSJ100GP/MT-IR 100W LIGHT FIXTURE	0225	5112954207	5.000	2,160.0X
FCCU Nox Scrubber Tech II	4501711728	XLP/PVC-2AWG-3C-W/G-600V-TC	0225	5112858053	450.000	1,935.0X
FCCU Nox Scrubber Tech II	4501711728	XLP/PVC-8AWG-3C-W/G-600V-TC	0225	5112858053	850.000	1,079.5X
FCCU Nox Scrubber Tech II	4501711728	Y48M28T45CU 45KVA TRANSFORMER	0230	5112874431	1.000	4,065.0X
FCCU Nox Scrubber Tech II	4501714959	Fabricated piping spools	0155	5113256455	1.000	27,287.4X
FCCU Nox Scrubber Tech II	4501714959	Shaw- Pipe Fabrication	0155	5113046561	1.000	414,604.0X
FCCU Nox Scrubber Tech II	4501715528	FABRICATE ELECTRICAL SUPPORTS	0250	5112858169	1.000	1,212.0X
FCCU Nox Scrubber Tech II	4501715655	23 -C-401 ACCELERATION PLATE	0399	5112864493	1.000	1,872.0X
FCCU Nox Scrubber Tech II	4501717122	151XST-120R STROBE	0225	5112875645	3.000	1,095.0X
FCCU Nox Scrubber Tech II	4501717122	1852-6860R 1PR 16AWG O/A SHIELD 300V PLT 1874-712A0 12PR 12AWG IND & OVERALL	0225	5112930758	15,436.000	3,241.5X
FCCU Nox Scrubber Tech II	4501717122	SHIE 1874-82480 24PR 18AWG IND & OVERALL	0225	5112930758	1,408.000	8,025.6X
FCCU Nox Scrubber Tech II	4501717122	SHIE	0225	5112930758	382.000	1,298.8X

Schedule 2.2(f) – Page 11

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501717122	1874-83680 36PR 18AWG IND & OVERALL SHIE	0225	5112930758	725.000	3,697.5X
FCCU Nox Scrubber Tech II	4501717122	1-IN ALUM CONDUIT	0215	5112875669	600.000	1,176.0X
FCCU Nox Scrubber Tech II	4501717122	2-IN ALUM CONDUIT	0215	5112875645	600.000	2,550.0X
FCCU Nox Scrubber Tech II	4501717122	3/4 ALUM CONDUIT	0215	5112875673	1,800.000	2,052.0X
FCCU Nox Scrubber Tech II	4501717122	300GCX-120 SELECTONE	0225	5112875645	3.000	2,058.0X
FCCU Nox Scrubber Tech II	4501717122	4075 3/4 SS PARALLEL CLAMP	0225	5112875645	50.000	1,302.5X
FCCU Nox Scrubber Tech II	4501717122	B22SH-120SS4 1-5/8 SS STRUT SLOTTED	0225	5112874548	400.000	3,776.0X
FCCU Nox Scrubber Tech II	4501717122	BARE-SD-4/019STR-CU	0225	5112875648	595.000	2,570.4X
FCCU Nox Scrubber Tech II	4501717484	1-1/2 ALUM CONDUIT	0215	5112918277	650.000	2,067.0X
FCCU Nox Scrubber Tech II	4501717484	3/4 ALUM CONDUIT	0215	5112879954	2,800.000	3,192.0X
FCCU Nox Scrubber Tech II	4501717484	4075 3/4 SS PARALLEL CLAMP	0225	5112874708	50.000	1,302.5X
FCCU Nox Scrubber Tech II	4501717484	4-IN ALUM CONDUIT	0215	5112874708	270.000	2,932.2X
FCCU Nox Scrubber Tech II	4501717484	4-IN ALUM CONDUIT	0215	5112875650	130.000	1,411.8X
FCCU Nox Scrubber Tech II	4501717484	4-IN-90DEG-ALUM-ELBOW	0215	5112875703	9.000	1,201.6X
FCCU Nox Scrubber Tech II	4501717484	4-IN-GALV CONDUIT	0225	5112875650	160.000	2,217.6X
FCCU Nox Scrubber Tech II	4501717484	5612A 1/0 5KV COLD SHRINK TERM KITS	0225	5112920197	36.000	2,736.0X
FCCU Nox Scrubber Tech II	4501717484	5623K 2/0-250MCM 5KV TERM KIT	0215	5112874708	12.000	2,232.0X
FCCU Nox Scrubber Tech II	4501717484	###-##-#### 3C #8 CLX 600V	0225	5112920197	1,155.000	2,125.2X
FCCU Nox Scrubber Tech II	4501717484	###-##-#### 3C 750 CLX 600V	0225	5112878745	400.000	14,020.0X
FCCU Nox Scrubber Tech II	4501717484	ACCN-06-144 6-IN CHANNEL	0225	5112944431	13.000	1,259.9X
FCCU Nox Scrubber Tech II	4501717484	B22SH-120SS4 1-5/8 SS STRUT SLOTTED	0225	5112878646	150.000	1,416.0X
FCCU Nox Scrubber Tech II	4501717484	B22SH-120SS4 1-5/8 SS STRUTSLOTTED	0225	5112878646	150.000	1,416.0X
FCCU Nox Scrubber Tech II	4501717484	B409-12-SS4 SS CHANNEL BRACKET	0225	5112918124	80.000	4,548.8X
FCCU Nox Scrubber Tech II	4501717484	BG98-SA 4-IN MOGUL ALUM BODY COVER BLB 10-SA 4-IN MOGUL ALUM BLB CONDUIT	0250	5112918104	18.000	2,016.0X
FCCU Nox Scrubber Tech II	4501717484	BOD BT10-SA 4-IN ALUM MOGUL BT CONDUIT	0250	5112878641	9.000	2,466.0X
FCCU Nox Scrubber Tech II	4501717484	BODY	0250	5112918220	9.000	2,574.0X
FCCU Nox Scrubber Tech II	4501717484	COND4-G 4-IN PVC COATED CONDUIT	0215	5112875650	200.000	4,722.0X
FCCU Nox Scrubber Tech II	4501717484	CUT/REEL CHARGE	0225	5112926791	3.000	1,296.0X
FCCU Nox Scrubber Tech II	4501717484	EYS10-SA 4-IN ALUM FEMALE SEAL	0250	5113000115	18.000	3,888.0X

Schedule 2.2(f) – Page 12

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501717484	LRELL4X36-G PVC COATED ELBOW	0215	5112878698	16.000	6,209.4X
FCCU Nox Scrubber Tech II	4501717484	TMCX8302 3-IN CORD CONN.	0250	5112872757	6.000	1,476.0X
FCCU Nox Scrubber Tech II	4501717484	UNY 1005-SA 4-IN ALUM MALE UNION	0250	5112872695	8.000	1,128.7X
FCCU Nox Scrubber Tech II	4501717484	VMVSJ070GP/MT-IR 70W LIGHT FIXTURE	0225	5112995073	6.000	2,592.0X
FCCU Nox Scrubber Tech II	4501717484	XLP/PVC-12AWG-3C-W/G-600V-TC	0225	5112875662	2,000.000	1,300.0X
FCCU Nox Scrubber Tech II	4501717484	YMCX7247 2-1/2 CORD CONN	0250	5112878672	18.000	3,348.0X
FCCU Nox Scrubber Tech II	4501717816	Senior Flexonics - 2” Flexible Connector	0182	5113125114	1.000	1,775.0X
FCCU Nox Scrubber Tech II	4501717816	Senior Flexonics - 3” Flexible Connector	0182	5113125114	1.000	1,765.0X
FCCU Nox Scrubber Tech II	4501717816	Senior Flexonics - 4” Flexible Connector	0182	5113125114	2.000	3,350.0X
FCCU Nox Scrubber Tech II	4501717816	Senior Flexonics - Flexible Connector	0182	5113125114	2.000	3,900.0X
FCCU Nox Scrubber Tech II	4501717960	###-##-#### 3C 500 CLX 600V	0225	5112926789	1,200.000	28,524.0X
FCCU Nox Scrubber Tech II	4501719771	3/4 SARCO TD42H TRAP	0175	5112915147	8.000	2,396.9X
FCCU Nox Scrubber Tech II	4501719957	PPH-CABLE TRAY SUPPORT 18” WIDE @ 18” AB	0225	5112930690	12.000	7,983.8X
FCCU Nox Scrubber Tech II	4501720910	B409-l2-SS4 SS CHANNEL BRACKET	0225	5112918282	50.000	2,843.0X
FCCU Nox Scrubber Tech II	4501721453	Eastern Controls - 870ITPH-AYFNZ-7 INTEL	0299	5112936753	4.000	5,275.7X
FCCU Nox Scrubber Tech II	4501721453	Eastern Controls - ORP10-1N2B DolpHin Se	0299	5112938672	2.000	1,758.3X
FCCU Nox Scrubber Tech II	4501721453	Eastern Controls - PH10-3N2B DolpHin Ser	0299	5112938672	2.000	1,428.7X
FCCU Nox Scrubber Tech II	4501721470	Eastern - O’Brien Instrument Enclosure	0215	5113008914	2.000	1,374.0X
FCCU Nox Scrubber Tech II	4501723380	5-IN-36RAD-90D GALV ELBOW	0215	5112914621	17.000	3,944.0X
FCCU Nox Scrubber Tech II	4501723380	5-IN-ALUM CONDUIT	0215	5112926795	80.000	1,189.6X
FCCU Nox Scrubber Tech II	4501723380	5-IN-GALV-CONDUIT	0225	5112914621	570.000	17,920.8X
FCCU Nox Scrubber Tech II	4501723380	5-IN-PVC-SCHED-40 CONDUIT	0225	5112914533	1,500.000	2,955.0X
FCCU Nox Scrubber Tech II	4501723380	5XCLOSEX3-ALUM NIPPLE	0250	5112930660	9.000	1,125.0X
FCCU Nox Scrubber Tech II	4501723380	CESD2213 2W-3P RECPT.	0215	5112956015	8.000	2,489.2X
FCCU Nox Scrubber Tech II	4501723380	D2LU324*21l30-3M100 PANELBOARD	0225	5112956015	1.000	12,365.0X
FCCU Nox Scrubber Tech II	4501723380	D2LLU324E-02120E-19120-3M100 PANELBOARD	0225	5113000153	1.000	12,860.0X
FCCU Nox Scrubber Tech II	4501723380	EYS0l26-SA 5-IN SEAL FITTING	0225	5112958827	17.000	6,885.0X
FCCU Nox Scrubber Tech II	4501723380	GFS1 20A GFI	0250	5112920227	4.000	1,487.1X
FCCU Nox Scrubber Tech II	4501723380	RD70 100/250W DOME REFLECTOR	0225	5112920227	33.000	1,044.7X
FCCU Nox Scrubber Tech II	4501723380	UNY012 5-IN MALE UNION	0250	5112878615	6.000	1,034.9X
FCCU Nox Scrubber Tech II	4501723380	VMVS2A100GP/MT 100W HPS LIGHT FIXTURE	0225	5112920227	13.000	3,859.1X

Schedule 2.2(f) – Page 13

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501723380	VMVS2TW100GP/MT 100W HPS FIXTURE	0225	5112920227	4.000	1,424.0X
FCCU Nox Scrubber Tech II	4501723380	VMVSJ100GP/MT 100W HPS FIXTURE	0250	5112920227	4.000	1,110.8X
FCCU Nox Scrubber Tech II	4501723380	VMVSJ100GP/MT-IR 100W HPS IR FIXTURE	0225	5113000153	12.000	5,184.0X
FCCU Nox Scrubber Tech II	4501723380	Y48M28T30CU 30KVA TRANSFORMER	0230	5112935347	3.000	9,795.0X
FCCU Nox Scrubber Tech II	4501724710	Electrical Vault	0250	5113035601	1.000	8,582.0X
FCCU Nox Scrubber Tech II	4501725326	Eastern Controls - BS806KN Rail Mounting	0215	5113008931	4.000	2,752.0X
FCCU Nox Scrubber Tech II	4501727540	B22A-240-SS4 1-5/8 BACK TO BACK SS STRUT	0225	5112926783	320.000	3,020.8X
FCCU Nox Scrubber Tech II	4501727540	B281A-HDG STRUT BACK TO BACK BASE	0225	5112926783	32.000	1,307.5X
FCCU Nox Scrubber Tech II	4501728846	66335020	0155	5112951555	42.330	2,939.4X
FCCU Nox Scrubber Tech II	4501728846	66832228	0155	5112951555	61.250	2,866.5X
FCCU Nox Scrubber Tech II	4501731999	1” x 8” x 60” CS Plate	0395	5112935271	18.000	1,890.0X
FCCU Nox Scrubber Tech II	4501732008	Set of lifting lugs	0330	5112946375	1.000	8,447.0X
FCCU Nox Scrubber Tech II	4501732008	Temp. support per sketch	0399	5112946375	1.000	1,011.0X
FCCU Nox Scrubber Tech II	4501733017	1/16” C276 plate 48” x 144”	0395	5112999990	6.000	20,293.5X
FCCU Nox Scrubber Tech II	4501735027	Invensys - Triconex FCC SIS	0215	5113119901	1.000	124,600.0X
FCCU Nox Scrubber Tech II	4501735027	Invensys CO-001 for PO 4501735027	0215	5113199998	1.000	21,159.1X
FCCU Nox Scrubber Tech II	4501735127	27W47 L5-20R LOCKING CONN.	0215	5112954157	45.000	1,454.4X
FCCU Nox Scrubber Tech II	4501737166	PLT8LH-C120 BLACK TY-RAP	0250	5112959527	4,000.000	4,640.0X
FCCU Nox Scrubber Tech II	4501737172	8” S/40S TEE A403 WP316/316LW	0158	5112943163	2.000	1,316.4X
FCCU Nox Scrubber Tech II	4501737220	8” X 8” -20’ MIXCED RED & WHITE OAK	0110	5113022631	36.000	3,846.9X
FCCU Nox Scrubber Tech II	4501737220	FCO to PO # 4501737220	0110	5113172774	18.000	1,923.4X
FCCU Nox Scrubber Tech II	4501738162	Elevated Fire Monitor	0164	5113099200	1.000	19,875.0X
FCCU Nox Scrubber Tech II	4501738728	McKay 308L-16 3/32 6# can	0195	5112959305	796.000	4,298.4X
FCCU Nox Scrubber Tech II	4501739041	PROVIDE SAFETY CABLE	0162	5113021050	10.000	3,517.5X
FCCU Nox Scrubber Tech II	4501739648	Deacon 3 150 FLG SS DFT EXCALIBER CK VLV	0175	5113025778	1.000	3,322.1X
FCCU Nox Scrubber Tech II	4501740638	Rumsey - Circuit Breakers	0220	5113040929	2.000	34,866.0X
FCCU Nox Scrubber Tech II	4501742010	XLP/PVC-2/0AWG-3/C-W/G-600V-TC	0225	5112967868	465.000	3,654.9X
FCCU Nox Scrubber Tech II	4501743342	PLT5H-C30LOCKING CABLE TIE	0250	5112998416	2,000.000	1,420.0X
FCCU Nox Scrubber Tech II	4501745892	3/4” GL 9368	0185	5113017107	4.000	1,408.0X
FCCU Nox Scrubber Tech II	4501745895	1”CLO1SU301	0188	5113024267	3.000	1,522.1X
FCCU Nox Scrubber Tech II	4501745895	1” GA01SU301	0188	5113024267	6.000	1,080.9X

Schedule 2.2(f) – Page 14

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501745895	3/4” GA01SU200	0188	5113114459	7.000	1,301.8X
FCCU Nox Scrubber Tech II	4501745900	2 150# GATE VALVE	0188	5113267397	1.000	2,895.0X
FCCU Nox Scrubber Tech II	4501745900	3/4 SW/T 800# GATE VALVE	0188	5113267397	4.000	1,524.0X
FCCU Nox Scrubber Tech II	4501746368	10” S/10S TEE A403 WP316 SMLS 1 BONNEY FORGE HL-18L-SW 800# BODY:	0115	5113010533	1.000	1,343.7X
FCCU Nox Scrubber Tech II	4501746837	FORG	0188	5112998981	6.000	1,273.6X
FCCU Nox Scrubber Tech II	4501746979	1/8” E904L SS ELECTRODE	0195	5113040730	306.000	6,064.9X
FCCU Nox Scrubber Tech II	4501746979	1/8” ERNiCrMo-10 TIG WIRE	0195	5113028604	30.000	1,268.4X
FCCU Nox Scrubber Tech II	4501746979	3/32” E308L SS ELECTRODE	0195	5113028604	252.000	1,360.8X
FCCU Nox Scrubber Tech II	4501746979	3/32” E904L SS ELECTRODE	0195	5113040730	252.000	4,825.8X
FCCU Nox Scrubber Tech II	4501748482	3/32” E308L SS ELECTRODE	0195	5113014058	402.000	2,170.8X
FCCU Nox Scrubber Tech II	4501748482	3/32” E316 SS ELECTRODE	0195	5113014058	204.000	1,287.2X
FCCU Nox Scrubber Tech II	4501750624	24A-09-06-240 ALUM TRAY	0225	5113037751	10.000	1,960.5X
FCCU Nox Scrubber Tech II	4501753566	HVS-1523S IN LINE SPLlCE FOR EACH PHASE HVSA-3 RE-ARMORING AND REJACKETING	0225	5113038417	24.000	8,544.0X
FCCU Nox Scrubber Tech II	4501753566	KIT HVT-Z-152-G INDOOR TERMINATION, ONE	0225	5113038417	8.000	6,656.0X
FCCU Nox Scrubber Tech II	4501753566	FOR HVT-Z-153-G INDOOR TERMINATION, ONE	0225	5113038417	36.000	3,202.5X
FCCU Nox Scrubber Tech II	4501753566	FOR MOD-3A-HVT SEALING BOOT PLUS	0225	5113038417	12.000	1,239.8X
FCCU Nox Scrubber Tech II	4501753566	REJACKETING MOD-3B-HVT SEALING BOOT PLUS	0225	5113038417	12.000	4,280.0X
FCCU Nox Scrubber Tech II	4501753566	REKJACKETIN	0225	5113038417	4.000	1,547.4X
FCCU Nox Scrubber Tech II	4501759280	Lotox Project Priority 1 Pipe Supports	0155	5113105854	1.000	10,637.6X
FCCU Nox Scrubber Tech II	4501759280	Lotox Project Priority 2 Pipe Supports	0155	5113194386	1.000	9,947.0X
FCCU Nox Scrubber Tech II	4501759280	Lotox Project Priority 3 Pipe Supports	0155	5113194407	1.000	3,244.5X
FCCU Nox Scrubber Tech II	4501759280	Lotox Project Priority 4 Pipe Supports	0155	5113177328	1.000	12,909.7X
FCCU Nox Scrubber Tech II	4501762754	Hood for fume remover	0164	5113116078	8.000	1,692.0X
FCCU Nox Scrubber Tech II	4501762762	SUPPORTS PER ATTACHED DRG.	0330	5113036344	8.000	2,176.0X
FCCU Nox Scrubber Tech II	4501762765	Grating clip	0115	5113086399	600.000	1,680.0X
FCCU Nox Scrubber Tech II	4501762765	Grating clip	0115	5113125944	800.000	2,240.0X
FCCU Nox Scrubber Tech II	4501762793	Invensys - FBM233, 10/100 Mbps Ethernet,	0215	5113099202	2.000	4,205.7X

Schedule 2.2(f) – Page 15

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501762796	BX006DWLS9KR 6-FIBER 62.5, MM, TIGHT BUF	0225	5113083089	4,026.000	4,509.1X
FCCU Nox Scrubber Tech II	4501762796	CR36-B NON-METALLIC CABLE RACK	0225	5113053014	40.000	1,842.0X
FCCU Nox Scrubber Tech II	4501762796	HVS-1521S IN-LINE SPLICE 3C CLX 4/0 HVSA-3 REARMORING AND REJACKETING	0225	5113083089	18.000	3,353.7X
FCCU Nox Scrubber Tech II	4501762796	KIT 3C MBSM-125/30-1200 WRAP AROUND REPAIR	0225	5113083089	6.000	4,992.0X
FCCU Nox Scrubber Tech II	4501762796	SLEE	0225	5113083089	24.000	3,175.2X
FCCU Nox Scrubber Tech II	4501762796	RA-11 11-INCH ARM	0225	5113053014	80.000	2,248.8X
FCCU Nox Scrubber Tech II	4501763047	PLT8LH-C120 LOCKING CABLE TIE 1852-6860R 1 PR 16AWG SHIELDED TRAY	0250	5113053101	4,000.00	4,640.0X
FCCU Nox Scrubber Tech II	4501764661	CABLE	0225	5113092717	10,000.000	2,100.0X
FCCU Nox Scrubber Tech II	4501764796	Pipe	0158	5113114354	10.000	2,214.9X
FCCU Nox Scrubber Tech II	4501764856	EPOXY COAT COOLING WATER SKIDS	0152	5113053187	1.000	7,800.0X
FCCU Nox Scrubber Tech II	4501765879	Part # *M5AHSS-44-BL	0299	5113106085	6.000	2,984.4X
FCCU Nox Scrubber Tech II	4501766455	Escoweld 7505E/7530	0368	5113053027	82.000	32,964.0X
FCCU Nox Scrubber Tech II	4501766461	Kraemer Gunite - Fireproofing Skirt	0135	5113106304	1.000	19,675.0X
FCCU Nox Scrubber Tech II	4501766977	5XCLOSEX3-ALUM-NIPPLE	0250	5113117110	10.000	1,678.6X
FCCU Nox Scrubber Tech II	4501767064	999 VLV GT SS HL-T 1/2	0299	5113104766	3.000	1,298.4X
FCCU Nox Scrubber Tech II	4501767878	Fab Repads-per provided templates	0330	5113079935	1.000	2,390.0X
FCCU Nox Scrubber Tech II	4501767967	B279FL-SS4 2-HOLE SS POST BASE	0225	5113115455	20.000	1,197.2X
FCCU Nox Scrubber Tech II	4501767967	N228SS6 3/8-INCH SS SPRING NUT	0225	5113092663	400.000	1,412.0X
FCCU Nox Scrubber Tech II	4501769959	1” x 8” x 60” CS Plate	0395	5113091115	18.000	1,890.0X
FCCU Nox Scrubber Tech II	4501769959	FCO # PO 4501769959	0395	5113125009	18.000	1,890.0X
FCCU Nox Scrubber Tech II	4501769978	Leveling discs	0330	5113092270	40.000	1,552.0X
FCCU Nox Scrubber Tech II	4501770902	rolled flat bar	0395	5113105847	1.000	1,859.0X
FCCU Nox Scrubber Tech II	4501770902	rolled fiat bar	0395	5113269275	1.000	4,841.0X
FCCU Nox Scrubber Tech II	4501771870	1150 1-1/2-INCH SS RIGHT ANGLE CLAMP	0225	5113115479	50.000	1,116.5X
FCCU Nox Scrubber Tech II	4501772207	Part # 8M8F-V12LN-SS-ST-SPECIAL	0299	5113126804	12.000	2,355.0X
FCCU Nox Scrubber Tech II	4501775426	6 SCH 40S T316/316L SS SMLS PIPE PE SC 1	0125	5113371253	44.000	3,729.0X
FCCU Nox Scrubber Tech II	4501776411	3/32” E320-16 Electrodes	0195	5113124458	168.000	4,747.6X
FCCU Nox Scrubber Tech II	4501776415	Series “F” Replacement Modules	0395	5113171624	1.000	16,112.0X
FCCU Nox Scrubber Tech II	4501776415	Series “G” Replacement Modules	0395	5113171624	1.000	18,648.0X

Schedule 2.2(f) – Page 16

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501776486	1874-85080 50 PAIR 18AWG IND & OVERALL S	0225	5113116684	470.000	3,440.4X
FCCU Nox Scrubber Tech II	4501776486	TMCX9352 3-1/2-INCH CORD CONN.	0250	5113116559	4.000	1,463.5X
FCCU Nox Scrubber Tech II	4501778675	1/8” E309L SS ELECTRODES	0195	5113124464	150.000	1,213.5X
FCCU Nox Scrubber Tech II	4501778675	1/8” E316L SS ELECTRODES	0195	5113124413	250.000	2,117.5X
FCCU Nox Scrubber Tech II	4501778675	1/8” E7018 ELECTRODES	0195	5113124466	1,000.000	2,070.0X
FCCU Nox Scrubber Tech II	4501778675	3/32” E309L SS ELECTRODES	0195	5113124464	120.000	1,056.0X
FCCU Nox Scrubber Tech II	4501778728	2003 3/8 SS BEAM CLAMP	0225	5113116769	50.000	1,032.5X
FCCU Nox Scrubber Tech II	4501780495	Custom Cut Oak Wedges	0330	5113172775	20.000	1,170.0X
FCCU Nox Scrubber Tech II	4501783484	18 PETERSEN #141 ALUM PLUG	0155	5113131277	2.000	1,283.4X
FCCU Nox Scrubber Tech II	4501784111	1/8” ER308/308L SS TIG WIRE	0195	5113181086	150.000	1,180.5X
FCCU Nox Scrubber Tech II	4501784111	1/8” ER316 SS TIG WIRE	0195	5113178211	150.000	1,456.5X
FCCU Nox Scrubber Tech II	4501784111	3/32” E7018 ELECTRODE	0195	5113178211	500.000	1,050.0X
FCCU Nox Scrubber Tech II	4501784111	3/32” ER308/308L SS TIG WIRE	0195	5113178211	150.000	1,192.5X
FCCU Nox Scrubber Tech II	4501784111	3/32” ER316 SS TIG WIRE	0195	5113181086	150.000	1,512.0X
FCCU Nox Scrubber Tech II	4501785497	l/8” ER308LSS	0195	5113181083	150.000	1,180.5X
FCCU Nox Scrubber Tech II	4501785497	3/32” ER308LSS	0195	5113181083	150.000	1,192.5X
FCCU Nox Scrubber Tech II	4501785497	3/32” ERNiCrMo-4	0195	5113181083	100.000	3,309.0X
FCCU Nox Scrubber Tech II	4501786200	XLP/PVC-12AWG-3C-CU-600V-TC	0225	5113173722	2,050.00	1,148.0X
FCCU Nox Scrubber Tech II	4501787263	5 Star Grout 150-50#	0110	5113183512	50.000	2,550.0X
FCCU Nox Scrubber Tech II	4501787398	Coppus 6” x 30’ duct	0162	5113131318	4.000	1,638.0X
FCCU Nox Scrubber Tech II	4501787398	PV 1000 porta vent with motor	0162	5113131318	1.000	1,282.5X
FCCU Nox Scrubber Tech II	4501788611	F66W36SS TROUGH SS 6” X 6” X 36”	0215	5113177757	3.000	1,395.9X
FCCU Nox Scrubber Tech II	4501790114	Copper Buss Bars (6)	0250	5113178566	1.000	1,648.0X
FCCU Nox Scrubber Tech II	4501790142	2003 3/8 SS BEAM CLAMP	0225	5113190545	50.000	1,032.5X
FCCU Nox Scrubber Tech II	4501790142	B201SS4 3/8 SS SQUARE WASHER	0225	5113181028	300.000	1,158.0X
FCCU Nox Scrubber Tech II	4501790142	B409-12-SS4 STRUT BRACKET SS	0225	5113180815	50.000	2,843.0X
FCCU Nox Scrubber Tech II	4501790142	TYC28MX BLACK CABLE TIE	0250	5113181037	5,000.000	2,050.0X
FCCU Nox Scrubber Tech II	4501790143	4/0-3C X-OLENE XLP 3 CABELED WITH 3X #8 POWERLINE IAF PANEL AS PER QUOTE#	0225	5113196731	300.000	3,918.0X
FCCU Nox Scrubber Tech II	4501790143	215358	0225	5113211030	1.000	2,530.0X
FCCU Nox Scrubber Tech II	4501790548	999 PIPE 304 S40 SMLS 6	0158	5113192497	185.100	14,260.1X
FCCU Nox Scrubber Tech II	4501790548	ELL 304 90 S40 6	0158	5113192493	6.000	1,446.0X

Schedule 2.2(f) – Page 17

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
FCCU Nox Scrubber Tech II	4501791000	###-##-#### 500MCM 3C CLX	0225	5113211031	670.000	19,409.9X
FCCU Nox Scrubber Tech II	4501791000	###-##-#### 750MCM 3C CLX	0225	5113211031	236.000	10,046.5X
FCCU Nox Scrubber Tech II	4501792814	Fabricated Lifting Lugs	0330	5113178413	2.000	3,156.0X
FCCU Nox Scrubber Tech II	4501793203	Rumsey - Full Voltage Non-Reversing Star	0220	5113223168	2.000	3,942.0X
FCCU Nox Scrubber Tech II	4501793491	3/4 BONNEY FORGE HL-18L-SW/T 800# BODY:	0188	5113184673	8.000	1,645.6X
FCCU Nox Scrubber Tech II	4501795102	XLP/PVC-12AWG-3C-NO-GROUND-600V-CU-TC	0225	5113201820	3,029.000	1,696.2X
FCCU Nox Scrubber Tech II	4501795989	STT12V100 TUBULAR FLODDED BATTERY	0225	5113279149	6.000	3,990.6X
FCCU Nox Scrubber Tech II	4501797659	B22SH-120SS4 1-5/8 SS SLOTTED STRUT	0225	5113203626	200.000	1,888.0X
FCCU Nox Scrubber Tech II	4501797659	B409-12SS4 STRUT SS BRACKET	0225	5113343193	50.000	2,843.0X
FCCU Nox Scrubber Tech II	4501797659	VMVSJ100GP/120-IR 100W LIGHT FIXTURE	0225	5113281004	12.000	5,580.0X
FCCU Nox Scrubber Tech II	4501799196	1874-83680 36PR 18AWG IND & OVERALL SHIE	0225	5113203562	500.000	2,660.0X
FCCU Nox Scrubber Tech II	4501801134	B22SH-120SS4 1-5/8 SLOTTED SS STRUT	0225	5113257137	200.000	1,888.0X
FCCU Nox Scrubber Tech II	4501802218	1/8” ENiCrMo-3 TIG WIRE	0195	5113255459	50.000	1,426.0X
FCCU Nox Scrubber Tech II	4501802218	1/8” ERNiCrMo-3 ELECTRODE	0195	5113255459	100.000	3,376.0X
FCCU Nox Scrubber Tech II	4501802218	1/8” ERNiCrMo-4 ELECTRODE	0195	5113255459	50.000	1,755.0X
FCCU Nox Scrubber Tech II	4501802218	3/32” ERNiCrMo-3 TIG WIRE	0195	5113255459	200.000	5,790.0X
FCCU Nox Scrubber Tech II	4501802218	3/32” ERNiCrMo-4 TIG WIRE	0195	5113255459	48.000	1,480.3X
FCCU Nox Scrubber Tech II	4501802218	3/32” ERNiCrMo-3 ELECTRODE	0195	5113255459	100.000	3,467.0X
FCCU Nox Scrubber Tech II	4501802218	3/32” ERNiCrMo-4 ELECTRODE	0195	5113255459	50.000	1,773.0X
Gasification Performance Improvement	4501130565	Magnetic Sign for Truck	0173	5110197440	2.000	60.0X
Gasification Performance Improvement	4501150638	Delivery & Installation	0365	5110503307	1.000	11,175.0X
Gasification Performance Improvement	4501150638	Deposit on Furniture per Quote 3//5/07	0365	5110503307	1.000	60,000.0X
Gasification Performance Improvement	4501150638	Furniture per A O E Quote 3//5/07	0365	5110503307	1.000	104,940.X
Gasification Performance Improvement	4501194420	4’ Square Table w/Seats	0365	5110678072	1.000	542.8X
Gasification Performance Improvement	4501194420	7.5’ Umbrella w/Pole	0365	5110678072	1.000	316.6X
Gasification Performance Improvement	4501194420	Ash Urn	0365	5110678072	1.000	324.8X
Gasification Performance Improvement	4501194420	Concrete Umbrella Base	0365	5110678072	1.000	63.22
Gasification Performance Improvement	4501194420	Smoking Shelter	0365	5110678072	1.000	5,644.0X
Gasification Performance Improvement	4501217911	Combination Cabinet	0365	5110492531	1.000	206.7X
Gasification Performance Improvement	4501217911	Estimated Freight	0365	5110492531	1.000	53.23

Schedule 2.2(f) – Page 18

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501251484	Cal Gas 58L (H2S)	0164	5110751260	1.000	94.25
Gasification Performance Improvement	4501251484	Cal Gas 58L (SO2)	0164	5110751260	1.000	91.0X
Gasification Performance Improvement	4501251484	Gas Alert Dock II	0164	5110751260	1.000	1,621.7X
Gasification Performance Improvement	4501251484	Micro Dock II Brackets	0164	5110751260	1.000	14.3X
Gasification Performance improvement	4501251484	Regulator	0164	5110751260	2.000	422.5X
Gasification Performance Improvement	4501251484	Wall Mount	0164	5110751260	2.000	97.5X
Gasification Performance Improvement	4501258882	System 2/19 4”x8” thin modular sign	0365	5110772280	26.000	1,634.8X
Gasification Performance Improvement	4501258954	Diverter Valve	0399	5111630548	2.000	146,840.XX
Gasification Performance Improvement	4501258954	Estimated Freight	0399	5111641074	1.000	5,000.0X
Gasification Performance Improvement	4501258980	Add Flanges	0399	5111860075	1.000	1,715.0X
Gasification Performance Improvement	4501258980	Add Lifting Holes	0399	5111860075	1.000	1,086.0X
Gasification Performance Improvement	4501258980	Add Lifting Plates	0399	5111860075	1.000	1,350.0X
Gasification Performance Improvement	4501258980	Add Pads	0399	5111860075	1.000	l,270.0X
Gasification Performance Improvement	4501258980	Add Plates and Door	0399	5111860075	1.000	3,772.0X
Gasification Performance Improvement	4501258980	Estimated Freight	0399	5111769871	1.000	14,900.0X
Gasification Performance Improvement	4501258980	Estimated Freight Adjustment	0399	5111769871	1.000	7,229.0X
Gasification Performance Improvement	4501258980	Feed Chute	0399	5111769872	2.000	23,450.0X
Gasification Performance Improvement	4501258980	Lower Concrete Sump	0399	5111769872	1.000	12,060.0X
Gasification Performance Improvement	4501258980	Pipe & Flange Changes	0399	5111860075	1.000	4,338.0X
Gasification Performance Improvement	4501258980	Plug Holes	0399	5111860075	4.000	6,592.0X
Gasification Performance Improvement	4501258980	Re-designed Tower Platform	0399	5111769872	1.000	89,565.0X
Gasification Performance Improvement	4501258980	Relocate covers	0399	5111860075	1.000	2,004.0X
Gasification Performance Improvement	4501258980	Relocate Door	0399	5111860075	1.000	1,578.0X
Gasification Performance Improvement	4501258980	Revise Rain Cover	0399	5111860075	1.000	5,811.0X
Gasification Performance Improvement	4501258980	Submerged Chain Conveyor	0399	5111820330	1.000	928,500.XX
Gasification Performance Improvement	4501258980	Surface Preparation	0399	5111769872	1.000	5,500.0X
Gasification Performance Improvement	4501258980	Tail Pulley Take-Up	0399	5111769872	1.000	7,950.0X
Gasification Performance improvement	4501308388	Footwear Brush	0399	5110875285	1.000	84.94
Gasification Performance Improvement	4501312974	12 Stage 4x6 Pumps	0368	5111746300	1.000	1,918,845.XX
Gasification Performance improvement	4501312974	Lube System	0368	5113052193	1.000	120,387.XX
Gasification Performance Improvement	4501312974	Price Adders	0368	5113134928	1.000	152,510.XX

Schedule 2.2(f) – Page 19

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501315167	Estimated Freight	0395	5112488124	1.000	4,000.0X
Gasification Performance Improvement	4501315167	Scrubber Bottom Cones	0395	5111170451	1.000	369,060.0X
Gasification Performance Improvement	4501315248	BlackWater Handling Sys	0399	5111373329	1.000	2,300,061.0X
Gasification Performance Improvement	4501315248	Change Notice: WesTech PO 4501315248	0399	5112832378	1.000	32,940.4X
Gasification Performance Improvement	4501315248	Change Notice: WesTech PO#4501315248	0399	5112256466	5.000	172,163.0X
Gasification Performance Improvement	4501315248	Change Notice: WesTech PO#4501315248	0399	5112832378	1.000	33,161.5X
Gasification Performance Improvement	4501319183	Add Relays	0345	5111773695	1.000	1,830.0X
Gasification Performance Improvement	4501319183	Hydro Test Valve	0345	5111857104	1.000	2,145.0X
Gasification Performance Improvement	4501319183	Plate & Frame Exchangers	0345	5111270922	1.000	340,011.0X
Gasification Performance Improvement	4501319183	Upgrade to Stainless	0345	5111773695	1.000	3,631.0X
Gasification Performance Improvement	4501321982	Book Case # 4KJ43	0365	5111022403	1.000	167.2X
Gasification Performance Improvement	4501321982	Bulletin Board #2CY97	0365	5110980247	1.000	124.5X
Gasification Performance Improvement	4501321982	File Cabinets#1KE52	0365	5111022405	2.000	420.0X
Gasification Performance Improvement	4501321982	File Cabinets#1PX81	0365	5110981703	1.000	140.0X
Gasification Performance Improvement	4501321982	Footwear Brush	0365	5111022331	1.000	70.25
Gasification Performance Improvement	4501331061	Grey Water Storage Tank	0375	5111116746	1.000	445,250.0X
Gasification Performance Improvement	4501334430	Estimated Freight	0345	5112768152	1.000	58,000.0X
Gasification Performance Improvement	4501334430	Increase Service Severity	0345	5112702569	6.000	17,020.0X
Gasification Performance Improvement	4501334430	Ohmstedt - Additional Fabrication	0345	5112703038	1.000	1,270.0X
Gasification Performance Improvement	4501334430	Shell & Tube Exchangers	0345	5111667570	1.000	2,490,260.0X
Gasification Performance Improvement	4501335012	Estimated Freight	0345	5112113966	1.000	76,000.0X
Gasification Performance Improvement	4501335012	Head w/Support	0345	5112113966	1.000	19,200.0X
Gasification Performance Improvement	4501335012	Modifications	0345	5112113966	1.000	7,400.0X
Gasification Performance Improvement	4501335012	Price Adder to add a 1” RFLWN	0345	5112113966	1.000	1,100.0X
Gasification Performance Improvement	4501335012	Price Adder to Increase PSV from 6” to 8	0345	5112113966	1.000	900.0X
Gasification Performance Improvement	4501335012	Shell & Tube Exchangers	0345	5111129266	1.000	2,199,200.0X
Gasification Performance Improvement	4501335012	Spare Gaskets	0345	5112113966	1.000	36,800.0X
Gasification Performance Improvement	4501335012	Support	0345	5112113966	5.000	25,200.0X
Gasification Performance Improvement	4501342171	Black File Cabinet 4KJ30	0365	5111116797	1.000	128.2X
Gasification Performance Improvement	4501342171	Black File Cabinet 4KJ42	0365	5111116797	1.000	209.7X
Gasification Performance Improvement	4501342171	Lock Kits 4KJ94	0365	5111116797	3.000	31.71

Schedule 2.2(f) – Page 20

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501346171	Structural Steel Per Quote	0330	5111370376	1.000	127,340.X
Gasification Performance Improvement	4501350220	Filing Cabinet	0399	5111134941	1.000	244.5X
Gasification Performance Improvement	4501360289	Ejector	0158	5111382729	1.000	10,420.0X
Gasification Performance Improvement	4501360289	Freight	0158	5111382729	1.000	290.0X
Gasification Performance Improvement	4501367813	30” 90deg Elbow	0158	5111354962	5.000	11,500.0X
Gasification Performance Improvement	4501367813	30” Double Random Length Pipe	0158	5111354962	239.600	32,346.0X
Gasification Performance Improvement	4501367813	30” Flange	0158	5111354962	2.000	2,218.0X
Gasification Performance Improvement	4501367813	30” Single Random Length Pipe	0158	5111354962	19.900	2,686.5X
Gasification Performance Improvement	4501367813	Painting	0158	5111353705	1.000	5,300.0X
Gasification Performance Improvement	4501371847	File Cabinet Item 4956T2	0399	5111187469	1.000	268.0X
Gasification Performance Improvement	4501371899	Valve	0188	5111242743	4.000	21,175.0X
Gasification Performance Improvement	4501372224	Alloy Analyzer	0267	5111255176	1.000	28,450.0X
Gasification Performance Improvement	4501372224	Lead Paint Analysis Package	0267	5111255176	1.000	2,500.0X
Gasification Performance Improvement	4501372224	Shipping	0267	5111255176	1.000	125.0X
Gasification Performance Improvement	4501378177	Electrical Power Equip	0230	5111286577	1.000	2,281,187.X
Gasification Performance Improvement	4501378177	Estimated Freight	0230	5112787448	1.000	50,000.0X
Gasification Performance Improvement	4501378177	Rumsey Electric - Additional Work	0230	5112764281	1.000	68,379.0X
Gasification Performance Improvement	4501383616	Cabinet 7D907	0399	5111263728	1.000	381.7X
Gasification Performance Improvement	4501388659	Additional Freight Cost	0368	5112030134	1.000	444.1X
Gasification Performance Improvement	4501388659	Estimated Freight	0368	5112030134	1.000	397.0X
Gasification Performance Improvement	4501388659	Recycle Cond Pumps	0368	5112030134	1.000	69,920.0X
Gasification Performance Improvement	4501391633	Expedite Delivery	0368	5111718711	1.000	9,500.0X
Gasification Performance Improvement	4501391633	Freight	0368	5111718711	1.000	1,500.0X
Gasification Performance Improvement	4501391633	Pumps	0368	5111450877	1.000	159,960.X
Gasification Performance Improvement	4501391633	Spare Parts	0368	5111718711	1.000	7,297.0X
Gasification Performance Improvement	4501392353	Flash Drums	0399	5111592774	1.000	2,826,222.X
Gasification Performance Improvement	4501392353	Freight	0399	5113010100	6.000	57,000.0X
Gasification Performance Improvement	4501392353	Plant Maint. - Freight	0399	5113010100	1.000	3,941.7X
Gasification Performance Improvement	4501392353	Plant Maintenance Serv. - PWHT	0399	5112775331	2.000	19,940.0X
Gasification Performance Improvement	4501392353	Plant Mtn Service FCO 63	0399	5112593608	1.000	66,442.0X
Gasification Performance Improvement	4501392353	Plant Mtn. Service - FCO-64	0399	5112593608	1.000	136,012.X

Schedule 2.2(f) – Page 21

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501392353	Plant Mtn. Service - FCO-65	0399	5112593608	1.000	15,548.0X
Gasification Performance Improvement	4501402684	Chngs to PO # 4501402684	0395	5112684588	1.000	13,382.0X
Gasification Performance Improvement	4501402684	General Welding - Freight 2nd Reactor	0395	5112698480	1.000	121,269.0X
Gasification Performance Improvement	4501402684	General Welding - Freight Charge FCO 62s	0395	5112520636	1.000	121,269.0X
Gasification Performance Improvement	4501402684	Reactors & Pots	0395	5111959589	4.000	1,891,876.0X
Gasification Performance Improvement	4501403802	Additional steel and freight costs	0330	5111850398	2.000	98,843.9X
Gasification Performance Improvement	4501403802	Engineering Seal	0330	5111583553	1.000	40,000.0X
Gasification Performance Improvement	4501403802	Freight	0330	5111668388	12.000	64,800.0X
Gasification Performance Improvement	4501403802	Structural Steel	0330	5111583556	18.000	887,900.0X
Gasification Performance Improvement	4501407341	Freight	0368	5112528778	1.000	350.0X
Gasification Performance Improvement	4501407341	Motor	0368	5112528778	1.000	2,505.0X
Gasification Performance Improvement	4501407341	Pump	0368	5112528778	1.000	28,387.0X
Gasification Performance Improvement	4501413884	Ball Valve	0188	5111449286	87.000	17,078.9X
Gasification Performance Improvement	4501413884	Connector	0158	5111449286	21.000	353.4X
Gasification Performance Improvement	4501413884	Connector	0158	5111487743	72.000	926.6X
Gasification Performance Improvement	4501413884	Fitting	0158	5111449286	16.000	418.8X
Gasification Performance Improvement	4501413884	Plug	0158	5111449286	21.000	168.6X
Gasification Performance Improvement	4501413884	Reducer	0158	5111459297	21.000	339.5X
Gasification Performance Improvement	4501413884	Reducer	0158	5111468905	66.000	660.6X
Gasification Performance Improvement	4501413884	Union Tee	0158	5111449286	66.000	1,909.3X
Gasification Performance Improvement	4501415268	Valve	0188	5111471661	1.000	405.9X
Gasification Performance Improvement	4501416146	Valve	0185	5111496060	2.000	3,440.0X
Gasification Performance Improvement	4501416212	Manifold	0188	5111533212	40.000	12,420.0X
Gasification Performance Improvement	4501416658	Ladders/Handrails	0330	5112049221	1.000	6,275.0X
Gasification Performance Improvement	4501416658	Structural Steel	0330	5111927977	22.000	179,525.0X
Gasification Performance Improvement	4501418282	Clamp	0220	5111485241	6.000	1,656.0X
Gasification Performance Improvement	4501418282	Enclosure	0220	5111485241	7.000	12,696.0X
Gasification Performance Improvement	4501418282	Kit	0220	5111485241	11.000	822.8X
Gasification Performance Improvement	4501418282	Seal Boot	0220	5111485241	11.000	403.7X
Gasification Performance Improvement	4501418282	Stand	0220	5111485241	7.000	917.0X
Gasification Performance Improvement	4501418282	Topworks	0220	5111485241	6.000	1,784.0X

Schedule 2.2(f) – Page 22

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501421461	Boronized Pipe	0158	5112329828	3.000	444,943.0X
Gasification Performance Improvement	4501421461	Boronized Pipe Add’l Costs	0158	5112345080	1.000	113,542.0X
Gasification Performance Improvement	4501421461	Freight	0158	5112345080	1.000	30,800.0X
Gasification Performance Improvement	4501422135	Pump Parts	0368	5112407290	2.000	146,915.0X
Gasification Performance Improvement	4501422759	Calibration Station	0162	5111592411	4.000	3,180.0X
Gasification Performance Improvement	4501422759	Calibration Station w/Printer	0162	5111592411	12.000	13,140.0X
Gasification Performance Improvement	4501422759	Cylinder	0162	5111592411	4.000	632.0X
Gasification Performance Improvement	4501422759	GasBadge Plus	0162	5111592411	60.000	11,700.0X
Gasification Performance Improvement	4501422759	Holder	0162	5111592411	4.000	180.0X
Gasification Performance Improvement	4501422759	Regulator	0162	5111592411	4.000	1,360.0X
Gasification Performance Improvement	4501422760	Sump Pump	0368	5111593322	2.000	11,320.0X
Gasification Performance Improvement	4501422760	Switch	0368	5111593322	6.000	189.6X
Gasification Performance Improvement	4501422774	Mist Eliminator .	0395	5111763656	4.000	59,818.0X
Gasification Performance Improvement	4501423947	Hammco Air Coolers - Freight-.	0345	5112702914	1.000	12,500.0X
Gasification Performance Improvement	4501423947	Heat Exchangers	0345	5112664330	4.000	568,183.0X
Gasification Performance Improvement	4501428909	GASKET,SW,24”,150#,316/GRAF,316lR	0125	5111484160	1.000	113.0X
Gasification Performance Improvement	4501432550	Ell	0158	5111829994	100.000	10,414.1X
Gasification Performance Improvement	4501432550	Flange	0158	5111829994	65.000	2,676.30
Gasification Performance Improvement	4501432550	Pipe	0158	5111538779	120.000	1,920.0X
Gasification Performance Improvement	4501432550	Pipe	0158	5111829994	1,167.67	23,184.6X
Gasification Performance Improvement	4501432550	Reducer	0158	5111829994	8.000	2,013.5X
Gasification Performance Improvement	4501432550	Sandblast/Prime/Finish	0158	5111829994	1.000	10,000.0X
Gasification Performance Improvement	4501432550	Tee	0158	5111829994	11.000	725.2X
Gasification Performance Improvement	4501432550	Valve	0158	5111538780	16.000	1,958.8X
Gasification Performance Improvement	4501432550	Valve	0158	5111829989	3.000	2,100.0X
Gasification Performance Improvement	4501432550	Valve	0158	5111998109	2.000	265.8X
Gasification Performance Improvement	4501440412	Printer, Multicolor 3MU69	0365	5111561106	1.000	3,250.0X
Gasification Performance Improvement	4501440412	Ribbon 3MU63	0420	5111561106	1.000	79.14
Gasification Performance Improvement	4501440412	Ribbon, Black 3MU42	0420	5111561106	1.000	79.14
Gasification Performance Improvement	4501440412	Ribbon, Black/Red 3MU54	0420	5111561106	1.000	79.14
Gasification Performance Improvement	4501440412	Tape, White 0.5 inch 3PU33	0420	5111561106	1.000	48.00

Schedule 2.2(f) – Page 23

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501440412	Tape, White 1.25 inch 3PU32	0420	5111561106	1.000	75.0X
Gasification Performance Improvement	4501440412	Tape, White 2.25 inch 3PU31	0420	5111561106	1.000	120.0X
Gasification Performance Improvement	4501440412	Tape, White 4 inch 3PU29	0420	5111561106	1.000	180.0X
Gasification Performance Improvement	4501440412	Tape, Yellow 3PU34	0420	5111561106	1.000	213.5X
Gasification Performance Improvement	4501440412	Tape, Yellow 3PU36	0420	5111561106	1.000	141.7X
Gasification Performance Improvement	4501444135	Changes & Additions	0310	5112827747	1.000	21,927.0X
Gasification Performance Improvement	4501444135	Estimated Freight	0310	5112827747	1.000	1,388.0X
Gasification Performance Improvement	4501444135	Start Up Blower Package	0310	5112827747	3.000	443,863.0X
Gasification Performance Improvement	4501448446	Valve	0185	5111649195	6.000	46,200.0X
Gasification Performance Improvement	4501448446	Valve	0185	5111748876	8.000	54,200.0X
Gasification Performance Improvement	4501449462	Valve	0188	5111627910	8.000	7,960.0X
Gasification Performance Improvement	4501454610	Assembly	0270	5112620010	2.000	167.9X
Gasification Performance Improvement	4501454610	Cable	0270	5112620010	17.000	992.1X
Gasification Performance Improvement	4501454610	Channel	0270	5112620010	16.000	12,985.0X
Gasification Performance Improvement	4501454610	Communication Module	0270	5112620010	2.000	2,232.0X
Gasification Performance Improvement	4501454610	Enclosure	0270	5112620010	2.000	8,659.1X
Gasification Performance Improvement	4501454610	HUB	0270	5112620010	2.000	4,485.0X
Gasification Performance Improvement	4501454610	Startup Services	0270	5112620010	2.000	2,736.0X
Gasification Performance Improvement	4501454610	Tee	0270	5112620010	2.000	49.24
Gasification Performance Improvement	4501454610	Termination Assembly	0270	5112620010	14.000	1,854.3X
Gasification Performance Improvement	4501454610	Terminator	0270	5112620010	4.000	66.54
Gasification Performance Improvement	4501454688	Cable	0270	5111669602	50.000	200.0X
Gasification Performance Improvement	4501454688	Documentation	0270	5111684660	1.000	200.0X
Gasification Performance Improvement	4501454688	Flowtube	0270	5111669602	2.000	3,805.2X
Gasification Performance Improvement	4501454688	Literature	0270	5111669602	2.000	0.02
Gasification Performance Improvement	4501454688	Transmitter	0270	5111669602	2.000	2,827.6X
Gasification Performance Improvement	4501459693	Freight	0345	5112593467	1.000	7,800.0X
Gasification Performance Improvement	4501459693	Heat Exchangers	0345	5112593455	4.000	338,240.0X
Gasification Performance Improvement	4501466616	Change to 60HP Motors	0368	5112224636	4.000	5,624.0X
Gasification Performance Improvement	4501466616	Coupling Thomas Series 71	0368	5112224636	4.000	3,944.0X
Gasification Performance Improvement	4501466616	Freight	0368	5112224636	1.000	2,500.0X

Schedule 2.2(f) – Page 24

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501466616	Pump	0368	5112224636	5.000	165,492.0X
Gasification Performance Improvement	4501466616	Spares	0368	5112224636	1.000	17,906.0X
Gasification Performance Improvement	4501467086	Pump Cans	0399	5111862395	4.000	49,796.00
Gasification Performance Improvement	4501467086	Radiograph	0399	5111862395	4.000	520.0X
Gasification Performance Improvement	4501467997	Smith Instrument - Subpanels	0220	5111722475	2.000	10,935.0X
Gasification Performance Improvement	4501469169	Valves	0188	5111775049	4.000	31,672.0X
Gasification Performance Improvement	4501469857	Instrument	0220	5111751515	6.000	2,689.0X
Gasification Performance Improvement	4501470556	Calibrator	0220	5111860657	1.000	280.0X
Gasification Performance Improvement	4501470556	Documentation	0220	5111860657	1.000	200.0X
Gasification Performance Improvement	4501470556	Horn	0220	5111860657	4.000	5,464.0X
Gasification Performance Improvement	4501470556	Kit	0220	5111860657	1.000	736.0X
Gasification Performance Improvement	4501470556	Monitor	0220	5111860657	3.000	7,096.0X
Gasification Performance Improvement	4501470556	Monitor	0220	5111926181	3.000	6,884.0X
Gasification Performance Improvement	4501470556	Strobe	0220	5111860657	4.000	1,856.0X
Gasification Performance Improvement	4501473116	Freight	0155	5111860657	1.000	5,000.0X
Gasification Performance Improvement	4501473116	Pipe	0155	5111917952	162.080	37,116.3X
Gasification Performance Improvement	4501481865	ANVIL 98 HGR TYPE C SIZE 16 PER SPEC	0175	5111942438	2.000	4,088.0X
Gasification Performance Improvement	4501488117	Change Notice: HOA and High Temp Switch	0368	5112606276	1.000	2,440.0X
Gasification Performance Improvement	4501488117	Filter Sump Pump	0368	5112351718	1.000	89,955.0X
Gasification Performance Improvement	4501488117	Freight	0368	5112351718	1.000	500.0X
Gasification Performance Improvement	4501488117	Price Escalation	0368	5112351718	1.000	2,305.0X
Gasification Performance Improvement	4501488117	Spare Parts	0368	5112351718	1.000	14,750.0X
Gasification Performance Improvement	4501488321	EJCON MODEL RTI-600	0158	5111927321	4.000	5,059.4X
Gasification Performance Improvement	4501494212	Cabinet	0399	5111834674	1.000	281.1X
Gasification Performance Improvement	4501494212	Can Opener	0399	5111834674	2.000	13.80
Gasification Performance Improvement	4501494212	Cart	0399	5111834674	1.000	218.0X
Gasification Performance Improvement	4501497120	Grey Water Startup Pumps	0368	5113125153	2.000	83,752.0X
Gasification Performance Improvement	4501498856	Freight	0368	5112343980	1.000	325.0X
Gasification Performance Improvement	4501498856	Injection System	0368	5112256608	2.000	66,080.0X
Gasification Performance Improvement	4501501235	Fortress- Boot Frames	0330	5112005239	1.000	1,320.0X
Gasification Performance Improvement	4501510968	Cable	0270	5111934182	1.000	94.88

Schedule 2.2(f) – Page 25

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501515047	Valve	0185	5113021121	29.000	42,840.0X
Gasification Performance Improvement	4501516605	Bolts	0115	5111964196	250.000	265.0X
Gasification Performance Improvement	4501519103	Fuse	0220	5112052774	100.000	30.0X
Gasification Performance Improvement	4501519103	Power Supply	0220	5112052774	4.000	2,416.8X
Gasification Performance Improvement	4501519103	Terminal Block	0220	5112052774	266.000	1,699.9X
Gasification Performance Improvement	4501525184	Liquid Ring Vacuum Pumps - Nash	0368	5112787883	3.000	162,834.XX
Gasification Performance Improvement	4501527217	1/2 MUELLER #582 SW CARBON	0175	5112001761	2.000	92.12
Gasification Performance Improvement	4501527219	I F%26P SIGHT FLOW INDICATOR W/PROPELLER	0175	5112106788	2.000	1,004.9X
Gasification Performance Improvement	4501527219	1/2 AIR VENT # TT-F-1	0175	5112018892	2.000	510.4X
Gasification Performance Improvement	4501532454	Pads	0158	5112142269	16.000	1,568.0X
Gasification Performance Improvement	4501537741	Freight	0230	5112221580	1.000	100.0X
Gasification Performance Improvement	4501537741	Panel	0230	5112221580	1.000	8,456.0X
Gasification Performance Improvement	4501540561	1/2 MUELLER #582 SW CARBON	0175	5112036804	4.000	184.2X
Gasification Performance Improvement	4501540561	1/2 MUELLER 862BC 1/16 PERF	0175	5112120064	3.000	613.6X
Gasification Performance Improvement	4501543346	2 FCM Slots	0220	5112311668	4.000	829.8X
Gasification Performance Improvement	4501543346	24 SFP Port Uplink Switch	0220	5112311668	2.000	16,402.6X
Gasification Performance Improvement	4501543346	8-Bay Power Supply Chassis	0220	5112311668	1.000	414,9X
Gasification Performance Improvement	4501543346	Adv Upgrd Lic-Hist 4000	0220	5112311668	1.000	0.01
Gasification Performance Improvement	4501543346	Advantage Upgrade	0220	5112311668	8.000	0.08
Gasification Performance Improvement	4501543346	AIM*Historian SW Lic	0220	5112311668	1.000	15,639.9X
Gasification Performance Improvement	4501543346	Baseplate Bracket	0220	5112311668	10.000	759.0X
Gasification Performance Improvement	4501543346	Cable Interface	0220	5112311668	5.000	396.1X
Gasification Performance Improvement	4501543346	Client Pack	0220	5112311668	1.000	744.2X
Gasification Performance Improvement	4501543346	Fault Tolerant Connector	0220	5112311668	8.000	508.4X
Gasification Performance Improvement	4501543346	Fiber E’net Switch	0220	5112311668	2.000	7,577.1X
Gasification Performance Improvement	4501543346	Fiber Optic Jumper Cable	0220	5112311668	32.000	1,819.5X
Gasification Performance Improvement	4501543346	Fiber Splitter / Combiner	0220	5112311668	16.000	5,107.0X
Gasification Performance Improvement	4501543346	Field Comm Mod w/Fiber Optic	0220	5112137306	12.000	24,373.8X
Gasification Performance Improvement	4501543346	I/A Series Function Block SW Lic	0220	5112311668	4.000	56,620.5X
Gasification Performance Improvement	4501543346	Media Kit	0220	5112311668	2.000	345.6X
Gasification Performance Improvement	4501543346	MGBIC w/l000Base-SX Port	0220	5112311668	24.000	16,064.4X

Schedule 2.2(f) – Page 26

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501543346	MIW Bay Kit	0220	5112311668	3.000	422.3X
Gasification Performance Improvement	4501543346	Mtg Kit	0220	5112311668	3.000	4,691.9X
Gasification Performance Improvement	4501543346	MT-RJ To LC Adapter Cable	0220	5112311668	16.000	960.6X
Gasification Performance Improvement	4501543346	Output Cable	0220	5112311668	24.000	992.3X
Gasification Performance Improvement	4501543346	Power Cable	0220	5112311668	4.000	106.4X
Gasification Performance Improvement	4501543346	Power Connection Kit	0220	5112311668	4.000	177.4X
Gasification Performance Improvement	4501543346	Power Supply	0220	5112311668	4.000	1,781.4X
Gasification Performance Improvement	4501543346	Redundant Pwr Supply	0220	5112311668	4.000	2,502.0X
Gasification Performance Improvement	4501543346	Shelf	0220	5112311668	2.000	480.3X
Gasification Performance Improvement	4501543346	Splitter/Terminator	0220	5112311668	4.000	284.3X
Gasification Performance Improvement	4501543346	Termination Cable Assembly	0220	5112311668	8.000	1,070.5X
Gasification Performance Improvement	4501543346	Two-Bay Power Supply Chassis	0220	5112311668	1.000	157.8X
Gasification Performance Improvement	4501543346	Windows Workstation SW Lic	0220	5112311668	5.000	39,369.8X
Gasification Performance Improvement	4501543346	Windows Workstation	0220	5112311668	1.000	11,143.8X
Gasification Performance Improvement	4501543346	Workstation For Windows	0220	5112311668	5.000	12,512.7X
Gasification Performance Improvement	4501543346	Workstation Server	0220	5112311668	1.000	8,593.2X
Gasification Performance Improvement	4501543346	ZCP270 Control Processor	0220	5112311668	8.000	27,992.4X
Gasification Performance Improvement	4501545134	Switch	0220	5112311668	1.000	206.0X
Gasification Performance Improvement	4501546088	6 STD BLIND WELD FLANGE	0155	5112066463	1.000	51.30
Gasification Performance Improvement	4501546367	FLANGE,PIPE,6”,150#,RF,WN,SCH40,FS	0155	5112114072	2.000	60.60
Gasification Performance Improvement	4501547504	6 STD WELD TEE	0155	5112106720	1.000	96.45
Gasification Performance Improvement	4501547504	6 STD WN FLANGE	0155	5112106720	1.000	49.99
Gasification Performance Improvement	4501549675	Cable	0210	5112121553	1.000	94.88
Gasification Performance Improvement	4501551310	14” -150# Spacers	0155	5112122058	6.000	5,100.0X
Gasification Performance Improvement	4501551364	12 CTRLINE LUG BFV BRZ DISC	0175	5112120145	2.000	922.7X
Gasification Performance Improvement	4501551951	1 MUELLER #582 SW CARBON ST	0175	5112122187	1.000	81.64
Gasification Performance Improvement	4501552696	Instrument Bracket	0267	5112130590	2.000	388.0X
Gasification Performance Improvement	4501553502	2 BONNEY FORGE L1-13-RF 150# BODY: FORGE	0155	5112142622	1.000	646.7X
Gasification Performance Improvement	4501553937	Orice Plate	0270	5112330361	1.000	194.9X
Gasification Performance Improvement	4501553937	Oricife Plate	0270	5112330361	1.000	194.9X
Gasification Performance Improvement	4501554283	Solenoid Valve	0299	5112221552	1.000	120.3X

Schedule 2.2(f) – Page 27

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501554976	Valve	0185	5112157901	7.000	868.0X
Gasification Performance Improvement	4501554976	Valve	0185	5112249466	25.000	5,875.0X
Gasification Performance Improvement	4501555092	10 STD BLK SMLS A106B/A53B	0155	5112133527	20.700	1,653.3X
Gasification Performance Improvement	4501555092	10 STD WELD 45 ELL	0155	5112133527	1.000	154.2X
Gasification Performance Improvement	4501555092	10 STD WN FLANGE	0155	5112133527	1.000	121.1X
Gasification Performance Improvement	4501555092	10X2 LATERALET STD A234 WPB	0175	5112137433	1.000	123.5X
Gasification Performance Improvement	4501555092	10X4 LATERALET STD A234WPB	0175	5112137433	2.000	609.9X
Gasification Performance Improvement	4501555092	12 STD BLIND WELD FLANGE	0155	5112133527	2.000	408.0X
Gasification Performance Improvement	4501555092	12 STD WN FLANGE	0155	5112133527	2.000	358.4X
Gasification Performance Improvement	4501555092	2 1500# RF BLIND FLG A105	0175	5112137495	1.000	113.5X
Gasification Performance Improvement	4501555092	2 1500# SCH 160 WN FLG	0175	5112137495	2.000	187.7X
Gasification Performance Improvement	4501555092	2 SCH 160 BW 45 ELBOW	0175	5112137495	1.000	121.5X
Gasification Performance Improvement	4501555092	2 SCH160 BLK SMLS PIPE	0175	5112137466	21.000	419.7X
Gasification Performance Improvement	4501555092	2 SCH160 BW 90 ELBOW	0175	5112137492	1.000	128.7X
Gasification Performance Improvement	4501555092	2 VELAN 3054W-02TS WELDED BONNET	0175	5112137463	1.000	768.2X
Gasification Performance Improvement	4501555092	24X12 WELD-O-LET	0155	5112133486	2.000	1,159.3X
Gasification Performance Improvement	4501555092	3/4 VOGT# SS2801 MSWXFSW	0175	5112133483	1.000	81.32
Gasification Performance Improvement	4501555092	36-1-1/2X3/4 SOC-O-LET	0155	5112133527	1.000	3.87
Gasification Performance Improvement	4501555092	4 900# RF BLIND FLG A105	0175	5112137495	2.000	488.8X
Gasification Performance Improvement	4501555092	4 900# S120 WN FLG	0175	5112150939	2.000	355.3X
Gasification Performance Improvement	4501555092	4 BW VELAN#3054PO2TS 1500# SCH 120 BORE	0175	5112137463	2.000	10,823.0X
Gasification Performance Improvement	4501555092	4 SCH 120 BLK SMLS PIPE SRL	0175	5112137466	22.000	1,032.0X
Gasification Performance Improvement	4501555092	4 SCH 120 BW LR 90 ELBOW	0175	5112137495	3.000	845.6X
Gasification Performance Improvement	4501555092	BLOW RIM DIRGHB-4	0175	5112134128	2.000	1,230.2X
Gasification Performance Improvement	4501556069	Valve	0185	5112881119	2.000	6,230.0X
Gasification Performance Improvement	4501559951	1/2 x 1-3/4” Hex Head Bolt	0115	5112154256	300.000	150.00
Gasification Performance Improvement	4501559951	3/4” Flat Washer	0115	5112154256	300.000	5l.00
Gasification Performance Improvement	4501559951	3/4” Hex Nut	0115	5112154256	150.000	31.50
Gasification Performance Improvement	4501561577	Float Switch	0270	5112223170	3.000	260.0X
Gasification Performance Improvement	4501561601	SS Instrument Brackets	0299	5112154751	1.000	257.0X
Gasification Performance Improvement	450l563292	Instrument Bracket	0115	5112200313	4.000	52.00

Schedule 2.2(f) – Page 28

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501567304	12 VELAN F-0064C-02TY 150#BODY: CARBON	0175	5112254739	2.000	2,941.4X
Gasification Performance Improvement	4501567580	STEGO# 02010.0-01 120V 50W EXPLOSION PRO	0225	5112224319	2.000	361.3X
Gasification Performance Improvement	4501569496	14 XH LR 45 DEG WELD ELL	0175	5112256441	1.000	530.5X
Gasification Performance Improvement	4501569496	14 XH WELD TEE A234	0175	5112256441	1.000	1,422.1X
Gasification Performance Improvement	4501569496	14” 150# XH A234 RF WN FLG	0155	5112256441	3.000	754.5X
Gasification Performance Improvement	4501570457	Flare Tip (Ist Pmt)	0335	5112426095	1.000	16,179.0X
Gasification Performance Improvement	4501570457	Flare Tip (2nd Pmt)	0335	5112426118	0.915	29,607.5X
Gasification Performance Improvement	4501570457	Zeeco - Additional Eng. Flare Dwgs	0335	5112426120	1.000	2,746.5X
Gasification Performance Improvement	4501573603	12 150# LAMONSWR SPIRAL WOUND GASKET GR	0175	5112239481	4.000	35.6X
Gasification Performance Improvement	4501573603	7/8 X 5 (4-3/4 FIRST TO FIRST) BLACK S	0115	5112239481	48.000	93.1X
Gasification Performance Improvement	4501575153	1/2”-13 FHN Z 5	0115	5112244754	200.000	40.0X
Gasification Performance Improvement	4501575153	HCS 1/2-13 x 1.5 Z5	0115	5112244754	200.000	82.0X
Gasification Performance Improvement	4501575889	4’ x 8’ 3/4-#9 expanded metal	0320	5112240570	1.000	.95.0X
Gasification Performance Improvement	4501581028	ROTOHAMER C30 DI RIM&GUIDE	0175	5112308210	2.000	1,278.6X
Gasification Performance Improvement	4501581028	ROTOHAMMER C24 CHAIN	0184	5112296840	1.000	100.3X
Gasification Performance Improvement	4501584185	Estimated Freight	0275	5112769567	1.000	250.0X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5112585299	2.000	1,766.8X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5112608299	2.000	1,766.8X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5112664306	1.000	2,525.3X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5112675824	1.000	2,525.3X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5112675881	1.000	3,510.5X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5112755403	1.000	1 ,990.9X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5112769567	1.000	3,643.7X
Gasification Performance Improvement	4501584185	Pressure Regulator	0275	5113342969	2.000	1,766.8X
Gasification Performance Improvement	4501584228	Butterfly Valve	0185	5112880608	2.000	22,190.0X
Gasification Performance Improvement	4501584228	Butterfly Valve	0185	5113079521	4.000	57,304.0X
Gasification Performance Improvement	4501584228	Estimated Freight	0185	5113079521	1.000	600.0X
Gasification Performance Improvement	4501589202	Freight	0185	5112827371	1.000	845.0X
Gasification Performance Improvement	4501589202	Valve	0185	5112827371	2.000	34,014.0X
Gasification Performance Improvement	4501593270	Heat Sheet	0320	5112403467	4.000	2,690.0X

Schedule 2.2(f) – Page 29

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Gasification Performance Improvement	4501597937	Float Switch	0368	5112396794	7.000	651.0X
Gasification Performance Improvement	4501600914	Hopper	0320	5112412452	2.000	2,314.6X
Gasification Performance Improvement	4501605187	3’ x 25’ neoprene 1/4” thick	0320	5112412302	1.000	303.0X
Gasification Performance Improvement	4501606950	225XST-120A-AMBER STROBE	0225	5112417984	3.000	828.9X
Gasification Performance Improvement	4501606950	225XST-120C- CLEAR STROBE	0225	5112428934	2.000	552.6X
Gasification Performance Improvement	4501606950	302GCX-120 HORN	0225	5112416869	2.000	1,939.7X
Gasification Performance Improvement	4501606950	UTM MODULE	0250	5112416869	2.000	141.3X
Gasification Performance Improvement	4501608195	316/316L SS SEAMLESS TUBING, 1/4 IN. OD SS SWAGELOK TUBE FITTING, BULKHEAD	0182	5112440070	320.000	1,049.6X
Gasification Performance Improvement	4501608195	MALE SS SWAGELOK TUBE FITTING, MALE	0182	5112440070	32.000	391.6X
Gasification Performance Improvement	4501608195	CONNECTOR	0182	5112440070	72.000	393.1X
Gasification Performance Improvement	4501618558	1 3000 FS SW TEE	0155	5112452300	1.000	6.1X
Gasification Performance Improvement	4501618558	1X3/4 3000 FS SW INS BUSH	0155	5112452300	1.000	3.9X
Gasification Performance Improvement	4501618558	3/4 3000 FS SW 90 ELL	0155	5112452300	6.000	18.54
Gasification Performance Improvement	4501618558	3/4 3000 FS SW TEE	0155	5112452300	1.000	4.4X
Gasification Performance Improvement	4501618558	3/4 VOGT #TSW2801 SWXTHD	0185	5112452300	2.000	97.2X
Gasification Performance Improvement	4501618558	3/4 XH BLK SMLS A106B PIPE	0155	5112452300	42.000	150.7X
Gasification Performance Improvement	4501618558	3/4X1/2 3000 FS THRD BUSH	0155	5112452300	2.000	2.22
Gasification Performance Improvement	4501618587	3/8” Pre-insulated tubing	0158	5112449614	120.000	886.8X
Gasification Performance Improvement	4501668212	GE Multilin’s analysis	0230	5112763194	1.000	980.0X
Gasification Performance Improvement	4501694822	Steel Suppliers Erectors - Rail w/ Toe P	0330	5112967781	1.000	18,555.0X
Hydro Corr Control Improvement	4501113048	1 1/2” 90 Deg Elbow BW Sch 160 Alloy 825	0158	5110515037	3.000	1,395.0X
Hydro Corr Control Improvement	4501113048	1 1/2” Sch 160 Pipe Alloy 825	0158	5110515037	23.520	4,351.2X
Hydro Corr Control Improvement	4501113048	1-1/2” WNF, CI, 1500 RJ, Sch 160	0158	5110515037	2.000	1,500.0X
Hydro Corr Control Improvement	4501113048	14” 45 Deg Elbow BW Sch 120 Alloy 825	0158	5111027735	1.000	29,325.0X
Hydro Corr Control Improvement	4501113048	14” 90 Deg Elbow BW Sch 120 Alloy 825	0158	5111027735	6.000	238,050.X
Hydro Corr Control Improvement	4501113048	14” Sch 120 Pipe Alloy 825	0158	5111035155	100.500	527,826.X
Hydro Corr Control Improvement	4501113048	14”x2” Weldolet, Sch 120xSch l60,Aloy825	0158	5110515037	2.000	1,346.0X
Hydro Corr Control Improvement	4501113048	14”x6” Weldolet, Sch 120xSch 120,Aloy825	0158	5110515037	1.000	8,625.0X
Hydro Corr Control Improvement	4501113048	l4”x8” Weldolet, Sch l20xSch 120,Aloy825	0158	5110515037	1.000	10,175.0X
Hydro Corr Control Improvement	4501113048	l6”x14” Concentric Reducer	0158	5111027735	1.000	34,995.0X

Schedule 2.2(f) – Page 30

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Hydro Corr Control Improvement	4501113048	2” Sch 160 Pipe Alloy 825	0158	5110515037	23.040	6,336.0X
Hydro Corr Control Improvement	4501113048	2” WNF, CI 1500 RJ, Sch 160, Alloy825	0158	5110515037	2.000	2,220.0X
Hydro Corr Control Improvement	4501113048	3” 90 deg elbow, BW, Sch 80, Alloy 825	0158	5110515037	4.000	4,300.0X
Hydro Corr Control Improvement	4501113048	3” Sch 80 Pipe Alloy 825	0158	5110515037	22.500	7,267.5X
Hydro Corr Control Improvement	4501113048	3” WNF, CI 1500 RJ, Sch 80, Alloy825	0158	5110515037	9.000	17,604.0X
Hydro Corr Control Improvement	4501113048	3/4” Sch 160 Pipe Alloy 825	0158	5110515037	45.000	4,005.0X
Hydro Corr Control Improvement	4501113048	4” 90 Deg Elbow BW Sch 80 Alloy 825	0158	5110515037	4.000	4,400.0X
Hydro Corr Control Improvement	4501113048	4” Sch 80 Pipe Alloy 825	0158	5110515037	21.770	8,773.3X
Hydro Corr Control Improvement	4501113048	4” WNF, CI 1500 RJ, Sch 80, Alloy825	0158	5110515037	9.000	25,857.0X
Hydro Corr Control Improvement	4501113048	6” WNF, CI 1500 RJ, Sch 120, Alloy825	0158	5110515037	1.000	7,368.0X
Hydro Corr Control Improvement	4501113048	8” WNF, CI 1500 RJ, Sch 120, Alloy825	0158	5110515037	1.000	10,925.0X
Hydro Corr Control Improvement	4501113048	Estimated Shipping Charges	0158	5111455586	1.000	10,903.6X
Hydro Corr Control Improvement	4501131358	David Brown Union Pump	0368	5110117615	1.000	12,260.0X
Hydro Corr Control Improvement	4501140095	Barnhart Crane (Hake) - Equip Rental	0399	5110215664	1.000	8,529.0X
Hydro Corr Control Improvement	4501143706	1” x 3/4” Tee, Red. SW 3000# Alloy 2205	0158	5110280630	5.000	1,439.9X
Hydro Corr Control Improvement	4501143706	16” Elbow BE 45 Deg Sch 100 Alloy 2205	0158	5110521419	1.000	15,940.0X
Hydro Corr Control Improvement	4501143706	2” x 2” Cross SW CL 3000 Alloy 2205	0158	5110298145	2.000	2,071.0X
Hydro Corr Control Improvement	4501143706	2” x 3/4” Tee, Red. SW 3000# Alloy 2205	0158	5110280630	8.000	4,984.6X
Hydro Corr Control Improvement	4501143706	3” Pipe Sch 80S Alloy 2205	0158	5110232080	68.840	6,333.2X
Hydro Corr Control Improvement	4501143706	3” x 1” Swage Conc BExPE Alloy 2205	0158	5110280630	5.000	1,712.1X
Hydro Corr Control Improvement	4501143706	3” x 2” Swage Conc BExPE Alloy 2205	0158	5110280630	5.000	1,712.1X
Hydro Corr Control Improvement	4501143706	3” x 3” Cross BE Sch 80S Alloy 2205	0158	5110608125	2.000	2,521.5X
Hydro Corr Control Improvement	4501143706	3” x 3/4” Swage Conc BExPE Alloy 2205	0158	5110280630	4.000	1,369.70
Hydro Corr Control Improvement	4501143706	3/4” Elbow SW 90 Deg 3000# Alloy 2205	0158	5110280630	26.000	2,587.0X
Hydro Corr Control Improvement	4501143706	3/4” Pipe Sch 160 Alloy 2205	0158	5110232080	47.840	1,266.8X
Hydro Corr Control Improvement	4501143706	3/4” SW Coupling 3000# Alloy 2205	0158	5110280630	21.000	1,209.6X
Hydro Corr Control Improvement	4501143706	4” x 2” Swage Conc BLExBSE Alloy 2205	0158	5110280628	2.000	1,329.9X
Hydro Corr Control Improvement	4501144401	Rental of Ricoh Copier/Fax/Printr 314743	0365	5110601538	11.000	6,000.0X
Hydro Corr Control Improvement	4501152740	Material for Part One of HCCP	0158	5110231913	1.000	31,616.5X
Hydro Corr Control Improvement	4501158314	Absolute Pressure Transmitter	0299	5110311167	4.000	5,994.8X
Hydro Corr Control Improvement	4501158314	Differential Pressure Flow Transmitter	0299	5110311167	1.000	1,260.3X

Schedule 2.2(f) – Page 31

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Hydro Corr Control Improvement	4501158314	S.I.S. Certified Differential Pressure	0299	5110311167	3.000	4,715.4X
Hydro Corr Control Improvement	4501158314	S.I.S. Certified Temperature Transmitter	0299	5110311167	3.000	3,569.7X
Hydro Corr Control Improvement	4501158338	Angle Body Control Valve	0188	5111116548	2.000	77,090.0X
Hydro Corr Control Improvement	4501158434	Globe Body Control Valve	0188	5111356200	1.000	64,572.0X
Hydro Corr Control Improvement	4501169029	Freight	0158	5110842981	1.000	2,897.7X
Hydro Corr Control Improvement	4501169029	Injection Quill	0158	5110680140	3.000	123,483.9X
Hydro Corr Control Improvement	4501169988	Design Cost Adder	0299	5110826916	2.000	4,680.0X
Hydro Corr Control Improvement	4501169988	Electric Heat Tracing	0299	5110826916	2.000	2,925.0X
Hydro Corr Control Improvement	4501169988	Freight	0299	5110826916	1.000	1,000.0X
Hydro Corr Control Improvement	4501169988	Magnetic Level Indicator	0299	5110826916	2.000	99,339.0X
Hydro Corr Control Improvement	4501169988	Material Cost Adder	0299	5110826916	2.000	8,699.5X
Hydro Corr Control Improvement	4501170014	316SS Housing	0299	5110826916	2.000	2,400.0X
Hydro Corr Control Improvement	4501170014	Drain Flange	0299	5110826916	2.000	4,800.0X
Hydro Corr Control Improvement	4501170014	Freight	0299	5110883492	1.000	1,000.0X
Hydro Corr Control Improvement	4501170014	Magneitrol Level Displacer	0299	5110883492	2.000	122,157.8X
Hydro Corr Control Improvement	4501170030	Design Cost Adder	0299	5111129412	2.000	14,112.0X
Hydro Corr Control Improvement	4501170030	Electric Heat Trace	0299	5111129412	2.000	2,222.9X
Hydro Corr Control Improvement	4501170030	Freight	0299	5111129412	1.000	1,000.0X
Hydro Corr Control Improvement	4501170030	Magnetrol Level Displacer	0299	5111129412	2.000	77,859.0X
Hydro Corr Control Improvement	4501170030	Magnetrol-Orion Magnetic Level	0299	5111129412	1.000	76,008.8X
Hydro Corr Control Improvement	4501170030	Magnetrol-Orion Magnetic Level	0299	5111151189	1.000	76,008.8X
Hydro Corr Control Improvement	4501170030	Material Cost Adder	0299	5111129412	2.000	9,768.9X
Hydro Corr Control Improvement	4501173917	Relief Valve	0185	5110758151	2.000	11,270.0X
Hydro Corr Control Improvement	4501173917	Rupture Disk	0185	5110758151	2.000	7,190.0X
Hydro Corr Control Improvement	4501173917	Rupture Disk Holder	0185	5110758151	1.000	4,949.0X
Hydro Corr Control Improvement	4501175378	Check Valve	0188	5111732522	3.000	79,250.0X
Hydro Corr Control Improvement	4501175378	Estimated Freight	0188	5111732522	1.000	1,500.0X
Hydro Corr Control Improvement	4501175378	Gate Valve	0188	5111959509	2.000	68,660.0X
Hydro Corr Control Improvement	4501187114	1.5” 1500# BW Y Pattern Globe Valve	0188	5110765811	4.000	23,556.0X
Hydro Corr Control Improvement	4501187114	3/4” l500# MBW x FNPT Gate Valve	0188	5110765811	1.000	7,552.0X
Hydro Corr Control Improvement	4501187114	3/4” BW Gate Valve - BW Class 1500	0188	5110765811	4.000	15,136.0X

Schedule 2.2(f) – Page 32

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Hydro Corr Control Improvement	4501187269	Thermocouple	0299	5110765475	2.000	11,400.0X
Hydro Corr Control Improvement	4501197205	Part I Mat’l B F Shaw	0158	5110421298	1.000	18,021.1X
Hydro Corr Control Improvement	4501197205	Part I Mat’l GEA Rainey	0345	5110421298	1.000	30,140.7X
Hydro Corr Control Improvement	4501197205	Part I Mat’l Lockwood Valves	0188	5110421298	1.000	335,125.X
Hydro Corr Control Improvement	4501269123	Adder for vents and drains on each stab	0158	5111074954	2.000	1,260.0X
Hydro Corr Control Improvement	4501269123	Suction Stabilizer TAG: 36-P-50A	0158	5111074954	1.000	39,612.0X
Hydro Corr Control Improvement	4501269123	Suction Stabilizer TAG: 36-P-50B	0158	5111074954	1.000	39,612.0X
Hydro Corr Control Improvement	4501289220	2.4kV Motor Controller	0220	5111346379	1.000	17,817.5X
Hydro Corr Control Improvement	4501289220	2.4kV Motor Controller	0220	5111354096	1.000	17,817.5X
Hydro Corr Control Improvement	4501289220	Plug-In Unit 100 AT/ 100 AF	0220	5111540842	1.000	1,847.0X
Hydro Corr Control Improvement	4501289220	Plug-In Unit 20 AT/ 100 AF	0220	5111540842	1.000	1,847.0X
Hydro Corr Control Improvement	4501289220	Plug-In Unit 30 AT/ 100 AF	0220	5111540842	1.000	1,847.0X
Hydro Corr Control Improvement	4501318902	Orifice Flange	0158	5111348608	1.000	6,478.0X
Hydro Corr Control Improvement	4501318902	Orifice Plate	0158	5111348608	3.000	8,590.0X
Hydro Corr Control Improvement	4501353722	Change Notice 4 - Ram Fab Pipe Fab	0158	5112578664	1.000	7,683.6X
Hydro Corr Control Improvement	4501353722	Freight	0158	5112578664	1.000	26,000.0X
Hydro Corr Control Improvement	4501353722	Pipe Fabrication	0158	5112578664	5.000	490,306.X
Hydro Corr Control Improvement	4501353722	Ram-Fab - Spool Changes, Material Handli	0158	5112578664	1.000	40,180.0X
Hydro Corr Control Improvement	4501353722	Ram-Fab Add’l Mat’l Costs	0158	5111661513	1.000	24,908.7X
Hydro Corr Control Improvement	4501353722	Ram-Fab, Inc.NDE Inspection Services	0158	5111838257	1.000	27,003.0X
Hydro Corr Control Improvement	4501357246	12” Spectacle Blind	0399	5111361576	1.000	2,649.0X
Hydro Corr Control Improvement	4501357290	Ejector and Silencer	0158	5111390399	1.000	8,554.0X
Hydro Corr Control Improvement	4501363775	Handling Charges	0158	5111817600	1.000	27,000.0X
Hydro Corr Control Improvement	4501380321	45 KVA	0250	5111944302	1.000	7,500.0X
Hydro Corr Control Improvement	4501380321	MS30DXH2E3...	0250	5111944302	1.000	42,700.0X
Hydro Corr Control Improvement	4501380321	PCK-PT/PF	0250	5111543381	30.000	1,200.0X
Hydro Corr Control Improvement	4501380321	PT-3SB	0250	5111543381	2,500.000	16,000.0X
Hydro Corr Control Improvement	4501380321	PT-8SB	0250	5111543381	2,000.000	12,800.0X
Hydro Corr Control Improvement	4501380321	RTD-7	0250	5111560580	30.000	2,400.0X
Hydro Corr Control Improvement	4501380321	T-F50	0250	5111543381	80.000	1,840.0X
Hydro Corr Control Improvement	4501384961	Strainer	0155	5111911191	2.000	19,142.0X

Schedule 2.2(f) – Page 33

AFE Description	Purch.Doc.	Item description	Matl Group	MatDoc	GR qty	GR amount
Hydro Corr Control Improvement	4501387566	Structural Steel	0330	5112263971	1.000	119,038.0X
Hydro Corr Control Improvement	4501390392	PS-1114-205-106 Base Spring Assembly	0158	5111396976	1.000	1,510.0X
Hydro Corr Control Improvement	4501390392	PS-1114-205-107 Base Spring Assembly	0158	5111396976	1.000	1,250.0X
Hydro Corr Control Improvement	4501390392	PS-1339-200C-109 Spring Hanger Assembly	0158	5111396976	1.000	1,566.9X
Hydro Corr Control Improvement	4501413834	Shaw - Material Handling	0158	5111817600	1.000	60,585.0X
Hydro Corr Control Improvement	4501427668	Ram-Fab to retag valves	0158	5111487836	1.000	1,000.0X
Hydro Corr Control Improvement	4501437899	1 1/2” - VGA098	0158	5112541493	2.000	1,421.2X
Hydro Corr Control Improvement	4501437899	12” - GA8381	0158	5112936682	1.000	24,479.1X
Hydro Corr Control Improvement	4501437899	3” - GA3010	0158	5112698129	1.000	1,594.0X
Hydro Corr Control Improvement	4501437899	3” - GA8380	0158	5112541493	1.000	3,184.1X
Hydro Corr Control Improvement	4501437899	3” - VGA131	0158	5112541494	1.000	3,184.1X
Hydro Corr Control Improvement	4501437899	4” - GA2000	0158	5112541493	2.000	1,081.8X
Hydro Corr Control Improvement	4501437899	4” - GA8380	0158	5112613373	5.000	21,142.1X
Hydro Corr Control Improvement	4501437899	4” - GA9111	0158	5112698129	1.000	1,380.7X
Hydro Corr Control Improvement	4501437899	4” - SP-33	0158	5111859058	1.000	6,633.8X
Hydro Corr Control Improvement	4501437899	4” - SP-34	0158	5111859058	1.000	6,541.6X
Hydro Corr Control Improvement	4501437899	4” - VGA131	0158	5112613373	2.000	8,456.8X
Hydro Corr Control Improvement	4501437899	6” - GA1005	0158	5111635953	4.000	2,430.8X
Hydro Corr Control Improvement	4501437899	6” - VGA131	0158	5112541493	2.000	16,229.3X
Hydro Corr Control Improvement	4501437899	8” - GA1005	0158	5111635953	2.000	1,751.8X
Hydro Corr Control Improvement	4501437899	8” - GA8380	0158	5112665534	1.000	13,684.9X
Hydro Corr Control Improvement	4501484271	Change Notice - Union Pump Long Term Sto	0368	5113252300	7.000	7,000.0X
Hydro Corr Control Improvement	4501484271	Union Pump - Inspection and Repair	0368	5112309454	3.000	31,067.0X
Hydro Corr Control Improvement	4501484271	Union Pump - Long Term Pump Storage	0368	5113355161	7.000	23,750.0X
Hydro Corr Control Improvement	4501525906	2 800 FS WB FP GATE VALVE THRD	0175	5112009134	2.000	1,589.7X

Schedule 2.2(f) – Page 34

Section 2.5(a)(i)

Wire Transfer Instructions

[REDACTED]

Section 2.7(c)

Retained Litigation

All matters listed on Section 3.8 (Litigation) of these Disclosure Schedules

Section 3.3(a)

Seller Third Person Consents

1.	See Section 3.13 hereof for information regarding consents needed to transfer various process licenses.

2.	Except where noted in Section 3.5(a) of these Schedules, the consent of the counterparties thereto will be required in order to assign all of the Material Contracts.

3.	It is likely that licensor consent will be required to transfer any software that Sellers have agreed to transfer pursuant to Section 8.10 of the APA, other than Seller IP.

Section 3.3(b)

Seller Governmental Approvals

None

Section 3.4(b)

Pipeline Right of Way Matters

1.	As noted in Section 2.1(c) of these schedules and as disclosed in the materials provided in the data room made available for Buyer’s due diligence review in connection with this transaction, there are certain segments of the Pipeline for which Premcor Pipeline has been unable to locate recorded easements or other instruments evidencing Premcor’s Pipeline’s right to traverse such segments with the Pipeline. Note that in Section 2.1(c) of these schedules, references to “ROW Number” means the heritage ROW number in the right-of-way files, including the alignment sheets, related to the Pipeline, copies of which have been made available to Buyer. An annotation in Section 2.1(c) of these schedules to the effect that a ROW Number is ‘skipped” does not necessarily mean that there is a gap in title; rather, it means that the numbering skips in the underlying alignment sheets or records. Please refer to the alignment sheets for more information. Under the column labeled “Recording Data” in Section 2.1(c) of these schedules Seller has indicated segments of the Pipeline with respect to which possible title gaps exist and/or with respect to which there are no instruments of record.

2.	Seller has located a copy of the Assignment of Rights-of-Way and Permits pursuant to which Motiva transferred the Pipeline interests to Premcor Pipeline (before Premcor Pipeline was a subsidiary of Valero), but it does rot appear that such instrument was ever filed of public record in any jurisdiction. In order to attempt to create a public record of the transfer, Seller filed affidavits (to which the Assignment of Rights-of-Way and Permits was attached as an exhibit) in the public records of New Castle County, DE and Delaware County, PA. Seller makes no representations or warranties as to whether or not such affidavits provide legal notice to landowners and other affected Persons as to the transfer of the Pipeline interests from Motiva to Premcor Pipeline.

Section 3.4(d)

Real Property Lease Matters

None.

Confidential Valero Draft

Dated 3/25/2010

Schedule 3.4(e)

Material Fixed Assets – Terminal and Pipeline

Notwithstanding anything to the contrary herein, all items in this Schedule that were purchased as part of a referenced project in the asset register listing are to be included in the Assets to be transferred to Buyers whether those items are installed in the Refinery or Right of Way, stored in the Refinery, in Original Equipment Manufacturer’s storage or in third party storage.

Asset	Cap. Date	Asset Description	Asset Class
50000326	2/28/2008	Purchase New Fire Apparatus	5000
18024517	1/1/2009	Del City Propane Truck Rack	1822
85000014	5/31/2006	Capital Spare Parts	8500
20037494	9/1/2005	Utility, Potable, & Effluent Water System	2000
20037497	9/1/2005	Gasoline Blending Facilities	2000
20037504	9/1/2005	Fire Protection System	2000
20037505	9/1/2005	Tankage And Transfer Units	2000
20037506	9/1/2005	Docks	2000
20037507	9/1/2005	General Plant Equipment	2000
20037519	10/31/2005	526 New Roof Deck at Gas Tank 137	2000
20037532	12/31/2005	DC04 504 Gangway for Pier # 2 and Pier #	2000
20037543	12/31/2005	526 Upgrades to Tank 7	2000
20037604	1/31/2006	526 New Roof Deck at Gas Tank 137	2000
20037607	2/28/2006	509 A/P Tank Farm Transmitters	2000
20037654	7/3/2006	Ethanol Blending	2000
20037669	5/31/2006	509 A/P Tank Farm Transmitters	2000
20037699	6/30/2006	530 Firewater Monitors at Piers	2000
20037749	9/30/2006	526 Upgrades to Tank 7	2000
20038532	9/30/2007	DC04-101355 DCR Marine Crash Gate at Piers	2000
20038563	10/31/2007	DC07-102141 AST Leak Detection Systems	2000
20038769	3/31/2008	AST Leak Detection Systems 2007	2000
20038945	8/31/2008	DC07- 102149 Tank 187 - AST Foam Piping System	2000
20039022	11/30/2008	DC08-102254 Tank 248 and Tank 268 Jumpers	2000

Schedule 3.4(e) – Page 1

Asset	Cap. Date	Asset Description	Asset Class
XX39029	8/31/2008	DC07-102149 Tank 2- AST Piping System	2000
20039030	8/31/2008	DC07-102149 Tank 185- AST Piping System	2000
20039092	12/31/2008	AST Leak Detection Systems in 2008	2000
20039101	12/31/2008	AST Foam Piping Systems in 2008	2000
10002896	9/1/2005	Land	1000
11029540	12/31/2006	Operator Shelters at Piers	1100
12028910	12/31/2006	Supply Domestic Water to Piers	1200
12035490	10/19/2009	Install Hydraulic Gangway on Pier #2	1200
33000269	9/1/2005	Laboratory Equipment	3300
33000271	12/31/2005	529 Lab Wavelength Disp X-Ray SpectroPho	3300
33000278	10/31/2006	Automated Lab Titration Equipment	3300
33000314	9/30/2007	DC07-102133 Pour & Cloud Analyzer Lab Equipment	3300
33000343	12/31/2007	DC07-l02152 Electrical PM Prog Relay Test Equip	3300
33000423	12/31/2008	DC08-102264 Lab Analyzer Equipment 2008	3300
10002951	9/1/2005	Delaware City Truck Rack Land	1004
11029531	9/1/2005	Delaware City Truck Rack Buildings	1104
11030382	9/30/2007	PT865 - DE City Truck Rack & PL Surveillance Prj-concr	1104
12028482	3/31/2006	Signage for Premcor Acquisition - DC Terminal	1204
18021925	4/30/2007	PT865 - Pipes / Flanges / Fittings	1810
18020322	9/1/2005	Delaware City Truck Rack Pumps, Piping, Valves	1816
18022858	9/30/2007	PT865 - DE City Truck Rack & PL Surveillance - Equip	1818
18020424	9/1/2005	Delaware City Truck Rack Loading Lanes	1822
18020425	9/1/2005	Delaware City Truck Rack Misc Infrastructure	1822
18020426	9/1/2005	Delaware City Truck Rack Vapor Recovery Unit	1822
18020438	10/31/2005	Del City Lubricity Project	1822
60004388	9/30/2007	PT865 - DE City Truck Rack & PL Surveillance Prj-Equip	6004
80000195	9/30/2007	PT865 - DE City Truck Rack & PL Access Control	8004
1022465	10/31/2009	Instrumentation - Material	90001
18020491	9/1/2005	Delaware City Pipeline	1810
71004268	1/31/2008	Scada Disaster Recovery Site - Delaware City Pipe	7104
		GE Fanuc Cimplicity PLCs and associated equipment located in the
		origination station control building for the Pipeline and in the destination station control building

Schedule 3.4(e) – Page 2

Section 3.5(a)

Material Contracts

1.	The following contracts related to natural gas supply and transportation:

Counter-Party	Contract Name	Contract Number	Contract Date
Eastern Shore Natural Gas Company	T-1 Service Agreement	040002	Nov. 1, 1997
Eastern Shore Natural Gas Company	T-1 Service Agreement [Includes assignment of Contract 040002 from Star Enterprises to The Premcor Refining Group Inc.]	040003	May 1, 2004
Eastern Shore Natural Gas Company	FT Service Agreement	010059	May 1, 2004
Eastern Shore Natural Gas Company	FT Service Agreement	010087	Nov. 1, 2009
Eastern Shore Natural Gas Company	IT Service Agreement [Interruptible transportation delivery with no minimum quantity]	030034	May 1, 2004
Sempra Energy Trading LLC	Base Contract for Sale and Purchase of Natural Gas		June 3, 2008
Sempra Energy Trading LLC	Asset Management Agreement		May 19, 2009
Transcontinental Gas Pipe Line Corp.	Service Agreement	9016488	June 1, 2004
Transcontinental Gas Pipe Line Corp.	Release of Pipeline capacity	9016488-FT	Sept. 1, 2009

2.	Ground Lease, dated January 1, 2003, by and between Motiva Enterprises LLC (now The Premcor Refining Group Inc.), as lessor, and E.I. Du Pont de Nemours and Company, as lessee.

Note: In conjunction with this Ground Lease, the parties entered into a Services and Commodity Supply Agreement and a Sulfuric Acid Regeneration Agreement. As further disclosed in Section 3.8 (Litigation) of these Schedules, a dispute is pending between Premcor and DuPont over the amount of a Cancellation of Contract Fee that DuPont alleges is due from Premcor under the terms of the Regeneration Agreement as a result of the Shutdown. The sulfuric acid regeneration plant that was used by DuPont to perform services under the Regeneration Agreement is located on the parcel covered by the Ground Lease; however, under the terms of the three agreements, it does not appear that cancellation of the Regeneration Agreement also results in a termination of the Ground Lease. As such, while Premcor will require confirmation from DuPont that the Regeneration Agreement and Commodity Supply Agreement have terminated before Premcor makes any settlement payment to DuPont, Premcor cannot assure Buyer that the Ground Lease will also terminate.

3.	The real property leases listed in Section 1.1(a) of these Schedules.

4.	The following electricity-related contracts:

a.	QF Self-Certification. Del City operates a 324-MW combined-cycle cogeneration facility, comprised of several generating units, and was self-recertified as a QF on April 29, 2004 in FERC Docket No. QF92-l7-002.

b.	Interconnection Service Agreement between Delmarva and Premcor Refining, dated October 1, 1999, which covers Units G1, G2 and G4, which are treated solely as “Behind the Meter” generation units. Delmarva would need to consent to the transfer.

c.	The FERC-approved Interconnection Services Agreement (“FERC ISA”) by and among, PJM, Premcor Refining and Delmarva, effective May 3, 2006 (FERC Docket ER06-1083-002), which covers Units G3, G6 and G7. Delmarva and PJM would need to consent to the transfer.

d.	The “PJM Contract” as defined in, and subject to the provisions of, Section 5.8 of the Agreement.

5.	The following agricultural leases:

a.	Agricultural Lease, dated January 11, 2010, between The Premcor Refining Group Inc., as landlord, and Kenny Lester, as tenant, with respect to approximately 220 acres of land (Fields #46, 47, 48 and 18, per Map #1201-110-CE99).

b.	Agricultural Lease, dated January 11, 2010, between The Premcor Refining Group Inc., as landlord, and Philip Proud, as tenant, with respect to approximately 373 acres of land (Fields #49, 50, 51, 52, 53, 13, 14, plus 2 unnumbered fields - approximately 30 acres each, all as per Map #1201-110-CE99).

c.	Agricultural Lease, dated January 11, 2010, between The Premcor Refining Group Inc., as landlord, and Hill Farming, LLC, as tenant, with respect to approximately 384 acres of land (Fields #DC-1, DC-2, DC-3, DC-4, DC-5, DC-6, DC-7, DC-8, DC-9, DC-l0, DC-11, DC-12, DC-13, DC-14, DC-15, DC-18, 19).

6.	PILOT Agreement between Premcor Refining and the City of Delaware City dated June 13, 2008. Provides for payments in lieu of property taxation by the Refinery owner in exchange for the City’s covenant not to annex the Refinery. By its express terms, this can be transferred to any successor owner of the Refinery without the City’s consent.

7.	Section 3.13 of these Schedules lists certain process licenses that may be Material Contracts

8.	Section 8.l0(e)(ii) of these schedules lists certain software applications, the licenses for which may be Material Contracts.

10.	The following contracts for materials and services related to the Refinery and/or the Pipeline have annual spend in excess of $50,000 and constitute Material Contracts that Buyer must assume at Closing:

Contractor Name	Contract	Contract Number	Comments
Air Products	Misc. Work Agreement	MW974B	Liquid Nitrogen and Propane

City Of Delaware City	Water Interconnection Agreement	WIA06DC056	Provide H2O to Terminal & Piers

Industrial Compressor Service	Rental Service Agreement	DC07RA010	Rental Air Comp Rental Utilities & Cooling Tower Rental (Month to Month)

Praxair Services Inc	Product Supply Agreement & Onsite Management Cylinder Rider	DC05PS048	On-site mgmt. of cylinder gas and nitrogen supply also Industrial Gas Contract - $3250 per month - 6 month notice to cancel

United Water	Water Agreement	W-3-29	1992 agreement between Star Enterprises and Wilmington Suburban Water (the predecessor to Suburban). 11MM gallon minimum and 12 month notification Approximately $64,700.00 monthly

Wabash Power Equipment	Equipment Rental Contract	DC09LS7967	Rental for 2 boiler systems. Expires on 3/31/10 and goes month to month per the terms of the agreement. If buyer has need for these systems after closing, they will need to negotiate with Wabash on continuation or a new rental agreement and accept the removal and return obligation. If buyer does not have a need for the systems – Seller will remove and return.

11.	The following contracts have an annual spend below $50,000, but are either exclusive dealing or requirements contracts or are otherwise necessary for Buyer to conduct the Business as currently conducted; they constitute Material Contracts that Buyer must assume at Closing:

Chalmers & Kubeck	National Service Agreement	DC04NS070	Storage & Repair of PSV’s. Seller currently has PSV’s stored at C&K. Charge to return PSVs (45 pallets) to Site is 6.600.00 No Cost to leave PSV’s at C&K.

Delaware Bay & River Cooperative	Service Agreement	DC04086	Inspect and Maintain Oil Spill boats & Oil Spill Clean Up. Annual Inspection and Maintenance Costs for 5 boats - DBRC response Yearly fee $3,220.00 also interim Inspection and Maintenance cost each time accomplished

Barnhart Crane & Rigging (Hake)	po 4501187218		PO for rental of storage beams upon which HP Separator is sitting
Oce’	Lease Agreement		Lease TDS 700 Printer Scanner

Panalytical Inc.	Short Form Work Agreement	SA06DC076	PMA for X-Unique spectrometer and Helium attachment for period 10/28/2009 to 10/27/2010

Pennsylvania One Call System Inc.	Service Agreement – Pipeline		Pipeline underground notification call center

Shimadzu Scientific Instrument	Service Agreement	SA05DC159	Lab equipment Maintenance

William Scottsman	Master Equipment Lease Agreement	DC05RS085

Storage Containers & Womens Change

Trailer Women’s Change Trailer. 10 sea vans/storage containers at Power Plant Seller may reduce the number of leased trailers between Execution Date and Closing Date if it no longer has the need for them.

12.	The following contracts are “enabling” or “framework” type contracts with no required spend and no other binding obligations, but which Seller considers critical for the conduct of the Business as heretofore conducted by Seller. These contracts are specific to the Refinery. Buyer will not be obligated to take assignment of any of these contracts, but may wish to do so in order to be able to use them post-Closing (note that even if Buyer elects not to take assignment of these contracts, Buyer will be required to honor any PO releases or work releases issued against these contracts that are open as of Closing, so long as Sellers did not issue them in violation of Section 5.1 of the Agreement, except for any PO releases or work releases related to Retained Liabilities, Retained Environmental Liabilities, Excluded Assets and the Scheduled Pre-Closing Environmental Obligations under the Environmental Agreement, including but not limited to tank obligations as generally described in Exhibit K, which Buyer will not be required to honor):

Advanced Specialty	National Service Agreement	DC05NS016	Insulation Maintenance

Air Compliance Consultants, Inc.	National Service Agreement	DC05NS007	2010 Relative Accuracy Test Audits for Boilers #2, #3, and #4.

Ambient Air Quality Services, Inc.	Services Agreement and Consulting Agreement	DC.08.CS.6898	Regulatory reporting support

ARI Environmental	National Service Agreement	DC05NS018	RATA and stack testing

Atlantic Coast Laboratories Inc.	Short Form Work Agreement	SWA06DC070	Water NPDES Sampling & Analytical.

Baycomm Inc.	Short Form Work Agreement	DC.09.SF.7647	Radio communication system maintenance

Catalyst Handling	Work Agreement	DC07WA002	Inert catalyst dumping

Cutting Edge	Short Form Work Agreement	DC07SWA001	Mooring of Barges/Ships On Going Services

Devon Properties	Work Agreement	WA06DC061	MARSEC, landscaping, janitorial

EDM Enviroplan	Consulting Agreement - DCR	DC06CS4073	Coke Monitoring Program 2010.

EMSI (Eastern Mechanical Services	Short Form Work Agreement	SWA06DC085	Well Services & Inspections (for water permit compliance). WELL NOS. 1,3,4,5,6,9,10,15,16, DRAGON RUN & RED LION.

J&K Fleet Services	Short Form Work Agreement	DC07SWA003	MAINTENANCE/REPAIRS ON VALERO FLEET VEHICLES AS NEEDED. ALSO, INCLUDES REPAIRS TO SHUTTLEWAGONS & OTHER SERVICES AS DIRECTED

Kratos Mid Atlantic	Work Agreement	DC.08.ES.7245	PERFORM ANNUAL FIRE & SUPPRESSION SYSTEM TESTING AND INSPECTION. KRATOS TO INVOICE ON A QUARTERLY BASIS.

Miller Environmental Group Inc.	Service Agreement	DC04NS074	Emergency Response ONLY

PCA Engineering	Short Form Work Agreement	DC06SWA134	2010 DNPEC required cathodic protection inspections performed on a bimonthly and annual schedule for all cathodically protected tanks.

Pine Mountain Springs	Service Agreement	SA06DC004	Domestic Water Delivery

Pioneer Fence Co. Inc.	National Service Agreement	DC05NS125	Fencing Maintenance/Repair Service

Railroad Construction	Service Agreement	DC05NS126	Railroad Repairs and Maintenance Services

RMB Consulting & Research	Consulting Agreement	CA06DC059	EDR Reporting

RTP Environmental	Consulting Agreement	DC06DC067	TEOM Calibrations, Operations Assistance, Routine Data Collection./Reviedw Processing TSP/PM10 Data Reports

Sealtec A Division of Sealco, Inc	Work Agreement	DC07WA058	Benzene/Neshap compliance inspections on stream leak repairs

Seal-Tech Inc.	Work Agreement	DC07WA110	LDAR repair/VOC/steam abatement repair

Surburban Custodial	Short Form Work Agreement	10000014182	Janitorial Services

Teksolv Inc.	Work Agreement	DC.09.WA.00035	Safety Recue Services, Hole Watch (Dual Use)

TELFORD TREE EXPERTS	Short Form Working Agreement	10000014139	Right-of-Way clearing

Vandemark & Lynch Inc.	Engineering Service Agreement	DC07ES005	CWIC soundings at dock

Waste Technology	Work Agreement	DCRL0415B	API Bays and Disposal/hazardous waste disposal Environmental (possible Dual use Contract)

Environmental Operating Solutions Inc.	PO Only	PO 4501802731	Supply Food at WWTP which will be stored into two tanks (Baker Tanks) which is stored at the treater PO only, with no minimum purchase obligation..

Note: Some of the contracts listed in items 10, 11 and 12 of this Section of the Disclosure Schedule may be needed by Sellers in order to perform their obligations under the Agreement after Closing (e.g. their obligations under Section 8.9 of the Agreement regarding the removal of hydrocarbon inventory from Refinery Tanks). In such event, rather than assign such contracts to Buyers, Sellers reserve the right to request that the vendors enter into new contracts with the Buyers on the same terms.

13.	The following Multi-Site Contracts are used by Seller for certain services that Seller believes are critical for the conduct of the Business as currently conducted. As further provided in Section 8.4 of the Agreement (and subject to the terms thereof), none of these Multi-Sites will be assigned to Buyer; however, Buyer will be obligated to honor any purchase orders or work releases issued against these contracts that are outstanding as of Closing, so long as they were not issued in violation of Sellers’ obligations in Section 5.1 of the Agreement and Buyer receives the benefit of the goods or services even if a the contract is not assigned or a new contract is not entered into. Should Buyer so request, Sellers will provide Buyer with contact information for Sellers’ account representatives at these vendors, so that Buyer may pursue its own contract(s) with them.

Aggreko LLC	Rental of (3) 40kw heaters for the alky/poly, SRU & CCR control rooms due to loss of steam. Estimated rental to be approx 2 months. Rental of 20ton AC unit with flex duct for approx 4 months at Hydrocracker for environmental reasons. As provided in Section 5.1 of these Schedules, Sellers reserve the right to cancel all or part of these rental agreements prior to Closing.

Agilent Technologies			Repair & Maintenance on GCMS instrument

Allied Barton			Security

Baker Corp			Rentals (e.g. of Baker tanks)

Best Access Systems (Stanley Solutions)			Security System and Locks

C&W Meter Service Inc.	Master Work Agreement	MWA06DC037	Meter Calibration

Caleb Brett AKA Intertek			Lab Testing Quarterly at lab and Gasoline testing at gas Stations

Cat Spec			Catalyst Dump & Load

Cintas			Uniforms, Rugs & Lockers. Sellers do not rent uniforms but rather pay a cleaning fee. There are some lockers that were used for clean/dirty pick up that belong to Cintas. Sellers are trying to get Cintas to remove them and reserves the right to do so prior to Closing.

Conti Electric			Electrical & Instrumentation

Convergent Technologies			Access Badge System

Dresser Rand			Rotor Storage. Rotors stored with Dresser that are for Del City will be transferred to Buyer. Buyer will have to arrange its own storage agreement or cause them to be delivered to Buyer.

Environmental Standards			PCB Pollutant Minimization Plan and data validation for PCB analytical Prepare annual report.

GE Mobile Water			Rental water treatment after April 2010 (Demin Trailers) If Power House starts up this is not needed.

Hydrochem Industrial Services			Vacuum Truck Services

l.D. GRIFFITH, INC.			Mechanical Contractor

Industrial Scientific	Detection equipment services

Invensys	Foxboro DCS support

Jordan Technologies	Vapor Recovery Units Maintenance & Testing

KoneCranes	Inspection and Repair of hoist & lifts at piers and all bridge cranes

Modular Space Corp	Gym trailer (month-to-month rental) Women trailer 12 x60

NAPP GRECCO COMPANY	Repair Pipeline part of Oil Spill Mechanical Contractor

National Response Corp	Oil Spill Response

PH&H	Vehicle Lease

PPG	Caustic for DCPP WTP

Ricoh	Lease of Copiers. As noted in Section 5.1 of these Schedules, Sellers reserve the right to cause copiers at the Refinery to be returned to the lessor or relocated to Affiliate facilities.

Siemens/US Filter	Benzene NESHAP carbon canister change outs

Sulzer Pumps US Inc.	Repair Pipeline Pumps

Summit Inspection Services	LDAR Monitoring

Veolia	DNF Sludge processing; API/CPI clean up

Waste Management	Non-hazardous waste disposal/transportation

Western Oil Field	Rentals

Xerox	Copiers. As noted in Section 5.1 of these Schedules, Sellers reserve the right to cause as many ccpies at the Refinery as possible to be returned to the lessor or relocated to Affiliate facilities.

14.	Access Agreement between Motiva Enterprises LLC and Premcor Refining dated April 30, 2004.

15.	Purchase Order No. 4501381966 issued to Harbison-Walker Refractories Co. on 2/7/2008 for refractory brick storage and transportation. Please also refer to Schedule 1.1(c) for more information.

16.	The following three agreements, under each of which we believe the lessor/licensor is currently Norfolk Southern Railroad Company (formerly known as Conrail, successor to The Pennsylvania Railroad Co.); Sellers have no evidence that any of these were ever properly assigned to Premcor Refining, but Premcor Refining has been paying the relevant fees under the agreements and to our Knowledge the railroad has been accepting payment without objection.

a.	Lease – Tenancy at Will, dated April 25, 1958, between The Pennsylvania Railroad Company and Tidewater Oil Company, Inc., assigned by Tidewater Oil Company, Inc. to Getty Oil Company by Assignment dated, September 30, 1967 (with railroad consent), and further assumed by Star Enterprise (with railroad acknowledgment) by letter from Conrail to Texaco Refining & Marketing, Inc., dated December 13, 1988. RR Contract No. 245-048.

b.	License Agreement, dated April 23, 1999, between Consolidated Rail Corporation and Motiva Enterprises, LLC. RR Contract No. 334-424.

c.	License Agreement, dated April 29, 1999, between Consolidated Rail Corporation and Motiva Enterprises, LLC. RR Contract No. 334-432.

17.	The agreements listed as items 2 and 4 in Section 3.6(b) of Schedule A of the Environmental Agreement and the “Motiva Environmental Agreement” as defined in Section 3.5 of the Environmental Agreement. The extent to which the foregoing may become Assigned Contracts is governed by the terms of the Environmental Agreement.

Section 3.5(b)

Excluded Contracts

1.	Any contracts or agreements that are solely between or among Valero Energy Corporation and/or any of its Affiliates (including the Sellers).

2.	Any Valero Energy Corporation insurance policies, insurance programs or other types of insurance coverage.

3.	Any guarantees or similar agreements made or entered into by Valero Energy Corporation or any of its Affiliates.

4.	Any contracts related exclusively to the Excluded Assets

5.	All contracts for the sale or purchase of any petroleum products.

6.	All Carrier Access Agreements of Seller.

7.	Section 8.10(e)(i) of these Schedules lists certain software licenses that are excluded from the Assets to be transferred.

8.	All Multi-Site Contracts, subject to the provisions of Section 8.4 of the Agreement relating to Buyer’s obligation to honor certain obligations outstanding as of Closing.

9.	FERC Market Based Rate (“MBR”) authority held by Premcor Refining and Valero Power Marketing (VPM).

10.	The following seven purchase orders (identified by number) issued by Premcor Refining to Perry Products (provided that these may become Assigned Contracts as provided in Section 2.2(f) of these Schedules):

4501721407	4501759311	4501745936
4501745938	4501792884	4501758315
4501791994

11.	The Motiva Agreement

Section 3.6

Authorizations

1.	Sellers were recently advised by their local surveying / civil engineering firm that the petroleum coke silos built by Premcor Refining may not have, and may require, certificates of occupancy.

Section 3.7

Compliance with Law

None

Section 3.8

Litigation

[REDACTED]

Section 3.9

Insurance

Policy Schedule

As of 03/02/2010

Coverage Description	Company	Policy No.	Policy Term
Primary Casualty Program Business Automobile	Ace American Insurance Company	ISA H08578230	05/01/09-05/01/10
Workers Compensation (AOS)	Ace American Insurance Company	WLR C4569723A	05/01/09-05/01/10
Excess WC (Qualified Self Insured)	Ace American Insurance Company	WCU C45697253	05/01/09-05/01/10
General Liability	Ace American Insurance Company	XSLG24930646	05/01/09-05/01/10
Workers Compensation (NJ)	Ace American Insurance Company	SCF C45697241	05/01/09-05/01/10

Marine Liability	Colonnade Vermont Insurance Company	TBD	05/01/09-05/01/10

Excess Liabilities $950 million	Attach at limit of Primary Casualty above	Various – including Ace, AIG Axis, Zurich Swiss Re, and other London and Bermuda markets	05/01/09-05/01/10

Pollution Liability Primary – $80mm	American International Specialty Lines	PLS1956435	01/31/04-01/31/14
Excess – $50mm	Indian Harbor Insurance Company	XEC0015864	01/31/04-01/31/14

Property Program $50 million Property Damage / 60 days Business Interruption ($25 million minimum), with an additional $125 million BI/PD retention	Various – including OIL, Ace, AIG, Swiss Re, Munich Re, Liberty Mutual, and other London and Bermuda markets	Various – Up to $1.3 billion limit	06/01/09-06/01/10

Marine Cargo Primary	Southern Marine, CV Starr	SM4-1381, CHS 00034 US 09	11/01/09-11/01/10
$20mm po $50mm Excess	Southern Marine	63510	11/01/09-11/01/10
ROCIP	Ace American Insurance Company	WLR C45553279	08/01/08-08/01/10

Section 3.11

Seller Plans

Non-Represented Employees and IBEW Represented Employees

Valero Energy Corporation Pension Plan

•	Defined benefit plan

Valero Energy Corporation Thrift Plan

•	401(k) Plan

Valero Energy Corporation Excess Pension Plan

Valero Energy Corporation Excess Thrift Plan

Valero Energy Corporation Deferred Compensation Plan

Valero Energy Corporation Flex Benefits Plan (omnibus welfare benefit plan)

•	Medical
•	Prescription Drug
•	Dental
•	Basic Life & AD&D
•	Vision
•	Short-Term Disability
•	Long-Term Disability
•	Vacation Buy/Sell
•	Survivor Income
•	Health FSA
•	Dependent Care FSA
•	Legal Services
•	Cancer Plan

Valero Energy Corporation Long-Term Care Plan

Valero Energy Corporation Flex Cafeteria Plan (Section 125 Plan)

Premcor Pension Plan

•	Defined benefit plan

Valero Energy Corporation Retiree Benefits Plan

Vacation, educational assistance, adoption assistance, employee assistance program and short-term leave obligations as set forth in Valero’s employee policies and procedures applicable to flex employees.

USW Represented Employees

Premcor Pension Plan

•	Defined benefit plan

Premcor Retirement Savings Plan

•	401(k) Plan

Premcor Restoration Plan

Premcor Group Life & Major Medical Plan

•	Medical
•	Prescription Drug
•	Dental
•	Basic Life & AD&D
•	Vision
•	Short-Term Disability
•	Long-Term Disability
•	Health FSA
•	Dependent Care FSA

Section 3.12(a)

Collective Bargaining Agreement Memoranda and Letters of Understanding

USW

PBRP Policy

Attendance Policy

VPP Coordinator Agreement

HSE Rep Agreement (including TOP) X 2

Machinery Specialist Agreement

Analyzer Specialist Agreement

Annual Discretionary Bonus Letter

IBEW

Drug Policy Self ID Program

Annual Discretionary Bonus Letter

Section 3.12(b)

Labor Disputes

[REDACTED]

Section 3.13

Intellectual Property

1.	Buyer may need to enter into an appropriate transfer agreement or new license with each of the following licensors for the following technology that was employed at the Refinery prior to the Shutdown, to the extent that Buyer desires to operate any Refinery process units incorporating such technology. Seller is not advising Buyer as to whether or not some of the technology originally covered by these licenses is now “open art” or other similar technology for which a license is no longer required. As noted below, to Sellers’ Knowledge some of these licenses were never transferred from prior Refinery owners to Premcor Refining.

Licensor	License Description	Current Licensee

Air Products	Houdry Process FCC and Houdry Reforming Process	Star Enterprises*

Amoco	Sulfur Recovery Unit	Star Enterprises*

Cansolv	Cansolv Process	The Premcor Refining Group Inc.

Axens (formerly Englehard)	HPN Process IVB	Star Enterprises*

Eickneyer & Associates	Catacarb Process	Star Enterprises*

Exxon-Mobil Research and Engineering (EMRE)	Fluid Coking Process FLEXORB solvent for the Sulfur Plant	The Premcor Refining Group Inc.

GE Energy (formerly Chevron Texaco)	Gasification Process	The Premcor Refining Group Inc.

Lummus Technology Inc.	Micro-Jet FCC Feed Injectors	The Premcor Refining Group Inc.

Merichem	Oxidation of Sulfur Compounds, Extraction of Sulfur Compounds under the names MERICATTM, MERIFININGTM, and REGENTM	Motiva Enterprises LLC*

Shaw Chemicals (formerly Stone & Webster)	Fluid Catalytic Cracking Riser Quench Technology	The Premcor Refining Group Inc.

UOP	Beavon-Stretford™ Unit Butamer™ Process Unit	The Premcor Refining Group, Inc.

Catalytic Condensation Process Unit

Merox™ Process (Alkyl Feed, C3/C4, Crude Naphtha) Units

Merox™ Process (Butadiene) Unit

CCR Platforming™ Process Unit

Fixed-Bed Platforming Process Unit

Tetra™ Process Unit

UDEX™ Process Unit

Unicracking™ Process Unit

Unifining™ Process Units

Miscellaneous	Various processes, as listed in Schedule 16.04(a) to the Motiva Agreement	Unknown*

*	Items marked with an asterisk are listed in Schedule 16.04(a) to the Motiva Agreement, wherein Motiva listed certain technology rights that it had agreed to transfer to Premcor Refining; however, Sellers can find no record of these licenses having been formally assigned from Motiva (or one of its predecessors, such as Star Enterprises) to Premcor Refining.

Also, Schedule 16.04(b) to the Motiva Agreement listed certain non- assignable licensed technology rights. Sellers do not know if Motiva entered into a sublicense or other form of arrangement to enable Premcor Refining to enjoy the benefits of such 1icenses

In Section 16.04(c) to the Motiva Agreement, the parties acknowledged that other licensed technology rights relevant for the operation of the Refinery may have been omitted from the Schedules to the Motiva Agreement, and Motiva agreed that where the exclusion of such rights would have a Material Adverse Effect (as such term was defined in the Motiva Agreement) on the internal operations of the Refinery, Motiva would use commercially reasonable efforts to transfer such rights to Premcor Refining. Sellers have no information regarding whether or not any such rights were ever identified and, if so, whether Motiva endeavored to transfer them.

2.	Pursuant to Section 16.01 of the Motiva Agreement, Motiva granted Premcor Refining a non-exclusive, irrevocable (except as provided in Article XVI of the Motiva Agreement) royalty-free, paid-up license or sublicense (both without a right to sublicense or transfer except as noted below) “to Intellectual Property, which exists as of the Effective Time and which is or has been in Use in the Operations” (capitalized terms have the meanings assigned to them in the Motiva

Agreement). Under the terms of said Section 16.01, Premcor Refining was required to assume the relevant duties and obligations of Motiva under the Technology Transfer Agreement attached as Exhibit “I” to the Motiva Agreement. Section 16.02 of the Motiva Agreement clarifies that for the purpose of the grant under Section 16.01(a) of the Motiva Agreement, sublicense of Intellectual Property by Motiva did not include any intellectual property outside the grant of Section 2 of the TTA. Pursuant to Section 16.03 of the Motiva Agreement, Premcor Refining is entitled to assign the foregoing-described license granted under Section 16.01 of the Motiva Agreement to Buyer, subject to “outstanding obligations to third parties and subject to an assumption in writing of the relevant duties and obligations under the applicable portions of Article XVI of the Motiva Agreement. As further provided in Section 8.10 of the Agreement, Premcor Refining’s transfer to Buyer of Intellectual Property rights granted under Section 16.01 of the Motiva Agreement is being made subject to the foregoing. Please refer to the full text of Article XVI of the Motiva Agreement for more details regarding the grant of Intellectual Property rights from Motiva to Premcor Refining.

3.	Premcor Refining has engaged various firms to provide engineering services at the Refinery over the years, and it is not uncommon for engineering agreements to include grants of rights to use the engineering firm’s intellectual property (e.g. know-how) that is included in the deliverables (e.g. drawings) or that is otherwise provided as part of the services. It is Sellers’ intent to include any such intellectual property in the Assets to the extent within Sellers’ right, but Sellers make no representations or warranties as to whether or to what extent any such intellectual property exists or, if it does, whether it can be transferred to Buyer.

4.	See Section 8.10 of these Schedules for information regarding certain software applications have been used in connection with the Business that will not be transferred to Buyer.

5.	Trademarks and tradenames owned or used by Seller and/or Seller’s Affiliates are Excluded Assets and are not included in the Intellectual Property.

Section 5.1

Operation of Business

1.	Seller leases certain office equipment (copiers and scanners) under Multi-Site Contracts with Xerox and Ricoh. Seller intends to non-renew as many of such leases as possible or cancel such leases where Seller can do so without penalty. In addition, Seller may seek to relocated any such equipment that cannot be taken off lease to other facilities owned by Affiliates of Seller. To the extent that Seller is unable to non-renew or cancel such leases as to any such equipment, and does not relocate such equipment to other facilities of its Affiliates, Buyer will be required to honor such leases (as to equipment available for Buyer’s use at the Refinery only) for the balance of the lease term pending as of the Closing Date. Seller will not extend any lease terms on any of this equipment beyond the current terms.

2.	Seller leases the following from Aggeko on short term (under 4 month) lease terms under a Multi-Site Agreement: (i) three 40kw heaters for the alky/ploy, SRU and CCR control rooms, and (ii) a 20 ton AC unit for the crude satellite building. Seller reserves the right to terminate these leases at any time and return the rental equipment Aggreko. If the leases cannot be terminated without penalty prior to Closing, Buyer shall be obligated to honor the leases for the balance of the term.

Section 5.10

Certain Equipment on Order from Perry Products

Purchase Order	Line #	Item	Description	Cost			Amount Paid			Cancellation payment (for work prior to cancellation)			Status	Comments / Expected Delivery Date
4501721407	1	40-E 50 A&B	(2) FHTB-48- 156 Square Foot Heat Exchangers	$	[REDACTED	]	$	[REDACTED	]	$	[REDACTED	]	95% complete	Resid Cooler project. Items will be completed at the end of March and then delivered

	2	additional handling and fabrication restart cost		$	[REDACTED	]				$	[REDACTED	]	.

4501759311	1	27-E-637	FHTB-29- 2527 Square Foot Heat Exchangers	$	[REDACTED	]		[REDACTED	]	$	[REDACTED	]	All engineering has been completed and materials purchased	Poly Alky Unit (Maintenance work)

4501745936	1	27-F-1 C	FHTB-40- 3848 Square Foot Heat Exchangers	$	[REDACTED	]		[REDACTED	]	$	[REDACTED	]	All engineering has been completed and materials purchased	Poly Alky Unit (Maintenance work)

4501745938	1	27-E-1D	FHTB-3848 Square Foot Heat Exchangers	$	[REDACTED	]		[REDACTED	]	$	[REDACTED	]	All engineering has been completed and materials purchased.	FCC/APU Unit (Maintenance work)

4501792884	1	27-E-9	FHTB-48 20’-0 Long floating head tube bundle with flo head	$	[REDACTED	]	$ $	[REDACTED [REDACTED	] ]	$	[REDACTED	]	All engineering has been completed and materials purchased.	Poly Alky Unit (Maintenance work)

4501758315	1	27-E-707	FHTB-28-1263 square foot heat exchanger tub bundles	$	[REDACTED	]		[REDACTED	]	$	[REDACTED	]	All engineering has been completed and materials purchased.	Poly Alky Unit (Maintenance work)

4501791994	1	27-E-9	48” Diameter Channel Box	$	[REDACTED	]		[REDACTED	]	$	[REDACTED	]	Engineering only has been completed	Poly Alky Unit (Maintenance work)

Section 7.1

Employee Matters

Section 7.1 Termination of Employees: Successorship Obligations.

(a) Neither VSI nor Sellers shall have any obligation to retain any Employees. VSI shall terminate each Employee prior to the Closing Date, except that (i) VSI reserves the right to retain Jim Schaaf, Pat Kennedy, Heather Chelpaty, Aaron Vahid, and Shannon Eggers, should such Employees and VSI so agree, and (ii) VSI shall notify Buyers prior to Closing of any other Employees that VSI will not terminate.

(b) Buyers have no obligation to hire any of Sellers or their Affiliates’ current Employees or Former Employees, but Buyers may do so in their sole and exclusive discretion.

(c) Buyer agrees (i) that it shall recognize the United Steelworks (“USW”) as the exclusive representative for the Employees in the bargaining unit covered by the USW Collective Bargaining Agreement, and (ii) subject to any limitations imposed by Law, Buyer shall adopt the USW Collective Bargaining Agreement and all applicable memoranda and letters of understanding, all of which shall remain in full force and effect during their respective current terms, except for changes permitted under the USW Collective Bargaining Agreement, applicable memoranda or letters of understanding or as may be mutually agreed to between the Buyer and the USW. Buyer has advised Seller that Buyer has recognized the USW and has negotiated a new collective bargaining agreement including benefits with the USW that Buyer believes meets Buyer’s obligations in the immediately preceding sentence. Buyer shall provide Sellers with a copy of all relevant signed agreements between the Buyer and the USW that satisfy Buyer’s obligations in this paragraph.

(d) Except to the extent that the IBEW Local 1238 and Buyer may otherwise agree in writing, or that Buyer is determined by the appropriate Governmental Authority not to be a Successor by operation of law or contract, Buyer agrees (i) that it shall recognize the IBEW Local 1238 union as the exclusive representative for the Employees in the bargaining units covered by the IBEW Collective Bargaining Agreement, and (ii) subject to any limitations imposed by Law, Buyer shall assume the IBEW Collective Bargaining Agreement and all applicable memoranda and letters of understanding in effect at Closing. Buyer shall provide Sellers with a copy of all applicable judgments, awards, decisions or agreements between the Buyer and the IBEW Local 1238 union that fulfill or discharge the obligations set forth above, and Buyer agrees to fully comply with same. Buyer’s agreement to the foregoing covenants in this Section 7.1(d) are without prejudice to Buyer’s rights to contest in good faith in any dispute between it and IBEW Local 1238 that Buyer is not a Successor by law, or by contract to the Collective Bargaining Agreement between Seller and IBEW Local 1238.

Section 7.2 Liabilities and Indemnities.

(a) Sellers shall be responsible for, and shall defend and indemnify the Buyer Indemnitees from and against, all Claims and Losses arising out of or relating to or arising from all matters concerning Employees and Former Employees prior to the Closing Date, even if such

Claims and Losses are asserted on or after the Closing Date, including without limitation the hiring, employment, events occurring during employment and termination of employment of the Employees and Former Employees, the Collective Bargaining Agreements and any other agreement or understanding with the Union, grievances, Obligations under all employee related benefit plans and programs, Seller Plans, worker compensation Laws, unemployment compensation, Social Security, pension, vacation, medical, dental, disability, death benefits, Laws regarding discrimination, harassment, notification or other requirements of the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any comparable state Law (collectively, the “WARN Act”) that may become applicable with respect to the termination of Employees and Former Employees by VSI prior to or at the time of Closing; provided, however, for the avoidance of doubt, the foregoing indemnification by Sellers shall not extend to Claims for which Buyers are providing indemnification pursuant to clauses (ii) and (iii) of Section 7.2(b) of this Schedule.

(b) Buyers shall be responsible for, and Buyers shall defend and indemnify the Seller Indemnitees from and against, all Claims and Losses arising out of (i) Buyers’ failure to comply with their obligations under Section 7.1(c) and Section 7.1(d) of this Schedule, or (ii) any Claims by IBEW Local 1238 that Premcor Refining (or VSI, as the successor to Premcor Refining as the employer of the Employees) breached the provision in the IBEW Collective Bargaining Agreement requiring them to “as a condition of any sale [of the Refinery] require that any subsequent Buyer/Operator recognize the Union as the exclusive bargaining representative of all affected bargaining-unit employees and assume the Collective Bargaining Agreement (CBA), for those affected BU employees” by reason of this Agreement or the consummation of any of the transactions contemplated hereby, or (iii) any Claim by the USW similar to those that might be brought by the IBEW as described in the foregoing clause (ii), above, to the effect that Premcor Refining or VSI failed to honor any successorship obligations under the USW Collective Bargaining Agreement by reason of this Agreement or the consummation of any of the transactions contemplated hereby.

Section 8.5

Part I – Vehicles

Unit #	Contract Type	VIN	Year	Make	Model
739	Owned	P739		SPAR	TOWER LDR TRK
1300	Owned	L0NCJMD901300		FIRE	TANKER FIRE TK
3422	Owned	4EN3AAA8571003422		FIRE	FIRE DEPT
7048	Owned	1FDAF56P07EA84978	2007	FORD	F550 SD CHASSIS 2W
7250	Owned	1HTMMAAN76H307250	2006	INTE	4300
8176	Owned	1FTRF14W98KE91128	2008	FORD	F150
8181	Owned	1FTRF14W68KE91135	2008	FORD	F150
8183	Owned	1FTRF14W28KE91133	2008	FORD	F150
9260	Owned	4EN3AAA84W1009260		FIRE	PUMPER TRK
9460	Owned	P9460		FIRE	PUMPER FIRE TK
00057	Owned	1FTRF12W99KA62057	2009	FORD	F150
12081	Owned	1FDNF70J3NVA14115	1992	FORD	FORD-MT
12082	Owned	1FDNF70J5NVA14116	1992	FORD	FORD-MT
12600	Owned	1FDXK84EXPVA32072	1993	FORD	FORD-MT
13187	Owned	1FTNF20L6XEE74526	1999	FORD	F250SD
14684	Owned	1FDXK84E3RVA16167	1994	FORD	FORD-MT
14707	Owned	1FDZY90T8SVA09237	1994	FORD	FORD-HT
15046	Owned	1FTNX21S9YEE26166	2000	FORD	F250SD
15047	Owned	2FTZF0723YCA67810	2000	FORD	F150
15048	Owned	2FTZF0725YCA67811	2000	FORD	F150
15049	Owned	2FTZF0720YCA67814	2000	FORD	F150
15050	Owned	2FTZF0729YCA67813	2000	FORD	F150
15051	Owned	2FTZF0727YCA67812	2000	FORD	F150
20057	Owned	1FDKF37F9TEA46187	1996	FORD	F350
20134	Owned	1FDKF37HXTEB05734	1996	FORD	F350
20135	Owned	1FDNF70J4TVA29509	1996	FORD	FORD-MT
20136	Owned	1FDNF70J0TVA29510	1996	FORD	FORD-MT
21347	Owned	1FTRX14859FA21347	2009	FORD	F150 SUPERCAB
21629	Owned	2FTJW36G9MCA21629	1991	FORD	F250-HGI
25100	Owned	1FAFP52U2WA176981	1998	FORD	TAURUS
85528	Owned	2FUY3LDB3RA585528		FREI	TEAMSTERS
86813	Owned	1FDHS34M72MBB6813	1990	FORD	E-350 SUPER CARGO VAN
90170	Owned	1FTRW12W29KA90170	2009	FORD	F150

Part II - Leased Vehicles

Unit #	Contract Type	VIN	Year	Make	Model
8016	Lease	1FDWF36568EC36353	2008	FORD	F350 SD CHASSIS 2WD
8017		1FDWF36548EC36352	2008	FORD	F350 SD CHASSIS 2WD
8018		1FDNF20528EB91961	2008	FORD	F250 SD 2WD
8019		1FDNF20518EB91059	2008	FORD	F250 SD 2WD
8020		1FDNF20588EB91060	2008	FORD	F250 SD 2WD
8021		1FDNF205X8EB91061	2008	FORD	F250 SD 2WD
8022		1FDNF20548EB91962	2008	FORD	F250 SD 2WD
71804		1FDXE45P46HA71804	2006	FORD	E 450 CUTAWAY
19080		1FDAF56P73EB50291	2003	FORD	F550 SD CHASSIS 2WD
19083		2FTRF17213CA90386	2003	FORD	F150
19084		1FBSS31L23HB21572	2003	FORD	E350 VANS
19094		2FTRF17203CA94672	2003	FORD	F150
19095		2FTRF17223CA93250	2003	FORD	F150
19096		2FTRF17243CA93251	2003	FORD	F150
19097		2FTRF17263CA93252	2003	FORD	F150
19098		2FTRF17283CA93253	2003	FORD	F150
19099		2FTRF172X3CA93254	2003	FORD	F150
19100		2FTRF17293CA94668	2003	FORD	F150
19101		2FTRF17203CA94669	2003	FORD	F150
19102		2FTRF17273CA94670	2003	FORD	F150
19103		2FTRF17293CA94671	2003	FORD	F150
19207		1FTRF17293NB22124	2003	FORD	F150
19208		1FTRF17273NB22123	2003	FORD	P150
19209		1FTRF17253NB22122	2003	FORD	F150
19210		1FTRF17233NB22121	2003	FORD	F150
19211		1FTRF17213NB22120	2003	FORD	F150
19212		1FTRF17253NB22119	2003	FORD	F150
19214		1FTRF17213NB25616	2003	FORD	F150
19215		1FTRF172X3NB25615	2003	FORD	F150
19216		1FTRF17283NB25614	2003	FORD	F150
19218		1FTRF17243NB25612	2003	FORD	F150
19219		1FTRF17223NB25611	2003	PORD	F150
19220		1FTRF17203NB25610	2003	FORD	F150
19221		1FTRF17243NB25609	2003	FORD	F150
19222		1FTRF17223NB25608	2003	FORD	F150
19223		1FTRF17203NB25607	2003	FORD	F150
19224		1FTRF17293NB25606	2003	FORD	F150
19225		1FTRF17243NB19230	2003	FORD	F150
19226		1FTRF17283NB19229	2003	FORD	F150
19228		1FTRFI7243NB19227	2003	FORD	F150
19229		1FTRF17223NB19226	2003	FORD	F150
19230		1FTRF17203NB19225	2003	FORD	F150
19231		1FTRF17213NB19265	2003	FORD	F150

Unit#	Contract Type	VIN	Year	Make	Model
19232		1FTRF17233NB19266	2003	FORD	F150
19233		1FTRF17253NB19267	2003	FORD	F150
19234		1FTRF172X3NB19264	2003	FORD	F150
19235		1FTRF17283NB19263	2003	FORD	F150
19236		1FTRF17263NB19262	2003	FORD	F150
19237		1FTRF17243NB19261	2003	FORD	F150
19238		1FTRF17223NB19260	2003	FORD	F150
19239		1FTRF17263NB19259	2003	FORD	F150
19240		1FTRF17243NB19258	2003	FORD	F150
19241		1FTRF17223NB19257	2003	FORD	F150
19242		1FTRF17203NB19256	2003	FORD	F150
19243		1FTRF17293NB19255	2003	FORD	F150
19244		1FTRF17273NB19254	2003	FORD	F150
19245		1FTRF17253NB19253	2003	FORD	F150
19246		1FTRF17233NB19252	2003	FORD	F150
19247		1FTRF17213NB19251	2003	FORD	F150
19249		1FTRF17233NB19249	2003	FORD	F150
19250		1FTRF17213NB19248	2003	FORD	F150
19252		1FTRF17283NB19246	2003	FORD	F150
19253		1FTRF17263NB19245	2003	FORD	F150
19254		1FTRF17243NB19244	2003	FORD	F150
19257		1FTRF17293NB19241	2003	FORD	F150
19258		1FTRF17273NB19240	2003	FORD	F150
19260		1FTRF17293NB19238	2003	FORD	F150
19261		1FTRF17273NB19237	2003	FORD	F150
19262		1FTRF17253NB19236	2003	FORD	F150
19263		1FTRF17233NB19235	2003	FORD	F150
19264		1FTRF17213NB19234	2003	FORD	F150
19265		1FTRF17283NB19232	2003	FORD	F150
19266		1FTRF17263NB19231	2003	FORD	F150
19267		1FTRF17293NB19224	2003	FORD	F150
19268		1FTRF17273NB19223	2003	FORD	F150
19269		1FTRF17253NB19222	2003	FORD	F150
19270		1FTRF17233NB19221	2003	FORD	F150
19271		1FTRF17213NB19220	2003	FORD	F150
19272		1FTRF17253NB19219	2003	FORD	F150
19273		1FTRF17233NB19218	2003	FORD	F150
19274		1FTRF17213NB19217	2003	FORD	F150
19275		1FTRF172X3NB19216	2003	FORD	F150
19276		1FTRF17283NB19215	2003	FORD	F150
19277		1FTRF17263NB19214	2003	FORD	F150
19278		1FTRF17293NB22155	2003	FORD	F150
19279		1FTRF17273NB22154	2003	FORD	F150
19280		1FTRF17233NB22152	2003	FORD	F150
19281		1FTRF17253NB22153	2003	FORD	F150
19282		1FTRF17213NB22151	2003	FORD	F150
19283		1FTRF172X3NB22150	2003	FORD	F150

Unit #	Contract Type	VIN	Year	Make	Model
19284		1FTRF17233NB22149	2003	FORD	F150
19285		1FTRF17213NB22148	2003	FORD	F150
19286		1FTRF172X3NB22147	2003	FORD	F150
19287		1FTRF17283NB22146	2003	FORD	F150
19288		1FTRF17263NB22145	2003	FORD	F150
19289		1FTRF17243NB22144	2003	FORD	F150
19290		1FTRF17223NB22143	2003	FORD	F150
19291		1FTRF17203NB22142	2003	FORD	F150
19292		1FTRF17293NB22141	2003	FORD	F150
19293		1FTRF17273NB22140	2003	FORD	F150
19294		1FTRF17203NB22139	2003	FORD	F150
19295		1FTRF17293NB22138	2003	FORD	F150
19296		1FTRF17273NB22137	2003	FORD	F150
19297		1FTRF17253NB22136	2003	FORD	F150
19299		1FTRF17213NB22134	2003	FORD	F150
19350		1FTRF172X3NB22133	2003	FORD	F150
19351		1FTRF17283NB22132	2003	FORD	F150
19352		1FTRF17263NB22131	2003	FORD	F150
19353		1FTRF17243NB22130	2003	FORD	F150
19354		1FTRF17283NB22129	2003	FORD	F150
19355		1FTRF17263NB22128	2003	FORD	F150
19356		1FTRF17243NB22127	2003	FORD	F150
19357		1FTRF17223NB22126	2003	FORD	F150
19358		1FTRF17203NB22125	2003	FORD	F150
19359		1FAHP53U53A198248	2003	FORD	TAURUS
19360		1FAHP53U73A198249	2003	FORD	TAURUS
19361		1FAHP53U33A198250	2003	FORD	TAURUS
19366		1FMDU72K03UB51765	2003	FORD	EXPLORER
8101		3D7KS28AX8G172058	2008	DODGE	RAM
24074		1GCJK39275E304537	2005	CHEVY	SILVERADO
8106		1FTSX215X8EBO2611	2008	FORD	F250

Section 8.10(e)(i)

Excluded Software Applications

The following software applications (whether based on servers or desktops or both) are licensed to Seller or its Affiliates and have historically been used in connection with the operation of the Business and/or the Refinery, but are not included in the Assets. To the extent that Buyer desires to use any of these applications, Buyer will need to enter into its own license with the licensors.

Vendor	Generic Name
Aspen Tech	All Aspen Tech Software

Aspen Tech	Advisor (Data only)

Aspen Tech	PlMs (Data only)

AutoDESK	Entire suite

Bourque Data Systems	RailTrac, Yardmaster

Citrix	Entire suite

Convergint	Entire suite

Dyadem	PHA Pro

Essential Support Solutions (ESS)	Essentials Suite

GE	Entire Framework Agreement

Famatech	Radmin

GE	Cimplicity Source Code

Honeywell	Entire Framework Agreement

IBM	Filenet

IBM	Tivoli Storage Manager (TSM)

Insite Objects	RESITE Recorder

lnvensys	OMS

lnvensys	Entire Framework Agreement

KBC	FCC Sims

Management Controls (MCI)	Track Host

McAfee	Entire suite

Microcall	Call Accounting

Microsoft	Entire suite

Primavera	P3E

SAP	Entire suite

SAP	SAP R/3

Siemens	Vistascape Server

Solomon & Associates	Entire Suite

Syntex Management Systems	IMPACT

System Improvements	Taproot

Top Tech	TMS Host

Unique Software	OHM

VisualBasic	VisualBasic

VMWare	Infrastructure Enterprise Edition

WBT Systems Control Systems International, Inc.	TopClass FUEL-FACS, ZyTax

Rockwell	Allen-Bradley PLC Application Interface for PLC5, SLC500, and Micrologix 5000

IS Networld	Entire suite including AutoCAD

VLO Custom	RFOP & TSW

HP	Pinger/ITO

HP	Service Manager

Oracle	LDAP Server

Bluecoat	Manager

NetScout	Genius, K2

Cisco	ASA or Similar

Cisco	Radius, Syslog, TACACS+

Avocent	DSView Management Software (the appliance will stay at the Site)

Section 8.10(e)(ii)

Included Software Applications

The following server-based software applications are licensed to Seller or its Affiliates and have historically been used in connection with the operation of the Business and/or the Refinery. Should Buyer so request, Seller will assist Buyer by requesting that the licensors of this software consent to its transfer to Buyer (to the extent it is used at the Refinery, but not elsewhere).

Vendor	Generic Name
Agilent	Chromatography Server

Equity Engineering Group (E2G)	Primary Application Server

IHS Environmental	OpsEnvironmental

IHS Environmental	CCB - BLAN - OpsEnvironmental SQL2K

Inspection Logic	LeakDAS

Intergraph	CCB - BLAN - Oracle for EMPRV + Intools

Intergraph	CCB - BLAN - Intools

Invensys Systems -Wonderware	lntelatrac 3.2 Production Server

LabVantage	LIMS Database Server

LabVantage	Lab Vantage

Oracle	Oracle

Oracle	CCB - BLAN - Shared Oracle Server

Oracle	CCB - BLAN - Oracle Eclipse

Oracle	ADM - BLAN - Oracle Eclipse Standby

Symantec	Wise Packaging Server

UOP	COMPLY

Veritech	ESTEAM

Aladdin	ADM - BLAN - Hasp License Server

Canary Labs	Galaxy Trend Data Historian

CommVault	CCS - BLAN - CommVault QiNetiX Server

Computer Associates	ADM - BLAN - CA Network Monitor

Diskeeper	Disk Keeper Server

Emerson	RBMware Server

Enerwise	CCB - PDMZ - Power Metering Server

ESC	Stack Vision Server

Galaxy	CCB - BLAN - GLX BLAN

Galaxy	ADM - BLAN - GLX DCR Web - Standby/TrendDev

Galaxy	CCB - BLAN - GLX Trends

Galaxy	Galaxy Server

Galaxy	CCB - DMZ - Galaxy (Plant Data Historian)

Galaxy	CCB - DMZ - Galaxy (Plant Data Historian)

Galaxy	Galaxy Trend Data Server

Industrial Scientific	CCB - PDMZ - Production DS2 Server

Internal	Compliance

Internal	FlareLog

Internal	Galaxy_Server_Log

Internal	LockoutTagout

Internal	PhoneDB

Internal	Request

Internal	Refinery Task Management

Internal	SDWorklist

Internal	Subscriptions

Internal	Subscriptions v2

Internal	Hazmin

Internal	ADM - BLAN - App Automation Secondary

Internal	Scheduler

KIWI	KIWI Network Backup

Lenel	Lenel

Mikron Infrared, inc	Infrared Camera Image Archive

Ricoh	Ricoh Scanning Server

Soteica	Visual Mesa Server - DEDCRF

UNKNOWN	EEG

UNKNOWN	CallData

UNKNOWN	EDM_SOPUS

UNKNOWN	KMS

Excel Spreadsheets (SIMTO In Progress)

Water9 (EPA)

WTS

Spreadsheets & Access DB

KMS

EMPRV

IBM	Maximo (read only)

Cisco	Call Manager System

GE	Cimplicity - SCADA Runtime

Section 4.3(a)

Buyer Third Person Consents

None

Section 4.3(b)

Buyer Governmental Approvals

None